================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06175

                               ECLIPSE FUNDS INC.
               (Exact name of Registrant as specified in charter)

                     51 Madison Avenue, New York, NY 10010
              (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: 11/1/05-04/30/06

================================================================================

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

                                           MAINSTAY(R) FUNDS

                                           Message from the President
                                           and
                                           Semiannual Report
                                           Unaudited
                                           April 30, 2006

(MAINSTAY INVESTMENTS LOGO)


EQUITY FUNDS


MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Mid Cap Opportunity Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Opportunity Fund


INCOME FUNDS


MainStay Cash Reserves Fund
MainStay Floating Rate Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund


BLENDED FUNDS


MainStay Balanced Fund
MainStay Income Manager Fund


ASSET ALLOCATION FUNDS


MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment(s) during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt

                       Not part of the Semiannual Report

                       This page intentionally left blank

                                           MAINSTAY(R) FUNDS

                                           Semiannual Report
                                           Unaudited

                                           April 30, 2006

(MAINSTAY INVESTMENTS LOGO)


EQUITY FUNDS


MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Mid Cap Opportunity Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Opportunity Fund


INCOME FUNDS


MainStay Cash Reserves Fund
MainStay Floating Rate Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund


BLENDED FUNDS


MainStay Balanced Fund
MainStay Income Manager Fund


ASSET ALLOCATION FUNDS


MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

                       This page intentionally left blank

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

EQUITY FUNDS

MainStay All Cap Growth Fund                                                   1
--------------------------------------------------------------------------------

MainStay All Cap Value Fund                                                   14
--------------------------------------------------------------------------------

MainStay Mid Cap Opportunity Fund                                             28
--------------------------------------------------------------------------------

MainStay S&P 500 Index Fund                                                   42
--------------------------------------------------------------------------------

MainStay Small Cap Opportunity Fund                                           60
--------------------------------------------------------------------------------

INCOME FUNDS

MainStay Cash Reserves Fund                                                   78
--------------------------------------------------------------------------------

MainStay Floating Rate Fund                                                   90
--------------------------------------------------------------------------------

MainStay Indexed Bond Fund                                                   112
--------------------------------------------------------------------------------

MainStay Intermediate Term Bond Fund                                         138
--------------------------------------------------------------------------------

MainStay Short Term Bond Fund                                                158
--------------------------------------------------------------------------------

BLENDED FUNDS


MainStay Balanced Fund                                                       170
--------------------------------------------------------------------------------

MainStay Income Manager Fund                                                 194


ASSET ALLOCATION FUNDS

MainStay Conservative Allocation Fund                                        222
--------------------------------------------------------------------------------

MainStay Growth Allocation Fund                                              234
--------------------------------------------------------------------------------

MainStay Moderate Allocation Fund                                            246
--------------------------------------------------------------------------------

MainStay Moderate Growth Allocation Fund                                     258
--------------------------------------------------------------------------------

Notes to Financial Statements                                                270
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements    287
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                 291
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                       291
--------------------------------------------------------------------------------

Board Members and Officers                                                   292

                       This page intentionally left blank

MAINSTAY ALL CAP GROWTH FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        6.27%   22.48%  -1.04%  5.66%
Excluding sales charges  12.45    29.60    0.09   6.26

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
4/30/96                                         9450                  10000                  10000                  10000
                                               10465                  12513                  12206                  11815
                                               14848                  17652                  17344                  16791
                                               18669                  21504                  21945                  20759
                                               22796                  23682                  27996                  26541
                                               17264                  20610                  18967                  18113
                                               13882                  18008                  15154                  14620
                                               11064                  15612                  12979                  12426
                                               13168                  19183                  15789                  15276
                                               13380                  20399                  15852                  15322
4/30/06                                        17341                  23544                  18259                  17911

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        7.07%   23.68%  -1.05%  5.32%
Excluding sales charges  12.07    28.68   -0.65   5.32

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
4/30/96                                        10000                  10000                  10000                  10000
                                               10972                  12513                  12206                  11815
                                               15402                  17652                  17344                  16791
                                               19171                  21504                  21945                  20759
                                               23169                  23682                  27996                  26541
                                               17536                  20610                  18967                  18113
                                               13849                  18008                  15154                  14620
                                               10961                  15612                  12979                  12426
                                               12958                  19183                  15789                  15276
                                               13055                  20399                  15852                  15322
4/30/06                                        16800                  23544                  18259                  17911

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       11.06%   27.78%  -0.63%  5.33%
Excluding sales charges  12.06    28.78   -0.63   5.33

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
4/30/96                                        10000                  10000                  10000                  10000
                                               10972                  12513                  12206                  11815
                                               15402                  17652                  17344                  16791
                                               19171                  21504                  21945                  20759
                                               23169                  23682                  27996                  26541
                                               17536                  20610                  18967                  18113
                                               13849                  18008                  15154                  14620
                                               10961                  15612                  12979                  12426
                                               12965                  19183                  15789                  15276
                                               13055                  20399                  15852                  15322
4/30/06                                        16813                  23544                  18259                  17911

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/ Trustees. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     1

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                         12.71%   30.37%  0.46%   6.52%

(PERFORMANCE GRAPH)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
4/30/96                                        10000                  10000                  10000                  10000
                                               11099                  12513                  12206                  11815
                                               15774                  17652                  17344                  16791
                                               19861                  21504                  21945                  20759
                                               24276                  23682                  27996                  26541
                                               18374                  20610                  18967                  18113
                                               14811                  18008                  15154                  14620
                                               11837                  15612                  12979                  12426
                                               14126                  19183                  15789                  15276
                                               14421                  20399                  15852                  15322
4/30/06                                        18801                  23544                  18259                  17911



                                        SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                  MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------------------

S&P 500(R) Index(1)                     9.64%   15.42%    2.70%    8.94%
Russell 1000(R) Growth Index(2)         7.06    15.18    -0.76     6.21
Russell 3000(R) Growth Index(3)         8.19    16.90    -0.22     6.00
Average Lipper multi-cap growth
  fund(4)                              11.59    25.39     1.47     7.33

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell 3000(R) Growth Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 2   MainStay All Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,125.75           $ 7.43            $1,017.95            $ 7.05
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,122.40           $11.37            $1,014.20            $10.79
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,122.30           $11.37            $1,014.20            $10.79
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,127.65           $ 4.91            $1,020.35            $ 4.66
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.41% for Class A, 2.16% for Class B and Class C, and 0.93% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     3

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     97.8
Short-Term Investments (collateral from securities lending                         7.9
  is 5.7%)
Liabilities in Excess of Cash and Other Assets                                    (5.7)

See Portfolio of Investments on page 6 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Peabody Energy Corp.
 2.  Arch Coal, Inc.
 3.  WellPoint, Inc.
 4.  UnitedHealth Group, Inc.
 5.  Weatherford International, Ltd.
 6.  FedEx Corp.
 7.  Praxair, Inc.
 8.  Eagle Materials, Inc.
 9.  United Technologies Corp.
10.  Corning, Inc.

 4   MainStay All Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY ALL CAP GROWTH FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay All Cap Growth Fund returned 12.45% for Class A shares, 12.07% for Class B shares, and 12.06% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 12.71%. All share classes outperformed the 8.19% return of Russell 3000(R) Growth Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes also outperformed the 11.59% return of the average Lipper(2) multi-cap growth fund for the six months ended April 30, 2006.

WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

During the reporting period, the Fund's strong performance relative to its peers and the Russell 3000(R) Growth Index resulted primarily from effective stock selection in the energy, industrials, and materials sectors. Energy equipment & services and coal stocks helped the Fund's energy holdings outpace holdings in other sectors during the reporting period. Strong worldwide industrial activity allowed the Fund's industrial holdings to outperform the Index. In the technology sector, superior stock selection and an underweighted position contributed to the Fund's strong relative performance.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

The strongest contributors to the Fund's performance were Peabody Energy, Eagle Materials, and Wesco International, all of which benefited from rising demand. On the other hand, health care providers & services stocks UnitedHealth Group, Aetna, and Caremark Rx all detracted from the Fund's performance during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Fund initiated a new position in Giant Industries, an oil refiner that benefited from rising oil prices. Another new Fund holding was Norfolk Southern, a railroad transportation company that advanced on strong railway demand.

The Fund sold its position in Hovnanian Enterprises when higher interest rates reduced the demand for new homes. The Fund also eliminated its position in Dell when competition and decreased demand for computers caused the company's earnings to slow.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the six months ended April 30, 2006, the Fund's consumer discretionary allocation decreased from significantly overweighted relative to the Russell 3000(R) Growth Index to slightly overweighted. For the same period, the Fund's allocations to the financials and industrials sectors both increased to slightly overweighted relative to the Index.

The Fund's underweighted position in consumer staples had a positive impact on performance. Among individual stocks, the Fund benefited from significantly overweighted positions in Peabody Energy and Arch Coal.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase.
1. See footnote on page 2 for more information on the Russell 3000(R) Growth Index.
2. See footnote on page 2 for more information on Lipper Inc.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     5

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (97.8%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.9%)
L-3 Communications Holdings, Inc.                       50,500   $  4,125,850
V  United Technologies Corp.                           108,000      6,783,480
                                                                 ------------
                                                                   10,909,330
                                                                 ------------
AIR FREIGHT & LOGISTICS (1.9%)
V  FedEx Corp.                                          60,900      7,011,417
                                                                 ------------
AUTOMOBILES (1.2%)
Harley-Davidson, Inc. (a)                               90,300      4,590,852
                                                                 ------------

BIOTECHNOLOGY (3.5%)
Amgen, Inc. (b)                                         47,100      3,188,670
Genentech, Inc. (b)                                     42,500      3,387,675
Gilead Sciences, Inc. (b)                               81,100      4,663,250
United Therapeutics Corp. (b)                           27,400      1,631,670
                                                                 ------------
                                                                   12,871,265
                                                                 ------------
BUILDING PRODUCTS (0.5%)
Builders FirstSource, Inc. (b)                          91,200      1,965,360
                                                                 ------------

CAPITAL MARKETS (2.5%)
Affiliated Managers Group, Inc. (a)(b)                  21,300      2,157,690
Ameriprise Financial, Inc.                              40,500      1,986,120
Legg Mason, Inc.                                        15,800      1,871,984
Morgan Stanley                                          51,400      3,305,020
                                                                 ------------
                                                                    9,320,814
                                                                 ------------
CHEMICALS (1.9%)
V  Praxair, Inc.                                       122,500      6,875,925
                                                                 ------------
COMMUNICATIONS EQUIPMENT (5.4%)
Avocent Corp. (b)                                       68,000      1,831,920
Comverse Technology, Inc. (b)                           74,100      1,678,365
V  Corning, Inc. (b)                                   243,300      6,722,379
Motorola, Inc.                                         232,400      4,961,740
QUALCOMM, Inc.                                          74,700      3,835,098
Research In Motion, Ltd. (b)                            11,700        896,571
                                                                 ------------
                                                                   19,926,073
                                                                 ------------
COMPUTERS & PERIPHERALS (2.8%)
Apple Computer, Inc. (b)                                82,600      5,814,214
EMC Corp. (b)                                          337,700      4,562,327
                                                                 ------------
                                                                   10,376,541
                                                                 ------------
CONSTRUCTION MATERIALS (1.8%)
V  Eagle Materials, Inc.                               103,626      6,865,223
                                                                 ------------

CONSUMER FINANCE (2.4%)
American Express Co.                                    50,300      2,706,643
Capital One Financial Corp.                             70,800      6,134,112
                                                                 ------------
                                                                    8,840,755
                                                                 ------------


                                                        SHARES          VALUE
ELECTRICAL EQUIPMENT (1.2%)
Roper Industries, Inc.                                  92,400   $  4,385,304
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.7%)
Amphenol Corp. Class A                                 103,000      5,953,400
Anixter International, Inc.                             54,900      2,791,116
Avnet, Inc. (b)                                         49,600      1,297,040
                                                                 ------------
                                                                   10,041,556
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (7.5%)
Baker Hughes, Inc.                                      80,300      6,490,649
BJ Services Co.                                        135,700      5,163,385
ENSCO International, Inc.                               72,500      3,878,025
Transocean, Inc. (b)                                    62,400      5,058,768
V  Weatherford International, Ltd. (b)                 141,000      7,463,130
                                                                 ------------
                                                                   28,053,957
                                                                 ------------
FOOD & STAPLES RETAILING (0.4%)
Walgreen Co.                                            38,100      1,597,533
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.2%)
Cooper Cos., Inc. (The) (a)                             43,300      2,373,706
Cytyc Corp. (b)                                        138,000      3,567,300
Varian Medical Systems, Inc. (b)                        46,100      2,414,718
                                                                 ------------
                                                                    8,355,724
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (9.1%)
Aetna, Inc.                                            106,400      4,096,400
Caremark Rx, Inc. (b)                                  129,000      5,875,950
Health Net, Inc. (b)                                    51,200      2,083,840
Omnicare, Inc. (a)                                      72,100      4,088,791
V  UnitedHealth Group, Inc.                            172,014      8,555,976
V  WellPoint, Inc. (b)                                 127,364      9,042,844
                                                                 ------------
                                                                   33,743,801
                                                                 ------------
HOUSEHOLD DURABLES (3.2%)
Centex Corp. (a)                                        30,500      1,695,800
D.R. Horton, Inc.                                       76,200      2,287,524
Harman International Industries, Inc.                   23,300      2,050,167
Lennar Corp. Class A                                    44,000      2,416,920
Mohawk Industries, Inc. (b)                             43,500      3,484,350
                                                                 ------------
                                                                   11,934,761
                                                                 ------------
INSURANCE (2.7%)
Hanover Insurance Group, Inc. (The)                     45,200      2,391,080
National Financial Partners Corp.                       47,500      2,470,000
Prudential Financial, Inc.                              36,900      2,882,997

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 6   MainStay All Cap Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
Zenith National Insurance Corp.                         51,300   $  2,263,356
                                                                 ------------
                                                                   10,007,433
                                                                 ------------
INTERNET SOFTWARE & SERVICES (1.8%)
Akamai Technologies, Inc. (b)                           30,000      1,010,700
eBay, Inc. (b)                                          51,500      1,772,115
j2 Global Communications, Inc. (a)(b)                   48,100      2,361,229
VeriSign, Inc. (a)(b)                                   67,800      1,594,656
                                                                 ------------
                                                                    6,738,700
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                         14,300        560,846
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (2.0%)
Covance, Inc. (b)                                       28,300      1,651,305
Fisher Scientific International, Inc. (b)               80,000      5,644,000
                                                                 ------------
                                                                    7,295,305
                                                                 ------------
MACHINERY (6.2%)
Danaher Corp.                                          100,200      6,423,822
Eaton Corp.                                             27,800      2,130,870
Illinois Tool Works, Inc. (a)                           48,200      4,950,140
Terex Corp. (b)                                         64,300      5,565,165
Toro Co. (The)                                          80,900      4,000,505
                                                                 ------------
                                                                   23,070,502
                                                                 ------------
MEDIA (1.4%)
McGraw-Hill Cos., Inc. (The)                            37,300      2,076,118
Omnicom Group, Inc.                                     32,900      2,961,329
                                                                 ------------
                                                                    5,037,447
                                                                 ------------
MULTILINE RETAIL (2.5%)
Kohl's Corp. (b)                                       101,200      5,651,008
Target Corp.                                            68,500      3,637,350
                                                                 ------------
                                                                    9,288,358
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (9.8%)
Apache Corp.                                            24,400      1,733,620
V  Arch Coal, Inc. (a)                                 100,400      9,536,996
Giant Industries, Inc. (b)                              45,900      3,299,292
Newfield Exploration Co. (b)                            91,600      4,085,360
V  Peabody Energy Corp.                                197,600     12,618,736
Tesoro Corp. (a)                                        76,400      5,341,888
                                                                 ------------
                                                                   36,615,892
                                                                 ------------
PHARMACEUTICALS (0.4%)
Teva Pharmaceutical Industries, Ltd., Sponsored
  ADR (c)                                               34,700      1,405,350
                                                                 ------------


                                                        SHARES          VALUE
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
St. Joe Co. (The) (a)                                   31,800   $  1,785,888
                                                                 ------------

ROAD & RAIL (1.4%)
Norfolk Southern Corp.                                  97,800      5,281,200
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Linear Technology Corp. (a)                            100,400      3,564,200
Maxim Integrated Products, Inc.                         36,900      1,301,094
National Semiconductor Corp.                           145,900      4,374,082
                                                                 ------------
                                                                    9,239,376
                                                                 ------------
SOFTWARE (2.4%)
Autodesk, Inc. (b)                                      53,200      2,236,528
Citrix Systems, Inc. (b)                                60,600      2,419,152
FactSet Research Systems, Inc.                         100,350      4,429,449
                                                                 ------------
                                                                    9,085,129
                                                                 ------------
SPECIALTY RETAIL (6.1%)
Advance Auto Parts, Inc.                                75,300      3,028,566
Bed Bath & Beyond, Inc. (b)                             83,800      3,213,730
Best Buy Co., Inc.                                      90,250      5,113,565
Chico's FAS, Inc. (b)                                  155,800      5,773,948
Lowe's Cos., Inc.                                       90,900      5,731,245
                                                                 ------------
                                                                   22,861,054
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.9%)
Coach, Inc. (b)                                        156,400      5,164,328
NIKE, Inc. Class B                                      24,400      1,996,896
                                                                 ------------
                                                                    7,161,224
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (1.1%)
IndyMac Bancorp, Inc.                                   87,000      4,203,840
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (1.8%)
Wesco International, Inc. (b)                           88,900      6,667,500
                                                                 ------------
Total Common Stocks
  (Cost $257,471,920)                                             363,971,235
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (7.9%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (3.3%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (d)                            $  536,220        536,220
Den Danske Bank
  4.773%, due 5/5/06 (d)                               536,220        536,220
General Electric Capital Corp.
  5.001%, due 6/26/06 (d)                            1,528,442      1,528,442
Grampian Funding LLC
  4.785%, due 5/3/06 (d)                               536,220        536,220

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    7

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (d)                           $  536,220   $    536,220
Liberty Street Funding Co.
  4.87%, due 5/18/06 (d)                               536,220        536,220
Rabobank USA Finance Corp.
  4.81%, due 5/1/06                                  7,960,000      7,960,000
                                                                 ------------
Total Commercial Paper
  (Cost $12,169,542)                                               12,169,542
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (1.1%)
BGI Institutional Money Market Fund (d)              3,983,414      3,983,414
                                                                 ------------
Total Investment Company
  (Cost $3,983,414)                                                 3,983,414
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.5%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $1,930,765 (Collateralized
  by various bonds with a Principal Amount of
  $2,002,095 and Market Value
  of $1,987,022) (d)                                $1,929,964      1,929,964
                                                                 ------------
Total Repurchase Agreement
  (Cost $1,929,964)                                                 1,929,964
                                                                 ------------
TIME DEPOSITS (3.0%)
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (d)                             1,072,441      1,072,441
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (d)                            1,072,441      1,072,441
Bank of America
  4.77%, due 5/26/06 (d)(e)                          1,608,661      1,608,661
Bank of Montreal
  4.78%, due 5/8/06 (d)                                536,220        536,220
Bank of Nova Scotia
  4.78%, due 5/10/06 (d)                             1,072,441      1,072,441

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Barclays
  4.95%, due 6/20/06 (d)                            $1,072,441   $  1,072,441
BNP Paribas
  4.80%, due 5/12/06 (d)                               804,330        804,330
Calyon
  4.955%, due 6/19/06 (d)                              536,220        536,220
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (d)                                804,331        804,331
Fortis Bank
  4.77%, due 5/9/06 (d)                                536,220        536,220
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (d)                             1,072,441      1,072,441
Societe Generale
  4.73%, due 5/9/06 (d)                              1,072,441      1,072,441
                                                                 ------------
Total Time Deposits
  (Cost $11,260,628)                                               11,260,628
                                                                 ------------
Total Short-Term Investments
  (Cost $29,343,548)                                               29,343,548
                                                                 ------------
Total Investments
  (Cost $286,815,468) (f)                                105.7%   393,314,783(g)
Liabilities in Excess of
  Cash and Other Assets                                   (5.7)   (21,338,881)
                                                    ----------   ------------
Net Assets                                               100.0%  $371,975,902
                                                    ==========   ============

(a) Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(f) The cost for federal income tax purposes is $287,295,850.
(g)  At April 30, 2006 net unrealized appreciation was
     $106,018,933, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $112,073,401 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,054,468.

 8   MainStay All Cap Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $286,815,468) including
  $20,939,568 market value of securities
  loaned                                        $393,314,783
Cash                                                   1,239
Receivables:
  Fund shares sold                                   375,227
  Dividends and interest                              63,047
Other assets                                          49,561
                                                -------------
    Total assets                                 393,803,857
                                                -------------
LIABILITIES:
Securities lending collateral                     21,383,548
Payables:
  Manager                                            258,300
  Fund shares redeemed                                86,106
  Transfer agent                                      39,833
  NYLIFE Distributors                                 19,506
  Professional                                        18,663
  Custodian                                            2,440
  Directors                                            1,844
Accrued expenses                                      17,715
                                                -------------
    Total liabilities                             21,827,955
                                                -------------
Net assets                                      $371,975,902
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $      1,232
  Class B                                                479
  Class C                                                218
  Class I                                             12,719
Additional paid-in capital                       291,395,761
Accumulated net investment loss                     (736,513)
Accumulated net realized loss on investments     (25,197,309)
Net unrealized appreciation on investments       106,499,315
                                                -------------
Net assets                                      $371,975,902
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 30,258,850
                                                =============
Shares of capital stock outstanding                1,232,013
                                                =============
Net asset value per share outstanding           $      24.56
Maximum sales charge (5.50% of offering price)          1.43
                                                -------------
Maximum offering price per share outstanding    $      25.99
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 11,566,177
                                                =============
Shares of capital stock outstanding                  479,043
                                                =============
Net asset value and offering price per share
  outstanding                                   $      24.14
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  5,270,228
                                                =============
Shares of capital stock outstanding                  218,170
                                                =============
Net asset value and offering price per share
  outstanding                                   $      24.16
                                                =============
CLASS I
Net assets applicable to outstanding shares     $324,880,647
                                                =============
Shares of capital stock outstanding               12,718,582
                                                =============
Net asset value and offering price per share
  outstanding                                   $      25.54
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $   875,327
  Interest                                           124,768
  Income from securities loaned--net                  21,219
                                                 ------------
    Total income                                   1,021,314
                                                 ------------
EXPENSES:
  Manager                                          1,476,795
  Transfer agent--Classes A, B and C                  47,107
  Transfer agent--Class I                             41,509
  Distribution--Class B                               39,322
  Distribution--Class C                               14,344
  Distribution/Service--Class A                       28,087
  Service--Class B                                    13,107
  Service--Class C                                     4,781
  Registration                                        32,550
  Professional                                        30,806
  Shareholder communication                           16,196
  Directors                                           11,105
  Custodian                                            9,490
  Miscellaneous                                       14,347
                                                 ------------
    Total expenses before reimbursement            1,779,546
  Expense reimbursement from Manager                 (21,719)
                                                 ------------
    Net expenses                                   1,757,827
                                                 ------------
Net investment loss                                 (736,513)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  17,961,493
Net change in unrealized appreciation on
  investments                                     23,455,221
                                                 ------------
Net realized and unrealized gain on investments   41,416,714
                                                 ------------
Net increase in net assets resulting from
  operations                                     $40,680,201
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $795.

 10   MainStay All Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                 $   (736,513)  $ (1,147,966)
 Net realized gain on investments      17,961,493     10,366,034
 Net change in unrealized
  appreciation on investments          23,455,221     42,365,342
                                     ---------------------------
 Net increase in net assets
  resulting from operations            40,680,201     51,583,410
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             15,423,288      8,592,648
   Class B                              4,972,554      6,221,885
   Class C                              3,142,283      1,877,856
   Class I                             35,219,758     39,266,620
                                     ---------------------------
                                       58,757,883     55,959,009
 Cost of shares redeemed:
   Class A                             (1,787,085)    (9,402,569)
   Class B                             (4,062,063)    (1,003,591)
   Class C                               (517,514)      (249,258)
   Class I                            (36,277,701)   (52,373,137)
                                     ---------------------------
                                      (42,644,363)   (63,028,555)
    Increase (decrease) in net
     assets derived from capital
     share transactions                16,113,520     (7,069,546)
                                     ---------------------------
    Net increase in net assets         56,793,721     44,513,864

NET ASSETS:
Beginning of period                   315,182,181    270,668,317
                                     ---------------------------
End of period                        $371,975,902   $315,182,181
                                     ===========================
Accumulated net investment loss at
 end of period                       $   (736,513)  $         --
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                               CLASS A
                                            ---------------------------------------------
                                                                              JANUARY 2,
                                            SIX MONTHS                          2004*
                                              ENDED         YEAR ENDED         THROUGH
                                            APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                              2006**           2005              2004
Net asset value at beginning of period       $ 21.84          $ 18.32          $ 18.99
                                            ----------      -----------      ------------
Net investment loss (a)                        (0.10)           (0.19)(d)        (0.10)
Net realized and unrealized gain (loss) on
  investments                                   2.82             3.71            (0.57)
                                            ----------      -----------      ------------
Total from investment operations                2.72             3.52            (0.67)
                                            ----------      -----------      ------------
Less distributions:
  In excess of net investment income              --               --               --
                                            ----------      -----------      ------------
Net asset value at end of period             $ 24.56          $ 21.84          $ 18.32
                                            ==========      ===========      ============
Total investment return (b)                    12.45%(c)        19.21%           (3.53%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                        (0.85%)(e)+      (0.95%)(d)       (0.61%)+
    Net expenses                                1.41%+           1.55%            1.31% +
    Expenses (before reimbursement)             1.42%+           1.59%            1.37% +
Portfolio turnover rate                           20%              31%              44%
Net assets at end of period (in 000's)       $30,259          $14,333          $12,716

                                                              CLASS C
                                            --------------------------------------------
                                                                             JANUARY 2,
                                            SIX MONTHS                          2004*
                                              ENDED         YEAR ENDED         THROUGH
                                            APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                              2006**           2005             2004
Net asset value at beginning of period        $21.56          $18.22           $18.99
                                            ----------      -----------      -----------
Net investment loss (a)                        (0.18)          (0.36)(d)        (0.23)
Net realized and unrealized gain (loss) on
  investments                                   2.78            3.70            (0.54)
                                            ----------      -----------      -----------
Total from investment operations                2.60            3.34            (0.77)
                                            ----------      -----------      -----------
Less distributions:
  In excess of net investment income              --              --               --
                                            ----------      -----------      -----------
Net asset value at end of period              $24.16          $21.56           $18.22
                                            ==========      ===========      ===========
Total investment return (b)                    12.06%(c)       18.33%           (4.05%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                        (1.60%)(e)+     (1.70%)(d)       (1.36%)+
    Net expenses                                2.16%+          2.30%            2.06% +
    Expenses (before reimbursement)             2.17%+          2.34%            2.12% +
Portfolio turnover rate                           20%             31%              44%
Net assets at end of period (in 000's)        $5,270          $2,292           $  532

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment loss and the ratio of net investment loss include $0.01 per share and
     0.06%, respectively, as a result of a special one time dividend from Microsoft Corp.
(e)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 12   MainStay All Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                     CLASS B
-------------------------------------------------
                                      JANUARY 2,
     SIX MONTHS                          2004*
       ENDED         YEAR ENDED         THROUGH
     APRIL 30,       OCTOBER 31,      OCTOBER 31,
       2006**           2005             2004
      $ 21.54          $18.21           $18.99
     ----------      -----------      -----------
        (0.18)          (0.36)(d)        (0.22)
         2.78            3.69            (0.56)
     ----------      -----------      -----------
         2.60            3.33            (0.78)
     ----------      -----------      -----------
           --              --               --
     ----------      -----------      -----------
      $ 24.14          $21.54           $18.21
     ==========      ===========      ===========
        12.07%(c)       18.29%           (4.11%)(c)
        (1.57%)(e)+     (1.70%)(d)       (1.36%)+
         2.16%+          2.30%            2.06% +
         2.17%+          2.34%            2.12% +
           20%             31%              44%
      $11,566          $9,499           $3,453

                                       CLASS I
-------------------------------------------------------------------------------------
     SIX MONTHS
       ENDED
     APRIL 30,                            YEAR ENDED OCTOBER 31,
       2006**          2005          2004          2003          2002          2001
      $  22.66       $  18.90      $  18.66      $  16.02      $  19.92      $  37.50
     ----------      --------      --------      --------      --------      --------
         (0.04)         (0.07)(d)     (0.04)        (0.01)        (0.04)        (0.09)
          2.92           3.83          0.28          2.65         (3.86)       (12.79)
     ----------      --------      --------      --------      --------      --------
          2.88           3.76          0.24          2.64         (3.90)       (12.88)
     ----------      --------      --------      --------      --------      --------
            --             --            --            --            --         (4.70)
     ----------      --------      --------      --------      --------      --------
      $  25.54       $  22.66      $  18.90      $  18.66      $  16.02      $  19.92
     ==========      ========      ========      ========      ========      ========
         12.71%(c)      19.89%         1.29%        16.48%       (19.58%)      (38.34%)
         (0.34%)(e)+    (0.33%)(d)    (0.23%)       (0.04%)       (0.22%)       (0.32%)
          0.93%+         0.93%         0.93%         0.93%         0.93%         0.93%
          0.94%+         0.97%         0.99%         1.02%         1.02%         0.98%
            20%            31%           44%           35%           63%           35%
      $324,881       $289,058      $253,968      $342,761      $320,059      $436,898

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

MAINSTAY ALL CAP VALUE FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        5.71%   10.76%  3.14%   6.25%
Excluding sales charges  11.86    17.21   4.31    6.85

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
4/30/96                                         9450                  10000                  10000                  10000
                                               11025                  12513                  12256                  12172
                                               14494                  17652                  17426                  17303
                                               13610                  21504                  19881                  19267
                                               12926                  23682                  19110                  18627
                                               14847                  20610                  20338                  20035
                                               14442                  18008                  19544                  19601
                                               11632                  15612                  17001                  16965
                                               14720                  19183                  21466                  21612
                                               15645                  20399                  24455                  24542
4/30/06                                        18337                  23544                  28931                  29287

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        6.48%   11.40%  3.21%   6.11%
Excluding sales charges  11.48    16.40   3.56    6.11

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
4/30/96                                        10000                  10000                  10000                  10000
                                               11582                  12513                  12256                  12172
                                               15135                  17652                  17426                  17303
                                               14127                  21504                  19881                  19267
                                               13305                  23682                  19110                  18627
                                               15185                  20610                  20338                  20035
                                               14667                  18008                  19544                  19601
                                               11717                  15612                  17001                  16965
                                               14727                  19183                  21466                  21612
                                               15540                  20399                  24455                  24542
4/30/06                                        18089                  23544                  28931                  29287

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       10.48%   15.40%  3.56%   6.11%
Excluding sales charges  11.48    16.40   3.56    6.11

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
4/30/96                                        10000                  10000                  10000                  10000
                                               11582                  12513                  12256                  12172
                                               15135                  17652                  17426                  17303
                                               14127                  21504                  19881                  19267
                                               13305                  23682                  19110                  18627
                                               15185                  20610                  20338                  20035
                                               14667                  18008                  19544                  19601
                                               11717                  15612                  17001                  16965
                                               14727                  19183                  21466                  21612
                                               15540                  20399                  24455                  24542
4/30/06                                        18089                  23544                  28931                  29287

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/ Trustees. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 14   MainStay All Cap Value Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                         12.39%   18.26%  4.76%   7.21%

(PERFORMANCE GRAPH)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
4/30/96                                        10000                  10000                  10000                  10000
                                               11692                  12513                  12256                  12172
                                               15409                  17652                  17426                  17303
                                               14504                  21504                  19881                  19267
                                               13804                  23682                  19110                  18627
                                               15901                  20610                  20338                  20035
                                               15497                  18008                  19544                  19601
                                               12507                  15612                  17001                  16965
                                               15873                  19183                  21466                  21612
                                               16964                  20399                  24455                  24542
4/30/06                                        20063                  23544                  28931                  29287

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS

S&P 500(R) Index(1)                                       9.64%   15.42%   2.70%    8.94%
Russell 1000(R) Value Index(2)                           12.87    18.30    7.30    11.21
Russell 3000(R) Value Index(3)                           13.27    19.33    7.89    11.34
Average Lipper multi-cap value fund(4)                   11.99    18.21    6.71     9.68

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     15

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,119.10           $ 9.98            $1,015.50            $ 9.49
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,115.75           $13.90            $1,011.75            $13.22
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,115.75           $13.90            $1,011.75            $13.22
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,124.40           $ 4.95            $1,020.30            $ 4.71
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.90% for Class A, 2.65% for Class B and Class C, and 0.94% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 16   MainStay All Cap Value Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     97.4
Short-Term Investments (collateral from securities lending                        13.4
  is 8.9%)
Investment Company                                                                 0.4
Liabilities in Excess of Cash and Other Assets                                   (11.2)

See Portfolio of Investments on page 19 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Pfizer, Inc.
 3.  Bank of America Corp.
 4.  Sprint Nextel Corp.
 5.  Verizon Communications, Inc.
 6.  Comcast Corp., Class A
 7.  PMI Group, Inc. (The)
 8.  JPMorgan Chase & Co.
 9.  Kroger Co. (The)
10.  Abbott Laboratories

                                                    www.mainstayfunds.com     17

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen, CFA, and Mark T. Spellman of MacKay Shields LLC

HOW DID MAINSTAY ALL CAP VALUE FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay All Cap Value Fund returned 11.86% for Class A shares, 11.48% for Class B shares, and 11.48% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 12.39%. All share classes underperformed the 13.27% return of the Russell 3000(R) Value Index,(1) the Fund's broad-based securities-market index, for the six-month period. Class I shares outperformed--and Class A, Class B, and Class C shares underperformed--the 11.99% return of the average Lipper(2) multi-cap value fund for the six months ended April 30, 2006.

WHAT WERE SOME OF THE FUND'S STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

Energy-related holdings were among the strongest contributors to the Fund's performance. Contract drillers Transocean and Rowan each benefited from higher oil and natural gas prices--and from the perception that day rates could continue to rise if an already tight supply of drilling rigs became even tighter because of infrastructure damage in the Gulf of Mexico. Earnings at both companies came in better than expected throughout the reporting period, which raised expectations and drove the companies' stock prices higher. We reduced the Fund's holdings in both companies as their shares approached the price targets we had previously set.

The stock price of communications equipment company Nokia rose substantially during the reporting period, driven by an improving product lineup and market share gains. Nokia's early penetration of many emerging markets appeared to be benefiting the company. We trimmed the Fund's position when the shares approached our price target.

HOW DID THE FUND'S UTILITIES STOCKS PERFORM?

The Fund's decision to underweight utilities proved to be a prudent strategy. The entire sector underperformed the Russell 3000(R) Value Index because of valuation concerns and the impact of higher interest rates. The utility stocks that the Fund owned, Duke Energy and FirstEnergy, both provided solid positive returns.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS DURING THE REPORTING PERIOD?

Shares of TRW Automotive Holdings hurt the Fund's performance, despite solid earnings reports. Virtually the entire automotive group was swept up in the negative speculation surrounding General Motors' condition, Delphi Automotive's bankruptcy, and a potential industry strike. We used the weakness in TRW Automotive's stock to add to the Fund's position, because we felt that these industry concerns would be short-lived. We further believed that the company's significant revenue exposure to the European market and to non-U.S. manufacturers helped mitigate downside risk.

A position in newspaper publisher and broadcast company Gannett also hurt the Fund's performance. With the Internet gaining popularity as a news source, investors worried about subscriber growth and advertising revenue throughout the newspaper industry. While we're aware of these concerns and monitor them, we also believe that Gannett's shares have remained attractive on a valuation basis and represent good value for a premium franchise.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2006, the Fund held overweighted positions relative to the Russell 3000(R) Value Index in information technology, telecommunication services, materials, consumer staples, consumer discretionary, and health care. On the same date, the Fund was underweighted relative to the Index in industrials, financials, utilities, and energy.



Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.
1. See footnote on page 15 for more information on the Russell 3000(R) Value Index.
2. See footnote on page 15 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 18   MainStay All Cap Value Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (97.4%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
Northrop Grumman Corp.                                  20,900   $  1,398,210
                                                                 ------------

AUTO COMPONENTS (1.4%)
TRW Automotive Holdings Corp. (a)                       91,600      2,031,688
                                                                 ------------
BUILDING PRODUCTS (1.7%)
American Standard Cos., Inc.                            56,800      2,472,504
                                                                 ------------
CAPITAL MARKETS (4.5%)
Goldman Sachs Group, Inc. (The)                          9,400      1,506,726
Merrill Lynch & Co., Inc.                               28,700      2,188,662
Morgan Stanley                                          27,200      1,748,960
State Street Corp.                                      17,900      1,169,228
                                                                 ------------
                                                                    6,613,576
                                                                 ------------
CHEMICALS (3.2%)
Chemtura Corp. (b)                                     170,100      2,075,220
E.I. du Pont de Nemours & Co.                           60,400      2,663,640
                                                                 ------------
                                                                    4,738,860
                                                                 ------------
COMMERCIAL BANKS (7.4%)
V  Bank of America Corp.                                83,433      4,164,976
PNC Financial Services Group, Inc.                      12,900        921,963
U.S. Bancorp                                            79,500      2,499,480
Wachovia Corp.                                          26,700      1,597,995
Wells Fargo & Co.                                       22,300      1,531,787
                                                                 ------------
                                                                   10,716,201
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Learning Tree International, Inc. (a)                   37,300        417,760
                                                                 ------------
COMMUNICATIONS EQUIPMENT (3.0%)
Lucent Technologies, Inc. (a)                          494,200      1,378,818
Motorola, Inc.                                          29,900        638,365
Nokia Oyj, Sponsored ADR (c)                           103,100      2,336,246
                                                                 ------------
                                                                    4,353,429
                                                                 ------------
COMPUTERS & PERIPHERALS (1.9%)
International Business Machines Corp.                   32,900      2,708,986
                                                                 ------------

CONTAINERS & PACKAGING (0.7%)
Owens-Illinois, Inc. (a)                                58,800      1,074,864
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (6.7%)
V  Citigroup, Inc.                                     127,933      6,390,253
V  JPMorgan Chase & Co.                                 73,356      3,328,895
                                                                 ------------
                                                                    9,719,148
                                                                 ------------


                                                        SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (4.7%)
AT&T, Inc.                                              65,100   $  1,706,271
Iowa Telecommunications Services, Inc.                  53,800        970,552
Premiere Global Services, Inc. (a)                      64,200        501,402
V  Verizon Communications, Inc.                        111,800      3,692,754
                                                                 ------------
                                                                    6,870,979
                                                                 ------------
ELECTRIC UTILITIES (0.8%)
FirstEnergy Corp.                                       23,500      1,191,685
                                                                 ------------

ELECTRICAL EQUIPMENT (0.4%)
GrafTech International, Ltd. (a)                        97,700        660,452
                                                                 ------------

ENERGY EQUIPMENT & SERVICES (6.1%)
ENSCO International, Inc.                               52,900      2,829,621
Pride International, Inc. (a)                           35,300      1,231,617
Rowan Cos., Inc.                                        51,200      2,269,696
Transocean, Inc. (a)                                    32,100      2,602,347
                                                                 ------------
                                                                    8,933,281
                                                                 ------------
FOOD & STAPLES RETAILING (5.5%)
CVS Corp. (b)                                           73,500      2,184,420
V  Kroger Co. (The) (a)                                149,900      3,036,974
Wal-Mart Stores, Inc.                                   60,600      2,728,818
                                                                 ------------
                                                                    7,950,212
                                                                 ------------
FOOD PRODUCTS (2.7%)
Cadbury Schweppes PLC, Sponsored ADR (b)(c)             51,100      2,041,956
General Mills, Inc.                                     35,100      1,731,834
J.M. Smucker Co. (The)                                   5,100        200,226
                                                                 ------------
                                                                    3,974,016
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (0.7%)
HCA, Inc.                                               22,000        965,580
                                                                 ------------

HOUSEHOLD PRODUCTS (1.3%)
Kimberly-Clark Corp.                                    31,900      1,867,107
                                                                 ------------

INSURANCE (7.1%)
AFLAC, Inc.                                             38,100      1,811,274
Allstate Corp. (The)                                    38,200      2,157,918
Genworth Financial, Inc. Class A                        65,900      2,187,880
Hartford Financial Services Group, Inc. (The)           24,400      2,243,092
Prudential Financial, Inc.                              25,000      1,953,250
                                                                 ------------
                                                                   10,353,414
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
IT SERVICES (1.5%)
Computer Sciences Corp. (a)                             38,100   $  2,230,755
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (0.7%)
Cambrex Corp.                                           48,900        991,692
                                                                 ------------

MACHINERY (0.6%)
Kadant, Inc. (a)                                        34,300        809,823
                                                                 ------------
MEDIA (5.5%)
V  Comcast Corp. Class A (a)                           109,900      3,401,405
Gannett Co., Inc. (b)                                   24,700      1,358,500
Time Warner, Inc.                                      118,400      2,060,160
Tribune Co.                                             42,600      1,228,158
                                                                 ------------
                                                                    8,048,223
                                                                 ------------
METALS & MINING (1.4%)
Alcoa, Inc. (b)                                         59,872      2,022,476
                                                                 ------------

MULTI-UTILITIES (1.0%)
Duke Energy Corp. (b)                                   51,100      1,488,032
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (2.4%)
Chevron Corp.                                           23,342      1,424,329
ConocoPhillips                                          30,800      2,060,520
                                                                 ------------
                                                                    3,484,849
                                                                 ------------
PHARMACEUTICALS (9.4%)
V  Abbott Laboratories                                  68,300      2,919,142
Bristol-Myers Squibb Co.                                31,900        809,622
Forest Laboratories, Inc. (a)                           18,300        738,954
Johnson & Johnson                                       19,000      1,113,590
KOS Pharmaceuticals, Inc. (a)                           22,500      1,089,000
V  Pfizer, Inc.                                        206,200      5,223,046
Wyeth                                                   37,900      1,844,593
                                                                 ------------
                                                                   13,737,947
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Advanced Micro Devices, Inc. (a)(b)                     23,700        766,695
Intel Corp.                                            132,400      2,645,352
Texas Instruments, Inc.                                 22,100        767,091
                                                                 ------------
                                                                    4,179,138
                                                                 ------------
SOFTWARE (0.5%)
BMC Software, Inc. (a)                                  35,200        758,208
                                                                 ------------


                                                        SHARES          VALUE
SPECIALTY RETAIL (3.4%)
Christopher & Banks Corp.                               30,900   $    816,378
Cost Plus, Inc. (a)(b)                                  20,600        362,560
Gap, Inc. (The)                                         77,100      1,394,739
Home Depot, Inc. (The)                                  57,900      2,311,947
                                                                 ------------
                                                                    4,885,624
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (2.9%)
V  PMI Group, Inc. (The)                                73,600      3,396,640
Washington Mutual, Inc.                                 16,900        761,514
                                                                 ------------
                                                                    4,158,154
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (4.1%)
ALLTEL Corp.                                            35,100      2,259,387
V  Sprint Nextel Corp.                                 151,400      3,754,720
                                                                 ------------
                                                                    6,014,107
                                                                 ------------
Total Common Stocks
  (Cost $117,799,361)                                             141,820,980
                                                                 ------------

INVESTMENT COMPANY (0.4%)
-----------------------------------------------------------------------------
Industrial Select Sector SPDR Fund (b)(d)               18,000        621,540
                                                                 ------------
Total Investment Company
  (Cost $615,531)                                                     621,540
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (13.4%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (1.7%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (e)                            $  323,884        323,884
Den Danske Bank
  4.773%, due 5/5/06 (e)                               323,884        323,884
General Electric Capital Corp.
  5.001%, due 6/26/06 (e)                              923,200        923,200
Grampian Funding LLC
  4.785%, due 5/3/06 (e)                               323,884        323,884
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (e)                              323,884        323,884
Liberty Street Funding Co.
  4.87%, due 5/18/06 (e)                               323,884        323,884
                                                                 ------------
Total Commercial Paper
  (Cost $2,542,620)                                                 2,542,620
                                                                 ------------

 20   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
FEDERAL AGENCIES (3.1%)
Federal Home Loan Bank (Discount Note)
  4.68%, due 5/1/06                                 $4,400,000   $  4,400,000
Federal National Mortgage Association (Discount
  Note)
  4.71%, due 5/19/06                                   120,000        119,718
                                                                 ------------
Total Federal Agencies
  (Cost $4,519,718)                                                 4,519,718
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANIES (3.1%)
BGI Institutional Money Market Fund (e)              2,406,035      2,406,035
Merrill Lynch Funds--Premier Institutional Money
  Market Fund                                        2,036,096      2,036,096
                                                                 ------------
Total Investment Companies
  (Cost $4,442,131)                                                 4,442,131
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.8%)
Morgan Stanley & Co.
  4.98% dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $1,166,208 (Collateralized
  by various bonds with a Principal Amount of
  $1,209,292 and Market Value of $1,200,187) (e)    $1,165,724      1,165,724
                                                                 ------------
Total Repurchase Agreement
  (Cost $1,165,724)                                                 1,165,724
                                                                 ------------
TIME DEPOSITS (4.7%)
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (e)                               647,769        647,769
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (e)                              647,769        647,769
Bank of America
  4.77%, due 5/26/06 (e)(f)                            971,653        971,653
Bank of Montreal
  4.78%, due 5/8/06 (e)                                323,884        323,884
Bank of Nova Scotia
  4.78%, due 5/10/06 (e)                               647,768        647,768

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Barclays
  4.95%, due 6/20/06 (e)                            $  647,768   $    647,768
BNP Paribas
  4.80%, due 5/12/06 (e)                               485,826        485,826
Calyon
  4.955%, due 6/19/06 (e)                              323,884        323,884
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (e)                                485,826        485,826
Fortis Bank
  4.77%, due 5/9/06 (e)                                323,884        323,884
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (e)                               647,768        647,768
Societe Generale
  4.73%, due 5/9/06 (e)                                647,768        647,768
                                                                 ------------
Total Time Deposits
  (Cost $6,801,567)                                                 6,801,567
                                                                 ------------
Total Short-Term Investments
  (Cost $19,471,760)                                               19,471,760
                                                                 ------------
Total Investments
  (Cost $137,886,652) (g)                                111.2%   161,914,280(h)
Liabilities in Excess of
  Cash and Other Assets                                  (11.2)   (16,327,930)
                                                    ----------   ------------
Net Assets                                               100.0%  $145,586,350
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(g) The cost for federal income tax purposes is $138,492,776.
(h)  At April 30, 2006 net unrealized appreciation was
     $23,421,504, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $26,267,429 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,845,925.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $137,886,652) including
  $12,387,485 market value of securities
  loaned                                        $161,914,280
Cash                                                   5,912
Receivables:
  Investment securities sold                         801,627
  Dividends and interest                             262,157
  Fund shares sold                                   112,078
Other assets                                          30,827
                                                -------------
    Total assets                                 163,126,881
                                                -------------
LIABILITIES:
Securities lending collateral                     12,915,946
Payables:
  Fund shares redeemed                             4,383,899
  Manager                                            120,732
  Transfer agent                                      73,162
  Professional                                        17,241
  NYLIFE Distributors                                 10,462
  Custodian                                            5,152
  Directors                                            1,267
Accrued expenses                                      12,670
                                                -------------
    Total liabilities                             17,540,531
                                                -------------
Net assets                                      $145,586,350
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $      1,191
  Class B                                                464
  Class C                                                129
  Class I                                              7,941
Additional paid-in capital                       120,529,628
Accumulated undistributed net investment
  income                                             686,349
Accumulated net realized gain on investments,
  foreign currency transactions and written
  option transactions                                333,020
Net unrealized appreciation on investments        24,027,628
                                                -------------
Net assets                                      $145,586,350
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 17,741,836
                                                =============
Shares of capital stock outstanding                1,190,764
                                                =============
Net asset value per share outstanding           $      14.90
Maximum sales charge (5.50% of offering price)          0.87
                                                -------------
Maximum offering price per share outstanding    $      15.77
                                                =============
CLASS B
Net assets applicable to outstanding shares     $  6,843,350
                                                =============
Shares of capital stock outstanding                  463,739
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.76
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  1,899,877
                                                =============
Shares of capital stock outstanding                  128,726
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.76
                                                =============
CLASS I
Net assets applicable to outstanding shares     $119,101,287
                                                =============
Shares of capital stock outstanding                7,940,658
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.00
                                                =============

 22   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,446,632
  Interest                                            98,435
  Income from securities loaned--net                  12,928
                                                 ------------
    Total income                                   1,557,995
                                                 ------------
EXPENSES:
  Manager                                            602,917
  Transfer agent--Classes A, B and C                  90,640
  Transfer agent--Class I                             29,847
  Distribution--Class B                               25,722
  Distribution--Class C                                6,540
  Registration                                        31,104
  Distribution/Service--Class A                       19,137
  Service--Class B                                     8,574
  Service--Class C                                     2,180
  Professional                                        21,263
  Shareholder communication                            7,718
  Custodian                                            6,750
  Directors                                            5,220
  Miscellaneous                                       12,601
                                                 ------------
    Total expenses before reimbursement              870,213
  Expense reimbursement from Manager                 (56,557)
                                                 ------------
    Net expenses                                     813,656
                                                 ------------
Net investment income                                744,339
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY
AND WRITTEN OPTIONS:
Net realized gain on:
  Security transactions                            8,689,760
  Written option transactions                         36,586
  Foreign currency transactions                           27
                                                 ------------
Net realized gain on investments, foreign
  currency transactions and written option
  transactions                                     8,726,373
                                                 ------------
Net change in unrealized appreciation on
  investments                                      7,131,417
                                                 ------------
Net realized and unrealized gain on
  investments, foreign currency and written
  options                                         15,857,790
                                                 ------------
Net increase in net assets resulting from
  operations                                     $16,602,129
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $868.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    744,339   $  1,169,942
 Net realized gain on investments,
  foreign currency transactions and
  written option transactions           8,726,373     11,326,646
 Net change in unrealized
  appreciation on investments           7,131,417       (207,866)
                                     ---------------------------
 Net increase in net assets
  resulting from operations            16,602,129     12,288,722
                                     ---------------------------
Dividends to shareholders:
 From net investment income:
   Class A                                (49,044)       (78,908)
   Class B                                     --        (21,359)
   Class C                                     --         (4,742)
   Class I                             (1,132,744)    (1,286,172)
                                     ---------------------------
 Total dividends to shareholders       (1,181,788)    (1,391,181)
                                     ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              5,159,096      5,058,982
   Class B                              1,263,683      4,516,376
   Class C                                539,356        952,904
   Class I                              8,567,295     17,479,448

                                             2006           2005

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                           $     46,111   $     75,411
   Class B                                     --         19,671
   Class C                                     --          4,117
   Class I                              1,132,523      1,285,964
                                     ---------------------------
                                       16,708,064     29,392,873

 Cost of shares redeemed:
   Class A                             (1,765,799)    (2,458,086)
   Class B                             (2,844,488)      (961,401)
   Class C                               (470,046)      (264,386)
   Class I                            (22,115,798)   (27,968,359)
                                     ---------------------------
                                      (27,196,131)   (31,652,232)
    Decrease in net assets derived
     from capital share
     transactions                     (10,488,067)    (2,259,359)
                                     ---------------------------
    Net increase in net assets          4,932,274      8,638,182

NET ASSETS:
Beginning of period                   140,654,076    132,015,894
                                     ---------------------------
End of period                        $145,586,350   $140,654,076
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $    686,349   $  1,123,798
                                     ===========================

 24   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                              CLASS A
                                            --------------------------------------------
                                                                             JANUARY 2,
                                            SIX MONTHS                          2004*
                                              ENDED         YEAR ENDED         THROUGH
                                            APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                              2006**           2005             2004
Net asset value at beginning of period       $ 13.37          $ 12.40          $12.08
                                            ----------      -----------      -----------
Net investment income (loss) (a)                0.02             0.03            0.06
Net realized and unrealized gain (loss) on
  investments                                   1.56             1.04            0.26
                                            ----------      -----------      -----------
Total from investment operations                1.58             1.07            0.32
                                            ----------      -----------      -----------
Less dividends and distributions:
    From net investment income                 (0.05)           (0.10)             --
    From net realized gain on investments         --               --              --
                                            ----------      -----------      -----------
Total dividends and distributions              (0.05)           (0.10)             --
                                            ----------      -----------      -----------
Net asset value at end of period             $ 14.90          $ 13.37          $12.40
                                            ==========      ===========      ===========
Total investment return (b)                    11.86%(c)         8.67%           2.65%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                0.31%(d)+        0.24%           0.65%+
    Net expenses                                1.90%+           1.65%           1.33%+
    Expenses (before reimbursement)             1.98%+           1.76%           1.45%+
Portfolio turnover rate                           23%              39%             48%
Net assets at end of period (in 000's)       $17,742          $12,641          $9,206

                                                              CLASS C
                                            --------------------------------------------
                                                                             JANUARY 2,
                                            SIX MONTHS                          2004*
                                              ENDED         YEAR ENDED         THROUGH
                                            APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                              2006**           2005             2004
Net asset value at beginning of period        $13.24          $12.33           $12.08
                                            ----------      -----------      -----------
Net investment income (loss) (a)               (0.03)          (0.07)           (0.01)
Net realized and unrealized gain (loss) on
  investments                                   1.55            1.04             0.26
                                            ----------      -----------      -----------
Total from investment operations                1.52            0.97             0.25
                                            ----------      -----------      -----------
Less dividends and distributions:
    From net investment income                    --           (0.06)              --
    From net realized gain on investments         --              --               --
                                            ----------      -----------      -----------
Total dividends and distributions                 --           (0.06)              --
                                            ----------      -----------      -----------
Net asset value at end of period              $14.76          $13.24           $12.33
                                            ==========      ===========      ===========
Total investment return (b)                    11.48%(c)        7.85%            2.07%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)               (0.45%)(d)+     (0.51%)          (0.10%)+
    Net expenses                                2.65%+          2.50%            2.08% +
    Expenses (before reimbursement)             2.73%+          2.51%            2.20% +
Portfolio turnover rate                           23%             39%              48%
Net assets at end of period (in 000's)        $1,900          $1,643           $  884

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 26   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                       CLASS B
     --------------------------------------------
                                      JANUARY 2,
     SIX MONTHS                          2004*
       ENDED         YEAR ENDED         THROUGH
     APRIL 30,       OCTOBER 31,      OCTOBER 31,
       2006**           2005             2004
      $ 13.24          $ 12.33          $12.08
     ----------      -----------      -----------
        (0.03)           (0.07)          (0.01)
         1.55             1.04            0.26
     ----------      -----------      -----------
         1.52             0.97            0.25
     ----------      -----------      -----------
           --            (0.06)             --
           --               --              --
     ----------      -----------      -----------
           --            (0.06)             --
     ----------      -----------      -----------
      $ 14.76          $ 13.24          $12.33
     ==========      ===========      ===========
        11.48%(c)         7.85%           2.07%(c)
        (0.48%)(d)+      (0.51%)         (0.10%)+
         2.65%+           2.40%           2.08% +
         2.73%+           2.51%           2.20% +
           23%              39%             48%
      $ 6,843          $ 7,670          $3,776

                                       CLASS I
-------------------------------------------------------------------------------------
     SIX MONTHS
       ENDED
     APRIL 30,                            YEAR ENDED OCTOBER 31,
       2006**          2005          2004          2003          2002          2001
      $  13.48       $  12.44      $  11.26      $   9.38      $  12.55      $  14.00
     ----------      --------      --------      --------      --------      --------
          0.09           0.13          0.11          0.14          0.13          0.16
          1.57           1.05          1.23          1.85         (1.86)        (1.15)
     ----------      --------      --------      --------      --------      --------
          1.66           1.18          1.34          1.99         (1.73)        (0.99)
     ----------      --------      --------      --------      --------      --------
         (0.14)         (0.14)        (0.16)        (0.11)        (0.31)        (0.15)
            --             --            --            --         (1.13)        (0.31)
     ----------      --------      --------      --------      --------      --------
         (0.14)         (0.14)        (0.16)        (0.11)        (1.44)        (0.46)
     ----------      --------      --------      --------      --------      --------
      $  15.00       $  13.48      $  12.44      $  11.26      $   9.38      $  12.55
     ==========      ========      ========      ========      ========      ========
         12.39%(c)       9.48%        11.97%        21.43%       (16.46%)       (7.29%)
          1.26%(d)+      0.95%         1.04%         1.37%         1.12%         1.28%
          0.94%+         0.94%         0.94%         0.94%         0.94%         0.94%
          1.02%+         1.05%         1.06%         1.11%         1.12%         1.00%
            23%            39%           48%           64%           65%           94%
      $119,101       $118,701      $118,150      $163,551      $137,069      $140,919

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

MAINSTAY MID CAP OPPORTUNITY FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        6.30%   14.55%  11.04%  11.58%
Excluding sales charges  12.49    21.22   12.31   12.21

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
4/30/96                                         9450                  10000                  10000                  10000
                                               11180                  11776                  11095                  12513
                                               16417                  16599                  15642                  17652
                                               16294                  16913                  16570                  21504
                                               14510                  16154                  19223                  23682
                                               16745                  19320                  19278                  20610
                                               18602                  20946                  19142                  18008
                                               16335                  18121                  16436                  15612
                                               21824                  24449                  22264                  19183
                                               24681                  29414                  25519                  20399
4/30/06                                        29918                  36693                  32261                  23544

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        7.09%   15.31%  11.21%  11.32%
Excluding sales charges  12.09    20.31   11.47   11.32

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
4/30/96                                        10000                  10000                  10000                  10000
                                               11708                  11776                  11095                  12513
                                               17065                  16599                  15642                  17652
                                               16779                  16913                  16570                  21504
                                               14818                  16154                  19223                  23682
                                               16978                  19320                  19278                  20610
                                               18718                  20946                  19142                  18008
                                               16319                  18121                  16436                  15612
                                               21633                  24449                  22264                  19183
                                               24291                  29414                  25519                  20399
4/30/06                                        29224                  36693                  32261                  23544

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       11.09%   19.32%  11.49%  11.33%
Excluding sales charges  12.09    20.32   11.49   11.33

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
4/30/96                                        10000                  10000                  10000                  10000
                                               11710                  11776                  11095                  12513
                                               17071                  16599                  15642                  17652
                                               16777                  16913                  16570                  21504
                                               14813                  16154                  19223                  23682
                                               16975                  19320                  19278                  20610
                                               18717                  20946                  19142                  18008
                                               16335                  18121                  16436                  15612
                                               21664                  24449                  22264                  19183
                                               24304                  29414                  25519                  20399
4/30/06                                        29242                  36693                  32261                  23544

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 28   MainStay Mid Cap Opportunity Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                         12.64%   21.65%  12.64%  12.51%

(PERFORMANCE GRAPH)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
4/30/96                                        10000                  10000                  10000                  10000
                                               11857                  11776                  11095                  12513
                                               17455                  16599                  15642                  17652
                                               17359                  16913                  16570                  21504
                                               15491                  16154                  19223                  23682
                                               17928                  19320                  19278                  20610
                                               19960                  20946                  19142                  18008
                                               17577                  18121                  16436                  15612
                                               23530                  24449                  22264                  19183
                                               26724                  29414                  25519                  20399
4/30/06                                        32509                  36693                  32261                  23544

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                         12.31%   20.92%  11.97%  11.84%

(PERFORMANCE GRAPH)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
4/30/96                                        10000                  10000                  10000                  10000
                                               11786                  11776                  11095                  12513
                                               17247                  16599                  15642                  17652
                                               17049                  16913                  16570                  21504
                                               15123                  16154                  19223                  23682
                                               17398                  19320                  19278                  20610
                                               19254                  20946                  19142                  18008
                                               16854                  18121                  16436                  15612
                                               22427                  24449                  22264                  19183
                                               25319                  29414                  25519                  20399
4/30/06                                        30615                  36693                  32261                  23544

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS
----------------------------------------------------------------------------------------

Russell Midcap(R) Value Index(1)                         13.58%   24.75%  13.69%   13.88%
Russell Midcap(R) Index(2)                               14.35    26.42   10.85    12.43
S&P 500(R) Index(3)                                       9.64    15.42    2.70     8.94
Average Lipper mid-cap value fund(4)                     14.08    23.84   12.24    12.01

approval of the Board of Directors/Trustees. From inception (12/27/94) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both. Prior to 4/28/06, performance for Class R3, shares includes the historical performance of Class I shares adjusted to reflect the fees and expenses for Class R3 shares.
1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     29

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP OPPORTUNITY FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,125.65           $ 7.12            $1,018.25            $ 6.76
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,122.10           $11.05            $1,014.50            $10.49
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,122.10           $11.05            $1,014.50            $10.49
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,127.00           $ 5.48            $1,019.80            $ 5.21
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $  991.80           $ 0.13(2)         $1,016.60            $ 0.14(2)
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.35% for Class A, 2.10% for Class B and Class C, 1.04% for Class I, and
   1.64 for R3) multiplied by the average account value over the period, divided by 365, multiplied by 181 for all share classes except Class R3 (to reflect the one-half year period) and multiplied by 3 for Class R3 (to reflect the since inception period).
2. Shares were first offered on April 28, 2006. Expenses paid during the period reflect ongoing costs for the since-inception period ending April 30, 2006. Had these shares been offered for the six months ended April 30, 2006, based on a hypothetical 5% annualized return, expenses paid during the period would be $8.20, and the ending account value would be $1,016.80.



 30   MainStay Mid Cap Opportunity Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     99.3
Short-Term Investments (collateral from securities lending                        15.7
  is 15.7%)
Liabilities in Excess of Cash and Other Assets                                   (15.0)

See Portfolio of Investments on page 34 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Bear Stearns Cos., Inc. (The)
 2.  Mellon Financial Corp.
 3.  Entergy Corp.
 4.  CSX Corp.
 5.  Federated Department Stores, Inc.
 6.  Freescale Semiconductor, Inc., Class B
 7.  Edison International
 8.  M&T Bank Corp.
 9.  CIGNA Corp.
10.  Lincoln National Corp.

                                                    www.mainstayfunds.com     31

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Kathy A. O'Connor, CFA, and Jeffrey Sanders, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY MID CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS FOR THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Mid Cap Opportunity Fund returned 12.49% for Class A shares, 12.09% for Class B shares, and 12.09% for Class C shares for the six months ended April 30, 2006. Over the same period, Class I shares returned 12.64%. All share classes underperformed the 13.58% return of the Russell Midcap(R) Value Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. All share classes also underperformed the 14.08% return of the average Lipper(2) mid-cap value fund for the six months ended April 30, 2006. The Fund introduced Class R3 shares on April 28, 2006.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund utilizes a proprietary quantitative investment process that focuses on a combination of valuation, operating, and trading factors. During the reporting period, security selection in some sectors helped the Fund's relative performance, but the Fund's sector allocation, which is a residual of the Fund's investment process, detracted from the Fund's results.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH ONES WERE THE WEAKEST?

During the six months ended April 30, 2006, the sectors that contributed the most to the Fund's performance were financials, industrials, and consumer discretionary. Security selection in these sectors had a positive impact on the Fund's results.

The sectors that detracted the most from the Fund's performance were utilities, consumer staples, and health care. Adverse stock selection in these three sectors, as well as an overweighted exposure to health care accounted for some of the Fund's underperformance.

WHICH STOCKS WERE THE STRONGEST AND WEAKEST CONTRIBUTORS DURING THE REPORTING PERIOD?

The strongest individual contributors to the Fund's performance relative to the Russell Midcap(R) Value Index were USG, New Century Financial, and Circuit City Stores. The Fund's overweighted positions in these strong performers had a positive impact on total return.

Leading detractors from the Fund's relative performance included
Archer-Daniels-Midland, Tyson Foods, and Health Net. Although
Archer-Daniels-Midland advanced during the reporting period, the Fund's lack of exposure had a negative impact on the Fund's relative performance. During the reporting period, the Fund was overweighted relative to the Russell Midcap(R) Value Index in Tyson Foods and Health Net, both of which posted negative returns.

During the reporting period, the Fund held approximately 90 securities, and each stock had less than a 2% weighting. Since we seek to keep position weightings no more than one percentage point higher than their index weighting, no single stock will have a significant positive or negative impact on the Fund's relative performance.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund selects securities using a proprietary quantitative investment process. Among the stocks that fit the Fund's purchase criteria during the reporting period were Allied Waste Industries and The Hanover Insurance Group. Securities that were sold included Lafarge North American Corporation and Equity Office Properties Trust.

WERE THERE ANY CHANGES IN THE FUND'S WEIGHTINGS RELATIVE TO ITS PRIMARY
BENCHMARK?

Weighting changes in the Fund result from a combination of security performance, industry performance, and the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund increased its exposure to the financials and health care sectors as valuations became more attractive. To make room for these


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short- term gains. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Fund's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Fund. See additional securities lending disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 29 for more information on the Russell Midcap(R) Value Index.
2. See footnote on page 29 for more information on Lipper Inc.

 32   MainStay Mid Cap Opportunity Fund
investments, the Fund reduced its weightings in the consumer discretionary and consumer staples sectors.

Sector allocations in the Fund typically remain relatively close to corresponding sector weights in the Russell MidCap(R) Value Index. At the end of April 2006, the Fund was overweighted relative to the Index in financials and health care and underweighted in information technology and materials.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     33

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (99.3%)+
-----------------------------------------------------------------------------
AUTO COMPONENTS (3.2%)
Autoliv, Inc.                                           27,343   $  1,512,068
Goodyear Tire & Rubber Co. (The) (a)(b)                 76,074      1,065,036
Lear Corp. (b)                                          87,558      2,064,618
                                                                 ------------
                                                                    4,641,722
                                                                 ------------
BEVERAGES (1.0%)
PepsiAmericas, Inc.                                     62,015      1,464,794
                                                                 ------------
BIOTECHNOLOGY (1.5%)
Biogen Idec, Inc. (a)                                   46,925      2,104,586
                                                                 ------------
BUILDING PRODUCTS (1.3%)
USG Corp. (a)(b)                                        17,764      1,900,215
                                                                 ------------

CAPITAL MARKETS (7.5%)
A.G. Edwards, Inc.                                      33,823      1,787,207
V  Bear Stearns Cos., Inc. (The)                        19,671      2,803,314
Federated Investors, Inc. Class B                       47,817      1,678,377
V  Mellon Financial Corp.                               74,410      2,800,048
Northern Trust Corp.                                    30,400      1,790,256
                                                                 ------------
                                                                   10,859,202
                                                                 ------------
COMMERCIAL BANKS (4.1%)
Commerce Bancshares, Inc.                               37,890      1,979,753
First Citizens BancShares, Inc. Class A                  2,985        570,941
V  M&T Bank Corp.                                       20,910      2,496,654
TCF Financial Corp. (b)                                 34,552        928,067
                                                                 ------------
                                                                    5,975,415
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Allied Waste Industries, Inc. (a)(b)                    39,077        553,330
Equifax, Inc.                                           50,434      1,943,726
Republic Services, Inc.                                 39,504      1,738,571
                                                                 ------------
                                                                    4,235,627
                                                                 ------------
CONSTRUCTION MATERIALS (1.2%)
Martin Marietta Materials, Inc.                         16,002      1,698,772
                                                                 ------------

CONSUMER FINANCE (1.0%)
AmeriCredit Corp. (a)(b)                                49,850      1,509,458
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
CIT Group, Inc.                                         25,590      1,382,116
                                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.7%)
CenturyTel, Inc.                                        55,225      2,081,983
PanAmSat Holding Corp.                                  71,578      1,778,713
                                                                 ------------
                                                                    3,860,696
                                                                 ------------


                                                        SHARES          VALUE
ELECTRIC UTILITIES (5.3%)
American Electric Power Co., Inc.                       67,727   $  2,266,145
V  Edison International                                 65,293      2,638,490
V  Entergy Corp.                                        39,465      2,760,182
                                                                 ------------
                                                                    7,664,817
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
Avnet, Inc. (a)                                         63,669      1,664,944
                                                                 ------------

FOOD PRODUCTS (0.9%)
Hershey Co. (The)                                       23,747      1,266,665
                                                                 ------------

GAS UTILITIES (1.2%)
Equitable Resources, Inc.                               48,840      1,734,308
                                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (7.0%)
AmerisourceBergen Corp.                                 51,417      2,218,644
V  CIGNA Corp.                                          23,279      2,490,853
Community Health Systems, Inc. (a)                      35,250      1,277,460
Health Net, Inc. (a)                                    34,868      1,419,128
Humana, Inc. (a)                                        29,984      1,354,677
Sierra Health Services, Inc. (a)                        34,102      1,337,139
                                                                 ------------
                                                                   10,097,901
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Wendy's International, Inc.                             28,098      1,735,894
                                                                 ------------

HOUSEHOLD PRODUCTS (0.1%)
Energizer Holdings, Inc. (a)(b)                          3,173        162,299
                                                                 ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.5%)
NRG Energy, Inc. (a)                                    44,413      2,113,615
                                                                 ------------

INSURANCE (17.4%)
Alleghany Corp. (a)                                        407        116,396
American Financial Group, Inc. (b)                      36,714      1,625,696
American National Insurance Co.                          7,389        881,138
AmerUs Group Co. (b)                                    32,371      1,898,559
Cincinnati Financial Corp.                              34,322      1,463,490
Hanover Insurance Group, Inc. (The)                     37,501      1,983,803
V  Lincoln National Corp.                               42,595      2,473,918
MBIA, Inc. (b)                                           8,036        479,187
Nationwide Financial Services, Inc. Class A             44,965      1,973,064
Old Republic International Corp.                        92,826      2,065,379

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 34   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
Principal Financial Group, Inc.                         48,081   $  2,467,036
SAFECO Corp.                                            34,278      1,779,028
StanCorp Financial Group, Inc.                          43,344      2,138,593
Torchmark Corp.                                         36,730      2,207,840
UnumProvident Corp. (b)                                 83,629      1,698,505
                                                                 ------------
                                                                   25,251,632
                                                                 ------------
IT SERVICES (0.9%)
Sabre Holdings Corp. Class A                            54,846      1,266,394
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.4%)
Mattel, Inc.                                           124,794      2,019,167
                                                                 ------------

MULTILINE RETAIL (4.4%)
Dillard's, Inc. Class A (b)                             56,801      1,481,370
V  Federated Department Stores, Inc.                    35,334      2,750,752
J.C. Penney Co., Inc.                                   33,331      2,181,847
                                                                 ------------
                                                                    6,413,969
                                                                 ------------
MULTI-UTILITIES (2.7%)
KeySpan Corp.                                           45,971      1,856,309
Wisconsin Energy Corp.                                  52,090      2,034,115
                                                                 ------------
                                                                    3,890,424
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (4.8%)
Amerada Hess Corp. (b)                                  13,424      1,923,256
Kinder Morgan, Inc.                                     15,333      1,349,611
Sunoco, Inc.                                            23,317      1,889,610
W&T Offshore, Inc. (b)                                  42,248      1,803,567
                                                                 ------------
                                                                    6,966,044
                                                                 ------------
PAPER & FOREST PRODUCTS (0.9%)
Louisiana-Pacific Corp. (b)                             45,489      1,254,587
                                                                 ------------

PHARMACEUTICALS (1.3%)
King Pharmaceuticals, Inc. (a)(b)                      107,719      1,873,233
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (3.3%)
Annaly Mortgage Management, Inc. (b)                   110,522      1,488,731
Crescent Real Estate Equities Co.                       72,132      1,442,640
New Century Financial Corp. (b)                         35,640      1,825,481
                                                                 ------------
                                                                    4,756,852
                                                                 ------------
ROAD & RAIL (4.3%)
V  CSX Corp.                                            40,293      2,759,668
Laidlaw International, Inc.                             64,426      1,594,544
Norfolk Southern Corp.                                   2,352        127,008
Swift Transportation Co., Inc. (a)                      57,901      1,734,135
                                                                 ------------
                                                                    6,215,355
                                                                 ------------


                                                        SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
V  Freescale Semiconductor, Inc. Class B (a)            83,679   $  2,650,114
                                                                 ------------

SOFTWARE (1.1%)
Fair Isaac Corp.                                        44,371      1,646,608
                                                                 ------------

SPECIALTY RETAIL (2.6%)
AutoNation, Inc. (a)                                    70,467      1,586,917
Circuit City Stores, Inc.                               76,587      2,201,876
                                                                 ------------
                                                                    3,788,793
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (4.3%)
Astoria Financial Corp.                                 66,468      2,081,778
MGIC Investment Corp.                                   23,736      1,678,135
PMI Group, Inc. (The)                                    7,890        364,124
Radian Group, Inc.                                      34,565      2,167,917
                                                                 ------------
                                                                    6,291,954
                                                                 ------------
TOBACCO (1.0%)
UST, Inc. (b)                                           32,246      1,416,567
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (1.4%)
GATX Corp.                                              42,903      2,007,860
                                                                 ------------
Total Common Stocks
  (Cost $126,152,984)                                             143,782,599
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (15.7%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (4.1%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (c)                            $  330,902        330,902
Charta LLC
  4.919%, due 5/30/06 (c)                              330,902        330,902
Den Danske Bank
  4.773%, due 5/5/06 (c)                               661,804        661,804
Fairway Finance Corp.
  4.891%, due 5/22/06 (c)                              330,902        330,902
General Electric Capital Corp.
  5.001%, due 6/26/06 (c)                              992,706        992,706
Grampian Funding LLC
  4.785%, due 5/3/06 (c)                               313,400        313,400
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (c)                             1,654,508      1,654,508
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (c)                              661,804        661,804

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    35

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Liberty Street Funding Co.
  4.87%, due 5/18/06 (c)                            $  661,804   $    661,804
                                                                 ------------
Total Commercial Paper
  (Cost $5,938,732)                                                 5,938,732
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (3.6%)
BGI Institutional Money Market Fund (c)              5,234,917      5,234,917
                                                                 ------------
Total Investment Company
  (Cost $5,234,917)                                                 5,234,917
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.9%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $1,291,420 (Collateralized
  by various bonds with a Principal Amount of
  $1,339,130 and Market Value of $1,329,048) (c)    $1,290,884      1,290,884
                                                                 ------------
Total Repurchase Agreement
  (Cost $1,290,884)                                                 1,290,884
                                                                 ------------
TIME DEPOSITS (7.1%)
Abbey National PLC
  4.78%, due 5/9/06 (c)                                661,804        661,804
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (c)                               992,706        992,706
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (c)                              661,804        661,804
Bank of America
  4.77%, due 5/26/06 (c)(d)                          1,323,608      1,323,608
Bank of Montreal
  4.78%, due 5/8/06 (c)                                661,804        661,804
Bank of Nova Scotia
  4.78%, due 5/10/06 (c)                               661,804        661,804

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Barclays
  4.95%, due 6/20/06 (c)                            $  661,804   $    661,804
BNP Paribas
  4.80%, due 5/12/06 (c)                               496,352        496,352
Calyon
  4.955%, due 6/19/06 (c)                              661,804        661,804
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (c)                                496,352        496,352
Fortis Bank
  4.77%, due 5/9/06 (c)                                992,706        992,706
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (c)                               661,804        661,804
Societe Generale
  4.73%, due 5/9/06 (c)                                661,804        661,804
UBS AG
  4.77%, due 5/4/06 (c)                                661,804        661,804
                                                                 ------------
Total Time Deposits
  (Cost $10,257,960)                                               10,257,960
                                                                 ------------
Total Short-Term Investments
  (Cost $22,722,493)                                               22,722,493
                                                                 ------------
Total Investments
  (Cost $148,875,477) (e)                                115.0%   166,505,092(f)
Liabilities in Excess of
  Cash and Other Assets                                  (15.0)   (21,741,078)
                                                    ----------   ------------
Net Assets                                               100.0%  $144,764,014
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(e) The cost for federal income tax purposes is $148,985,616.
(f)  At April 30, 2006 net unrealized appreciation was
     $17,519,476, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $19,513,064 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,993,588.

 36   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $148,875,477) including $21,949,532
  market value of securities loaned             $166,505,092
Cash                                                 599,380
Receivables:
  Fund shares sold                                   719,568
  Investment securities sold                         169,024
  Dividends and interest                             157,834
Other assets                                          48,305
                                                -------------
    Total assets                                 168,199,203
                                                -------------
LIABILITIES:
Securities lending collateral                     22,722,493
Payables:
  Investment securities purchased                    249,285
  Fund shares redeemed                               220,290
  Manager                                             88,906
  Transfer agent                                      68,814
  NYLIFE Distributors                                 56,448
  Professional                                        20,198
  Custodian                                            5,554
  Directors                                               64
Accrued expenses                                       3,137
                                                -------------
    Total liabilities                             23,435,189
                                                -------------
Net assets                                      $144,764,014
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share) 1
  billion shares authorized:
  Class A                                       $     22,536
  Class B                                              7,916
  Class C                                             12,156
  Class I                                              9,793
  Class R3                                                 4
Additional paid-in capital                       126,099,094
Accumulated undistributed net investment
  income                                              69,507
Accumulated undistributed net realized gain on
  investments                                        913,393
Net unrealized appreciation on investments        17,629,615
                                                -------------
Net assets                                      $144,764,014
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 62,663,040
                                                =============
Shares of capital stock outstanding                2,253,618
                                                =============
Net asset value per share outstanding           $      27.81
Maximum sales charge (5.50% of offering price)          1.62
                                                -------------
Maximum offering price per share outstanding    $      29.43
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 21,555,118
                                                =============
Shares of capital stock outstanding                  791,584
                                                =============
Net asset value and offering price per share
  outstanding                                   $      27.23
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 33,085,859
                                                =============
Shares of capital stock outstanding                1,215,636
                                                =============
Net asset value and offering price per share
  outstanding                                   $      27.22
                                                =============
CLASS I
Net assets applicable to outstanding shares     $ 27,449,999
                                                =============
Shares of capital stock outstanding                  979,259
                                                =============
Net asset value and offering price per share
  outstanding                                   $      28.03
                                                =============
CLASS R3
Net assets applicable to outstanding shares     $      9,998
                                                =============
Shares of capital stock outstanding                      360
                                                =============
Net asset value and offering price per share
  outstanding                                   $      27.81
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    37

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,287,807
  Income from securities loaned--net                  22,948
  Interest                                            20,881
                                                 ------------
    Total income                                   1,331,636
                                                 ------------
EXPENSES:
  Manager                                            580,500
  Distribution--Class B                               82,746
  Distribution--Class C                              104,826
  Transfer agent--Classes A, B and C                 147,042
  Transfer agent--Class I                             14,032
  Distribution/Service--Class A                       66,959
  Service--Class B                                    27,582
  Service--Class C                                    34,942
  Registration                                        43,571
  Professional                                        18,797
  Custodian                                           10,049
  Shareholder communication                            6,609
  Directors                                            3,841
  Miscellaneous                                        5,091
                                                 ------------
    Total expenses before reimbursement            1,146,587
  Expense reimbursement from Manager                (126,631)
                                                 ------------
    Net expenses                                   1,019,956
                                                 ------------
Net investment income                                311,680
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   1,023,892
Net change in unrealized appreciation on
  investments                                     13,548,182
                                                 ------------
Net realized and unrealized gain on investments   14,572,074
                                                 ------------
Net increase in net assets resulting from
  operations                                     $14,883,754
                                                 ============

 38   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    311,680   $    120,808
 Net realized gain on investments       1,023,892      5,994,612
 Net change in unrealized
  appreciation on investments          13,548,182        227,190
                                     ---------------------------
 Net increase in net assets
  resulting from operations            14,883,754      6,342,610
                                     ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                               (137,450)       (62,192)
   Class B                                     --        (34,360)
   Class C                                     --        (26,620)
   Class I                               (150,367)      (112,421)
 From net realized gain on investments:
   Class A                             (2,305,129)      (295,736)
   Class B                             (1,354,450)      (216,488)
   Class C                             (1,260,283)      (168,408)
   Class I                             (1,196,592)      (475,783)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                      (6,404,271)    (1,392,008)
                                     ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             23,546,013     37,697,250
   Class B                              4,563,461     20,610,724
   Class C                              9,234,933     18,560,407
   Class I                              4,764,525     10,490,303
   Class R3                                10,000             --

                                             2006           2005
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                           $  2,098,978   $    259,475
   Class B                              1,323,656        246,626
   Class C                              1,053,847        180,288
   Class I                              1,288,269        569,097
                                     ---------------------------
                                       47,883,682     88,614,170
 Cost of shares redeemed:
   Class A                             (8,947,123)    (3,594,035)
   Class B                            (10,644,706)    (2,519,349)
   Class C                             (1,731,604)    (1,692,031)
   Class I                             (3,648,246)    (8,156,299)
                                     ---------------------------
                                      (24,971,679)   (15,961,714)
   Increase in net assets derived
    from capital share transactions    22,912,003     72,652,456
                                     ---------------------------
   Net increase in net assets          31,391,486     77,603,058

NET ASSETS:
Beginning of period                   113,372,528     35,769,470
                                     ---------------------------
End of period                        $144,764,014   $113,372,528
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $     69,507   $     45,644
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    39

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                               CLASS A
                                                             --------------------------------------------
                                                                                              JANUARY 2,
                                                             SIX MONTHS                         2004**
                                                               ENDED         YEAR ENDED         THROUGH
                                                             APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                                              2006***           2005             2004
Net asset value at beginning of period                        $ 26.10          $ 23.45          $21.93
                                                             ----------      -----------      -----------
Net investment income (loss)                                     0.10             0.06           (0.01)
Net realized and unrealized gain on investments                  3.04             3.34            1.53
                                                             ----------      -----------      -----------
Total from investment operations                                 3.14             3.40            1.52
                                                             ----------      -----------      -----------
Less dividends and distributions:
    From net investment income                                  (0.08)           (0.04)             --
    From net realized gain on investments                       (1.35)           (0.71)             --
                                                             ----------      -----------      -----------
Total dividends and distributions                               (1.43)           (0.75)             --
                                                             ----------      -----------      -----------
Net asset value at end of period                              $ 27.81          $ 26.10          $23.45
                                                             ==========      ===========      ===========
Total investment return (b)                                     12.49%(c)        14.59%           6.93%(c)
Ratios (to average net assets)/Supplemental Data:
    Net investment income (loss)                                 0.67%(f)+        0.32%          (0.21)%+
    Net expenses                                                 1.35%+           1.50%           1.53%+#
    Expenses (before reimbursement)                              1.57%+           1.78%           2.13%+#
Portfolio turnover rate                                            40%             153%             43%
Net assets at end of period (in 000's)                        $62,663          $42,239          $6,554

                                                                                    CLASS C
                                                             -----------------------------------------------------
                                                                                                      DECEMBER 30,
                                                             SIX MONTHS                                  2002**
                                                               ENDED             YEAR ENDED             THROUGH
                                                             APRIL 30,           OCTOBER 31,          OCTOBER 31,
                                                              2006***         2005         2004           2003
Net asset value at beginning of period                        $ 25.59        $ 23.14      $20.86         $15.87
                                                             ----------      -------      ------      ------------
Net investment income (loss)                                    (0.00)(e)      (0.08)      (0.07)         (0.06)(a)
Net realized and unrealized gain (loss) on investments           2.98           3.25        2.50           5.05
                                                             ----------      -------      ------      ------------
Total from investment operations                                 2.98           3.17        2.43           4.99
                                                             ----------      -------      ------      ------------
Less dividends and distributions:
    From net investment income                                     --          (0.01)         --             --
    From net realized gain on investments                       (1.35)         (0.71)      (0.15)            --
                                                             ----------      -------      ------      ------------
Total dividends and distributions                               (1.35)         (0.72)      (0.15)            --
                                                             ----------      -------      ------      ------------
Net asset value at end of period                              $ 27.22        $ 25.59      $23.14         $20.86
                                                             ==========      =======      ======      ============
Total investment return (b)                                     12.09%(c)      13.76%      11.71%         31.44%(c)
Ratios (to average net assets)/Supplemental Data:
    Net investment income (loss)                                (0.06%)(f)+    (0.43%)     (0.96%)        (0.53%)+
    Net expenses                                                 2.10%+         2.25%       2.28%#         2.13%+#
    Expenses (before reimbursement)                              2.32%+         2.53%       2.88%#         2.37%+#
Portfolio turnover rate                                            40%           153%         43%            90%
Net assets at end of period (in 000's)                        $33,086        $22,687      $4,951         $    1

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.09%, 0.13% and
     0.15% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended
     December 31, 2000.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I and Class R3 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.
(e)  Less than one cent per share.
(f)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 40   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      CLASS B
    --------------------------------------------
                                     JANUARY 2,
    SIX MONTHS                         2004**
      ENDED         YEAR ENDED         THROUGH
    APRIL 30,       OCTOBER 31,      OCTOBER 31,
     2006***           2005             2004
     $ 25.60          $ 23.14          $21.79
    ----------      -----------      -----------
        0.00(e)         (0.10)          (0.07)
        2.98             3.28            1.42
    ----------      -----------      -----------
        2.98             3.18            1.35
    ----------      -----------      -----------
          --            (0.01)             --
       (1.35)           (0.71)             --
    ----------      -----------      -----------
       (1.35)           (0.72)             --
    ----------      -----------      -----------
     $ 27.23          $ 25.60          $23.14
    ==========      ===========      ===========
       12.09%(c)        13.81%           6.20%(c)
        0.09%(f)+       (0.43)%         (0.96)%+
        2.10%+           2.25%           2.28%+#
        2.32%+           2.53%           2.88%+#
          40%             153%             43%
     $21,555          $25,068          $5,756

                                               CLASS I                                                     CLASS R3
-----------------------------------------------------------------------------------------------------      ---------
                                                                        JANUARY 1,                         APRIL 28,
    SIX MONTHS                                                             2001*                            2006**
      ENDED                                                               THROUGH         YEAR ENDED        THROUGH
    APRIL 30,                   YEAR ENDED OCTOBER 31,                  OCTOBER 31,      DECEMBER 31,      APRIL 30,
     2006***         2005         2004         2003         2002           2001              2000           2006***
     $ 26.34        $ 23.57      $ 21.01      $ 16.16      $ 16.30        $ 16.93          $ 16.06          $27.81
    ----------      -------      -------      -------      -------      -----------      ------------      ---------
        0.14           0.12         0.05         0.08(a)      0.09           0.06             0.06            0.00(e)
        3.06           3.42         2.66         4.84        (0.14)         (0.69)            0.88            0.00(e)
    ----------      -------      -------      -------      -------      -----------      ------------      ---------
        3.20           3.54         2.71         4.92        (0.05)         (0.63)            0.94            0.00(e)
    ----------      -------      -------      -------      -------      -----------      ------------      ---------
       (0.16)         (0.06)          --        (0.07)       (0.09)            --            (0.06)             --
       (1.35)         (0.71)       (0.15)          --           --             --            (0.01)             --
    ----------      -------      -------      -------      -------      -----------      ------------      ---------
       (1.51)         (0.77)       (0.15)       (0.07)       (0.09)            --            (0.07)             --
    ----------      -------      -------      -------      -------      -----------      ------------      ---------
     $ 28.03        $ 26.34      $ 23.57      $ 21.01      $ 16.16        $ 16.30          $ 16.93          $27.81
    ==========      =======      =======      =======      =======      ===========      ============      =========
       12.64%(c)      15.11%       12.97%       30.59%       (0.38%)        (3.72%)(c)        5.83%           0.00%(c)
        1.03%(f)+      0.78%        0.26%        0.47%        0.46%          0.41%+           0.35%          (0.51%)+
        1.04%+         1.04%        1.06%#       1.13%#       1.17%#         1.19%(d)+#       1.06%#          1.64%+
        1.15%+         1.27%        1.66%#       1.37%#       1.29%#         1.22%(d)+#       1.06%#          1.64%+
          40%           153%          43%          90%          75%            69%             114%             40%
     $27,450        $23,379      $18,508      $13,617      $51,231        $56,907          $67,401          $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    41

MAINSTAY S&P 500 INDEX FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        6.01%   11.20%  1.55%   8.13%
Excluding sales charges   9.29    14.64   2.17    8.46

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
4/30/96                                                                     9700                              10000
                                                                           12065                              12513
                                                                           16931                              17652
                                                                           20573                              21504
                                                                           22571                              23682
                                                                           19635                              20610
                                                                           17081                              18008
                                                                           14758                              15612
                                                                           18046                              19183
                                                                           19065                              20399
4/30/06                                                                    21856                              23544

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          9.49%   15.09%  2.47%   8.74%

(PERFORMANCE GRAPH)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
4/30/96                                                                    10000                              10000
                                                                           12470                              12513
                                                                           17535                              17652
                                                                           21355                              21504
                                                                           23472                              23682
                                                                           20455                              20610
                                                                           17833                              18008
                                                                           15440                              15612
                                                                           18935                              19183
                                                                           20079                              20399
4/30/06                                                                    23109                              23544

                                                          SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------------------------------------

S&P 500(R) Index(1)                                       9.64%   15.42%  2.70%   8.94%
Average Lipper S&P 500 Index objective fund(2)            9.38    14.82   2.13    8.47

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 42   MainStay S&P 500 Index Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                       ENDING ACCOUNT
                                               ENDING ACCOUNT                           VALUE (BASED
                                                VALUE (BASED                          ON HYPOTHETICAL
                               BEGINNING         ON ACTUAL          EXPENSES           5% ANNUALIZED           EXPENSES
                                ACCOUNT         RETURNS AND           PAID               RETURN AND              PAID
                                 VALUE           EXPENSES)           DURING           ACTUAL EXPENSES)          DURING
SHARE CLASS                     11/1/05           4/30/06           PERIOD(1)             4/30/06              PERIOD(1)

CLASS A SHARES                 $1,000.00         $1,093.55            $3.48              $1,021.65               $3.36
------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00         $1,095.05            $1.51              $1,023.55               $1.46
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.67% for Class A and 0.29% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



                                                    www.mainstayfunds.com     43

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     97.0
Short Term Investments (collateral from securities lending                         8.6
  is 5.4%)
Futures Contracts                                                                 0.0*
Liabilities in Excess of Cash and Other Assets                                    (5.6)

* Less than one tenth of a percent.

See Portfolio of Investments on page 46 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Citigroup, Inc.
 4.  Bank of America Corp.
 5.  Microsoft Corp.
 6.  Procter & Gamble Co. (The)
 7.  Pfizer, Inc.
 8.  Johnson & Johnson
 9.  American International Group, Inc.
10.  JPMorgan Chase & Co.

 44   MainStay S&P 500 Index Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

HOW DID MAINSTAY S&P 500 INDEX FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 9.29% for Class A shares for the six months ended April 30, 2006. Over the same period, Class I shares returned 9.49%. Class A and Class I shares both underperformed the 9.64% return of the S&P 500(R) Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. Class I shares outperformed--and Class A shares underperformed--the 9.38% return of the average Lipper(2) S&P 500 Index objective fund for the six months ended April 30, 2006.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SECTORS WERE THE WEAKEST?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund's performance were financials, industrials, and energy. Financials is the largest sector in the S&P 500(R) Index. The sectors that made the weakest contributions to the Fund's performance were utilities and consumer staples. Utilities has the second-smallest sector weighting in the Index.

DURING REPORTING PERIOD, WHICH STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH ONES HAD THE LOWEST?

For the six months ended April 30, 2006, the S&P 500(R) stock with the highest total return was Allegheny Technologies. United States Steel was second, followed by NuCor. During the same period, the weakest-performing stock in the Index in terms of total return was Calpine. The second-worst total return came from Dana, and the third-worst performer was Bausch & Lomb.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE GREATEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contribution to the Fund's total return were ExxonMobil, JPMorgan Chase, and Pfizer. The weakest contributors in terms of impact were UnitedHealth Group, Dell, and Intel.

WERE THERE ANY CHANGES IN THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. During the six-months ended April 30, 2006, there were 17 additions and 17 deletions from the S&P 500(R) Index. The most notable change was the addition of Google in March 2006.

WERE THERE ANY INCREASES OR DECREASES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

The Fund's weightings in the energy and industrials sectors increased during the reporting period, consistent with increased sector weightings in the S&P 500(R) Index. The Fund's weightings in the consumer staples and health care sectors decreased to reflect decreases in the weightings of these sectors in the Index.


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 42 for more information on the S&P 500(R) Index.
2. See footnote on page 42 for more information on Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     45

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                         SHARES            VALUE
COMMON STOCKS (97.0%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
Boeing Co. (The)                                        108,688   $    9,070,014
General Dynamics Corp.                                   54,228        3,558,441
Goodrich Corp.                                           16,784          746,888
Honeywell International, Inc.                           112,665        4,788,263
L-3 Communications Holdings, Inc.                        16,491        1,347,315
Lockheed Martin Corp.                                    48,378        3,671,890
Northrop Grumman Corp.                                   47,595        3,184,105
Raytheon Co.                                             60,422        2,674,882
Rockwell Collins, Inc.                                   23,667        1,353,752
United Technologies Corp.                               137,748        8,651,952
                                                                  --------------
                                                                      39,047,502
                                                                  --------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp.                                              41,299        4,754,754
United Parcel Service, Inc. Class B                     147,711       11,974,931
                                                                  --------------
                                                                      16,729,685
                                                                  --------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   96,073        1,558,304
                                                                  --------------

AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co. (a)                              8,474          107,620
Goodyear Tire &
  Rubber Co. (The) (a)(b)                                23,345          326,830
Johnson Controls, Inc.                                   25,941        2,115,489
                                                                  --------------
                                                                       2,549,939
                                                                  --------------
AUTOMOBILES (0.3%)
Ford Motor Co. (a)                                      251,244        1,746,146
General Motors Corp. (a)                                 76,484        1,749,954
Harley-Davidson, Inc. (a)                                37,236        1,893,078
                                                                  --------------
                                                                       5,389,178
                                                                  --------------
BEVERAGES (2.0%)
Anheuser-Busch Cos., Inc.                               105,301        4,694,319
Brown-Forman Corp. Class B                               11,226          836,337
Coca-Cola Co. (The)                                     278,684       11,693,581
Coca-Cola Enterprises, Inc.                              40,754          795,926
Constellation Brands, Inc. Class A (b)                   25,970          641,459
Molson Coors Brewing Co. Class B                          7,716          569,904
Pepsi Bottling Group, Inc. (The)                         18,774          602,645
PepsiCo, Inc.                                           224,738       13,088,741
                                                                  --------------
                                                                      32,922,912
                                                                  --------------
BIOTECHNOLOGY (1.2%)
Amgen, Inc. (b)                                         158,514       10,731,398
Biogen Idec, Inc. (b)                                    46,735        2,096,065
Genzyme Corp. (b)                                        34,964        2,138,398


                                                         SHARES            VALUE
BIOTECHNOLOGY (CONTINUED)
Gilead Sciences, Inc. (b)                                62,701   $    3,605,307
MedImmune, Inc. (b)                                      34,658        1,090,687
                                                                  --------------
                                                                      19,661,855
                                                                  --------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.                             24,814        1,080,153
Masco Corp.                                              57,389        1,830,709
                                                                  --------------
                                                                       2,910,862
                                                                  --------------
CAPITAL MARKETS (3.5%)
Ameriprise Financial, Inc.                               34,033        1,668,988
Bank of New York
  Co., Inc. (The)                                       105,245        3,699,362
Bear Stearns Cos., Inc. (The)                            16,182        2,306,097
Charles Schwab Corp. (The)                              140,379        2,512,784
E*TRADE Financial Corp. (b)                              56,721        1,411,218
Federated Investors, Inc. Class B                        11,428          401,123
Franklin Resources, Inc.                                 20,751        1,932,333
Goldman Sachs
  Group, Inc. (The)                                      59,227        9,493,496
Janus Capital Group, Inc.                                29,148          567,220
Legg Mason, Inc.                                         16,700        1,978,616
Lehman Brothers Holdings, Inc.                           36,694        5,546,298
Mellon Financial Corp.                                   56,264        2,117,214
Merrill Lynch & Co., Inc.                               124,606        9,502,454
Morgan Stanley                                          145,797        9,374,747
Northern Trust Corp.                                     25,131        1,479,965
State Street Corp.                                       45,574        2,976,894
T. Rowe Price Group, Inc.                                17,686        1,488,984
                                                                  --------------
                                                                      58,457,793
                                                                  --------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                           30,170        2,067,248
Ashland, Inc.                                            10,020          659,516
Dow Chemical Co. (The)                                  131,230        5,329,250
E.I. du Pont de Nemours & Co.                           124,798        5,503,592
Eastman Chemical Co.                                     10,996          597,633
Ecolab, Inc. (a)                                         24,892          940,918
Engelhard Corp.                                          16,231          623,433
Hercules, Inc. (b)                                       14,913          211,914
International Flavors & Fragrances, Inc.                 11,773          415,940
Monsanto Co.                                             36,561        3,049,187
PPG Industries, Inc.                                     22,371        1,501,542
Praxair, Inc.                                            43,688        2,452,207
Rohm & Haas Co.                                          19,649          994,239
Sigma-Aldrich Corp. (a)                                   9,211          631,967
                                                                  --------------
                                                                      24,978,586
                                                                  --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 46   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL BANKS (6.0%)
AmSouth Bancorporation                                   47,239   $    1,367,097
V  Bank of America Corp.                                628,390       31,369,229
BB&T Corp.                                               72,428        3,110,058
Comerica, Inc.                                           21,985        1,250,287
Compass Bancshares, Inc.                                 16,779          922,174
Fifth Third Bancorp (a)                                  75,116        3,036,189
First Horizon National Corp.                             17,113          725,933
Huntington Bancshares, Inc. (a)                          34,300          828,345
KeyCorp                                                  55,287        2,113,069
M&T Bank Corp.                                           10,849        1,295,371
Marshall & Ilsley Corp. (a)                              30,066        1,374,618
National City Corp.                                      74,682        2,755,766
North Fork Bancorporation, Inc.                          64,651        1,947,935
PNC Financial Services Group, Inc.                       39,610        2,830,927
Regions Financial Corp.                                  61,955        2,261,977
SunTrust Banks, Inc.                                     50,307        3,890,240
Synovus Financial Corp.                                  42,521        1,190,588
U.S. Bancorp (a)                                        244,608        7,690,475
Wachovia Corp.                                          219,543       13,139,649
Wells Fargo & Co.                                       226,696       15,571,748
Zions Bancorporation                                     14,167        1,176,286
                                                                  --------------
                                                                      99,847,961
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Allied Waste
  Industries, Inc. (a)(b)                                32,685          462,820
Avery Dennison Corp.                                     14,920          932,500
Cendant Corp.                                           136,905        2,386,254
Cintas Corp.                                             18,683          784,312
Equifax, Inc.                                            17,869          688,671
Monster Worldwide, Inc. (b)                              17,161          985,041
Pitney Bowes, Inc.                                       30,679        1,283,916
R.R. Donnelley & Sons Co.                                29,383          989,913
Robert Half
  International, Inc. (a)                                23,024          973,224
Waste Management, Inc.                                   74,942        2,807,327
                                                                  --------------
                                                                      12,293,978
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.9%)
ADC Telecommunications, Inc. (b)                         15,412          345,075
Andrew Corp. (b)                                         21,420          226,624
Avaya, Inc. (b)                                          57,304          687,648
CIENA Corp. (b)                                          76,070          311,126
Cisco Systems, Inc. (b)                                 832,119       17,432,893
Comverse Technology, Inc. (b)                            26,254          594,653
Corning, Inc. (b)                                       210,320        5,811,142
JDS Uniphase Corp. (b)                                  222,638          777,007


                                                         SHARES            VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Lucent Technologies, Inc. (b)                           601,864   $    1,679,201
Motorola, Inc.                                          339,164        7,241,151
QUALCOMM, Inc.                                          224,689       11,535,533
Tellabs, Inc. (b)                                        61,281          971,304
                                                                  --------------
                                                                      47,613,357
                                                                  --------------
COMPUTERS & PERIPHERALS (3.5%)
Apple Computer, Inc. (b)                                115,547        8,133,353
Dell, Inc. (b)                                          319,647        8,374,751
EMC Corp. (b)                                           322,832        4,361,460
Gateway, Inc. (b)                                        39,910           87,802
Hewlett-Packard Co.                                     383,797       12,461,889
International Business Machines Corp.                   212,085       17,463,079
Lexmark International, Inc. Class A (b)                  14,694          715,598
NCR Corp. (b)                                            24,816          977,750
Network Appliance, Inc. (b)                              50,793        1,882,897
QLogic Corp. (b)                                         21,732          452,243
Sun Microsystems, Inc. (b)                              469,631        2,348,155
                                                                  --------------
                                                                      57,258,977
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                              11,754        1,092,064
                                                                  --------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                     13,764        1,169,389
                                                                  --------------

CONSUMER FINANCE (0.9%)
American Express Co.                                    167,955        9,037,659
Capital One Financial Corp.                              40,868        3,540,804
SLM Corp.                                                56,285        2,976,351
                                                                  --------------
                                                                      15,554,814
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                               14,626          584,747
Bemis Co., Inc.                                          14,217          447,267
Pactiv Corp. (a)(b)                                      19,798          481,883
Sealed Air Corp. (a)                                     11,076          596,443
Temple-Inland, Inc.                                      15,310          710,996
                                                                  --------------
                                                                       2,821,336
                                                                  --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        23,206        1,012,942
                                                                  --------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (b)                           18,978        1,036,958
H&R Block, Inc.                                          44,513        1,016,232
                                                                  --------------
                                                                       2,053,190
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    47


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (3.5%)
CIT Group, Inc.                                          27,118   $    1,464,643
V  Citigroup, Inc.                                      675,303       33,731,385
V  JPMorgan Chase & Co.                                 471,525       21,397,804
Moody's Corp.                                            33,067        2,050,485
                                                                  --------------
                                                                      58,644,317
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.3%)
AT&T, Inc.                                              524,906       13,757,786
BellSouth Corp.                                         243,951        8,240,665
CenturyTel, Inc.                                         15,548          586,160
Citizens Communications Co.                              44,590          592,155
Qwest Communications International, Inc. (a)(b)         210,491        1,412,395
Verizon Communications, Inc.                            397,060       13,114,892
                                                                  --------------
                                                                      37,704,053
                                                                  --------------
ELECTRIC UTILITIES (1.3%)
Allegheny Energy, Inc. (b)                               22,113          787,886
American Electric Power Co., Inc.                        53,212        1,780,473
Edison International                                     44,185        1,785,516
Entergy Corp.                                            28,399        1,986,226
Exelon Corp.                                             90,544        4,889,376
FirstEnergy Corp.                                        44,646        2,263,999
FPL Group, Inc.                                          54,746        2,167,942
Pinnacle West Capital Corp.                              12,885          516,688
PPL Corp.                                                51,130        1,484,815
Progress Energy, Inc. (a)                                33,986        1,454,601
Southern Co. (The)                                      100,869        3,251,008
                                                                  --------------
                                                                      22,368,530
                                                                  --------------
ELECTRICAL EQUIPMENT (0.5%)
American Power Conversion Corp.                          23,974          533,182
Cooper Industries, Ltd. Class A                          12,353        1,129,682
Emerson Electric Co.                                     55,813        4,741,314
Rockwell Automation, Inc.                                23,971        1,736,939
                                                                  --------------
                                                                       8,141,117
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (b)                           58,222        2,236,889
Jabil Circuit, Inc. (b)                                  24,425          952,331
Molex, Inc.                                              19,573          726,550
Sanmina-SCI Corp. (b)                                    69,580          361,120
Solectron Corp. (b)                                     129,476          517,904
Symbol Technologies, Inc.                                33,123          352,760
Tektronix, Inc.                                          11,917          420,908
                                                                  --------------
                                                                       5,568,462
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (2.0%)
Baker Hughes, Inc.                                       46,517        3,759,969
BJ Services Co.                                          43,639        1,660,464
Halliburton Co.                                          70,081        5,476,830


                                                         SHARES            VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Nabors Industries, Ltd. (b)                              42,502   $    1,586,600
National-Oilwell Varco, Inc. (b)                         23,684        1,633,485
Noble Corp.                                              18,464        1,457,548
Rowan Cos., Inc.                                         14,203          629,619
Schlumberger, Ltd.                                      160,436       11,092,545
Transocean, Inc. (b)                                     44,419        3,601,048
Weatherford International, Ltd. (b)                      47,078        2,491,839
                                                                  --------------
                                                                      33,389,947
                                                                  --------------
FOOD & STAPLES RETAILING (2.2%)
Albertson's, Inc. (a)                                    49,998        1,266,449
Costco Wholesale Corp.                                   63,990        3,482,976
CVS Corp. (a)                                           111,013        3,299,306
Kroger Co. (The) (b)                                     97,373        1,972,777
Safeway, Inc. (a)                                        61,074        1,534,790
SUPERVALU, Inc.                                          18,006          522,354
Sysco Corp.                                              84,655        2,530,338
Walgreen Co.                                            137,054        5,746,674
Wal-Mart Stores, Inc.                                   337,934       15,217,168
Whole Foods Market, Inc.                                 18,700        1,147,806
                                                                  --------------
                                                                      36,720,638
                                                                  --------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                               88,745        3,224,993
Campbell Soup Co. (a)                                    24,962          802,279
ConAgra Foods, Inc.                                      70,222        1,592,635
Dean Foods Co. (b)                                       18,300          724,863
General Mills, Inc.                                      48,590        2,397,431
H.J. Heinz Co. (a)                                       45,300        1,880,403
Hershey Co. (The)                                        24,849        1,325,446
Kellogg Co. (The)                                        34,597        1,602,187
McCormick & Co., Inc.                                    18,104          630,562
Sara Lee Corp.                                          104,940        1,875,278
Tyson Foods, Inc. Class A (a)                            33,357          487,012
Wm. Wrigley Jr. Co.                                      30,006        1,412,382
Wm. Wrigley Jr. Co. Class B                                   1               24
                                                                  --------------
                                                                      17,955,495
                                                                  --------------
GAS UTILITIES (0.0%)++
Nicor, Inc. (a)                                           5,867          232,392
Peoples Energy Corp. (a)                                  5,041          183,140
                                                                  --------------
                                                                         415,532
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Bausch & Lomb, Inc. (a)                                   7,148          349,895
Baxter International, Inc.                               87,686        3,305,762
Becton, Dickinson & Co.                                  34,093        2,149,223
Biomet, Inc. (a)                                         33,710        1,253,338
Boston Scientific Corp. (a)(b)                          157,288        3,655,376
C.R. Bard, Inc.                                          13,921        1,036,558
Hospira, Inc. (b)                                        21,747          838,347
Medtronic, Inc.                                         163,776        8,208,453
St. Jude Medical, Inc. (b)                               49,245        1,944,193

 48   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Stryker Corp.                                            39,466   $    1,726,637
Zimmer Holdings, Inc. (b)                                33,528        2,108,911
                                                                  --------------
                                                                      26,576,693
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.6%)
Aetna, Inc.                                              77,438        2,981,363
AmerisourceBergen Corp.                                  28,320        1,222,008
Cardinal Health, Inc.                                    57,239        3,855,047
Caremark Rx, Inc. (b)                                    60,854        2,771,900
CIGNA Corp.                                              16,454        1,760,578
Coventry Health Care, Inc. (b)                           22,004        1,092,939
Express Scripts, Inc. (b)                                16,682        1,303,531
HCA, Inc.                                                55,365        2,429,970
Health Management Associates, Inc. Class A (a)           32,403          671,066
Humana, Inc. (b)                                         22,114          999,111
Laboratory Corp. of
  America Holdings (b)                                   16,892          964,533
Manor Care, Inc.                                         10,760          471,826
McKesson Corp.                                           41,638        2,023,190
Medco Health
  Solutions, Inc. (b)                                    41,574        2,212,984
Patterson Cos., Inc. (a)(b)                              18,637          607,193
Quest Diagnostics, Inc.                                  22,484        1,253,033
Tenet Healthcare Corp. (b)                               62,233          517,779
UnitedHealth Group, Inc.                                183,484        9,126,494
WellPoint, Inc. (b)                                      89,654        6,365,434
                                                                  --------------
                                                                      42,629,979
                                                                  --------------
HEALTH CARE TECHNOLOGY (0.0%)++
IMS Health, Inc.                                         27,925          759,001
                                                                  --------------

HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Corp. (a)                                       58,941        2,759,618
Darden Restaurants, Inc.                                 18,109          717,116
Harrah's Entertainment, Inc.                             24,832        2,027,284
Hilton Hotels Corp.                                      44,192        1,190,532
International Game Technology                            45,848        1,739,015
Marriott International, Inc. Class A                     22,336        1,632,092
McDonald's Corp.                                        170,253        5,885,646
Starbucks Corp. (b)                                     103,632        3,862,365
Starwood Hotels & Resorts Worldwide, Inc.                29,631        1,700,227
Wendy's International, Inc.                              15,740          972,417
Yum! Brands, Inc.                                        37,441        1,934,951
                                                                  --------------
                                                                      24,421,263
                                                                  --------------


                                                         SHARES            VALUE
HOUSEHOLD DURABLES (0.7%)
Black & Decker Corp. (The)                               10,619   $      994,045
Centex Corp.                                             16,635          924,906
D.R. Horton, Inc.                                        36,874        1,106,957
Fortune Brands, Inc.                                     19,797        1,589,699
Harman International Industries, Inc.                     8,900          783,111
KB HOME (a)                                              10,498          646,362
Leggett & Platt, Inc.                                    25,449          675,162
Lennar Corp. Class A                                     18,649        1,024,390
Newell Rubbermaid, Inc.                                  36,593        1,003,380
Pulte Homes, Inc.                                        29,075        1,085,951
Snap-on, Inc. (a)                                         7,675          318,512
Stanley Works (The) (a)                                  10,074          526,366
Whirlpool Corp.                                          10,234          918,501
                                                                  --------------
                                                                      11,597,342
                                                                  --------------
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The)                                         20,435        1,311,518
Colgate-Palmolive Co.                                    69,828        4,128,231
Kimberly-Clark Corp.                                     62,579        3,662,749
V  Procter & Gamble Co. (The)                           445,042       25,905,895
                                                                  --------------
                                                                      35,008,393
                                                                  --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES Corp. (The) (b)                                      88,458        1,501,132
Constellation Energy Group, Inc.                         24,155        1,326,593
Dynegy, Inc. Class A (a)(b)                              44,263          219,987
TXU Corp.                                                62,888        3,121,131
                                                                  --------------
                                                                       6,168,843
                                                                  --------------
INDUSTRIAL CONGLOMERATES (4.0%)
3M Co.                                                  102,175        8,728,810
V  General Electric Co. (d)                           1,410,219       48,779,475
Textron, Inc.                                            17,937        1,613,433
Tyco International, Ltd.                                273,412        7,204,406
                                                                  --------------
                                                                      66,326,124
                                                                  --------------
INSURANCE (4.6%)
ACE, Ltd.                                                43,595        2,421,266
AFLAC, Inc.                                              67,837        3,224,971
Allstate Corp. (The)                                     87,792        4,959,370
Ambac Financial Group, Inc.                              14,324        1,179,725
V  American International Group, Inc.                   351,146       22,912,277
Aon Corp.                                                43,720        1,832,305
Chubb Corp. (The)                                        54,044        2,785,428
Cincinnati Financial Corp.                               23,597        1,006,176
Genworth Financial, Inc. Class A                         51,108        1,696,786
Hartford Financial Services Group, Inc. (The)            41,019        3,770,877
Lincoln National Corp.                                   38,545        2,238,694

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    49


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Loews Corp.                                              18,316   $    1,944,243
Marsh & McLennan Cos., Inc.                              74,334        2,279,824
MBIA, Inc.                                               18,147        1,082,106
MetLife, Inc.                                           102,816        5,356,714
Principal Financial Group, Inc.                          37,967        1,948,087
Progressive Corp. (The)                                  26,708        2,898,619
Prudential Financial, Inc.                               67,322        5,259,868
SAFECO Corp.                                             16,926          878,459
St. Paul Travelers
  Cos., Inc. (The)                                       94,497        4,160,703
Torchmark Corp.                                          14,283          858,551
UnumProvident Corp. (a)                                  39,537          802,996
XL Capital, Ltd. Class A (a)                             23,688        1,560,802
                                                                  --------------
                                                                      77,058,847
                                                                  --------------
INTERNET & CATALOG RETAIL (0.1%)
Amazon.com, Inc. (a)(b)                                  41,892        1,475,017
                                                                  --------------
INTERNET SOFTWARE & SERVICES (1.4%)
eBay, Inc. (b)                                          156,529        5,386,163
Google, Inc. Class A (b)                                 27,300       11,409,762
VeriSign, Inc. (b)                                       34,700          816,144
Yahoo!, Inc. (b)                                        170,956        5,603,938
                                                                  --------------
                                                                      23,216,007
                                                                  --------------
IT SERVICES (1.0%)
Affiliated Computer
  Services, Inc. Class A (b)                             15,952          889,483
Automatic Data Processing, Inc.                          78,594        3,464,424
Computer Sciences Corp. (b)                              25,363        1,485,004
Convergys Corp. (b)                                      18,936          368,684
Electronic Data Systems Corp.                            70,614        1,912,227
First Data Corp.                                        104,037        4,961,525
Fiserv, Inc. (b)                                         24,975        1,125,873
Paychex, Inc.                                            45,291        1,829,303
Sabre Holdings Corp. Class A                             17,428          402,413
Unisys Corp. (a)(b)                                      44,808          279,602
                                                                  --------------
                                                                      16,718,538
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                          12,885          505,350
Eastman Kodak Co. (a)                                    39,044        1,052,626
Hasbro, Inc.                                             24,157          476,134
Mattel, Inc.                                             52,592          850,939
                                                                  --------------
                                                                       2,885,049
                                                                  --------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied BioSystems Group                   26,148          754,108
Fisher Scientific
  International, Inc. (b)                                16,501        1,164,146


                                                         SHARES            VALUE
LIFE SCIENCES TOOLS & SERVICES (CONTINUED)
Millipore Corp. (a)(b)                                    7,048   $      520,001
PerkinElmer, Inc.                                        17,163          367,975
Thermo Electron Corp. (b)                                22,018          848,574
Waters Corp. (b)                                         14,183          642,774
                                                                  --------------
                                                                       4,297,578
                                                                  --------------
MACHINERY (1.5%)
Caterpillar, Inc.                                        91,117        6,901,202
Cummins, Inc. (a)                                         6,265          654,692
Danaher Corp.                                            32,013        2,052,353
Deere & Co.                                              31,773        2,789,034
Dover Corp.                                              27,479        1,367,080
Eaton Corp.                                              20,297        1,555,765
Illinois Tool Works, Inc. (a)                            27,822        2,857,319
Ingersoll-Rand Co. Class A                               44,769        1,958,644
ITT Industries, Inc.                                     25,036        1,407,774
Navistar International Corp. (b)                          8,717          229,954
PACCAR, Inc. (a)                                         23,105        1,661,943
Pall Corp.                                               16,463          496,853
Parker Hannifin Corp.                                    16,228        1,315,279
                                                                  --------------
                                                                      25,247,892
                                                                  --------------
MEDIA (3.2%)
CBS Corp. Class B                                       104,678        2,666,149
Clear Channel Communications, Inc.                       70,150        2,001,379
Comcast Corp. Class A (a)(b)                            290,517        8,991,501
Dow Jones & Co., Inc. (a)                                 7,917          292,691
E.W. Scripps Co. (The) Class A                           11,500          529,920
Gannett Co., Inc.                                        32,488        1,786,840
Interpublic Group of
  Cos., Inc. (The) (a)(b)                                56,204          538,434
Knight-Ridder, Inc. (a)                                   9,377          581,374
McGraw-Hill Cos., Inc. (The)                             49,770        2,770,198
Meredith Corp.                                            6,010          298,096
New York Times Co. (The) Class A (a)                     19,403          481,000
News Corp. Class A                                      326,003        5,594,211
Omnicom Group, Inc.                                      24,311        2,188,233
Time Warner, Inc.                                       611,791       10,645,163
Tribune Co.                                              35,828        1,032,921
Univision Communications, Inc. Class A (b)               30,342        1,082,906
Viacom, Inc. Class B (b)                                104,678        4,169,325
Walt Disney Co. (The)                                   260,549        7,284,950
                                                                  --------------
                                                                      52,935,291
                                                                  --------------
METALS & MINING (0.9%)
Alcoa, Inc.                                             117,791        3,978,980
Allegheny Technologies, Inc.                             11,690          810,585
Freeport-McMoRan Copper & Gold, Inc. Class B             24,997        1,614,306

 50   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Newmont Mining Corp.                                     60,608   $    3,537,083
Nucor Corp. (a)                                          21,259        2,313,404
Phelps Dodge Corp.                                       27,636        2,381,947
United States Steel Corp. (a)                            14,697        1,006,745
                                                                  --------------
                                                                      15,643,050
                                                                  --------------
MULTILINE RETAIL (1.1%)
Big Lots, Inc. (a)(b)                                    15,034          217,241
Dillard's, Inc. Class A                                   8,363          218,107
Dollar General Corp.                                     43,374          757,310
Family Dollar Stores, Inc. (a)                           21,136          528,400
Federated Department Stores, Inc.                        36,854        2,869,084
J.C. Penney Co., Inc.                                    31,493        2,061,532
Kohl's Corp. (b)                                         46,679        2,606,555
Nordstrom, Inc.                                          29,857        1,144,419
Sears Holdings Corp. (b)                                 13,560        1,948,436
Target Corp.                                            119,311        6,335,414
                                                                  --------------
                                                                      18,686,498
                                                                  --------------
MULTI-UTILITIES (1.3%)
Ameren Corp.                                             27,530        1,386,686
Centerpoint Energy, Inc.                                 41,780          502,196
CMS Energy Corp. (b)                                     28,656          381,698
Consolidated Edison, Inc. (a)                            33,306        1,436,155
Dominion Resources, Inc. (a)                             47,064        3,523,682
DTE Energy Co.                                           24,042          980,433
Duke Energy Corp. (a)                                   167,028        4,863,855
KeySpan Corp.                                            23,566          951,595
NiSource, Inc. (a)                                       36,105          762,177
PG&E Corp.                                               46,867        1,867,181
Public Service Enterprise Group, Inc.                    34,010        2,132,427
Sempra Energy                                            35,025        1,611,851
TECO Energy, Inc.                                        27,479          439,114
Xcel Energy, Inc. (a)                                    54,772        1,031,904
                                                                  --------------
                                                                      21,870,954
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)(b)                                      126,473        1,775,681
                                                                  --------------
OIL, GAS & CONSUMABLE FUELS (7.6%)
Amerada Hess Corp.                                       10,723        1,536,284
Anadarko Petroleum Corp.                                 31,335        3,284,535
Apache Corp.                                             44,852        3,186,735
Chesapeake Energy Corp. (a)                              50,700        1,606,176
Chevron Corp.                                           301,142       18,375,685
ConocoPhillips                                          223,219       14,933,351
Devon Energy Corp.                                       60,073        3,610,988
El Paso Corp.                                            89,123        1,150,578


                                                         SHARES            VALUE
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
EOG Resources, Inc.                                      32,636   $    2,292,026
V  ExxonMobil Corp.                                     826,140       52,112,911
Hugoton Royalty Trust                                         1               13
Kerr-McGee Corp.                                         15,762        1,573,993
Kinder Morgan, Inc.                                      14,202        1,250,060
Marathon Oil Corp.                                       49,441        3,923,638
Murphy Oil Corp.                                         22,337        1,120,871
Occidental Petroleum Corp.                               58,422        6,002,276
Sunoco, Inc.                                             18,400        1,491,136
Valero Energy Corp.                                      84,404        5,464,315
Williams Cos., Inc. (The)                                80,667        1,769,027
XTO Energy, Inc. (a)                                     49,253        2,085,865
                                                                  --------------
                                                                     126,770,463
                                                                  --------------
PAPER & FOREST PRODUCTS (0.4%)
International Paper Co.                                  66,881        2,431,124
Louisiana-Pacific Corp. (a)                              14,709          405,674
MeadWestvaco Corp.                                       24,419          696,186
Weyerhaeuser Co. (a)                                     33,044        2,328,611
                                                                  --------------
                                                                       5,861,595
                                                                  --------------
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co.                                       10,184          457,975
Avon Products, Inc. (a)                                  61,185        1,995,243
Estee Lauder Cos., Inc. (The) Class A                    16,300          605,056
                                                                  --------------
                                                                       3,058,274
                                                                  --------------
PHARMACEUTICALS (6.1%)
Abbott Laboratories                                     208,881        8,927,574
Allergan, Inc. (a)                                       20,526        2,108,431
Barr Pharmaceuticals, Inc. (b)                           14,500          877,975
Bristol-Myers Squibb Co.                                265,771        6,745,268
Eli Lilly & Co.                                         153,488        8,122,585
Forest Laboratories, Inc. (b)                            44,407        1,793,155
V  Johnson & Johnson                                    402,644       23,598,965
King Pharmaceuticals, Inc. (b)                           32,112          558,428
Merck & Co., Inc.                                       296,705       10,212,586
Mylan Laboratories, Inc.                                 28,897          631,110
V  Pfizer, Inc.                                         995,491       25,215,787
Schering-Plough Corp.                                   199,423        3,852,852
Watson Pharmaceuticals, Inc. (b)                         14,462          411,299
Wyeth                                                   182,314        8,873,222
                                                                  --------------
                                                                     101,929,237
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS (0.9%)
Apartment Investment & Management Co. Class A            13,072          584,188
Archstone-Smith Trust                                    28,934        1,414,294
Boston Properties, Inc. (a)                              12,100        1,068,067
Equity Office Properties Trust                           50,174        1,620,620
Equity Residential                                       39,395        1,767,654
Kimco Realty Corp. (a)                                   27,200        1,009,936

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    51


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Plum Creek Timber Co., Inc.                              24,986   $      906,992
ProLogis                                                 33,399        1,677,298
Public Storage, Inc.                                     11,096          853,060
Simon Property Group, Inc. (a)                           24,890        2,037,993
Vornado Realty Trust (a)                                 16,031        1,533,205
                                                                  --------------
                                                                      14,473,307
                                                                  --------------
ROAD & RAIL (0.8%)
Burlington Northern Santa Fe Corp.                       50,639        4,027,320
CSX Corp.                                                29,811        2,041,755
Norfolk Southern Corp.                                   55,778        3,012,012
Ryder System, Inc. (a)                                    8,514          444,005
Union Pacific Corp.                                      36,240        3,305,450
                                                                  --------------
                                                                      12,830,542
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Advanced Micro
  Devices, Inc. (b)                                      65,292        2,112,196
Altera Corp. (b)                                         49,539        1,081,932
Analog Devices, Inc.                                     49,671        1,883,524
Applied Materials, Inc.                                 215,243        3,863,612
Applied Micro Circuits Corp. (b)                         41,038          150,609
Broadcom Corp. Class A (b)                               59,742        2,455,994
Freescale Semiconductor, Inc. Class B (b)                55,631        1,761,834
Intel Corp.                                             795,916       15,902,402
KLA-Tencor Corp.                                         26,679        1,284,861
Linear Technology Corp.                                  41,203        1,462,707
LSI Logic Corp. (a)(b)                                   51,172          544,982
Maxim Integrated Products, Inc.                          43,472        1,532,823
Micron Technology, Inc. (b)                              90,888        1,542,369
National Semiconductor Corp.                             45,642        1,368,347
Novellus Systems, Inc. (b)                               18,576          458,827
NVIDIA Corp. (b)                                         46,212        1,350,315
PMC-Sierra, Inc. (a)(b)                                  23,852          296,480
Teradyne, Inc. (a)(b)                                    25,828          435,460
Texas Instruments, Inc.                                 217,398        7,545,885
Xilinx, Inc.                                             46,393        1,283,694
                                                                  --------------
                                                                      48,318,853
                                                                  --------------
SOFTWARE (3.1%)
Adobe Systems, Inc. (b)                                  81,408        3,191,194
Autodesk, Inc. (b)                                       31,289        1,315,390
BMC Software, Inc. (b)                                   29,433          633,987
CA, Inc. (a)                                             61,966        1,571,458
Citrix Systems, Inc. (b)                                 24,204          966,224
Compuware Corp. (b)                                      51,545          395,866
Electronic Arts, Inc. (b)                                41,246        2,342,773
Intuit, Inc. (b)                                         24,677        1,336,753


                                                         SHARES            VALUE
SOFTWARE (CONTINUED)
V  Microsoft Corp. (d)                                1,202,308   $   29,035,738
Novell, Inc. (b)                                         50,318          413,614
Oracle Corp. (b)                                        511,253        7,459,181
Parametric Technology Corp. (b)                          14,378          214,807
Symantec Corp. (b)                                      141,929        2,324,797
                                                                  --------------
                                                                      51,201,782
                                                                  --------------
SPECIALTY RETAIL (2.1%)
AutoNation, Inc. (b)                                     17,897          403,040
AutoZone, Inc. (b)                                        7,562          707,879
Bed Bath & Beyond, Inc. (b)                              37,904        1,453,618
Best Buy Co., Inc.                                       55,358        3,136,584
Circuit City Stores, Inc.                                20,728          595,930
Gap, Inc. (The)                                          78,314        1,416,700
Home Depot, Inc. (The)                                  288,217       11,508,505
Limited Brands, Inc. (a)                                 47,206        1,210,362
Lowe's Cos., Inc. (a)                                   106,073        6,687,903
Office Depot, Inc. (b)                                   39,994        1,622,957
OfficeMax, Inc.                                           9,284          359,291
RadioShack Corp.                                         18,177          309,009
Sherwin-Williams Co. (The)                               15,355          782,184
Staples, Inc.                                            98,740        2,607,723
Tiffany & Co.                                            19,383          676,273
TJX Cos., Inc. (The)                                     62,578        1,510,007
                                                                  --------------
                                                                      34,987,965
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Coach, Inc. (b)                                          52,048        1,718,625
Jones Apparel Group, Inc.                                16,334          561,073
Liz Claiborne, Inc.                                      14,361          560,797
NIKE, Inc. Class B                                       25,752        2,107,544
VF Corp.                                                 12,046          737,095
                                                                  --------------
                                                                       5,685,134
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.6%)
Countrywide Financial Corp.                              81,840        3,327,614
Fannie Mae                                              131,321        6,644,843
Freddie Mac                                              93,863        5,731,275
Golden West Financial Corp.                              34,534        2,481,959
MGIC Investment Corp.                                    11,893          840,835
Sovereign Bancorp, Inc. (a)                              49,737        1,102,669
Washington Mutual, Inc.                                 134,540        6,062,372
                                                                  --------------
                                                                      26,191,567
                                                                  --------------
TOBACCO (1.4%)
Altria Group, Inc.                                      282,350       20,656,726
Reynolds American, Inc. (a)                              11,530        1,264,265
UST, Inc. (a)                                            21,966          964,966
                                                                  --------------
                                                                      22,885,957
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
W.W. Grainger, Inc.                                      10,287          791,276
                                                                  --------------

 52   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
ALLTEL Corp.                                             52,650   $    3,389,081
Sprint Nextel Corp.                                     402,588        9,984,182
                                                                  --------------
                                                                      13,373,263
                                                                  --------------
Total Common Stocks
  (Cost $1,276,453,644)                                            1,609,489,970(g)
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (8.6%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (3.9%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (c)                            $ 2,248,122        2,248,122
Den Danske Bank
  4.773%, due 5/5/06 (c)                              2,248,121        2,248,121
Florida Power & Light Co.
  4.75%, due 5/3/06 (d)                              20,000,000       19,994,723
  4.75%, due 5/4/06 (d)                               1,500,000        1,499,407
General Electric Capital Corp.
  5.001%, due 6/26/06 (c)                             6,408,045        6,408,045
Grampian Funding LLC
  4.785%, due 5/3/06 (c)                              2,248,121        2,248,121
Hitachi Capital America Corp.
  4.93%, due 6/5/06 (d)                                 600,000          597,124
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (c)                             2,248,121        2,248,121
Liberty Street Funding Co.
  4.87%, due 5/18/06 (c)                              2,248,121        2,248,121
Merrill Lynch & Co., Inc.
  4.75%, due 5/5/06 (d)                              13,000,000       12,993,138
  4.78%, due 5/12/06 (d)                              2,600,000        2,596,202
National Rural Utilities Cooperative Finance Corp.
  4.81%, due 5/18/06 (d)                              4,400,000        4,390,006
New York Times Co. (The)
  4.64%, due 5/1/06 (d)                               1,000,000        1,000,000
  4.90%, due 6/9/06 (d)                               3,200,000        3,183,013
                                                                  --------------
Total Commercial Paper
  (Cost $63,902,264)                                                  63,902,264
                                                                  --------------

                                                         SHARES            VALUE
INVESTMENT COMPANY (1.0%)
BGI Institutional Money
  Market Fund (c)                                    16,700,595   $   16,700,595
                                                                  --------------
Total Investment Company
  (Cost $16,700,595)                                                  16,700,595
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.5%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06 due 5/1/06
  Proceeds at Maturity $8,094,797
  (Collateralized by various bonds
  with a Principal Amount of
  $8,393,850 and Market Value
  of $8,330,655) (c)                                $ 8,091,439        8,091,439
                                                                  --------------
Total Repurchase Agreement
  (Cost $8,091,439)                                                    8,091,439
                                                                  --------------
TIME DEPOSITS (2.8%)
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (c)                              4,496,243        4,496,243
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (c)                             4,496,243        4,496,243
Bank of America
  4.77%, due 5/26/06 (c)(e)                           6,744,364        6,744,364
Bank of Montreal
  4.78%, due 5/8/06 (c)                               2,248,122        2,248,122
Bank of Nova Scotia
  4.78%, due 5/10/06 (c)                              4,496,243        4,496,243
Barclays
  4.95%, due 6/20/06 (c)                              4,496,243        4,496,243
BNP Paribas
  4.80%, due 5/12/06 (c)                              3,372,182        3,372,182
Calyon
  4.955%, due 6/19/06 (c)                             2,248,121        2,248,121
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (c)                               3,372,182        3,372,182
Fortis Bank
  4.77%, due 5/9/06 (c)                               2,248,121        2,248,121
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (c)                              4,496,243        4,496,243
Societe Generale
  4.73%, due 5/9/06 (c)                               4,496,243        4,496,243
                                                                  --------------
Total Time Deposits
  (Cost $47,210,550)                                                  47,210,550
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    53

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
U.S. GOVERNMENT (0.4%)
United States Treasury Bills
  4.492%, due 5/11/06 (d)                           $ 3,200,000   $    3,196,115
  4.537%, due 5/18/06 (d)                             3,400,000        3,392,898
                                                                  --------------
                                                                       6,589,013
                                                                  --------------
Total U.S. Government
  (Cost $6,588,901)                                                    6,589,013
                                                                  --------------
Total Short-Term Investments
  (Cost $142,493,749)                                                142,493,861
                                                                  --------------
Total Investments
  (Cost $1,418,947,393) (h)                               105.6%   1,751,983,831(i)
Liabilities in Excess of
  Cash and Other Assets                                    (5.6)     (93,307,951)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,658,675,880
                                                    ===========   ==============

                                                    CONTRACTS            UNREALIZED
                                                         LONG      APPRECIATION (F)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
  June 2006                                               190   $           390,388
  Mini June 2006                                            4                   106
                                                                -------------------
Total Futures Contracts
  (Settlement Value $62,377,938) (g)                            $           390,494
                                                                ===================

++   Less than one tenth of a percent.
(a)  Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(d)  Segregated, partially segregated or designated as
     collateral for futures contracts.
(e)  Floating rate. Rate shown is the rate in effect at
     April 30, 2006.
(f)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     April 30, 2006.
(g)  The combined market value of common stocks and
     settlement value of Standard & Poor's 500 Index futures
     contracts represents 100.8% of net assets.
(h)  The cost for federal income tax purposes is
     $1,438,496,500.
(i)  At April 30, 2006 net unrealized appreciation was
     $313,487,331, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $407,761,393 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $94,274,062.

 54   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,418,947,393) including
  $86,530,398 market value of securities
  loaned                                      $1,751,983,831
Cash                                                  27,005
Receivables:
  Dividends and interest                           1,968,943
  Investment securities sold                       1,005,568
  Fund shares sold                                   930,344
  Variation margin on futures contracts               31,965
Other assets                                          99,662
                                              --------------
    Total assets                               1,756,047,318
                                              --------------

LIABILITIES:
Securities lending collateral                     89,651,235
Payables:
  Fund shares redeemed                             4,580,703
  Investment securities purchased                  2,584,619
  Manager                                            326,462
  NYLIFE Distributors                                 64,967
  Transfer agent                                      58,008
  Shareholder communication                           50,516
  Custodian                                           25,217
Accrued expenses                                      29,711
                                              --------------
    Total liabilities                             97,371,438
                                              --------------
Net assets                                    $1,658,675,880
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                     $       10,581
  Class I                                             44,147
Additional paid-in capital                     1,398,402,777
Accumulated undistributed net investment
  income                                           8,506,267
Accumulated net realized loss on investments
  and futures contracts                          (81,714,824)
Net unrealized appreciation on investments
  and futures contracts                          333,426,932
                                              --------------
Net assets                                    $1,658,675,880
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  318,645,537
                                              ==============
Shares of capital stock outstanding               10,581,233
                                              ==============
Net asset value per share outstanding         $        30.11
Maximum sales charge (3.00% of offering
  price)                                                0.93
                                              --------------
Maximum offering price per share outstanding  $        31.04
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $1,340,030,343
                                              ==============
Shares of capital stock outstanding               44,146,737
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        30.35
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    55

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 15,603,722
  Interest                                           914,714
  Income from securities loaned--net                  71,511
                                                -------------
    Total income                                  16,589,947
                                                -------------
EXPENSES:
  Manager                                          1,933,219
  Distribution/Service--Class A                      392,181
  Transfer agent--Class A                            217,868
  Transfer agent--Class I                             31,036
  Professional                                       102,529
  Shareholder communication                           78,651
  Custodian                                           49,735
  Directors                                           43,575
  Registration                                        30,835
  Miscellaneous                                       30,869
                                                -------------
    Total expenses                                 2,910,498
  Net recouped fees                                   13,575
                                                -------------
    Net expenses                                   2,924,073
                                                -------------
Net investment income                             13,665,874
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES:
Net realized gain (loss) on:
  Security transactions                          (31,253,524)
  Futures transactions                               510,075
                                                -------------
Net realized loss on investments and futures
  transactions                                   (30,743,449)
                                                -------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                          161,770,282
  Futures transactions                               485,179
                                                -------------
Net change in unrealized appreciation on
  investments and futures contracts              162,255,461
                                                -------------
Net realized and unrealized gain on
  investments and futures                        131,512,012
                                                -------------
Net increase in net assets resulting from
  operations                                    $145,177,886
                                                =============

 56   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 30, 2005

                                             2006             2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $   13,665,874   $   25,773,932
 Net realized loss on investments
  and futures transactions            (30,743,449)     (10,906,709)
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures
  contracts                           162,255,461       97,346,669
                                   -------------------------------
 Net increase in net assets
  resulting from operations           145,177,886      112,213,892
                                   -------------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (3,523,449)      (3,521,725)
   Class I                            (19,999,005)     (16,314,898)
                                   -------------------------------
 Total dividends to shareholders      (23,522,454)     (19,836,623)
                                   -------------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Class A                             45,126,060      131,907,053
   Class I                            158,745,591      442,646,109

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                              3,384,849        3,418,513
   Class I                             19,990,716       16,313,839
                                   -------------------------------
                                      227,247,216      594,285,514

 Cost of shares redeemed:
   Class A                            (63,783,757)    (125,812,654)
   Class I                           (181,311,476)    (268,830,636)
                                   -------------------------------
                                     (245,095,233)    (394,643,290)
    Increase (decrease) in net
     assets derived from capital
     share transactions               (17,848,017)     199,642,224
                                   -------------------------------
    Net increase in net assets        103,807,415      292,019,493

NET ASSETS:
Beginning of period                 1,554,868,465    1,262,848,972
                                   -------------------------------
End of period                      $1,658,675,880   $1,554,868,465
                                   ===============================
Accumulated undistributed net
 investment income at end of
 period                            $    8,506,267   $   18,362,847
                                   ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    57

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                         CLASS A
                                                       --------------------------------------------
                                                                                        JANUARY 2,
                                                       SIX MONTHS                          2004*
                                                         ENDED         YEAR ENDED         THROUGH
                                                       APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                                         2006**           2005             2004
Net asset value at beginning of period                  $  27.86        $  26.11         $  25.46
                                                       ----------      -----------      -----------
Net investment income                                       0.21            0.40(d)          0.20
Net realized and unrealized gain (loss) on
  investments                                               2.36            1.68             0.45
                                                       ----------      -----------      -----------
Total from investment operations                            2.57            2.08             0.65
                                                       ----------      -----------      -----------
Less dividends and distributions:
  From net investment income                               (0.32)          (0.33)              --
  From net realized gain on investments                       --              --               --
                                                       ----------      -----------      -----------
Total dividends and distributions                          (0.32)          (0.33)              --
                                                       ----------      -----------      -----------
Net asset value at end of period                        $  30.11        $  27.86         $  26.11
                                                       ==========      ===========      ===========
Total investment return (b)                                 9.29%(c)        7.97%            2.55%(c)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                   1.40%(e)+       1.43%(d)         1.09%+
    Net expenses                                            0.67%+          0.73%            0.59%+
    Expenses (before reimbursement/recoupment)              0.67%+          0.87%            0.87%+
Portfolio turnover rate                                        3%              6%               2%
Net assets at end of period (in 000's)                  $318,646        $309,387         $280,346

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total Return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total Return is not annualized.
(d)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively, as a result of a special one time dividend from Microsoft Corp.
(e)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 58   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS I
--------------------------------------------------------------------------------------
    SIX MONTHS
      ENDED
    APRIL 30,                             YEAR ENDED OCTOBER 31,
      2006**           2005           2004          2003          2002          2001
    $   28.15       $    26.35      $  24.43      $  20.57      $  25.84      $  37.38
    ----------      ----------      --------      --------      --------      --------
         0.26             0.48(d)       0.33          0.32(a)       0.31          0.30(a)
         2.39             1.73          1.88          3.85         (3.86)        (9.06)
    ----------      ----------      --------      --------      --------      --------
         2.65             2.21          2.21          4.17         (3.55)        (8.76)
    ----------      ----------      --------      --------      --------      --------
        (0.45)           (0.41)        (0.29)        (0.31)        (0.32)        (0.36)
           --               --            --            --         (1.40)        (2.42)
    ----------      ----------      --------      --------      --------      --------
        (0.45)           (0.41)        (0.29)        (0.31)        (1.72)        (2.78)
    ----------      ----------      --------      --------      --------      --------
    $   30.35       $    28.15      $  26.35      $  24.43      $  20.57      $  25.84
    ==========      ==========      ========      ========      ========      ========
         9.49%(c)         8.42%         9.10%        20.59%       (15.23%)      (24.90%)
         1.77%(e)+        1.86%(d)      1.38%         1.46%         1.31%         1.03%
         0.29%+           0.30%         0.30%         0.30%         0.30%         0.30%
         0.29%+           0.44%         0.58%         0.61%         0.59%         0.57%
            3%               6%            2%            3%            4%            5%
    $1,340,030      $1,245,481      $982,503      $777,843      $527,277      $612,937

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    59

MAINSTAY SMALL CAP OPPORTUNITY FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        6.72%   21.54%  17.48%  13.87%
Excluding sales charges  12.93    28.61   18.81   14.51

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000                        S&P SMALLCAP        CAP VALUE
                                    FUND           VALUE INDEX      S&P 500 INDEX       600 INDEX        FUNDS INDEX
                                 -----------      ------------      -------------     ------------      -------------
4/30/96                              9450             10000             10000             10000             10000
                                    10998             11456             12513             10376             11012
                                    16829             16240             17652             15227             15643
                                    14990             13751             21504             13050             12955
                                    15102             14355             23682             15725             13907
                                    15476             17836             20610             16997             16896
                                    18677             21837             18008             19808             20260
                                    16564             17722             15612             15659             16762
                                    24161             25245             19183             21914             24591
                                    28491             27720             20399             24199             27007
4/30/06                             36643             36272             23544             31796             35133


                                RUSSELL 2000
                                    INDEX
                                ------------
4/30/96                             10000
                                    10005
                                    14248
                                    12929
                                    15311
                                    14873
                                    15866
                                    12572
                                    17854
                                    18696
4/30/06                             24953

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        7.50%   22.60%  17.71%  13.48%
Excluding sales charges  12.50    27.60   17.92   13.48

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000                        S&P SMALLCAP        CAP VALUE
                                    FUND           VALUE INDEX      S&P 500 INDEX       600 INDEX        FUNDS INDEX
                                 -----------      ------------      -------------     ------------      -------------
4/30/96                             10000             10000             10000             10000             10000
                                    11481             11456             12513             10376             11012
                                    17333             16240             17652             15227             15643
                                    15267             13751             21504             13050             12955
                                    15274             14355             23682             15725             13907
                                    15529             17836             20610             16997             16896
                                    18600             21837             18008             19808             20260
                                    16397             17722             15612             15659             16762
                                    23730             25245             19183             21914             24591
                                    27749             27720             20399             24199             27007
4/30/06                             35407             36272             23544             31796             35133


                                RUSSELL 2000
                                    INDEX
                                ------------
4/30/96                             10000
                                    10005
                                    14248
                                    12929
                                    15311
                                    14873
                                    15866
                                    12572
                                    17854
                                    18696
4/30/06                             24953

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a max-imum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (1/12/87) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 60   MainStay Small Cap Opportunity Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       11.50%   26.66%  17.95%  13.51%
Excluding sales charges  12.50    27.66   17.95   13.51

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000                        S&P SMALLCAP        CAP VALUE
                                    FUND           VALUE INDEX      S&P 500 INDEX       600 INDEX        FUNDS INDEX
                                 -----------      ------------      -------------     ------------      -------------
4/30/96                             10000             10000             10000             10000             10000
                                    11491             11456             12513             10376             11012
                                    17345             16240             17652             15227             15643
                                    15288             13751             21504             13050             12955
                                    15296             14355             23682             15725             13907
                                    15551             17836             20610             16997             16896
                                    18616             21837             18008             19808             20260
                                    16421             17722             15612             15659             16762
                                    23771             25245             19183             21914             24591
                                    27812             27720             20399             24199             27007
4/30/06                             35507             36272             23544             31796             35133


                                RUSSELL 2000
                                    INDEX
                                ------------
4/30/96                             10000
                                    10005
                                    14248
                                    12929
                                    15311
                                    14873
                                    15866
                                    12572
                                    17854
                                    18696
4/30/06                             24953

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                         13.11%   29.10%  19.18%  14.86%

(PERFORMANCE GRAPH)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000                        S&P SMALLCAP        CAP VALUE
                                    FUND           VALUE INDEX      S&P 500 INDEX       600 INDEX        FUNDS INDEX
                                 -----------      ------------      -------------     ------------      -------------
4/30/96                             10000             10000             10000             10000             10000
                                    11679             11456             12513             10376             11012
                                    17924             16240             17652             15227             15643
                                    16006             13751             21504             13050             12955
                                    16174             14355             23682             15725             13907
                                    16618             17836             20610             16997             16896
                                    20090             21837             18008             19808             20260
                                    17869             17722             15612             15659             16762
                                    26099             25245             19183             21914             24591
                                    30946             27720             20399             24199             27007
4/30/06                             39951             36272             23544             31796             35133


                                RUSSELL 2000
                                    INDEX
                                ------------
4/30/96                             10000
                                    10005
                                    14248
                                    12929
                                    15311
                                    14873
                                    15866
                                    12572
                                    17854
                                    18696
4/30/06                             24953

                                       SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                 MONTHS   YEAR    YEARS    YEARS
---------------------------------------------------------------------

Russell 2000(R) Value Index(1)        17.52%   30.85%  15.25%   13.75%
S&P 500(R) Index(2)                    9.64    15.42    2.70     8.94
Russell 2000(R) Index(3)              18.91    33.47   10.90     9.58
S&P Small Cap 600(R) Index(4)         16.92    31.39   13.34    12.26
Lipper Small-Cap Value Funds
  Index(5)                            17.44    30.09   15.77    13.39
Average Lipper small-cap value
  fund(6)                             16.30    28.02   14.60    12.79

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. S&P SmallCap 600(R) Index is an unmanaged market-value weighted index of 600 small-capitalization common stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. The Lipper Small-Cap Value Funds Index is an unmanaged index that tracks the performance, after expenses, of the 30 largest small-company value funds. Results assume reinvestment of all dividend and capital-gain distributions. An investment cannot be made directly into an index.
6. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     61

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP OPPORTUNITY FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                       ENDING ACCOUNT
                                               ENDING ACCOUNT                           VALUE (BASED
                                                VALUE (BASED                          ON HYPOTHETICAL
                               BEGINNING         ON ACTUAL          EXPENSES           5% ANNUALIZED           EXPENSES
                                ACCOUNT         RETURNS AND           PAID               RETURN AND              PAID
                                 VALUE           EXPENSES)           DURING           ACTUAL EXPENSES)          DURING
SHARE CLASS                     11/1/05           4/30/06           PERIOD(1)             4/30/06              PERIOD(1)

CLASS A SHARES                 $1,000.00         $1,130.35           $ 7.55              $1,017.85              $ 7.15
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00         $1,126.50           $11.49              $1,014.10              $10.89
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00         $1,126.50           $11.49              $1,014.10              $10.89
------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00         $1,131.95           $ 5.66              $1,019.65              $ 5.36
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.43% for Class A, 2.18% for Class B and Class C, and 1.07% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 62   MainStay Small Cap Opportunity Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     99.1
Short-Term Investments (collateral from securities lending                        19.1
  is 18.9%)
Futures Contracts                                                                   0*
Liabilities in Excess of Cash and Other Assets                                   (18.2)

* Less than one tenth of a percent.

See Portfolio of Investments on page 66 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Quanta Services, Inc.
 2.  LandAmerica Financial Group, Inc.
 3.  GATX Corp.
 4.  Payless ShoeSource, Inc.
 5.  URS Corp.
 6.  Ryerson, Inc.
 7.  Selective Insurance Group, Inc.
 8.  Sunrise Senior Living, Inc.
 9.  Vail Resorts, Inc.
10.  Zenith National Insurance Corp.

                                                    www.mainstayfunds.com     63

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Kathy A. O'Conner, CFA, and Jeffrey Sanders, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY SMALL CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS FOR THE SIX MONTHS ENDED APRIL 30, 2006?

Excluding all sales charges, MainStay Small Cap Opportunity Fund returned 12.93% for Class A shares and 12.50% for Class B and Class C shares for the six months ended April 30, 2006. Over the same period, Class I shares returned 13.11%. All share classes underperformed the 17.52% return of the Russell 2000(R) Value Index,(1) the Fund's broad-based securities-market index for the six-month reporting period. All share classes underperformed the 16.30% return of the average Lipper(1) small-cap value fund for the six months ended April 30, 2006.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE?

Sector exposure and security selection produced mixed results for the Fund. The Fund's quantitative process focuses on a combination of valuation and trading factors, and the Fund selects securities with attractive valuation and momentum characteristics. During the reporting period, the market did not always reward inexpensive stocks, but investors found momentum attractive. The momentum factor partially offset the negative impact of the Fund's valuation criteria.

WHICH SECTORS HAD THE GREATEST POSITIVE OR NEGATIVE IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's sector weightings result from the Fund's investment process and not from top-down macro-economic analysis. The consumer discretionary, financials, and energy sectors made the greatest positive contributions to the Fund's performance relative to the Russell 2000(R) Value Index. Security selection in the consumer discretionary and energy sectors had a positive impact on the Fund's relative return, and an underweighted position in financials helped offset some poor stock selections.

Relative to the Russell 2000(R) Value Index, the Fund's weakest-performing sectors were utilities, consumer staples, and information technology. Adverse stock selection and an overweighted position in utilities detracted from the Fund's performance, as did an underweighted position in information technology.

WHICH STOCKS WERE THE FUND'S BEST AND WORST PERFORMERS DURING THE REPORTING PERIOD?

During the reporting period, the Fund held approximately 200 securities, so no single stock had a significant positive or negative impact on relative performance. Among the strongest individual contributors during the reporting period were Titanium Metals, disk maker Komag, and electrical-machinery company Regal-Beloit. Detractors included Chiquita Brands International, United Fire & Casualty, and Westar Energy.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund's quantitative process focuses on a combination of valuation and trading factors. Among the stocks that fit the Fund's purchase criteria during the reporting period were industrial manufacturer Manitowoc and integrated-circuit maker Zoran. Two of the securities that were sold because valuations became less attractive were Terex Corporation and Hutchinson Technology.


The Fund was closed to new investors as of June 1, 2006.
Stocks of small-capitalization companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. See additional securities lending disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 61 for more information on the Russell 2000(R) Value Index.
2. See footnote on page 61 for more information about Lipper Inc.

 64   MainStay Small Cap Opportunity Fund

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance, industry performance, and the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund's exposure to the industrials and information technology sectors increased as valuations became more attractive. To make room for these investments, the Fund's utility weighting was reduced.

As of April 30, 2006, the Fund was moderately underweighted relative to the Russell 2000(R) Value Index in information technology, which hurt performance, and in financials, which helped. The Fund's overweighted position in utilities detracted from performance. The Fund was also overweighted in the energy sector.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     65

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                         SHARES            VALUE
COMMON STOCKS (99.1%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.3%)
AAR Corp. (a)                                           139,555   $    3,723,327
DRS Technologies, Inc.                                  167,165        9,282,672
Kaman Corp. Class A                                      50,479        1,226,640
Orbital Sciences Corp. (a)                              160,368        2,509,759
                                                                  --------------
                                                                      16,742,398
                                                                  --------------
AIRLINES (1.1%)
Frontier Airlines Holdings, Inc. (a)                     14,143           95,890
Mesa Air Group, Inc. (a)                                 85,787          903,337
SkyWest, Inc.                                           598,530       14,107,352
                                                                  --------------
                                                                      15,106,579
                                                                  --------------
AUTO COMPONENTS (0.2%)
Aftermarket Technology Corp. (a)                         68,534        1,747,617
Cooper Tire & Rubber Co. (b)                             72,266          917,778
                                                                  --------------
                                                                       2,665,395
                                                                  --------------
AUTOMOBILES (0.1%)
Fleetwood Enterprises, Inc. (a)                         149,629        1,406,513
                                                                  --------------
BIOTECHNOLOGY (0.3%)
BioMarin Pharmaceuticals, Inc. (a)                       67,324          828,085
Regeneron Pharmaceuticals, Inc. (a)                      53,055          770,359
Vertex Pharmaceuticals, Inc. (a)(b)                      75,233        2,736,224
                                                                  --------------
                                                                       4,334,668
                                                                  --------------
BUILDING PRODUCTS (0.2%)
Ameron International Corp.                                3,773          247,848
Universal Forest Products, Inc.                          26,996        2,018,491
                                                                  --------------
                                                                       2,266,339
                                                                  --------------
CAPITAL MARKETS (1.4%)
Apollo Investment Corp.                                 136,219        2,547,295
Capital Southwest Corp.                                  18,122        1,775,956
Investment Technology Group, Inc. (a)                   259,945       13,774,486
Stifel Financial Corp. (a)                               11,396          459,259
SWS Group, Inc.                                          14,250          390,307
                                                                  --------------
                                                                      18,947,303
                                                                  --------------
CHEMICALS (0.3%)
A. Schulman, Inc.                                        61,542        1,473,315
H.B. Fuller Co.                                          49,916        2,610,607
                                                                  --------------
                                                                       4,083,922
                                                                  --------------
COMMERCIAL BANKS (0.9%)
1st Source Corp.                                          6,413          177,512
Ameris Bancorp                                           15,644          348,705
Banc Corp. (The) (a)                                     12,050          135,562
Columbia Banking System, Inc.                            25,199          850,466


                                                         SHARES            VALUE
COMMERCIAL BANKS (CONTINUED)
First Community Bancorp                                  93,843   $    5,442,894
First Indiana Corp.                                     160,777        4,109,460
First State Bancorp                                       5,638          145,291
FNB Corp.                                                 5,273          173,614
Virginia Financial Group, Inc.                            1,053           42,025
                                                                  --------------
                                                                      11,425,529
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Banta Corp.                                              11,512          582,277
FTI Consulting, Inc. (a)                                456,912       13,131,651
M&F Worldwide Corp. (a)                                   7,758          109,776
PHH Corp. (a)                                           103,554        2,887,086
                                                                  --------------
                                                                      16,710,790
                                                                  --------------
COMMUNICATIONS EQUIPMENT (0.7%)
CommScope, Inc. (a)(b)                                  152,741        5,048,090
Sycamore Networks, Inc. (a)                             781,574        3,673,398
UTStarcom, Inc. (a)(b)                                  121,700          845,815
                                                                  --------------
                                                                       9,567,303
                                                                  --------------
COMPUTERS & PERIPHERALS (2.9%)
Electronics for Imaging, Inc. (a)                       390,374       10,719,670
Imation Corp.                                           239,832       10,072,944
Komag, Inc. (a)(b)                                      424,952       17,864,982
                                                                  --------------
                                                                      38,657,596
                                                                  --------------
CONSTRUCTION & ENGINEERING (5.8%)
EMCOR Group, Inc. (a)                                   175,681        8,792,834
Perini Corp. (a)                                         49,837        1,496,605
V  Quanta Services, Inc. (a)(b)                       1,596,390       25,893,446
V  URS Corp. (a)                                        516,315       22,237,687
Washington Group International, Inc. (a)                322,013       17,907,143
                                                                  --------------
                                                                      76,327,715
                                                                  --------------
CONSUMER FINANCE (0.5%)
Advanta Corp. Class B                                   190,863        7,283,332
                                                                  --------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Financial Federal Corp. (b)                              26,789          760,808
Pico Holdings, Inc. (a)(b)                              122,386        4,010,589
                                                                  --------------
                                                                       4,771,397
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Talk America Holdings, Inc. (a)                         287,712        2,621,056
Time Warner Telecom, Inc. Class A (a)(b)                213,383        3,578,433
                                                                  --------------
                                                                       6,199,489
                                                                  --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 66   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (4.5%)
Cleco Corp.                                             458,219   $   10,309,928
El Paso Electric Co. (a)                                862,236       17,029,161
Sierra Pacific Resources (a)                          1,154,601       16,302,966
Westar Energy, Inc.                                     751,419       15,734,714
                                                                  --------------
                                                                      59,376,769
                                                                  --------------
ELECTRICAL EQUIPMENT (2.1%)
Acuity Brands, Inc.                                      15,526          640,913
Encore Wire Corp. (a)(b)                                144,942        6,077,418
General Cable Corp. (a)                                 198,022        6,251,555
LSI Industries, Inc.                                     30,990          517,843
Preformed Line Products Co.                               1,106           40,834
Regal-Beloit Corp.                                      291,983       13,623,927
                                                                  --------------
                                                                      27,152,490
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
Brightpoint, Inc. (a)(b)                                296,897        9,940,112
Checkpoint Systems, Inc. (a)                             45,093        1,188,201
Park Electrochemical Corp.                               37,704        1,167,693
Plexus Corp. (a)                                        114,628        4,993,196
Rofin-Sinar Technologies, Inc. (a)                       14,564          817,186
                                                                  --------------
                                                                      18,106,388
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (1.5%)
Helmerich & Payne, Inc.                                 128,057        9,314,866
Lufkin Industries, Inc.                                  19,221        1,231,297
SEACOR Holdings, Inc. (a)                                25,760        2,278,472
Veritas DGC, Inc. (a)                                   152,475        7,306,602
                                                                  --------------
                                                                      20,131,237
                                                                  --------------
FOOD & STAPLES RETAILING (1.9%)
Casey's General Stores, Inc.                             86,778        1,856,181
Great Atlantic & Pacific Tea Co. (The) (b)              126,421        3,426,009
Ingles Markets, Inc. Class A                            346,403        6,356,495
Performance Food Group Co. (a)(b)                       413,023       12,679,806
Smart & Final, Inc. (a)                                   7,267          123,176
Spartan Stores, Inc.                                      9,496          131,140
                                                                  --------------
                                                                      24,572,807
                                                                  --------------
FOOD PRODUCTS (2.3%)
Chiquita Brands International, Inc.                     843,495       13,681,489
Gold Kist, Inc. (a)                                     484,790        6,491,338
J&J Snack Foods Corp.                                     4,786          163,921
Seaboard Corp. (b)                                        6,420        9,899,640
                                                                  --------------
                                                                      30,236,388
                                                                  --------------
GAS UTILITIES (0.3%)
Energen Corp.                                            81,355        2,869,391
Southwest Gas Corp.                                      28,583          792,321
                                                                  --------------
                                                                       3,661,712
                                                                  --------------


                                                         SHARES            VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
Hologic, Inc. (a)                                       123,209   $    5,873,373
Viasys Healthcare, Inc. (a)                             365,421       10,626,443
Vital Signs, Inc.                                        12,290          610,813
                                                                  --------------
                                                                      17,110,629
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (3.4%)
American Dental Partners, Inc. (a)                       23,766          324,406
Kindred Healthcare, Inc. (a)                            616,502       14,956,339
Odyssey HealthCare, Inc. (a)(b)                          66,624        1,158,591
Res-Care, Inc. (a)                                       27,535          565,294
Sierra Health Services, Inc. (a)                        192,684        7,555,140
V  Sunrise Senior Living, Inc. (a)(b)                   547,391       20,362,945
                                                                  --------------
                                                                      44,922,715
                                                                  --------------
HEALTH CARE TECHNOLOGY (0.3%)
Per-Se Technologies, Inc. (a)                           129,514        3,619,916
                                                                  --------------

HOTELS, RESTAURANTS & LEISURE (2.9%)
O'Charley's, Inc. (a)                                    61,031        1,034,475
Papa John's International, Inc. (a)                     254,355        8,500,544
Six Flags, Inc. (a)(b)                                  929,155        8,557,518
V  Vail Resorts, Inc. (a)(b)                            523,914       19,699,166
                                                                  --------------
                                                                      37,791,703
                                                                  --------------
HOUSEHOLD DURABLES (1.2%)
American Greetings Corp. Class A (b)                     21,208          477,604
Avatar Holdings, Inc. (a)(b)                             19,148        1,169,368
California Coastal Communities, Inc. (a)(b)             182,084        6,677,020
National Presto Industries, Inc.                        117,219        7,068,306
                                                                  --------------
                                                                      15,392,298
                                                                  --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.1%)
Black Hills Corp.                                       494,384       17,995,578
Dynegy, Inc. Class A (a)(b)                           1,904,389        9,464,813
                                                                  --------------
                                                                      27,460,391
                                                                  --------------
INSURANCE (17.0%)
21st Century Insurance Group                             84,294        1,353,762
Alfa Corp.                                                5,781           97,352
American Equity Investment Life Holding Co. (b)         663,776        9,000,803
American Physicians Capital, Inc. (a)                   141,595        6,841,870
AmerUs Group Co. (b)                                    207,688       12,180,901
Argonaut Group, Inc. (a)                                469,049       16,369,810
Ceres Group, Inc. (a)                                    15,302           81,101
Delphi Financial Group, Inc. Class A                     47,186        2,472,075
Donegal Group, Inc. Class A                              21,501          398,849

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    67


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (CONTINUED)
FBL Financial Group, Inc. Class A                        71,469   $    2,404,932
FPIC Insurance Group, Inc. (a)                          111,943        4,472,123
Great American Financial Resources, Inc.                 10,589          226,181
Harleysville Group, Inc.                                 73,788        2,213,640
Horace Mann Educators Corp.                              77,145        1,343,094
Infinity Property & Casualty Corp.                       42,336        1,898,346
Kansas City Life Insurance Co.                           18,802          937,280
V  LandAmerica Financial Group, Inc. (b)                358,365       24,863,364
Midland Co. (The)                                        39,873        1,421,871
National Western Life Insurance Co. Class A              10,600        2,459,200
Navigators Group, Inc. (a)                               80,821        3,823,642
Odyssey Re Holdings Corp. (b)                            82,482        1,983,692
Ohio Casualty Corp.                                     625,212       18,537,536
Phoenix Cos., Inc. (The)                                786,226       11,942,773
Presidential Life Corp.                                  13,196          325,281
ProAssurance Corp. (a)                                   80,646        4,062,945
RLI Corp.                                               330,872       16,411,251
Safety Insurance Group, Inc.                            185,894        8,605,033
V  Selective Insurance Group, Inc. (b)                  370,392       20,616,019
State Auto Financial Corp.                               38,416        1,351,091
Stewart Information Services Corp. (b)                  203,897        8,808,350
United Fire & Casualty Co.                              521,377       15,610,027
USI Holdings Corp. (a)(b)                                26,124          397,085
V  Zenith National Insurance Corp.                      445,195       19,642,003
                                                                  --------------
                                                                     223,153,282
                                                                  --------------
INTERNET & CATALOG RETAIL (0.1%)
Systemax, Inc. (a)                                      122,940          899,921
                                                                  --------------

INTERNET SOFTWARE & SERVICES (0.0%)++
Internet Capital Group, Inc. (a)                         13,685          127,955
                                                                  --------------
IT SERVICES (0.4%)
Gartner, Inc. (a)                                        76,966        1,079,063
MAXIMUS, Inc.                                            26,429          920,786
SYKES Enterprises, Inc. (a)                             174,937        2,832,230
TALX Corp.                                               42,991        1,118,196
                                                                  --------------
                                                                       5,950,275
                                                                  --------------
MACHINERY (4.5%)
Barnes Group, Inc.                                       46,535        2,097,332
Circor International, Inc.                               73,866        2,238,140
EnPro Industries, Inc. (a)(b)                           389,807       14,376,082
Flowserve Corp. (a)                                     179,583       10,329,614


                                                         SHARES            VALUE
MACHINERY (CONTINUED)
Gehl Co. (a)                                             18,643   $      668,911
Lincoln Electric Holdings, Inc.                          30,639        1,679,324
Manitowoc Co.                                           133,866        6,638,415
NACCO Industries, Inc. Class A                          107,450       17,310,195
Trinity Industries, Inc.                                 52,107        3,308,795
                                                                  --------------
                                                                      58,646,808
                                                                  --------------
MARINE (0.1%)
Kirby Corp. (a)                                          19,946        1,470,020
                                                                  --------------

MEDIA (0.8%)
Carmike Cinemas, Inc. (b)                                15,974          394,718
Lin TV Corp. Class A (a)                                213,499        1,887,331
RCN Corp. (a)(b)                                        331,756        8,871,155
                                                                  --------------
                                                                      11,153,204
                                                                  --------------
METALS & MINING (4.3%)
A.M. Castle & Co.                                       166,919        6,025,776
Reliance Steel & Aluminum Co.                           158,218       14,073,491
V  Ryerson, Inc. (b)                                    730,472       21,461,267
Steel Technologies, Inc.                                 32,930          764,964
Titanium Metals Corp. (a)(b)                            200,920       14,395,918
                                                                  --------------
                                                                      56,721,416
                                                                  --------------
MULTILINE RETAIL (0.3%)
Bon-Ton Stores, Inc. (The) (b)                           26,680          759,580
Conn's, Inc. (a)(b)                                      83,885        2,866,350
                                                                  --------------
                                                                       3,625,930
                                                                  --------------
OIL, GAS & CONSUMABLE FUELS (7.5%)
Cabot Oil & Gas Corp.                                    23,249        1,145,246
Callon Petroleum Co. (a)                                615,987       12,713,972
Cimarex Energy Co.                                      202,735        8,707,468
Foundation Coal Holdings, Inc.                          104,563        5,301,344
Giant Industries, Inc. (a)                              199,555       14,344,013
Holly Corp. (b)                                         176,636       13,631,000
Overseas Shipholding Group, Inc.                        223,641       10,920,390
St. Mary Land & Exploration Co. (b)                     375,820       15,844,571
Swift Energy Co. (a)(b)                                 310,237       13,141,639
W&T Offshore, Inc. (b)                                   65,325        2,788,724
                                                                  --------------
                                                                      98,538,367
                                                                  --------------
PHARMACEUTICALS (0.1%)
Alpharma, Inc. Class A                                   62,615        1,643,644
                                                                  --------------

REAL ESTATE INVESTMENT TRUSTS (5.1%)
American Home Mortgage Investment Corp. (b)             489,715       17,002,905
Annaly Mortgage Management, Inc. (b)                     55,700          750,279
Commercial Net Lease Realty, Inc. (b)                   155,221        3,267,402

 68   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Corporate Office Properties Trust (b)                    37,258   $    1,546,207
Digital Realty Trust, Inc.                               37,716        1,063,591
EastGroup Properties, Inc.                                9,230          412,304
Equity One, Inc.                                         17,043          391,648
FelCor Lodging Trust, Inc.                              491,459       10,640,087
Gramercy Capital Corp.                                   64,316        1,596,966
Kilroy Realty Corp. (b)                                 121,966        8,698,615
LaSalle Hotel Properties                                359,797       15,733,923
Luminent Mortgage Capital, Inc.                         370,037        3,071,307
Maguire Properties, Inc.                                 25,521          866,693
Sunstone Hotel Investors, Inc.                           17,446          501,398
U-Store-It Trust                                         87,527        1,599,994
                                                                  --------------
                                                                      67,143,319
                                                                  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
Trammell Crow Co. (a)(b)                                189,631        7,382,335
                                                                  --------------
ROAD & RAIL (3.2%)
AMERCO (a)                                               63,381        6,619,512
Dollar Thrifty Automotive Group, Inc. (a)               210,885       10,265,882
Genesee & Wyoming, Inc. Class A (a)                      75,379        2,470,170
Kansas City Southern (a)(b)                             636,359       15,463,524
Laidlaw International, Inc.                             308,139        7,626,440
                                                                  --------------
                                                                      42,445,528
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Cohu, Inc.                                               81,739        1,568,571
Integrated Silicon Solutions, Inc. (a)                    1,280            8,461
MKS Instruments, Inc. (a)                                77,856        1,858,423
Silicon Storage Technology, Inc. (a)                    168,541          770,232
Zoran Corp. (a)                                         327,666        8,991,155
                                                                  --------------
                                                                      13,196,842
                                                                  --------------
SOFTWARE (2.1%)
Intergraph Corp. (a)                                    214,652        9,448,981
Pegasystems, Inc. (a)                                    11,975           95,201
THQ, Inc. (a)(b)                                        699,898       17,938,386
                                                                  --------------
                                                                      27,482,568
                                                                  --------------
SPECIALTY RETAIL (3.9%)
Asbury Automotive Group, Inc. (a)                        66,327        1,278,121
Charming Shoppes, Inc. (a)                              260,121        3,576,664
Lithia Motors, Inc. Class A                               7,443          252,243
V  Payless ShoeSource, Inc. (a)(b)                      968,782       22,252,923
Stage Stores, Inc.                                      299,147        9,351,335


                                                         SHARES            VALUE
SPECIALTY RETAIL (CONTINUED)
United Auto Group, Inc. (b)                             334,494   $   14,149,096
                                                                  --------------
                                                                      50,860,382
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Brown Shoe Co., Inc.                                    122,514        4,659,207
Perry Ellis International, Inc. (a)                      11,281          258,335
Phillips-Van Heusen Corp.                                46,151        1,855,270
Steven Madden, Ltd.                                      37,104        1,975,417
Stride Rite Corp.                                       127,268        1,783,025
                                                                  --------------
                                                                      10,531,254
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (2.1%)
Corus Bankshares, Inc. (b)                              124,523        8,335,570
Doral Financial Corp. (b)                             1,258,462        9,954,434
Federal Agricultural Mortgage Corp. Class C              26,715          768,591
FirstFed Financial Corp. (a)(b)                          78,563        4,940,827
Franklin Bank Corp. (a)                                  47,112          914,444
Ocwen Financial Corp. (a)                                 5,202           57,482
TierOne Corp.                                            70,455        2,399,697
                                                                  --------------
                                                                      27,371,045
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (1.8%)
V  GATX Corp. (b)                                       486,794       22,781,959
Huttig Building Products, Inc. (a)                      199,516        1,671,944
                                                                  --------------
                                                                      24,453,903
                                                                  --------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
SBA Communications Corp. Class A (a)                    162,710        4,087,275
                                                                  --------------
Total Common Stocks
  (Cost $1,163,838,594)                                            1,302,916,984
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (19.1%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (4.9%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (c)                            $ 3,616,028        3,616,028
Charta LLC
  4.919%, due 5/30/06 (c)                             3,616,028        3,616,028
Den Danske Bank
  4.773%, due 5/5/06 (c)                              7,232,056        7,232,056
Fairway Finance Corp.
  4.891%, due 5/22/06 (c)                             3,616,028        3,616,028
General Electric Capital Corp.
  5.001%, due 6/26/06 (c)                            10,848,083       10,848,083
Grampian Funding LLC
  4.785%, due 5/3/06 (c)                              3,424,780        3,424,780

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    69

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (c)                            $18,080,139   $   18,080,139
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (c)                             7,232,056        7,232,056
Liberty Street Funding Co.
  4.87%, due 5/18/06 (c)                              7,232,056        7,232,056
                                                                  --------------
Total Commercial Paper
  (Cost $64,897,254)                                                  64,897,254
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (4.4%)
BGI Institutional Money
  Market Fund (c)                                    57,206,101       57,206,101
                                                                  --------------
Total Investment Company
  (Cost $57,206,101)                                                  57,206,101
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (1.1%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $14,112,374
  (Collateralized by various bonds
  with a Principal Amount of
  $14,633,739 and Market Value
  of $14,523,566) (c)                               $14,106,520       14,106,520
                                                                  --------------
Total Repurchase Agreement
  (Cost $14,106,520)                                                  14,106,520
                                                                  --------------

TIME DEPOSITS (8.5%)
Abbey National PLC
  4.78%, due 5/9/06 (c)                               7,232,056        7,232,056
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (c)                             10,848,083       10,848,083
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (c)                             7,232,056        7,232,056
Bank of America
  4.77%, due 5/26/06 (c)(d)                          14,464,111       14,464,111
Bank of Montreal
  4.78%, due 5/8/06 (c)                               7,232,056        7,232,056

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
Bank of Nova Scotia
  4.78%, due 5/10/06 (c)                            $ 7,232,056   $    7,232,056
Barclays
  4.95%, due 6/20/06 (c)                              7,232,056        7,232,056
BNP Paribas
  4.80%, due 5/12/06 (c)                              5,424,041        5,424,041
Calyon
  4.955%, due 6/19/06 (c)                             7,232,056        7,232,056
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (c)                               5,424,041        5,424,041
Fortis Bank
  4.77%, due 5/9/06 (c)                              10,848,083       10,848,083
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (c)                              7,232,056        7,232,056
Societe Generale
  4.73%, due 5/9/06 (c)                               7,232,056        7,232,056
UBS AG
  4.77%, due 5/4/06 (c)                               7,232,056        7,232,056
                                                                  --------------
Total Time Deposits
  (Cost $112,096,863)                                                112,096,863
                                                                  --------------
U.S. GOVERNMENT (0.2%)
United States Treasury Bills
  4.53%, due 5/18/06 (e)                                500,000          498,931
  4.54%, due 5/18/06 (e)                              1,600,000        1,596,571
                                                                  --------------
Total U.S. Government
  (Cost $2,095,502)                                                    2,095,502
                                                                  --------------
Total Short-Term Investments
  (Cost $250,402,240)                                                250,402,240
                                                                  --------------
Total Investments
  (Cost $1,414,240,834) (f)                               118.2%   1,553,319,224(g)
Liabilities in Excess of
  Cash and Other Assets                                   (18.2)    (238,966,131)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,314,353,093
                                                    ===========   ==============

                                                    CONTRACTS            UNREALIZED
                                                         LONG      APPRECIATION (H)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
  Mini June 2006                                           29   $             4,318
                                                                -------------------
Total Futures Contracts
  (Settlement Value $1,903,737)                                 $             4,318
                                                                ===================

 70   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at
     April 30, 2006.
(e)  Segregated, partially segregated or designated as
     collateral for futures contracts.
(f)  The cost for federal income tax purposes is
     $1,417,883,616.
(g)  At April 30, 2006 net unrealized appreciation was
     $135,435,608, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $161,801,286 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $26,365,678.
(h)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     April 30, 2006.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    71

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,414,240,834) including
  $238,934,670 market value of securities
  loaned                                      $1,553,319,224
Cash                                              17,374,581
Receivables:
  Fund shares sold                                12,294,750
  Dividends and interest                             693,664
  Variation margin on futures contracts                5,135
Other assets                                         175,699
                                              --------------
    Total assets                               1,583,863,053
                                              --------------

LIABILITIES:
Securities lending collateral                    248,306,738
Payables:
  Investment securities purchased                 18,545,501
  Fund shares redeemed                             1,357,995
  Manager                                          1,027,595
  NYLIFE Distributors                                233,545
  Transfer agent                                      25,956
Accrued expenses                                      12,630
                                              --------------
    Total liabilities                            269,509,960
                                              --------------
Net assets                                    $1,314,353,093
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized:
  Class A                                     $      244,349
  Class B                                             24,782
  Class C                                             64,811
  Class I                                            315,840
Additional paid-in capital                     1,172,973,574
Accumulated undistributed net investment
  income                                             652,420
Accumulated undistributed net realized gain
  on investments and futures transactions            994,609
Net unrealized appreciation on investments
  and futures transactions                       139,082,708
                                              --------------
Net assets                                    $1,314,353,093
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  493,045,591
                                              ==============
Shares of capital stock outstanding               24,434,938
                                              ==============
Net asset value per share outstanding         $        20.18
Maximum sales charge (5.50% of offering
  price)                                                1.17
                                              --------------
Maximum offering price per share outstanding  $        21.35
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $   48,649,668
                                              ==============
Shares of capital stock outstanding                2,478,156
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        19.63
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  127,261,728
                                              ==============
Shares of capital stock outstanding                6,481,089
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        19.64
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  645,396,106
                                              ==============
Shares of capital stock outstanding               31,584,028
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        20.43
                                              ==============

 72   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $  6,244,647
  Interest                                           351,539
  Income from securities loaned--net                 230,164
                                                -------------
    Total income                                   6,826,350
                                                -------------
EXPENSES:
  Manager                                          4,550,743
  Distribution/Service--Class A                      412,018
  Service--Class B                                    56,843
  Service--Class C                                   103,969
  Distribution--Class B                              170,529
  Distribution--Class C                              311,906
  Transfer agent--Classes A, B and C                 327,430
  Transfer agent--Class I                             66,321
  Registration                                        50,599
  Professional                                        41,272
  Shareholder communication                           29,461
  Custodian                                           18,254
  Trustees                                            12,922
  Miscellaneous                                       21,663
                                                -------------
    Total expenses                                 6,173,930
                                                -------------
Net investment income                                652,420
                                                -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES:
Net realized gain on:
  Security transactions                            4,441,044
  Futures transactions                               220,617
                                                -------------
Net realized gain on investments and futures
  transactions                                     4,661,661
                                                -------------
Net change in unrealized appreciation on:
  Security transactions                          104,545,959
  Futures transactions                                 4,318
                                                -------------
Net change in unrealized appreciation on
  investments and futures contracts              104,550,277
                                                -------------
Net realized and unrealized gain on
  investments                                    109,211,938
                                                -------------
Net increase in net assets resulting from
  operations                                    $109,864,358
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    73

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                              2006            2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)       $      652,420   $    (887,774)
 Net realized gain on investments
  and futures transactions               4,661,661      61,067,318
 Net change in unrealized
  appreciation on investments and
  futures contracts                    104,550,277       2,629,815
                                    ------------------------------
 Net increase in net assets
  resulting from operations            109,864,358      62,809,359
                                    ------------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Class A                             (20,982,625)     (5,109,697)
   Class B                              (4,736,944)     (2,976,305)
   Class C                              (5,461,205)     (1,216,425)
   Class I                             (32,375,552)    (31,247,732)
                                    ------------------------------
 Total distributions to
  shareholders                         (63,556,326)    (40,550,159)
                                    ------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             315,499,509     186,567,392
   Class B                              14,494,238      32,762,708
   Class C                              75,955,991      44,287,573
   Class I                             344,893,093     156,616,407
 Net asset value of shares issued to shareholders
  in reinvestment of distributions:
   Class A                              15,882,439       3,678,131
   Class B                               4,538,963       2,891,437
   Class C                               2,891,829         864,881
   Class I                              31,213,755      29,358,441
                                    ------------------------------
                                       805,369,817     457,026,970
 Cost of shares redeemed:
   Class A                             (51,862,617)    (23,646,858)
   Class B                             (19,353,907)     (3,927,509)
   Class C                              (4,190,064)     (3,193,494)
   Class I                             (70,947,725)    (79,008,062)
                                    ------------------------------
                                      (146,354,313)   (109,775,923)
    Increase in net assets derived
     from capital share
     transactions                      659,015,504     347,251,047
                                    ------------------------------
    Net increase in net assets         705,323,536     369,510,247
NET ASSETS:
Beginning of period                    609,029,557     239,519,310
                                    ------------------------------
End of period                       $1,314,353,093   $ 609,029,557
                                    ==============================
Accumulated undistributed net
 investment income at end of
 period                             $      652,420   $          --
                                    ==============================

 74   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     75

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                         CLASS A
                                                       --------------------------------------------
                                                                                        JANUARY 2,
                                                       SIX MONTHS                         2004**
                                                         ENDED         YEAR ENDED         THROUGH
                                                       APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                                        2006***           2005             2004
Net asset value at beginning of period                  $  19.60        $  18.58          $ 16.78
                                                       ----------      -----------      -----------
Net investment income (loss)                                0.01(e)        (0.08)(e)        (0.09)(e)
Net realized and unrealized gain (loss) on
  investments                                               2.37            4.01             1.89
                                                       ----------      -----------      -----------
Total from investment operations                            2.38            3.93             1.80
                                                       ----------      -----------      -----------
Less dividends and distributions:
  From net investment income                                  --              --               --
  From net realized gain on investments                    (1.80)          (2.91)              --
                                                       ----------      -----------      -----------
Total dividends and distributions                          (1.80)          (2.91)              --
                                                       ----------      -----------      -----------
Net asset value at end of period                        $  20.18        $  19.60          $ 18.58
                                                       ==========      ===========      ===========
Total investment return (b)                                12.93%(c)       22.66%           10.73%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                              0.07%(f)++     (0.44%)          (0.36%)++
  Net expenses                                              1.43%++         1.66%            1.87%++#
  Expenses (before reimbursement)                           1.43%++         1.66%            1.87%++#
Portfolio turnover rate                                       56%            159%             132%
Net assets at end of period (in 000's)                  $493,046        $194,615          $24,621

                                                                              CLASS C
                                                       -----------------------------------------------------
                                                                                                DECEMBER 30,
                                                       SIX MONTHS                                  2002**
                                                         ENDED             YEAR ENDED             THROUGH
                                                       APRIL 30,           OCTOBER 31,          OCTOBER 31,
                                                        2006***         2005         2004           2003
Net asset value at beginning of period                  $  19.19       $ 18.37      $16.15         $11.46
                                                       ----------      -------      ------      ------------
Net investment income (loss)                               (0.07)(e)     (0.22)(e)  (0.25)(e)       (0.05)(e)
Net realized and unrealized gain (loss) on
  investments                                               2.32          3.95       3.28            4.74
                                                       ----------      -------      ------      ------------
Total from investment operations                            2.25          3.73       3.03            4.69
                                                       ----------      -------      ------      ------------
Less dividends and distributions:
  From net investment income                                  --            --         --              --
  From net realized gain on investments                    (1.80)        (2.91)     (0.81)             --
                                                       ----------      -------      ------      ------------
Total dividends and distributions                          (1.80)        (2.91)     (0.81)             --
                                                       ----------      -------      ------      ------------
Net asset value at end of period                        $  19.64       $ 19.19      $18.37         $16.15
                                                       ==========      =======      ======      ============
Total investment return (b)                                12.50%(c)     21.72%     19.29%          40.92%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                             (0.68%)(f)++   (1.19%)   (1.13%)         (0.47%)++
  Net expenses                                              2.18%++       2.41%      2.62%#          2.27%++#
  Expenses (before reimbursement)                           2.18%++       2.41%      2.62%#          2.34%++#
Portfolio turnover rate                                       56%          159%       132%            135%
Net assets at end of period (in 000's)                  $127,262       $48,316      $5,518         $    2

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Less than 0.01% of average net assets.
++   Annualized.
#    Includes transfer agent fees paid directly which amounted to 0.02%, 0.08%, 0.07% and 0.08%
     of average net assets for the years or periods ended October 31, 2004, October 31, 2003,
     October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended December
     31, 2000 and less than 0.01% of average net assets for the years indicated.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.
(e)  Per share data based on average shares outstanding during the period.
(f)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 76   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                     CLASS B
-------------------------------------------------
                                      JANUARY 2,
     SIX MONTHS                         2004**
       ENDED         YEAR ENDED         THROUGH
     APRIL 30,       OCTOBER 31,      OCTOBER 31,
      2006***           2005             2004
      $ 19.18          $ 18.38          $ 16.71
     ----------      -----------      -----------
        (0.07)(e)        (0.22)(e)        (0.19)(e)
         2.32             3.93             1.86
     ----------      -----------      -----------
         2.25             3.71             1.67
     ----------      -----------      -----------
           --               --               --
        (1.80)           (2.91)              --
     ----------      -----------      -----------
        (1.80)           (2.91)              --
     ----------      -----------      -----------
      $ 19.63          $ 19.18          $ 18.38
     ==========      ===========      ===========
        12.50%(c)        21.59%            9.99%(c)
        (0.72%)(f)++     (1.19%)          (1.12%)++
         2.18%++          2.41%            2.62%++#
         2.18%++          2.41%            2.62%++#
           56%             159%             132%
      $48,650          $48,496          $14,905

                                                   CLASS I
    -----------------------------------------------------------------------------------------------------
                                                                            JANUARY 1,
    SIX MONTHS                                                                 2001*
      ENDED                                                                   THROUGH         YEAR ENDED
    APRIL 30,                     YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
     2006***          2005          2004          2003          2002           2001              2000
     $  19.79       $  18.67      $  16.26      $  11.58      $  11.04       $  10.65          $  11.76
    ----------      --------      --------      --------      --------      -----------      ------------
         0.04(e)        0.01(e)       0.06(e)       0.07(e)       0.15           0.08             (0.00)(a)
         2.40           4.02          3.21          4.74          0.50           0.31             (1.11)
    ----------      --------      --------      --------      --------      -----------      ------------
         2.44           4.03          3.27          4.81          0.65           0.39             (1.11)
    ----------      --------      --------      --------      --------      -----------      ------------
           --             --         (0.05)        (0.13)        (0.11)            --                --
        (1.80)         (2.91)        (0.81)           --            --             --                --
    ----------      --------      --------      --------      --------      -----------      ------------
        (1.80)         (2.91)        (0.86)        (0.13)        (0.11)            --                --
    ----------      --------      --------      --------      --------      -----------      ------------
     $  20.43       $  19.79      $  18.67      $  16.26      $  11.58       $  11.04          $  10.65
    ==========      ========      ========      ========      ========      ===========      ============
        13.11%(c)      23.15%        20.72%        42.04%         5.84%          3.66%(c)         (9.44%)
         0.44%(f)++     0.06%         0.32%         0.53%         1.08%          0.70%++          (0.00%)+
         1.07%++        1.16%         1.18%#        1.27%#        1.26%#         1.23%(d)++#       1.21%#
         1.07%++        1.16%         1.18%#        1.34%#        1.27%#         1.23%(d)++#       1.21%#
           56%           159%          132%          135%          103%            77%              105%
     $645,396       $317,602      $194,476      $163,362      $111,181       $108,105          $157,630

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    77

MAINSTAY CASH RESERVES FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS I SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          1.95%   3.44%  1.88%   3.60%

7-DAY CURRENT YIELD: 4.34%
(PERFORMANCE GRAPH)

                                                                                                   AVERAGE LIPPER INSTITUTIONAL
                                                                MAINSTAY CASH RESERVES FUND             MONEY MARKET FUND
                                                                ---------------------------        ----------------------------
4/30/96                                                                    10000                              10000
                                                                           10509                              10523
                                                                           11071                              11095
                                                                           11628                              11661
                                                                           12235                              12281
                                                                           12976                              13035
                                                                           13330                              13393
                                                                           13493                              13571
                                                                           13581                              13678
                                                                           13771                              13889
4/30/06                                                                    14245                              14393

SWEEP SHARES CLASS SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          1.71%   2.94%  1.38%   3.06%

7-DAY CURRENT YIELD: 3.84%
(PERFORMANCE GRAPH)

                                                                                                   AVERAGE LIPPER INSTITUTIONAL
                                                                MAINSTAY CASH RESERVES FUND             MONEY MARKET FUND
                                                                ---------------------------        ----------------------------
4/30/96                                                                    10000                              10000
                                                                           10439                              10523
                                                                           10943                              11095
                                                                           11424                              11661
                                                                           11961                              12281
                                                                           12623                              13035
                                                                           12902                              13393
                                                                           12995                              13571
                                                                           13014                              13678
                                                                           13130                              13889
4/30/06                                                                    13517                              14393

                                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------------------------------------

Average Lipper institutional money market fund(2)         1.98%   3.51%  1.95%   3.71%

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fees, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .25%, and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (1/2/91) through 12/7/98, performance for the Sweep Shares Class shares (first offered 12/8/98) includes the performance of Class I shares.
1. As of 4/30/06, MainStay Cash Reserves Fund had an effective 7-day yield of 4.45% and a 7-day current yield of 4.34% for Class I shares and an effective 7-day yield of 3.93% and a 7-day current yield of 3.84% for Sweep Shares Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been 4.45% and 4.34% for Class I shares and 3.93% and 3.84% for Sweep Shares Class shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested. The average Lipper institutional money market fund is considered to be the Fund's broad-based securities-market index for comparison purposes.

 78   MainStay Cash Reserves Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                 ENDING ACCOUNT                           VALUE (BASED
                                                  VALUE (BASED                          ON HYPOTHETICAL
                                 BEGINNING         ON ACTUAL          EXPENSES           5% ANNUALIZED           EXPENSES
                                  ACCOUNT         RETURNS AND           PAID               RETURN AND              PAID
                                   VALUE           EXPENSES)           DURING           ACTUAL EXPENSES)          DURING
SHARE CLASS                       11/1/05           4/30/06           PERIOD(1)             4/30/06              PERIOD(1)

CLASS I SHARES                   $1,000.00         $1,019.50            $2.50              $1,022.50               $2.51
--------------------------------------------------------------------------------------------------------------------------

SWEEP SHARES                     $1,000.00         $1,017.10            $5.00              $1,020.00               $5.01
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class I and 1.00% for Sweep Shares Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                    www.mainstayfunds.com     79

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Commercial Paper                                                                  65.6
Corporate Bonds                                                                   19.6
Repurchase Agreement                                                               8.2
Certificate of Deposit                                                             1.9
Federal Agencies                                                                   2.7
Asset-Backed Securities                                                            1.4
Medium-Term Note                                                                   0.9
Liabilities in Excess of Cash and Other Assets                                    (0.3)

See Portfolio of Investments on page 82 for specific holdings within these categories.

 80   MainStay Cash Reserves Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Mark C. Boyce and David Clement, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY CASH RESERVES FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30, 2006?

For the seven-day period ended April 30, 2006, MainStay Cash Reserves Fund's Class I shares provided a current yield of 4.34% and an effective yield of 4.45%, while sweep Shares Class shares provided a current yield of 3.84% and an effective yield of 3.93%. For the six months ended April 30, 2006, Class I shares returned 1.95% and Sweep Shares Class shares returned 1.71%. Both share classes underperformed the 1.98% return of the average Lipper(1) institutional money market fund over the six-month period. Class I shares outperformed and Sweep Shares Class shares underperformed the 1.74% return of the average Lipper money market fund for the six months ended April 30, 2006.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the six months ended April 30, 2006, the Federal Reserve was determined to keep inflationary pressures in check. The Federal Open Market Committee raised the targeted federal funds rate four times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April, the federal funds target rate stood at 4.75%, its highest level since March 2001, when it was 5%.

During the period, the Fund maintained a targeted weighted average maturity range of 40 to 45 days, which was shorter than that of its peer group. Actual maturities ranged between 36 and 51 days. The Fund's shorter average maturity allowed it to benefit from rising short-term rates during the reporting period.

DID YOU TRY TO CAPITALIZE ON THE CHANGING YIELD CURVE DURING THE REPORTING
PERIOD?

The money market yield curve, measured as the difference between one-month LIBOR and 12-month LIBOR, maintained an upward slope during the reporting period.(2) Given this trend, we were able to pick up yield by opportunistically moving further along the curve.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

We continued to invest in corporate floating-rate securities from issuers such as Southtrust Bank, Suntrust Bank, and Caterpillar Financial Services. This allowed the Fund to benefit from higher short-term rates. As the period progressed and the one-year LIBOR rate increased, we opportunistically increased the Fund's weighting in the fixed-rate short corporate-bond sector. During the reporting period, we increased the Fund's exposure to such issuers as Pitney Bowes, Pan American Energy, Baltimore Gas & Electric, Marshall & Ilsley Bank, and Nike.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

In addition to the previously mentioned securities, other key investments included holdings in such issuers as Honeywell International, International Business Machines, Minnesota, Mining and Manufacturing, and General Electric. There were no significant sales during the reporting period.

WERE THERE ANY SHIFTS IN THE FUND'S SECTOR WEIGHTINGS?

We increased the Fund's exposure to the corporate bond sector through investments in both fixed- and floating-rate securities. We decreased the Fund's weighting in bank deposits, because we felt we could better utilize our bank exposure by investing in the floating-rate corporate debt of banks.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 78 for more information about Lipper Inc.
2. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     81

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (100.3%)+
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.4%)
Honda Auto Receivables Owner Trust
  Series 2005-6, Class A1
  4.512%, due 12/18/06                              $ 2,483,076   $  2,483,076
M&I Auto Loan Trust
  Series 2005-1, Class A1
  4.406%, due 11/20/06                                1,743,486      1,743,486
Nissan Auto Receivables Owner Trust
  Series 2006-A, Class A1
  4.663%, due 2/15/07                                 3,238,449      3,238,449
                                                                  ------------
                                                                     7,465,011
                                                                  ------------
CERTIFICATE OF DEPOSIT (1.9%)
SunTrust Banks, Inc.
  4.773%, due 10/2/06 (a)                            10,000,000     10,000,000
                                                                  ------------

COMMERCIAL PAPER (65.6%)
Abbott Laboratories
  4.75%, due 5/10/06 (b)                             10,000,000      9,988,125
ABN AMRO North America Finance, Inc.
  4.80%, due 5/15/06                                 10,000,000      9,981,333
Alcoa, Inc.
  4.94%, due 5/22/06                                 15,000,000     14,956,775
Barton Capital Corp.
  4.83%, due 6/5/06 (b)                              10,000,000      9,953,041
Becton Dickinson & Co.
  4.87%, due 5/30/06                                 10,000,000      9,960,770
Colgate-Palmolive Co.
  4.81%, due 5/23/06 (b)                             10,000,000      9,970,605
Countrywide Financial Corp.
  4.95%, due 5/26/06                                 15,000,000     14,948,438
CRC Funding LLC
  4.85%, due 6/7/06 (b)                              12,000,000     11,940,183
Edison Asset Securitization LLC
  4.70%, due 5/9/06 (b)                              10,000,000      9,989,556
Eli Lilly & Co.
  4.70%, due 5/2/06 (b)                              10,000,000      9,998,694
FPL Group Capital, Inc.
  4.78%, due 5/8/06 (b)                              10,000,000      9,990,706
Govco, Inc.
  4.87%, due 5/31/06 (b)                             15,000,000     14,939,125
Hershey Co. (The)
  4.72%, due 5/3/06 (b)                               5,000,000      4,998,689
  4.74%, due 5/3/06 (b)                               5,000,000      4,998,684
Kimberly-Clark Worldwide, Inc.
  4.70%, due 5/4/06 (b)                               5,000,000      4,998,042
  4.73%, due 5/15/06 (b)                              5,000,000      4,990,803

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Marshall & Ilsley Corp.
  4.82%, due 5/17/06                                $10,000,000   $  9,978,578
McGraw-Hill Cos., Inc. (The)
  4.72%, due 5/5/06                                  15,000,000     14,992,133
Minnesota Mining & Manufacturing Co.
  4.65%, due 5/18/06                                  7,750,000      7,732,982
Morgan Stanley
  4.82%, due 9/12/06 (a)                              5,000,000      5,000,000
  4.84%, due 5/8/06                                  10,000,000      9,990,589
National City Credit Corp.
  4.84%, due 5/22/06                                  5,000,000      4,985,883
National Rural Utilities Cooperative Finance Corp.
  4.89%, due 5/25/06                                 15,000,000     14,951,100
Pitney Bowes, Inc.
  4.73%, due 5/3/06                                  11,770,000     11,766,907
Private Export Funding Corp.
  4.80%, due 8/15/06 (b)                              5,000,000      4,929,333
Procter & Gamble Co.
  4.73%, due 5/2/06 (b)                              15,000,000     14,998,029
Siemens Capital Co. LLC
  4.70%, due 5/3/06                                  10,000,000      9,997,389
South Carolina Electric & Gas
  4.88%, due 5/17/06                                 10,000,000      9,978,311
Stanley Works (The)
  4.80%, due 5/31/06 (b)                              9,609,000      9,570,564
Three Pillars Funding Corp.
  4.85%, due 5/16/06 (b)                             10,000,000      9,979,791
Three Rivers Funding Corp.
  5.00%, due 7/26/06 (b)                             15,000,000     14,820,834
Windmill Funding I Corp.
  4.83%, due 6/2/06 (b)                              15,000,000     14,935,600
Wm. Wrigley Jr. Co.
  4.53%, due 5/22/06 (b)                             10,000,000      9,973,575
  4.88%, due 7/28/06 (b)                              4,500,000      4,446,320
World Omni Leasing, Inc.
  4.79%, due 5/12/06 (b)                             15,000,000     14,978,046
                                                                  ------------
                                                                   354,609,533
                                                                  ------------
CORPORATE BONDS (19.6%)
3M Co.
  5.645%, due 12/12/06 (b)(c)                         3,500,000      3,518,979
Abbott Laboratories
  5.625%, due 7/1/06                                  5,000,000      5,011,906
American Express Credit Corp.
  4.991%, due 12/15/06 (a)                           11,465,000     11,473,241

+ Percentages indicated are based on Fund net assets.

 82   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Baltimore Gas & Electric
  5.25%, due 12/15/06                               $ 3,385,000   $  3,389,890
Bottling Group LLC
  2.45%, due 10/16/06                                 5,080,000      5,027,918
Campbell Soup Co.
  5.50%, due 3/15/07                                  3,195,000      3,200,604
Caterpillar Financial Services Corp. Series F
  4.89%, due 9/8/06 (a)                               6,250,000      6,251,434
Fifth Third Bancorp
  2.70%, due 1/30/07                                  5,000,000      4,908,349
General Dynamics Corp.
  2.125%, due 5/15/06 (c)                             6,000,000      5,995,680
General Electric Capital Corp.
  4.86%, due 12/8/06 (a)                              3,000,000      3,000,888
Honeywell International, Inc.
  5.125%, due 11/1/06                                 1,500,000      1,502,444
International Business Machines Corp.
  4.875%, due 10/1/06                                 2,038,000      2,039,306
M&I Marshall & Ilsley Bank
  2.625%, due 2/9/07                                  2,000,000      1,962,563
Manufacturers & Traders Trust Co.
  4.918%, due 6/20/06 (a)                            10,000,000     10,000,443
National City Bank
  4.79%, due 7/7/06 (a)                              10,000,000      9,999,814
National Rural Utilities Cooperative Finance Corp.
  6.00%, due 5/15/06                                  5,000,000      5,003,973
Nike, Inc.
  5.50%, due 8/15/06                                  4,425,000      4,433,517
Pan American Energy LLC
  6.75%, due 2/1/07                                   3,000,000      3,043,855
Pitney Bowes, Inc.
  5.875%, due 5/1/06                                  4,850,000      4,849,757
SouthTrust Bank
  4.85%, due 6/1/06 (a)                              10,000,000     10,000,273
State Street Bank & Trust Co.
  4.82%, due 12/11/06 (a)                             1,175,000      1,175,000
                                                                  ------------
                                                                   105,789,834
                                                                  ------------

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
FEDERAL AGENCIES (2.7%)
Federal Agricultural Mortgage Corp.
  5.35%, due 7/26/06                                $ 5,000,000   $  5,014,726
Federal Home Loan Bank
  3.25%, due 8/11/06                                  5,000,000      4,989,444
  3.625%, due 6/8/06                                  4,595,000      4,593,950
                                                                  ------------
                                                                    14,598,120
                                                                  ------------
MEDIUM-TERM NOTE (0.9%)
Bank of America N.A.
  4.815%, due 2/23/07 (a)                             5,000,000      5,000,000
                                                                  ------------

REPURCHASE AGREEMENT (8.2%)
Citibank
  4.77%, dated 4/28/06
  due 5/1/06 Proceeds at Maturity $44,332,615
  (Collateralized by various bonds with a
  Principal Amount of
  $46,260,000 and a Market Value
  of $45,201,943)                                                   44,315,000
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $541,777,498) (d)                       100.3%   541,777,498
Liabilities in Excess of
  Cash and Other Assets                                    (0.3)    (1,657,493)
                                                    -----------   ------------
Net Assets                                                100.0%  $540,120,005
                                                    ===========   ============

(a)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(b)  May be sold to institutional investors only.
(c) Illiquid security. The total market value of this security at April 30, 2006 is $9,514,659, which represents 1.8% of the Fund's net assets.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    83

The table below sets forth the diversification of Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST              PERCENT+
Aerospace/Defense                                     $5,995,680                   1.1%
Athletic Footwear                                      4,433,517                   0.8
Automobile--Sequential                                 7,465,011                   1.4
Beverages--Non-Alcoholic                               5,027,918                   0.9
Commercial Banks--Central U.S.                        31,940,955                   5.9
Commercial Banks--Eastern U.S.                        11,175,443                   2.1
Commercial Banks--Southern U.S.                       10,000,273                   1.9
Computers                                              2,039,306                   0.4
Cosmetics & Toiletries                                34,957,479                   6.5
Diversified Financial Services                         3,000,888                   0.5
Diversified Manufacturing Operations                  22,751,794                   4.2
Electric--Integrated                                  23,358,907                   4.3
Finance--Commercial                                   11,237,317                   2.1
Finance--Credit Card                                  11,473,241                   2.1
Finance--Investment Banker/Broker                     14,990,589                   2.8
Finance--Mortgage Loan/Banker                         14,948,438                   2.8
Finance--Other Services                               34,865,738                   6.4
Finance--Receivables                                 101,536,177                  18.8
Food--Confectionery                                   24,417,268                   4.5
Food--Miscellaneous/Diversified                        3,200,604                   0.6
Medical--Drugs                                        24,998,725                   4.6
Medical Products                                       9,960,770                   1.8
Metal--Aluminum                                       14,956,775                   2.8
Multimedia                                            14,992,133                   2.8
Office Automation & Equipment                         16,616,664                   3.1
Oil & Gas Drilling                                     3,043,855                   0.6
Sovereign                                             44,315,000                   8.2
Sovereign Agency                                      14,598,120                   2.7
Super-Regional Banks--U.S.                             9,908,349                   1.8
Tools--Hand Held                                       9,570,564                   1.8
                                                    ------------   -------------------
                                                     541,777,498                 100.3
Liabilities in Excess of
  Cash and Other Assets                               (1,657,493)                 (0.3)
                                                    ------------   -------------------
Net Assets                                          $540,120,005                 100.0%
                                                    ============   ===================

+    Percentages indicated are based on Fund net assets.

 84   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (amortized cost $541,777,498)                 $541,777,498
Cash                                                      13
Receivables:
  Interest                                         1,250,198
  Fund shares sold                                 1,223,343
Other assets                                          41,718
                                                -------------
    Total assets                                 544,292,770
                                                -------------
LIABILITIES:
Payables:
  Fund shares redeemed                             3,722,102
  Manager                                            251,237
  NYLIFE Distributors                                122,053
  Transfer agent                                      17,560
  Custodian                                           16,318
  Directors                                            2,330
Accrued expenses                                      31,337
Dividends payable                                      9,828
                                                -------------
    Total liabilities                              4,172,765
                                                -------------
Net assets                                      $540,120,005
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  8 billion shares authorized:
  Class I                                            241,750
  Sweep Shares Class                                 298,371
Additional paid-in capital                       539,583,381
Accumulated net realized loss on investments          (3,497)
                                                -------------
Net assets                                      $540,120,005
                                                =============
CLASS I
Net assets applicable to outstanding shares     $241,734,914
                                                =============
Shares of capital stock outstanding              241,749,891
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============
SWEEP SHARES CLASS
Net assets applicable to outstanding shares     $298,385,091
                                                =============
Shares of capital stock outstanding              298,371,449
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    85

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $11,486,270
                                                 ------------
EXPENSES:
  Manager                                          1,166,561
  Distribution--Sweep Shares Class                   358,204
  Service--Sweep Shares Class                        358,204
  Shareholder communication                           62,233
  Professional                                        42,933
  Registration                                        21,122
  Transfer agent--Class I                              8,541
  Transfer agent--Sweep Shares Class                  10,399
  Directors                                           18,300
  Custodian                                           12,149
  Miscellaneous                                       17,126
                                                 ------------
    Total expenses before reimbursement            2,075,772
  Expense reimbursement from Manager                 (57,453)
                                                 ------------
    Net expenses                                   2,018,319
                                                 ------------
Net investment income                              9,467,951
                                                 ------------
Net increase in net assets resulting from
  operations                                     $ 9,467,951
                                                 ============

 86   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                              2006            2005
INCREASE (DECREASE) IN NET ASSETS:

Operations:
 Net investment income               $   9,467,951   $  10,727,700
 Net realized loss on investments               --            (789)
                                     -----------------------------
 Net increase in net assets
  resulting from operations              9,467,951      10,726,911
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Class I                              (4,565,740)     (5,645,755)
   Sweep Shares Class                   (4,902,211)     (5,081,945)
                                     -----------------------------
 Total dividends to shareholders        (9,467,951)    (10,727,700)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class I                             317,375,541     625,554,688
   Sweep Shares Class                  107,403,233     283,632,518
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class I                               4,518,192       5,645,755
   Sweep Shares Class                    4,902,077       5,081,945
                                     -----------------------------
                                       434,199,043     919,914,906

 Cost of shares redeemed:
   Class I                            (312,345,935)   (645,555,155)
   Sweep Shares Class                  (84,958,765)   (278,489,784)
                                     -----------------------------
                                      (397,304,700)   (924,044,939)
    Increase (decrease) in net
     assets derived from capital
     share transactions                 36,894,343      (4,130,033)
                                     -----------------------------
    Net increase (decrease) in net
     assets                             36,894,343      (4,130,822)

NET ASSETS:
Beginning of period                    503,225,662     507,356,484
                                     -----------------------------
End of period                        $ 540,120,005   $ 503,225,662
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    87

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                   CLASS I
                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                               APRIL 30,                               YEAR ENDED OCTOBER 31,
                                                 2006*              2005          2004          2003          2002          2001
Net asset value at beginning of period          $   1.00          $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ----------------      --------      --------      --------      --------      --------
Net investment income                               0.02              0.02          0.01          0.01          0.02          0.04
Net realized and unrealized gain (loss) on
  investments                                         --             (0.00)(a)      0.00 (a)      0.00 (a)      0.00 (a)        --
                                            ----------------      --------      --------      --------      --------      --------
Total from investment operations                    0.02              0.02          0.01          0.01          0.02          0.04
                                            ----------------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                       (0.02)            (0.02)        (0.01)        (0.01)        (0.02)        (0.04)
  From net realized gain on investments               --                --         (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                            ----------------      --------      --------      --------      --------      --------
Total dividends and distributions                  (0.02)            (0.02)        (0.01)        (0.01)        (0.02)        (0.04)
                                            ----------------      --------      --------      --------      --------      --------
Net asset value at end of period                $   1.00          $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ================      ========      ========      ========      ========      ========
Total investment return                             1.95%(b)          2.42%         0.77%         0.83%         1.65%         4.67%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                           3.89%+            2.40%         0.77%         0.84%         1.61%         4.50%
    Net expenses                                    0.50%+            0.50%         0.50%         0.50%         0.50%         0.50%
    Expenses (before reimbursement)                 0.52%+            0.59%         0.60%         0.60%         0.62%         0.61%
Net assets at end of period (in 000's)          $241,735          $232,187      $246,542      $221,058      $329,921      $199,495

*    Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

 88   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           SWEEP SHARES CLASS
---------------------------------------------------------------------------------------------------------
    SIX MONTHS ENDED
       APRIL 30,                                        YEAR ENDED OCTOBER 31,
         2006*                 2005             2004             2003             2002             2001
        $   1.00             $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
    ----------------         --------         --------         --------         --------         --------
            0.02                 0.02             0.00 (a)         0.00 (a)         0.01             0.04
              --                (0.00)(a)         0.00 (a)         0.00 (a)         0.00 (a)           --
    ----------------         --------         --------         --------         --------         --------
            0.02                 0.02             0.00 (a)         0.00 (a)         0.01             0.04
    ----------------         --------         --------         --------         --------         --------
           (0.02)               (0.02)           (0.00)(a)        (0.00)(a)        (0.01)           (0.04)
              --                   --            (0.00)(a)        (0.00)(a)        (0.00)(a)           --
    ----------------         --------         --------         --------         --------         --------
           (0.02)               (0.02)           (0.00)(a)        (0.00)(a)        (0.01)           (0.04)
    ----------------         --------         --------         --------         --------         --------
        $   1.00             $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
    ================         ========         ========         ========         ========         ========
            1.71%(b)             1.91%            0.27%            0.33%            1.14%            4.15%
            3.39%+               1.90%            0.27%            0.34%            1.11%            4.00%
            1.00%+               1.00%            1.00%            1.00%            1.00%            1.00%
            1.02%+               1.09%            1.10%            1.10%            1.12%            1.11%
        $298,385             $271,039         $260,814         $272,856         $291,312         $285,034

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    89

MAINSTAY FLOATING RATE FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH, IF SHOWN, WOULD LOWER PERFORMANCE.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
With sales charges       -0.31%   1.67%    2.59%
Excluding sales charges   2.78    4.81     4.17

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                          CREDIT SUISSE
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                      9700                              10000
                                                                           10042                              10505
4/30/06                                                                    10525                              11200

CLASS B SHARES--MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
With sales charges       -0.50%   1.14%    2.47%
Excluding sales charges   2.50    4.13     3.44

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                          CREDIT SUISSE
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                     10000                              10000
                                                                           10076                              10505
4/30/06                                                                    10501                              11200

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
With sales charges        1.50%   3.13%    3.44%
Excluding sales charges   2.50    4.13     3.44

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                           CREDIT SUISSE
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                     10000                              10000
                                                                           10175                              10505
4/30/06                                                                    10700                              11200

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 3.00% if redeemed within the first four years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/ Trustees.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 90   MainStay Floating Rate Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
                          3.01%   5.18%    4.48%

(PERFORMANCE GRAPH)

                                                                                                          CREDIT SUISSE
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                     10000                              10000
                                                                           10379                              10505
4/30/06                                                                    10916                              11200

                                                          SIX     ONE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   INCEPTION

Credit Suisse(TM) Leveraged Loan Index(1)                 3.45%   6.62%    5.83%
Average Lipper loan participation fund(2)                 3.03    5.49     4.47

1. The Credit Suisse(TM) Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse(TM) Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     91

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                    ENDING ACCOUNT                         VALUE (BASED
                                                     VALUE (BASED                        ON HYPOTHETICAL
                                    BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                     ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                      VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                          11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,028.00            $4.93            $1,020.10             $4.91
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,025.35            $8.69            $1,016.35             $8.65
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,025.35            $8.69            $1,016.35             $8.65
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,030.35            $3.67            $1,021.35             $3.66
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.98% for Class A, 1.73% for Class B and Class C, and 0.73% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 92   MainStay Floating Rate Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Floating Rate Loans                                                              85.8
Short-Term Investments                                                           11.3
Foreign Floating Rate Loans                                                       2.1
Cash and Other Assets Less Liabilities                                            0.3
Corporate Bond                                                                    0.4
Foreign Corporate Bond                                                            0.1

See Portfolio of Investments on page 95 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Jean Coutu Group (PJC), Inc. (The) Term Loan B,
     7.625%, due 7/30/11
 2. Lifepoint Hospitals, Inc. Term Loan B, 6.185%, due 4/15/12
 3.  Huntsman International LLC Term B Dollar
     Facility, 6.679%, due 8/16/12
 4.  Neiman Marcus Group, Inc. (The) Term Loan B,
     7.34%, due 4/6/13
 5.  General Growth Properties, Inc Tranche A1 Term
     Loan, 6.20%, due 2/24/10
 6.  DaVita, Inc. Term Loan B, 6.946%, due 10/5/12
 7.  Vanguard Health Holding Co., LLC Replacement
     Term Loan, 6.95%, due 9/23/11
 8.  Alliance Imaging, Inc. Tranche C1 Term Loan,
     7.563%, due 12/29/11
 9. Constellation Brands, Inc. Term Loan B, 6.361%, due 11/30/11
10. JohnsonDiversey, Inc. New Term Loan B, 7.207%, due 12/16/11

                                                    www.mainstayfunds.com     93

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Anthony Malloy and Robert Dial of New York Life Investment Management LLC

HOW DID MAINSTAY FLOATING RATE FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS FOR THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Floating Rate Fund returned 2.78% for Class A shares and 2.50% for Class B and Class C shares for the six months ended April 30, 2006. Over the same period, Class I shares returned 3.01%. All share classes underperformed the 3.45% return of the Credit Suisse Leveraged Loan Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. All share classes also underperformed the 3.03% return of the average Lipper(2) loan participation fund for the six months ended April 30, 2006.

WHAT FACTORS ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?

There were several. First, the Fund incurs fees and expenses that a tracking index does not. Second, we maintained a cash position of 10% to 20% for daily liquidity. Third, although the Fund enjoyed significant inflows, there is a lag associated with the longer-settlement nature of the loan asset class. Fourth, unlike the Index, which tracks assets at new issue prices, the Fund must amortize premiums paid for assets purchased in the secondary market. Finally, the Fund maintains a conservative orientation and remains significantly underweighted in CCC-rated loans.(3)

WHAT ARE SOME OF THE CHARACTERISTICS OF THE LOANS IN THE FUND?

The Fund invests in floating-rate loans that have an effective duration of less than three months.
The floating-rate loans may have final maturities of seven to nine years, but the loans' underlying interest-rate contracts, which are typically pegged to LIBOR,(4) may reset every 30, 60, 90, or 180 days. The weighted average reset figure for the Fund on April 30, 2006, was 51 days. This means that in the event that short-term interest rates increase, the Fund "catches up" within 51 days and thus increases the yield it pays to investors.

WHAT MAJOR FACTORS INFLUENCED YOUR DECISION-MAKING FOR THE FUND DURING THE REPORTING PERIOD?

Continued Federal Reserve tightening has helped push net yields higher. The rising interest-rate environment and corresponding increases in Fund yields have resulted in significant inflows. Primary-issuance volume in the loan market has been modest and charac terized by inconsistent credit quality, and secondary issues have traded at historically rich prices.

WHAT WERE THE FUND'S LARGEST INDUSTRY CONCENTRATIONS, AND HOW DID THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF THE BENCHMARK?

As of April 30, 2006, the largest industry concentrations in the Fund (on a par-value basis) were health care, chemicals, and diversified media. Among these concentrated positions, the Fund was overweighted relative to the Credit Suisse Leveraged Loan Index in health care and chemicals and approximately market-weighted in diversified media. As of April 30, 2006, the Fund was significantly underweighted relative to the Index in unrated loans and loans rated CCC or below.

Floating-rate funds are generally considered to have speculative characteristics that involve default risk of principal and interest, collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. The Fund may invest in foreign securities. U.S. dollar denominated securities of foreign issuers may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 91 for more information on the Credit Suisse Leveraged Loan Index.
2. See footnote on page 91 for more information on Lipper Inc.
3. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commit ment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. London interbank offer rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate, and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 94   MainStay Floating Rate Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM INVESTMENTS (88.4%)+
CORPORATE BOND (0.4%)
------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
Qwest Corp.
  8.16%, due 6/15/13 (a)                            $ 3,000,000   $  3,266,250
                                                                  ------------
Total Corporate Bond
  (Cost $3,006,851)                                                  3,266,250
                                                                  ------------

FOREIGN CORPORATE BOND (0.1%)
------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.1%)
Intelsat Sub Holding Co., Ltd.
  9.61%, due 1/15/12 (a)                              1,000,000      1,015,000
                                                                  ------------
Total Foreign Corporate Bond
  (Cost $1,000,000)                                                  1,015,000
                                                                  ------------

FLOATING RATE LOANS (85.8%) (b)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
Axletech International Holdings, Inc.
  2nd Lien Term Loan
  11.52%, due 4/21/13                                 1,000,000      1,005,833
  Tranche B Term Loan
  7.012%, due 10/21/12                                1,914,286      1,938,214
Hexcel Corp.
  Tranche B Term Loan
  6.725%, due 3/1/12                                  5,143,643      5,188,650
Transdigm, Inc.
  Term Loan C
  7.151%, due 7/22/10                                 2,447,550      2,476,615
Vought Aircraft Industries, Inc.
  Term Loan
  7.50%, due 12/22/11                                 4,447,059      4,477,632
  Tranche B L/C
  7.329%, due 12/22/10                                  560,000        565,366
                                                                  ------------
                                                                    15,652,310
                                                                  ------------
AUTOMOBILE (3.0%)
Accuride Corp.
  Term Loan
  7.188%, due 1/31/12                                 3,015,454      3,047,117
Dayco Products LLC
  Term Loan B
  7.966%, due 6/21/11                                 2,936,982      2,968,188
Goodyear Tire & Rubber Co. (The)
  Second Lien Term Loan
  7.954%, due 4/30/10                                 4,250,000      4,306,665
HLI Operating Co., Inc.
  2nd Lien Term Loan C
  10.623%, due 6/3/10                                 1,000,000        985,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
AUTOMOBILE (CONTINUED)
  Term Loan B
  8.356%, due 6/3/09                                $ 1,555,759   $  1,561,872
Key Automotive Group
  Term Loan B
  10.572%, due 6/29/10                                2,809,962      2,824,012
  Term Loan C
  7.821%, due 6/29/11                                 1,732,000      1,697,360
Plastech Engineered Products, Inc.
  2nd Lien Term Loan
  12.577%, due 3/31/11                                1,000,000        916,250
Safelite Glass Corp.
  Term Loan A
  8.96%, due 9/30/07                                    201,717        198,187
  Term Loan B
  9.46%, due 9/30/07                                    574,011        563,966
TRW Automotive, Inc.
  Tranche B Term Loan
  6.25%, due 6/30/12                                  1,975,000      1,978,292
  Tranche B2 Term Loan
  6.125%, due 6/30/12                                 1,995,000      1,997,494
  Tranche E Term Loan
  6.125%, due 10/31/10                                1,975,000      1,979,938
United Components, Inc.
  Term Loan C
  7.22%, due 6/30/10                                  1,048,833      1,052,111
                                                                  ------------
                                                                    26,076,452
                                                                  ------------
BEVERAGE, FOOD & TOBACCO (5.9%)
American Seafoods Group LLC
  Term Loan A
  6.729%, due 9/30/11                                 3,719,502      3,761,346
  Tranche B-1 Term Loan
  6.729%, due 9/28/12                                   331,483        335,212
  Tranche B2 Term Loan
  6.858%, due 9/30/12                                   181,717        183,762
BF Bolthouse Holdco LLC
  First Lien Term Loan
  7.37%, due 12/17/12                                 1,645,875      1,670,563
  Second Lien Term Loan
  10.37%, due 12/16/13                                  330,000        338,250

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    95

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
BEVERAGE, FOOD & TOBACCO (CONTINUED)
Chiquita Brands LLC
  Term Loan B
  7.00%, due 6/28/12                                $   735,778   $    738,231
  Term Loan C
  7.00%, due 6/28/12                                  1,989,975      2,007,387
Commonwealth Brands, Inc.
  New Term Loan
  7.00%, due 12/22/12                                 5,676,875      5,743,578
V  Constellation Brands, Inc.
  Term Loan B
  6.361%, due 11/30/11                                6,751,458      6,790,279
Culligan International Co.
  Term Loan
  7.401%, due 9/30/11                                 2,453,316      2,485,005
Dole Food Co., Inc.
  Credit Link Deposit
  6.67%, due 4/12/13                                    651,163        651,163
  Tranche B Term Loan
  6.808%, due 4/12/13                                 1,465,116      1,465,116
  Tranche C Term Loan
  6.724%, due 4/12/13                                 4,883,721      4,883,721
Dr. Pepper/Seven Up Bottling Group, Inc.
  Tranche B Term Loan
  6.929%, due 12/19/10                                4,256,361      4,277,642
Michael Foods, Inc.
  Term Loan B
  6.698%, due 11/21/10                                2,464,429      2,490,101
Nellson Nutraceutical, Inc.
  First Lien Term Loan
  7.829%, due 10/4/09                                   911,541        824,716
OSI Group LLC
  Dutch Term Loan
  6.97%, due 9/2/11                                   1,094,444      1,105,845
  German Term Loan
  6.97%, due 9/2/11                                     875,556        884,676
  U.S. Term Loan
  6.97%, due 9/2/11                                   1,970,000      1,990,521
Pinnacle Foods Holdings Corp.
  Term Loan
  8.236%, due 11/25/10                                5,368,407      5,444,907
Reddy Ice Group, Inc.
  Term Loan
  6.795%, due 8/12/12                                 3,000,000      3,022,500
                                                                  ------------
                                                                    51,094,521
                                                                  ------------
BROADCASTING & ENTERTAINMENT (6.1%)
Atlantic Broadband Finance LLC
  Term Loan B
  7.62%, due 9/1/11                                   3,000,000      3,043,125

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BROADCASTING & ENTERTAINMENT (CONTINUED)
Bragg Communications, Inc.
  Term Loan B
  6.81%, due 8/31/11                                $ 2,955,000   $  2,991,938
CSC Holdings, Inc.
  Incremental Term Loan B
  6.664%, due 3/29/13                                 4,000,000      4,016,456
DirectTV Holdings LLC
  Term Loan B
  6.423%, due 4/13/13                                 4,333,333      4,365,833
Emmis Operating Co.
  Term Loan B
  6.724%, due 11/10/11                                1,294,104      1,300,777
Entravision Communications Corp.
  Term Loan
  6.49%, due 3/29/13                                  2,487,500      2,502,529
Gray Television, Inc.
  Incremental Term Loan
  6.48%, due 11/22/12                                   498,750        501,368
  Term Loan B
  6.49%, due 11/22/12                                 3,963,115      3,983,922
Insight Midwest Holdings LLC
  Term Loan C
  7.00%, due 12/31/09                                 4,944,633      4,996,887
Mediacom Broadband Group
  (FKA MCC Iowa)
  Term Loan A
  6.007%, due 3/31/10                                 2,598,214      2,592,184
  Term Loan C
  6.786%, due 2/1/14                                  1,939,603      1,946,574
Nexstar Broadcasting, Inc.
  Mission Term Loan B
  6.729%, due 10/1/12                                 3,388,325      3,399,619
  Nexstar Term Loan B
  6.729%, due 10/1/12                                 3,370,273      3,381,506
Olympus Cable Holdings, LLC
  Term Loan B
  9.75%, due 9/30/10                                  3,000,000      2,932,500
Rainbow National Services LLC
  Term Loan B
  7.563%, due 3/31/12                                   990,000      1,000,519
Raycom TV Broadcasting, Inc.
  Tranche B Term Loan
  6.50%, due 8/28/13                                  3,989,615      3,999,589
UPC Broadband Holding B.V.
  Term Loan F2
  7.83%, due 12/31/11                                 4,000,000      4,006,000
  Term Loan H2
  7.33%, due 9/30/12                                  2,000,000      2,008,334
                                                                  ------------
                                                                    52,969,660
                                                                  ------------

 96   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
BUILDINGS & REAL ESTATE (3.5%)
CB Richard Ellis Services, Inc.
  Term Loan
  6.752%, due 3/31/10                               $ 4,095,899   $  4,126,618
Gables GP, Inc.
  Term Loan
  6.59%, due 9/30/06                                  1,378,421      1,382,606
V  General Growth Properties, Inc
  Tranche A1 Term Loan
  6.20%, due 2/24/10                                  7,250,000      7,230,867
LNR Property Corp.
  Term Loan B
  7.831%, due 2/3/08                                  2,734,817      2,754,045
Macerich Partnership, L.P.
  Term Loan
  6.375%, due 4/26/10                                 5,000,000      5,018,750
Maguire Properties, L.P.
  Term Loan B
  6.599%, due 3/15/10                                 5,746,185      5,773,479
Stile Acquisition Corp.
  Canadian Term Loan
  7.106%, due 4/6/13                                  1,978,315      1,962,526
  U.S. Term Loan
  7.106%, due 4/6/13                                  1,981,685      1,965,869
                                                                  ------------
                                                                    30,214,760
                                                                  ------------
CARGO TRANSPORT (0.8%)
Performance Transportation Services
  Credit Link Deposit
  4.879%, due 1/31/10                                   330,224        317,015
  DIP Revolver Credit Linked Deposit
  4.879%, due 1/27/07                                   115,393        115,393
  New Term Loan
  10.06%, due 1/27/07                                   345,545        345,545
  Synthetic Letter of Credit
  4.427%, due 2/12/07                                   231,405        231,405
  Term Loan
  10.86%, due 1/31/12                                   494,697        474,909
RailAmerica, Inc.
  CAD Term Loan
  7.063%, due 9/29/11                                   384,607        389,414
  U.S. Term Loan
  7.063%, due 9/29/11                                 4,188,498      4,240,855
SIRVA Worldwide, Inc.
  Term Loan
  9.497%, due 12/1/10                                   720,848        718,145
                                                                  ------------
                                                                     6,832,681
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CHEMICALS, PLASTICS AND RUBBER (6.4%)
Basell AF S.A.R.L
  Facility B2 US
  7.31%, due 8/1/13                                 $ 1,416,667   $  1,436,737
  Facility B4 US
  7.31%, due 8/1/13                                     283,333        287,347
  Facility C2 US
  8.00%, due 8/1/14                                   1,416,667      1,436,737
  Facility C4 US
  8.00%, due 8/1/14                                     283,333        287,347
Celanese AG
  Credit Link Deposit
  4.838%, due 4/6/09                                  2,000,000      2,035,000
  Dollar Term Loan
  6.979%, due 4/6/11                                  5,885,192      5,970,527
Covalence Specialty Materials Corp.
  1st Lien Term Loan
  6.688%, due 2/18/13                                 2,914,286      2,939,786
  2nd Lien Term Loan
  8.151%, due 8/16/13                                 2,000,000      2,038,126
Gentek, Inc.
  1st Lien Term Loan
  7.062%, due 2/28/11                                 2,817,769      2,827,457
Hercules, Inc.
  Term Loan B
  6.526%, due 10/8/10                                 4,485,404      4,517,645
V  Huntsman International LLC
  Term B Dollar Facility
  6.679%, due 8/16/12                                 7,233,084      7,270,378
INEOS Group Holdings, Ltd.
  Tranche A4 Term Loan
  7.339%, due 12/17/12                                3,500,000      3,535,000
  Tranche B2 Term Loan
  7.339%, due 12/16/13                                2,000,000      2,027,816
  Tranche C2 Term Loan
  7.839%, due 12/16/14                                2,000,000      2,027,816
ISP Chemco, Inc.
  Term Loan
  6.50%, due 2/15/03                                  5,000,000      5,039,065
Kraton Polymers LLC
  Term Loan
  7.49%, due 12/23/10                                 1,091,636      1,091,636
Nalco Co.
  Term Loan B
  6.566%, due 11/4/10                                 3,694,385      3,733,892
Polymer Group, Inc.
  Term Loan
  7.215%, due 11/22/12                                2,493,750      2,529,079

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    97

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
CHEMICALS, PLASTICS AND RUBBER (CONTINUED)
Rockwood Specialties Group, Inc.
  Tranche E Term Loan
  7.126%, due 7/30/12                               $ 4,950,000   $  5,008,009
                                                                  ------------
                                                                    56,039,400
                                                                  ------------
CONTAINERS, PACKAGING & GLASS (4.3%)
Berry Plastics Corp.
  Term Loan
  6.84%, due 12/2/11                                  4,967,475      5,006,802
BWAY Corp.
  Term Loan
  6.813%, due 6/30/11                                 3,007,008      3,039,898
Crown Americas, Inc.
  Term B Dollar Loan
  6.44%, due 11/15/12                                 4,000,000      4,017,500
Graham Packaging Holdings Co.
  Incremental Term Loan B
  7.375%, due 10/7/11                                 1,000,000      1,010,625
  Second Lien Term Loan
  9.25%, due 4/7/12                                     714,286        729,762
  Term Loan B
  7.108%, due 10/7/11                                 5,431,250      5,488,957
Graphic Packaging International, Inc.
  Term Loan C
  7.437%, due 8/8/10                                  5,987,040      6,072,571
Owens-Illinois, Inc.
  Term Loan A1
  6.61%, due 4/1/07                                   2,790,120      2,792,444
  Term Loan B1
  6.71%, due 4/1/08                                   2,839,667      2,844,991
Smurfit-Stone Container Enterprises, Inc.
  Deposit Fund Commitment
  4.729%, due 11/1/10                                   770,105        779,828
  Tranche B Term Loan
  7.193%, due 11/1/11                                 4,096,153      4,147,355
  Tranche C Term Loan
  7.125%, due 11/1/11                                   882,014        893,039
  Tranche C1 Term Loan
  7.125%, due 11/1/11                                   593,409        600,827
                                                                  ------------
                                                                    37,424,599
                                                                  ------------
DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS (1.8%)
Appleton Papers, Inc.
  Term Loan
  6.999%, due 6/11/10                                 2,701,552      2,735,321

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS (CONTINUED)
Boise Cascade LLC
  Term Loan D
  6.75%, due 10/28/11                               $   913,033   $    923,824
Georgia-Pacific Corp.
  Term Loan B
  6.884%, due 12/20/12                                4,658,325      4,681,980
  Term Loan C
  7.939%, due 12/23/13                                2,330,000      2,379,289
RLC Industries Co.
  Term Loan B
  6.479%, due 2/24/10                                 4,643,692      4,658,204
                                                                  ------------
                                                                    15,378,618
                                                                  ------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING (2.4%)
Aearo Technologies, Inc.
  1st Lien Term Loan
  7.45%, due 3/22/13                                  2,000,000      2,030,000
  2nd Lien Term Loan
  11.45%, due 9/24/13                                 1,500,000      1,530,000
Invensys International Holdings, Ltd.
  2nd Lien Term Loan
  9.431%, due 12/5/09                                 2,000,000      2,032,500
  A Bonding Facility
  7.841%, due 3/5/09                                    963,532        970,758
  Tranche B-1 Term Loan
  8.501%, due 9/4/09                                  1,186,235      1,198,097
Mueller Group, Inc.
  Term Loan B
  7.263%, due 10/3/12                                 4,854,546      4,915,228
Polypore, Inc.
  (PP Acquisition Corp.)
  Term Loan
  7.98%, due 11/12/11                                 2,385,946      2,409,805
Terex Corp.
  Term Loan
  7.259%, due 7/3/09                                  3,088,210      3,119,092
Walter Industries, Inc.
  Term Loan
  6.889%, due 10/3/12                                 2,896,421      2,928,102
                                                                  ------------
                                                                    21,133,582
                                                                  ------------
DIVERSIFIED/CONGLOMERATE SERVICE (2.8%)
American Reprographics Co., LLC
  First Lien Term Loan
  6.75%, due 6/18/09                                  2,067,522      2,084,320
Coinmach Corp.
  Term Loan B1
  7.766%, due 12/19/12                                4,495,461      4,564,767

 98   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE SERVICE (CONTINUED)
Fidelity National Information Solutions, Inc.
  Term Loan B
  6.602%, due 3/8/13                                $ 6,142,500   $  6,177,310
Language Line LLC
  Term Loan B
  9.349%, due 6/10/11                                 2,166,663      2,172,080
SunGard Data Systems, Inc.
  Term Loan
  7.215%, due 2/11/13                                 5,955,000      6,021,464
Telcordia Technologies, Inc.
  Term Loan
  7.31%, due 9/15/12                                  3,465,000      3,459,224
                                                                  ------------
                                                                    24,479,165
                                                                  ------------
ECOLOGICAL (0.2%)
Wastequip, Inc.
  Term Loan B
  7.677%, due 7/15/11                                 1,734,388      1,753,899
                                                                  ------------

ELECTRONICS (0.4%)
Sensata Technologies B.V.
  Term Loan
  6.86%, due 4/26/13                                  3,500,000      3,518,596
                                                                  ------------

FARMING & AGRICULTURE (0.2%)
Agco Corp.
  Term Loan
  6.729%, due 3/31/08                                 1,322,136      1,335,358
                                                                  ------------

FINANCE (1.8%)
Ashtead Group PLC
  Term Loan
  6.50%, due 11/12/09                                 4,950,000      4,996,406
Brand Services, Inc.
  Term Loan
  8.016%, due 1/15/12                                 1,982,513      2,007,295
Hertz Corp. (The)
  Delayed Draw Term Loan
  1.125%, due 8/15/07 (c)                               455,778        459,663
  Letter of Credit
  4.93%, due 12/21/12                                   388,889        392,516
  Tranche B Term Loan
  7.103%, due 12/21/12                                2,648,695      2,673,399

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FINANCE (CONTINUED)
United Rentals, Inc.
  Initial Term Loan
  7.00%, due 2/14/11                                $ 4,146,275   $  4,188,601
  Tranche B Credit Linked Deposit
  6.829%, due 2/14/11                                   832,570        841,069
                                                                  ------------
                                                                    15,558,949
                                                                  ------------
GROCERY (1.4%)
BI-LO LLC
  Term Loan
  8.924%, due 6/30/11                                 3,411,232      3,437,884
Giant Eagle, Inc.
  Term Loan
  6.421%, due 11/7/12                                 5,685,750      5,708,851
Roundy's Supermarkets, Inc.
  Term Loan
  7.795%, due 11/3/11                                 2,992,500      3,028,036
                                                                  ------------
                                                                    12,174,771
                                                                  ------------
HEALTHCARE, EDUCATION & CHILDCARE (10.0%)
Accellent, Inc.
  Term Loan
  6.80%, due 11/22/12                                 2,743,125      2,758,555
V  Alliance Imaging, Inc.
  Tranche C1 Term Loan
  7.563%, due 12/29/11                                6,921,154      6,947,108
AMR HoldCo., Inc./Emcare HoldCo., Inc.
  Term Loan
  6.837%, due 2/10/12                                 3,537,496      3,577,292
Aveta Holdings LLC
  Term Loan B
  7.23%, due 8/22/11                                  2,584,000      2,596,920
Community Health Systems, Inc.
  Term Loan
  6.56%, due 8/19/11                                  4,929,937      4,974,100
Concentra Operating Corp.
  Term Loan
  6.69%, due 9/30/11                                  6,089,487      6,150,382
V  DaVita, Inc.
  Term Loan B
  6.946%, due 10/5/12                                 7,081,840      7,151,185
Fresenius Medical Care Holdings, Inc.
  Term Loan
  6.384%, due 3/31/13                                 5,000,000      5,003,125
Gentiva Health Services, Inc.
  Term Loan B
  7.269%, due 3/31/13                                 2,983,784      3,014,866

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    99

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
HealthSouth Corp.
  Term Loan B
  8.15%, due 3/10/13                                $ 5,216,438   $  5,272,326
V  Lifepoint Hospitals, Inc.
  Term Loan B
  6.185%, due 4/15/12                                 7,275,229      7,307,560
Quintiles Transnational Corp.
  Second Lien Term Loan C
  8.82%, due 3/31/14                                    500,000        508,282
  Term Loan B
  6.82%, due 3/31/13                                  1,500,000      1,509,845
Rural Metro Operating Co. LLC
  LC Facility Deposits
  4.541%, due 3/4/11                                    411,765        415,882
  Term Loan B1
  7.109%, due 3/4/11                                  1,317,647      1,330,824
Select Medical Corp.
  Term Loan B
  6.521%, due 2/24/12                                 5,442,513      5,391,865
Sunrise Medical Holdings, Inc.
  Term Loan B1
  8.064%, due 5/13/10                                 3,862,202      3,862,202
US Oncology, Inc.
  Term Loan B
  6.945%, due 8/20/11                                 3,951,206      3,995,657
V  Vanguard Health Holding Co., LLC
  Replacement Term Loan
  6.95%, due 9/23/11                                  6,910,331      6,992,391
VWR International, Inc.
  Term Loan B
  7.34%, due 4/7/11                                   2,900,834      2,938,002
Warner Chilcott Corp.
  Dovobet Delayed Draw
  Term Loan
  7.19%, due 1/12/12                                    110,410        111,135
  Dovonex Delayed Draw Term Loan
  7.40%, due 1/12/12                                    552,050        555,674
  Tranche B Term Loan
  7.393%, due 1/18/12                                 2,702,256      2,717,697
  Tranche C Term Loan
  7.61%, due 1/18/12                                  1,088,877      1,095,099
  Tranche D Term Loan
  7.61%, due 1/18/12                                    503,031        505,905
                                                                  ------------
                                                                    86,683,879
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE CONSUMER PRODUCTS (2.0%)
Berkline/Benchcraft Holdings LLC
  2nd Lien Term Loan
  14.99%, due 5/3/12                                $   750,000   $    562,500
  Term Loan B
  8.729%, due 11/3/11                                 3,046,875      2,879,297
Jarden Corp.
  Term Loan B1
  6.99%, due 1/24/12                                  4,540,128      4,581,475
  Term Loan B2
  6.74%, due 1/24/12                                    477,672        480,419
National Bedding Co. LLC
  1st Lien Term Loan
  6.916%, due 8/31/11                                 2,977,500      3,008,764
  2nd Lien Term Loan
  9.91%, due 8/31/12                                  1,000,000      1,016,875
Sealy Mattress Co.
  Tranche D Term Loan
  6.623%, due 4/6/12                                  1,984,039      2,005,740
Simmons Co.
  Term Loan
  8.50%, due 6/19/12                                  2,000,000      2,008,000
  Term Loan C
  7.355%, due 12/19/11                                1,270,370      1,289,030
                                                                  ------------
                                                                    17,832,100
                                                                  ------------
HOTELS, MOTELS, INNS AND GAMING (1.7%)
Boyd Gaming Corp.
  Term Loan
  6.545%, due 6/30/11                                 3,433,825      3,466,017
Penn National Gaming, Inc.
  Term Loan B
  6.662%, due 10/3/12                                 3,980,000      4,027,263
Resorts International Holdings LLC
  2nd Lien Term Loan
  15.979%, due 4/26/13                                  382,409        386,711
  Term Loan B
  8.98%, due 4/26/12                                    974,493        984,238
Venetian Casino Resort, LLC/Las Vegas Sands, Inc.
  Delayed Draw Term Loan B
  6.73%, due 6/15/11                                  1,025,641      1,035,897
  Term Loan B
  6.73%, due 6/15/11                                  4,974,359      5,024,103
                                                                  ------------
                                                                    14,924,229
                                                                  ------------

 100   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (4.9%)
Affinity Group, Inc.
  Term Loan
  7.404%, due 6/24/09                               $ 1,618,597   $  1,634,783
AMC Entertainment, Inc.
  Term Loan
  7.114%, due 1/26/13                                 4,488,750      4,532,937
Cinram International, Inc.
  Tranche D Advances
  7.07%, due 9/30/09                                  3,696,183      3,715,432
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  6.875%, due 3/16/12                                 3,000,000      3,031,251
Fender Musical Instruments Corp.
  1st Lien Term Loan B
  7.37%, due 3/30/12                                    835,839        846,287
  2nd Lien Term Loan
  9.62%, due 10/1/12                                  1,000,000      1,015,000
Metro-Goldwyn-Mayer Studios, Inc.
  Term Loan A
  7.23%, due 4/8/11                                   2,000,000      2,015,278
  Tranche B Term Loan
  7.229%, due 4/8/12                                  6,000,000      6,062,250
Regal Cinemas Corp.
  Term Loan
  6.479%, due 11/10/10                                5,258,263      5,287,841
Six Flags Theme Parks, Inc.
  Tranche B-1 Term Loan
  7.146%, due 6/30/09                                 5,303,905      5,335,161
Universal City Development Partners, Ltd.
  Term Loan
  6.941%, due 6/9/11                                  3,949,622      3,994,055
WMG Acquisition Corp.
  Term Loan
  6.805%, due 2/28/11                                 4,915,335      4,960,649
                                                                  ------------
                                                                    42,430,924
                                                                  ------------
MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT, NON-ELECTRONIC) (0.7%)
Coinstar, Inc.
  Term Loan
  7.03%, due 7/7/11                                   1,130,086      1,144,212
Flowserve Corp.
  Term Loan B
  6.658%, due 8/10/12                                 2,365,183      2,395,488

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT, NON-ELECTRONIC) (CONTINUED)
Gleason Corp.
  Second Lien Term Loan
  10.50%, due 1/31/12 (d)                           $ 1,990,000   $  2,019,850
  U.S. Term Loan
  7.469%, due 7/27/11                                   766,277        773,940
                                                                  ------------
                                                                     6,333,490
                                                                  ------------
MINING, STEEL, IRON & NON-PRECIOUS METALS (2.2%)
Foundation Coal Corp.
  Term Loan B
  6.62%, due 7/30/11                                  2,851,064      2,891,335
Magnum Coal Co.
  Funded Letter of Credit
  8.50%, due 3/21/13                                    454,545        459,659
  Term Loan
  8.45%, due 3/21/13                                  4,545,455      4,596,591
Novelis, Inc.
  Canadian Term Loan
  6.44%, due 1/9/12                                   1,761,575      1,778,916
  U.S. Term Loan
  6.44%, due 1/9/12                                   3,059,578      3,089,697
St. Marys Cement, Inc.
  Term Loan B
  6.979%, due 12/4/09                                 3,939,572      3,988,816
Tube City IMS Corp.
  First Lien Term Loan C
  7.73%, due 12/31/10                                 1,975,075      1,999,763
                                                                  ------------
                                                                    18,804,777
                                                                  ------------
OIL & GAS (2.0%)
Babcock & Wilcox Co. (The)
  Synthetic Letter of Credit
  7.729%, due 2/22/12                                 2,500,000      2,525,000
Dresser Rand Group, Inc.
  Term Loan B1
  6.923%, due 10/29/11                                  584,559        593,328
Dresser, Inc.
  Term Loan C
  7.50%, due 4/10/09                                  1,089,999      1,105,894
EPCO Holdings, Inc.
  Institutional Term Loan C
  7.095%, due 8/18/10                                 1,980,000      2,003,821
  Term Loan A
  7.099%, due 8/18/08                                 1,895,833      1,910,645
LB Pacific, L.P.
  Term Loan B
  7.721%, due 3/3/12                                  1,980,000      2,004,750
Lyondell-Citgo Refining, L.P.
  Term Loan
  6.979%, due 5/21/07                                 2,456,250      2,468,531

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    101

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Targa Resources, Inc.
  Synthetic Letter of Credit
  7.229%, due 10/31/12                              $   967,742   $    977,823
  Term Loan
  7.26%, due 10/31/12                                 4,012,097      4,053,891
                                                                  ------------
                                                                    17,643,683
                                                                  ------------
PERSONAL & NONDURABLE CONSUMER PRODUCTS
  (MANUFACTURING ONLY) (3.5%)
Hillman Cos., Inc.
  Term Loan B
  8.375%, due 3/31/11                                 1,994,911      2,016,107
V  JohnsonDiversey, Inc.
  New Term Loan B
  7.207%, due 12/16/11                                6,554,739      6,643,503
Mega Bloks, Inc.
  Term Loan B
  6.911%, due 7/26/12                                 3,241,834      3,268,174
Solo Cup Co.
  Term Loan B1
  7.532%, due 2/27/11                                 6,144,798      6,203,684
Spectrum Brand Corp.
  Term Loan
  7.414%, due 2/6/12                                  5,545,039      5,575,077
Visant Corp.
  Term Loan C
  7.068%, due 12/21/11                                6,363,940      6,437,125
                                                                  ------------
                                                                    30,143,670
                                                                  ------------
PERSONAL TRANSPORTATION (0.3%)
United Airlines, Inc.
  Delayed Draw Term Loan
  8.75%, due 2/1/12                                     375,000        380,438
  Tranche B Term Loan
  8.625%, due 2/1/12                                  2,625,000      2,663,063
                                                                  ------------
                                                                     3,043,501
                                                                  ------------
PRINTING & PUBLISHING (2.9%)
Dex Media East LLC
  Term Loan B
  6.34%, due 5/8/09                                   1,672,716      1,678,779
Dex Media West LLC
  Term Loan B1
  6.297%, due 3/9/10                                  1,747,416      1,753,032
  Tranche B2 Term Loan
  6.396%, due 3/9/10                                  2,751,894      2,761,642
Hanley Wood LLC
  Closing Date Term Loan
  7.036%, due 8/1/12                                  3,549,338      3,555,255
  Delayed Draw Term Loan
  1.125%, due 8/1/12 (c)                                423,841        424,548

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PRINTING & PUBLISHING (CONTINUED)
Merrill Communications LLC
  Term Loan
  6.996%, due 5/15/11                               $ 5,500,000   $  5,544,688
New Publishing Acquisition, Inc.
  Tranche B Term Loan
  7.72%, due 8/5/12                                   3,491,250      3,499,978
R.H. Donnelley, Inc.
  Tranche A4 Term Loan
  6.287%, due 12/31/09                                  555,615        555,714
  Tranche D1 Term Loan
  6.437%, due 6/30/11                                   997,475      1,000,592
  Tranche D-2 Term Loan
  6.441%, due 6/30/11                                 4,085,353      4,099,888
                                                                  ------------
                                                                    24,874,116
                                                                  ------------
RETAIL STORES (3.6%)
Advance Stores Co., Inc.
  Term Loan B
  6.334%, due 9/30/10                                   932,048        937,873
  Tranche B Term Loan
  6.438%, due 9/30/10                                   554,763        558,231
Buffets, Inc.
  PF L/C
  8.579%, due 6/28/09                                 1,000,000      1,005,000
  Term Loan
  8.199%, due 6/28/09                                 1,998,383      2,008,375
Eddie Bauer, Inc.
  Term Loan B
  9.25%, due 6/21/11                                  5,073,750      5,045,210
Eye Care Centers of America, Inc.
  Term Loan B
  7.926%, due 3/1/12                                  4,950,000      4,999,500
FTD, Inc.
  Term Loan
  7.301%, due 2/28/11                                 1,361,587      1,376,054
V  Jean Coutu Group
  (PJC), Inc. (The)
  Term Loan B
  7.625%, due 7/30/11                                 7,832,375      7,898,731
V  Neiman Marcus Group, Inc. (The)
  Term Loan B
  7.34%, due 4/6/13                                   7,170,886      7,263,720
                                                                  ------------
                                                                    31,092,694
                                                                  ------------
TELECOMMUNICATIONS (2.2%)
Centennial Cellular
  Operating, Co. LLC
  Term Loan
  7.214%, due 2/9/11                                  5,269,123      5,336,636

 102   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Madison River Capital LLC
  Term Loan B1
  7.26%, due 7/29/12                                $ 4,000,000   $  4,043,752
Nextel Partners Operating Corp.
  Tranche D Term Loan
  6.32%, due 5/31/12                                  1,818,182      1,818,560
PanAmSat Corp.
  Term Loan A1
  6.75%, due 8/20/09                                    585,145        590,532
  Term Loan A2
  6.75%, due 8/20/09                                    305,955        308,771
  Term Loan B1
  6.90%, due 8/22/11                                  2,962,500      2,993,852
Qwest Corp.
  Term Loan A
  9.651%, due 6/30/07                                 2,400,000      2,453,501
Valor Telecommunications Enterprises LLC
  Term Loan B
  6.753%, due 2/14/12                                 6,910,331      2,002,500
                                                                  ------------
                                                                    19,548,104
                                                                  ------------
TEXTILES AND LEATHER (1.2%)
Springs Windows Fashions, LLC
  Term Loan B
  7.75%, due 12/30/12                                 2,992,500      3,037,388
St. John Knits International, Inc.
  Term Loan B
  7.25%, due 3/23/12                                  4,793,528      4,841,464
William Carter Co. (The)
  Term Loan
  6.704%, due 7/14/12                                 2,785,677      2,810,052
                                                                  ------------
                                                                    10,688,904
                                                                  ------------
UTILITIES (5.8%)
AES Corp.
  Term Loan
  6.22%, due 4/30/08                                  2,000,000      2,015,000
Allegheny Energy Supply Co. LLC
  Term Loan C
  6.342%, due 3/8/11                                  4,992,094      4,995,214
Calpine Generating Co. LLC
  First Lien Term Loan
  8.576%, due 4/1/09                                  5,000,000      5,211,805
Cogentrix Delaware Holdings, Inc.
  Term Loan
  6.50%, due 4/14/12                                  1,095,496      1,105,766

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
UTILITIES (CONTINUED)
Coleto Creek WLE, L.P.
  Term Loan C
  8.376%, due 6/30/12                               $   500,000   $    503,125
Covanta Energy Corp.
  1st Lien Term Loan B
  7.961%, due 6/24/12                                 1,864,329      1,889,964
  Funded LOC
  4.96%, due 6/24/12                                  2,601,626      2,637,398
KGen LLC
  Tranche A Term Loan
  7.604%, due 8/5/11                                  4,950,000      4,987,125
LSP Gen Finance Co. LLC
  1st Lien Term Loan
  6.83%, due 3/27/13                                  3,510,000      3,531,938
  Second Lien Term Loan
  8.593%, due 4/18/14                                 1,750,000      1,778,438
Midwest Generation LLC
  Term Loan B
  6.70%, due 4/27/11                                  2,239,364      2,257,559
Mirant North America LLC
  Term Loan
  6.599%, due 1/3/13                                  3,990,000      4,021,709
NRG Energy, Inc.
  Credit Link Deposit
  6.979%, due 2/1/13                                  1,485,305      1,501,318
  Term Loan B
  6.82%, due 2/1/13                                   6,514,695      6,584,363
Pike Electric, Inc.
  Term Loan B
  6.375%, due 7/1/12                                  1,644,118      1,660,559
  Term Loan C
  6.438%, due 12/10/12                                  623,922        630,161
Reliant Energy, Inc.
  Term Loan
  7.465%, due 4/30/10                                 1,266,848      1,264,870
Thermal North America, Inc.
  Term Loan B
  6.73%, due 10/12/13                                 3,538,153      3,555,844
                                                                  ------------
                                                                    50,132,156
                                                                  ------------
Total Floating Rate Loans
  (Cost $744,278,422)                                              745,813,548
                                                                  ------------

FOREIGN FLOATING RATE LOANS (2.1%) (b)
------------------------------------------------------------------------------
BROADCASTING & ENTERTAINMENT (0.3%)
Canadian Cable Acquisition Co., Inc.
  Term Loan B
  7.96%, due 8/01/11                                  2,955,000      2,988,244
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    103

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
CHEMICALS, PLASTICS AND RUBBER (0.7%)
Brenntag Holding GmbH and Co.
  Acquisition Term Loan
  7.44%, due 1/17/14                                $ 1,315,636   $  1,333,726
  Term Loan B2
  7.44%, due 1/17/14                                  1,366,182      1,386,333
Invista B.V.
  Tranche B-1 Term Loan
  6.75%, due 4/29/11                                  2,223,391      2,241,919
  Tranche B2 Term Loan
  6.75%, due 4/29/11                                  1,130,214      1,139,632
                                                                  ------------
                                                                     6,101,610
                                                                  ------------
RETAIL STORES (0.5%)
Dollarama Group, L.P.
  Term Loan B
  7.376%, due 11/18/11                                3,950,000      3,984,563
                                                                  ------------
TELECOMMUNICATIONS (0.6%)
Intelsat, Ltd.
  Term Loan
  6.75%, due 7/28/11                                  4,922,576      4,957,959
                                                                  ------------
Total Foreign Floating Rate Loans
  (Cost $17,990,823)                                                18,032,376
                                                                  ------------
Total Long-Term Investments
  (Cost $766,276,096)                                              768,127,174
                                                                  ------------

SHORT-TERM INVESTMENTS (11.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (5.2%)
Becton Dickinson & Co.
  4.87%, due 5/30/06                                  5,000,000      4,980,384
General Electric Capital Corp.
  4.94%, due 6/29/06                                  5,000,000      4,959,519
Goldman Sachs Group, Inc.
  4.75%, due 5/2/06                                   5,000,000      4,999,340
McGraw-Hill Cos. (The), Inc.
  4.72%, due 5/9/06                                   5,000,000      4,994,756
Morgan Stanley
  4.86%, due 5/10/06                                  5,000,000      4,993,925

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
National City Credit Corp.
  4.84%, due 5/22/06                                $ 5,000,000   $  4,985,883
National Rural Utilities Cooperative Finance Corp.
  4.89%, due 5/25/06                                  5,000,000      4,983,700
Siemens Capital Co. LLC
  4.75%, due 5/5/06                                   5,000,000      4,997,362
Swedish Export Credit Corp.
  4.73%, due 5/2/06                                   5,000,000      4,999,343
                                                                  ------------
Total Commercial Paper
  (Cost $44,894,212)                                                44,894,212
                                                                  ------------
FEDERAL AGENCIES (1.1%)
Federal Farm Credit Bank
  4.67%, due 5/9/06                                   5,000,000      4,994,811
Inter-American Development Bank (Discount Note)
  4.70%, due 5/8/06                                   5,000,000      4,995,431
                                                                  ------------
Total Federal Agencies
  (Cost $9,990,242)                                                  9,990,242
                                                                  ------------
REPURCHASE AGREEMENT (5.0%)
Wachovia Capital Market, LLC
  4.79%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $43,439,333
  (Collateralized by various bonds
  with a Principal Amount of
  $44,486,000 and Market Value
  of $44,290,708)                                    43,422,000     43,422,000
                                                                  ------------
Total Repurchase Agreement
  (Cost $43,422,000)                                                43,422,000
                                                                  ------------
Total Short-Term Investments
  (Cost $98,306,454)                                                98,306,454
                                                                  ------------
Total Investments
  (Cost $864,582,550) (e)                                  99.7%   866,433,628(f)
Cash and Other Assets,
  Less Liabilities                                          0.3      2,320,806
                                                    -----------   ------------
Net Assets                                                100.0%  $868,754,434
                                                    ===========   ============

 104   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

(a)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(b) Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2006. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(c) This security has additional commitments and contingencies. Principal Amount and Value include unfunded commitment. (See Note 6 on page 280)
(d) Illiquid security. The total market value of these securities at April 30, 2006 is $2,019,850, which represents 0.2% of the Fund's net assets.
(e) The cost stated also represents the aggregate cost for federal tax purposes.
(f)  At April 30, 2006 net unrealized appreciation was
     $1,851,078, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,290,649 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,439,571.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    105

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $864,582,550)                $866,433,628
Cash                                               8,069,872
Receivables:
  Fund shares sold                                10,753,239
  Interest                                         5,021,541
Other assets                                         123,931
                                                -------------
    Total assets                                 890,402,211
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                 14,793,469
  Fund shares redeemed                             4,723,623
  Manager                                            413,477
  NYLIFE Distributors                                313,385
  Professional                                        51,099
  Transfer agent                                      42,109
  Custodian                                           10,802
  Trustees                                            10,530
Accrued expenses                                      20,667
Dividends and distributions payable                1,268,616
                                                -------------
    Total liabilities                             21,647,777
                                                -------------
Net assets                                      $868,754,434
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $     58,154
  Class B                                              4,784
  Class C                                             19,960
  Class I                                              4,017
Additional paid-in capital                       871,044,711
Accumulated distributions in excess of net
  investment income                                 (356,928)
Accumulated net realized loss on investments      (3,871,342)
Net unrealized appreciation on investments         1,851,078
                                                -------------
Net assets                                      $868,754,434
                                                =============
CLASS A
Net assets applicable to outstanding shares     $581,174,669
                                                =============
Shares of capital stock outstanding               58,154,323
                                                =============
Net asset value per share outstanding           $       9.99
Maximum sales charge (3.00% of offering price)          0.31
                                                -------------
Maximum offering price per share outstanding    $      10.30
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 47,850,940
                                                =============
Shares of capital stock outstanding                4,784,385
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.00
                                                =============
CLASS C
Net assets applicable to outstanding shares     $199,577,814
                                                =============
Shares of capital stock outstanding               19,959,504
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.00
                                                =============
CLASS I
Net assets applicable to outstanding shares     $ 40,151,011
                                                =============
Shares of capital stock outstanding                4,016,686
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.00
                                                =============

 106   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $25,322,546
                                                 ------------
EXPENSES:
  Manager                                          2,334,419
  Distribution/Service--Class A                      644,545
  Service--Class B                                    64,133
  Service--Class C                                   222,801
  Distribution--Class B                              192,400
  Distribution--Class C                              668,404
  Transfer agent                                     245,487
  Professional                                        89,232
  Registration                                        50,063
  Shareholder communication                           36,121
  Trustees                                            28,358
  Custodian                                           11,931
  Miscellaneous                                       38,139
                                                 ------------
    Total expenses                                 4,626,033
                                                 ------------
Net investment income                             20,696,513
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                    (476,606)
Net change in unrealized appreciation on
  investments                                        931,214
                                                 ------------
Net realized and unrealized gain on investments      454,608
                                                 ------------
Net increase in net assets resulting from
  operations                                     $21,151,121
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    107

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                              2006            2005
INCREASE IN NET ASSETS:

Operations:
 Net investment income               $  20,696,513   $  23,039,400
 Net realized loss on investments         (476,606)     (3,165,728)
 Net change in unrealized
  appreciation on investments              931,214        (271,327)
                                     -----------------------------
 Net increase in net assets
  resulting from operations             21,151,121      19,602,345
                                     -----------------------------
Dividends to shareholders:
 From net investment income:
   Class A                             (14,224,467)    (16,755,410)
   Class B                              (1,212,787)     (1,737,768)
   Class C                              (4,247,375)     (4,370,180)
   Class I                                (958,627)       (195,925)
                                     -----------------------------
    Total dividends to shareholders    (20,643,256)    (23,059,283)
                                     -----------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             235,808,018     442,727,728
   Class B                              10,138,401      40,272,526
   Class C                              61,071,440     128,405,865
   Class I                              31,295,382       7,453,652

                                              2006            2005
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                           $   9,165,005   $   9,346,235
   Class B                                 941,832       1,400,576
   Class C                               2,694,264       2,808,555
   Class I                                 940,286         181,033
                                     -----------------------------
                                       352,054,628     632,596,170
 Cost of shares redeemed:+
   Class A                            (169,863,638)   (198,902,816)
   Class B                             (25,425,599)    (17,441,086)
   Class C                             (32,335,106)    (48,255,192)
   Class I                              (1,411,033)       (620,570)
                                     -----------------------------
                                      (229,035,376)   (265,219,664)
    Increase in net assets derived
     from capital share
     transactions                      123,019,252     367,376,506
                                     -----------------------------
    Net increase in net assets         123,527,117     363,919,568

NET ASSETS:
Beginning of period                    745,227,317     381,307,749
                                     -----------------------------
End of period                        $ 868,754,434   $ 745,227,317
                                     =============================
Accumulated distributions in excess
 of net investment income at end of
 period                              $    (356,928)  $    (410,185)
                                     =============================

+ Cost of shares redeemed net of redemption fee of $53,394 for the six months period ended April 30, 2006 and $137,240 for the year ended October 31, 2005.

 108   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                   www.mainstayfunds.com     109

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                          CLASS A
                                                       ----------------------------------------------
                                                       SIX MONTHS                          MAY 3,
                                                         ENDED         YEAR ENDED       2004* THROUGH
                                                       APRIL 30,       OCTOBER 31,       OCTOBER 31,
                                                         2006**           2005              2004
Net asset value at beginning of period                  $   9.99        $  10.03          $  10.00
                                                       ----------      -----------      -------------
Net investment income (a)                                   0.27            0.40              0.14
Net realized and unrealized gain (loss) on
  investments                                               0.00(b)        (0.03)             0.04
                                                       ----------      -----------      -------------
Total from investment operations                            0.27            0.37              0.18
                                                       ----------      -----------      -------------
Less dividends:
  From net investment income                               (0.27)          (0.41)            (0.15)
                                                       ----------      -----------      -------------
Redemption fee                                              0.00(b)         0.00(b)           0.00(b)
                                                       ----------      -----------      -------------
Net asset value at end of period                        $   9.99        $   9.99          $  10.03
                                                       ==========      ===========      =============
Total investment return (c)                                 2.78%(d)        3.72%             1.79%(d)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                   5.53%+          4.11%             2.83%+
    Net expenses                                            0.98%+          1.04%             1.07%+
    Expenses (before reimbursement)                         0.98%+          1.04%             1.07%+
Portfolio turnover rate                                        4%             13%                3%
Net assets at end of period (in 000's)                  $581,175        $505,726          $254,969

                                                                          CLASS C
                                                       ----------------------------------------------
                                                       SIX MONTHS                          MAY 3,
                                                         ENDED         YEAR ENDED       2004* THROUGH
                                                       APRIL 30,       OCTOBER 31,       OCTOBER 31,
                                                         2006**           2005              2004
Net asset value at beginning of period                  $   9.99        $  10.03           $ 10.00
                                                       ----------      -----------      -------------
Net investment income (a)                                   0.24            0.33              0.10
Net realized and unrealized gain (loss) on
  investments                                               0.01           (0.04)             0.04
                                                       ----------      -----------      -------------
Total from investment operations                            0.25            0.29              0.14
                                                       ----------      -----------      -------------
Less dividends:
  From net investment income                               (0.24)          (0.33)            (0.11)
                                                       ----------      -----------      -------------
Redemption fee                                              0.00(b)         0.00(b)           0.00(b)
                                                       ----------      -----------      -------------
Net asset value at end of period                        $  10.00        $   9.99           $ 10.03
                                                       ==========      ===========      =============
Total investment return (c)                                 2.50%(d)        2.94%             1.41%(d)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                   4.78%+          3.36%             2.08%+
    Net expenses                                            1.73%+          1.79%             1.82%+
    Expenses (before reimbursement)                         1.73%+          1.79%             1.82%+
Portfolio turnover rate                                        4%             13%                3%
Net assets at end of period (in 000's)                  $199,578        $168,021           $85,807

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 110   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      CLASS B
---------------------------------------------------
     SIX MONTHS                          MAY 3,
       ENDED         YEAR ENDED       2004* THROUGH
     APRIL 30,       OCTOBER 31,       OCTOBER 31,
       2006**           2005              2004
      $  9.99          $ 10.03           $ 10.00
     ----------      -----------      -------------
         0.24             0.33              0.10
         0.01            (0.04)             0.04
     ----------      -----------      -------------
         0.25             0.29              0.14
     ----------      -----------      -------------
        (0.24)           (0.33)            (0.11)
     ----------      -----------      -------------
         0.00(b)          0.00(b)           0.00(b)
     ----------      -----------      -------------
      $ 10.00          $  9.99           $ 10.03
     ==========      ===========      =============
         2.50%(d)         2.95%             1.41%(d)
         4.78%+           3.36%             2.08%+
         1.73%+           1.79%             1.82%+
         1.73%+           1.79%             1.82%+
            4%              13%                3%
      $47,851          $62,196           $38,233

                      CLASS I
---------------------------------------------------
     SIX MONTHS                          MAY 3,
       ENDED         YEAR ENDED       2004* THROUGH
     APRIL 30,       OCTOBER 31,       OCTOBER 31,
       2006**           2005              2004
      $  9.99          $ 10.03           $ 10.00
     ----------      -----------      -------------
         0.29             0.43              0.15
         0.01            (0.04)             0.04
     ----------      -----------      -------------
         0.30             0.39              0.19
     ----------      -----------      -------------
        (0.29)           (0.43)            (0.16)
     ----------      -----------      -------------
         0.00(b)          0.00(b)           0.00(b)
     ----------      -----------      -------------
      $ 10.00          $  9.99           $ 10.03
     ==========      ===========      =============
         3.01%(d)         3.98%             1.92%(d)
         5.78%+           4.36%             3.08%+
         0.73%+           0.79%             0.82%+
         0.73%+           0.79%             0.82%+
            4%              13%                3%
      $40,151          $ 9,284           $ 2,298

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    111

MAINSTAY INDEXED BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -2.87%   -3.10%  3.77%   5.11%
Excluding sales charges   0.14    -0.10   4.41    5.43

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    CITIGROUP BROAD INVESTMENT
                                                                 MAINSTAY INDEXED BOND FUND              GRADE BOND INDEX
                                                                 --------------------------         --------------------------
4/30/96                                                                     9700                              10000
                                                                           10271                              10720
                                                                           11303                              11897
                                                                           11847                              12647
                                                                           11923                              12795
                                                                           13266                              14378
                                                                           14177                              15506
                                                                           15616                              17127
                                                                           15759                              17449
                                                                           16475                              18389
4/30/06                                                                    16458                              18532

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          0.31%   0.35%  4.70%   5.70%

(PERFORMANCE GRAPH)

                                                                                                    CITIGROUP BROAD INVESTMENT
                                                                 MAINSTAY INDEXED BOND FUND              GRADE BOND INDEX
                                                                 --------------------------         --------------------------
4/30/96                                                                    10000                              10000
                                                                           10513                              10720
                                                                           11707                              11897
                                                                           12299                              12647
                                                                           12411                              12795
                                                                           13838                              14378
                                                                           14823                              15506
                                                                           16366                              17127
                                                                           16557                              17449
                                                                           17346                              18389
4/30/06                                                                    17407                              18532

                                                     SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                               MONTHS   YEAR    YEARS   YEARS

Citigroup Broad Investment Grade Bond Index(1)       0.55%    0.78%  5.21%   6.36%
Average Lipper general U.S. government fund(2)      -0.35    -0.79   3.91    5.15

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.
1. The Citigroup Broad Investment Grade Bond Index--the BIG Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. The BIG Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 112   MainStay Indexed Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,001.35            $3.92            $1,021.05             $3.96
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,003.15            $2.14            $1,022.85             $2.16
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.79% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                   www.mainstayfunds.com     113

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                73.6
Short-Term Investments (collateral from securities lending                        21.4
  is 15.8%)
Corporate Bonds                                                                     19
Foreign Bonds                                                                        3
Yankee Bonds                                                                       1.3
Asset-Backed Securities                                                              1
Futures Contracts                                                                 0.0*
Liabilities in Excess of Cash and Other Assets                                   (19.3)

* Less than one tenth of a percent.

See Portfolio of Investments on page 116 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 3.375%, due 2/15/08
 2.  United States Treasury Note, 4.50%, due 2/15/16
 3.  United States Treasury Note, 4.375%, due
     11/15/08
 4. Federal National Mortgage Association, 6.00%, due 5/1/36 TBA
 5.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities), 5.00%, due 4/1/36
 6.  United States Treasury Note, 3.375%, due
     10/15/09
 7.  United States Treasury Note, 4.25%, due 11/30/07
 8.  United States Treasury Note, 4.50%, due 2/15/09
 9.  United States Treasury Bond, 5.375%, due 2/15/31
10.  United States Treasury Note, 4.50%, due 2/28/11

 114   MainStay Indexed Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Paul Cunningham and Donald Serek of New York Life Investment Management LLC

HOW DID MAINSTAY INDEXED BOND FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS FOR THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Indexed Bond Fund returned 0.14% for Class A shares for the six months ended April 30, 2006. Over the same period, Class I shares returned 0.31%. Both share classes underperformed the 0.55% return of the Citigroup Broad Investment Grade Bond Index (BIG Index),(1) the Fund's broad-based securities-market index, for the six-month reporting period. Since the Fund incurs expenses that an unmanaged index does not, there will be times when the Fund's performance will lag that of the Index. Both share classes outperformed the -0.35% return of the average Lipper(2) general U.S. government fund for the six months ended April 30, 2006.

HOW DID YOU POSITION THE FUND DURING THE SIX MONTHS ENDED APRIL 30, 2006?

As always, the Fund sought to track the total-return performance of the BIG Index. Since the Fund does not hold every security in the Index, however, the Fund's performance will vary from that of the Index. Aside from activity to accommodate new investments and share redemptions, most of the Fund's investment activity during the reporting period was intended to reduce the Fund's excess exposure relative to the benchmark.

HOW DID SECURITIES IN DIFFERENT CREDIT RATINGS PERFORM DURING THE REPORTING PERIOD?

Securities rated AAA had the highest absolute returns during the six months ended April 30, 2006, aided by securitized products.(3) AA securities had the next highest returns, followed by securities rated BBB and finally by those rated A.

WHICH MARKET SECTORS INCLUDED IN THE INDEX WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

Treasurys, government-sponsored securities, mortgage-backed securities, asset-backed securities, and credit are the largest segments of the BIG Index. Mortgage-backed securities had the highest return during the six-months ended April 30, 2006, followed by agencies, credit, and Treasurys.

Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, interest rate, and maturities risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 112 for more information on the Citigroup Broad Investment Grade Bond Index.
2. See footnote on page 112 for more information about Lipper Inc.
3. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment

                                                   www.mainstayfunds.com     115

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (97.9%)+
ASSET-BACKED SECURITIES (1.0%)
------------------------------------------------------------------------------
CREDIT CARDS (0.8%)
Bank One Issuance Trust
  Series 2002-3, Class A3
  3.59%, due 5/17/10                                $ 1,000,000   $    977,900
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12                                   500,000        487,636
MBNA Credit Card Master Note Trust
  Series 2005, Class A-6
  4.50%, due 1/15/13                                    500,000        485,306
  Series 2002-1, Class A6
  4.95%, due 6/15/09                                  1,000,000        999,326
                                                                  ------------
                                                                     2,950,168
                                                                  ------------
FINANCE--OTHER (0.2%)
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/17/13 (a)                                250,000        246,919
Residential Asset Mortgage Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33                                    250,000        244,346
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33                                    96,707         92,497
                                                                  ------------
                                                                       583,762
                                                                  ------------
TRANSPORTATION (0.0%)++
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20                                    68,520         69,134
                                                                  ------------
Total Asset-Backed Securities (Cost $3,680,825)                      3,603,064
                                                                  ------------
CORPORATE BONDS (19.0%)
------------------------------------------------------------------------------
BANKS (3.6%)
ABN-Amro Bank N.V.
  7.55%, due 6/28/06                                    403,000        404,509
Bank of America Corp.
  4.75%, due 8/1/15                                     250,000        232,483
  5.25%, due 12/1/15                                    200,000        191,153
  5.375%, due 6/15/14                                   250,000        244,099
  5.875%, due 2/15/09                                   250,000        253,458
  7.40%, due 1/15/11                                    500,000        537,610
Bank of New York (The)
  3.80%, due 2/1/08                                     350,000        341,354
Bank One Corp.
  5.90%, due 11/15/11                                   250,000        253,112
  6.875%, due 8/1/06                                    250,000        250,990

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BANKS (CONTINUED)
BB&T Corp.
  5.20%, due 12/23/15                               $   200,000   $    190,619
Branch Banking & Trust Co.
  4.875%, due 1/15/13                                   100,000         96,077
Capital One Bank
  4.25%, due 12/1/08                                    100,000         97,201
  5.125%, due 2/15/14                                   100,000         95,437
Citigroup, Inc.
  4.70%, due 5/29/15                                    300,000        277,209
  4.875%, due 5/7/15                                    350,000        326,774
  5.00%, due 3/6/07                                     250,000        249,337
  5.625%, due 8/27/12                                   100,000         99,860
  5.875%, due 2/22/33                                   250,000        235,384
Compass Bank
  5.90%, due 4/1/26                                      25,000         23,712
Fifth Third Bank
  4.75%, due 2/1/15                                     250,000        231,212
Fleet National Bank
  5.75%, due 1/15/09                                    250,000        252,179
HSBC Bank USA N.A.
  3.875%, due 9/15/09                                   100,000         95,141
JPMorgan Chase & Co.
  4.875%, due 3/15/14                                   250,000        233,920
  5.15%, due 10/1/15                                    500,000        473,038
  5.75%, due 1/2/13                                     200,000        199,977
  6.75%, due 2/1/11                                     500,000        523,237
Key Bank N.A.
  5.00%, due 7/17/07                                    100,000         99,402
  5.80%, due 7/1/14                                     175,000        173,961
Marshall & Ilsley Bank
  5.00%, due 1/17/17                                    150,000        139,921
MBNA America Bank N.A.
  5.375%, due 1/15/08                                   300,000        300,336
Mellon Funding Corp.
  5.00%, due 12/1/14                                    250,000        236,722
Mercantile Bankshares Corp.
  Series B
  4.625%, due 4/15/13                                   100,000         93,977
National City Bank of Pennsylvania
  6.25%, due 3/15/11                                    250,000        257,110
Pemex Project Funding Master Trust
  7.375%, due 12/15/14                                  350,000        371,000
PNC Bank N.A.
  5.25%, due 1/15/17                                     75,000         71,036

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 116   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
BANKS (CONTINUED)
PNC Funding Corp.
  7.50%, due 11/1/09                                $   100,000   $    106,495
Popular North America, Inc.
  4.70%, due 6/30/09                                    100,000         97,037
Sanwa Bank, Ltd.
  7.40%, due 6/15/11                                    100,000        107,134
SunTrust Banks, Inc.
  5.05%, due 7/1/07                                     250,000        249,154
  5.45%, due 12/1/17                                    100,000         95,954
U.S. Bank N.A.
  6.375%, due 8/1/11                                    250,000        259,272
Union Bank of Switzerland
  7.25%, due 7/15/06                                    250,000        250,878
Union Planters Corp.
  7.75%, due 3/1/11                                     100,000        108,907
Wachovia Bank N.A.
  4.85%, due 7/30/07                                    500,000        496,718
  4.875%, due 2/1/15                                    350,000        325,733
Wachovia Corp.
  5.25%, due 8/1/14                                     100,000         95,795
  6.25%, due 8/4/08                                     250,000        254,038
Washington Mutual Financial Corp.
  6.875%, due 5/15/11                                   100,000        105,382
Washington Mutual, Inc.
  4.00%, due 1/15/09                                    100,000         96,506
  4.20%, due 1/15/10                                    250,000        238,371
  5.25%, due 9/15/17                                    175,000        162,511
  7.50%, due 8/15/06                                    250,000        251,584
Wells Fargo & Co.
  4.625%, due 8/9/10                                    350,000        338,701
  5.125%, due 9/15/16                                   250,000        235,414
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                                     500,000        518,459
World Savings Bank FSB
  4.125%, due 12/15/09                                  100,000         95,798
Zions Bancorporation
  5.50%, due 11/16/15                                    75,000         72,049
                                                                  ------------
                                                                    12,714,437
                                                                  ------------
CONSUMER (1.2%)
Altria Group, Inc.
  7.65%, due 7/1/08                                     100,000        104,221
Anheuser-Busch Cos., Inc.
  5.95%, due 1/15/33                                    250,000        243,776
Archer-Daniels-Midland Co.
  8.125%, due 6/1/12                                    250,000        281,264
Avon Products, Inc.
  5.125%, due 1/15/11                                    50,000         48,945

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONSUMER (CONTINUED)
Bunge Limited Finance Corp.
  5.35%, due 4/15/14                                $   100,000   $     94,683
Campbell Soup Co.
  4.875%, due 10/1/13                                   100,000         94,635
Clorox Co. (The)
  5.00%, due 1/15/15                                     50,000         46,903
Coca-Cola Enterprises, Inc.
  7.00%, due 10/1/26                                    100,000        107,791
  8.50%, due 2/1/22                                     252,000        308,457
ConAgra Foods, Inc.
  7.875%, due 9/15/10                                   100,000        107,734
Coors Brewing Co.
  6.375%, due 5/15/12                                    50,000         51,262
Corn Products International, Inc.
  8.25%, due 7/15/07                                     50,000         51,353
Fortune Brands, Inc.
  5.375%, due 1/15/16                                   100,000         94,670
  5.875%, due 1/15/36                                    25,000         22,560
General Mills, Inc.
  5.125%, due 2/15/07                                   100,000         99,827
  6.00%, due 2/15/12                                     65,000         65,700
H.J. Heinz Finance Co.
  6.625%, due 7/15/11                                   300,000        308,447
Home Depot, Inc.
  5.40%, due 3/1/16                                     200,000        194,795
J.C. Penney Co., Inc.
  6.875%, due 10/15/15                                  150,000        155,310
Kellogg Co.
  Series B
  6.60%, due 4/1/11                                     200,000        208,558
Kraft Foods, Inc.
  5.25%, due 10/1/13                                    100,000         96,694
  6.25%, due 6/1/12                                     250,000        256,414
Limited Brands, Inc.
  6.125%, due 12/1/12                                    75,000         74,465
Mohawk Industries, Inc.
  6.125%, due 1/15/16                                   100,000         98,236
Newell Rubbermaid, Inc.
  6.75%, due 3/15/12                                     50,000         51,783
Pepsi Bottling Holdings, Inc.
  5.625%, due 2/17/09 (a)                               250,000        251,847
Procter & Gamble Co. (The)
  5.80%, due 8/15/34                                     75,000         72,369
  6.875%, due 9/15/09                                   250,000        262,217
Sara Lee Corp.
  6.25%, due 9/15/11                                    150,000        151,109
Tyson Foods, Inc.
  6.60%, due 4/1/16                                      50,000         49,049
  7.25%, due 10/1/06                                    140,000        140,944
  8.25%, due 10/1/11                                     50,000         53,139

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    117

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
CONSUMER (CONTINUED)
Unilever Capital Corp.
  5.90%, due 11/15/32                               $   100,000   $     95,305
                                                                  ------------
                                                                     4,344,462
                                                                  ------------
ELECTRIC (1.4%)
Alabama Power Co.
  Series FF
  5.20%, due 1/15/16                                     50,000         47,833
American Electric Power Co., Inc.
  Series C
  5.375%, due 3/15/10                                   200,000        197,880
Appalachian Power Co.
  Series H
  5.95%, due 5/15/33                                    100,000         91,324
Arizona Public Service Co.
  6.375%, due 10/15/11                                  100,000        101,384
CenterPoint Energy Houston Electric LLC
  Series K2
  6.95%, due 3/15/33                                    100,000        105,737
Commonwealth Edison Co.
  6.95%, due 7/15/18                                     50,000         51,280
Dominion Resources, Inc.
  5.00%, due 3/15/13                                    100,000         94,115
  5.15%, due 7/15/15                                    100,000         92,984
  Series B
  6.25%, due 6/30/12                                    150,000        151,900
DTE Energy Co.
  7.05%, due 6/1/11                                     100,000        105,280
Duke Energy Corp.
  6.45%, due 10/15/32                                   250,000        249,516
Exelon Corp.
  6.75%, due 5/1/11                                     200,000        208,734
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                                   250,000        257,806
  Series C
  7.375%, due 11/15/31                                   50,000         54,326
FPL Group Capital, Inc.
  7.375%, due 6/1/09                                    250,000        263,531
Midamerican Energy Holdings Co.
  5.875%, due 10/1/12                                   100,000        100,131
Midamerican Funding LLC
  6.75%, due 3/1/11                                     100,000        104,334
Niagara Mohawk Power Corp.
  7.75%, due 10/1/08                                     50,000         52,414
Pacific Gas & Electric Co.
  6.05%, due 3/1/34                                     250,000        239,138

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ELECTRIC (CONTINUED)
Pepco Holdings, Inc.
  6.45%, due 8/15/12                                $   100,000   $    101,850
  7.45%, due 8/15/32                                    100,000        107,960
Progress Energy, Inc.
  5.625%, due 1/15/16                                    50,000         48,314
  6.85%, due 4/15/12                                    400,000        418,228
PSE&G Power LLC
  7.75%, due 4/15/11                                    100,000        108,363
PSI Energy, Inc.
  5.00%, due 9/15/13                                    100,000         94,570
Public Service Electric & Gas Co.
  Series D
  5.25%, due 7/1/35                                      50,000         43,355
  6.375%, due 5/1/08                                    250,000        254,172
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                                     25,000         22,261
SCANA Corp.
  6.25%, due 2/1/12                                     100,000        101,824
Sempra Energy
  6.00%, due 2/1/13                                     100,000        100,159
Southern California Edison Co.
  5.00%, due 1/15/14                                    100,000         95,205
  6.00%, due 1/15/34                                    100,000         96,271
Southern Power Co.
  Series B
  6.25%, due 7/15/12                                    100,000        101,946
TXU Electric Delivery Co.
  6.375%, due 5/1/12                                    100,000        102,020
  7.00%, due 9/1/22                                     100,000        104,408
Union Electric Co.
  4.65%, due 10/1/13                                    100,000         92,754
  5.40%, due 2/1/16                                     100,000         96,403
Union Oil Co. of California
  7.35%, due 6/15/09                                    100,000        105,697
Virginia Electric and Power Co.
  6.00%, due 1/15/36                                    100,000         93,014
Wisconsin Energy Corp.
  6.50%, due 4/1/11                                     100,000        103,327
                                                                  ------------
                                                                     4,961,748
                                                                  ------------
ENERGY (1.0%)
Amerada Hess Corp.
  7.30%, due 8/15/31                                    100,000        108,668
Amoco Co.
  6.50%, due 8/1/07                                     250,000        253,623
Anadarko Finance Co.
  6.75%, due 5/1/11                                     100,000        104,905
Atmos Energy Corp.
  4.00%, due 10/15/09                                   100,000         94,654
Burlington Resources, Inc.
  7.375%, due 3/1/29                                    104,000        118,945

 118   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ENERGY (CONTINUED)
ConocoPhillips
  5.90%, due 10/15/32                               $   250,000   $    242,827
Consolidated Edison Co. of New York, Inc.
  5.625%, due 7/1/12                                    100,000         99,560
Constellation Energy Group, Inc.
  6.125%, due 9/1/09                                    100,000        101,649
Consumers Energy Co.
  Series B
  5.375%, due 4/15/13                                   100,000         96,382
Cooper Industries, Inc.
  5.25%, due 11/15/12                                    50,000         48,715
Devon Financing Corp. LLC
  6.875%, due 9/30/11                                   400,000        422,754
Enterprise Products Operating, L.P.
  5.75%, due 3/1/35                                     100,000         86,682
  6.875%, due 3/1/33                                    100,000         99,683
Florida Power & Light Co.
  5.95%, due 10/1/33                                    100,000         96,653
Halliburton Co.
  5.50%, due 10/15/10                                   100,000         99,841
Kinder Morgan Energy Partners, L.P.
  5.80%, due 3/15/35                                    250,000        221,117
  6.75%, due 3/15/11                                    200,000        208,110
  7.125%, due 3/15/12                                   150,000        159,539
Kinder Morgan, Inc.
  5.15%, due 3/1/15                                     100,000         93,257
Marathon Oil Corp.
  6.80%, due 3/15/32                                    100,000        106,066
Northern States Power Co.
  6.875%, due 8/1/09                                    100,000        103,786
Occidental Petroleum Corp.
  7.20%, due 4/1/28                                     100,000        110,990
PPL Energy Supply LLC
  5.40%, due 8/15/14                                    100,000         95,747
Texaco Capital, Inc.
  9.75%, due 3/15/20                                    176,000        241,279
Valero Energy Corp.
  7.50%, due 4/15/32                                    100,000        112,046
XTO Energy, Inc.
  4.90%, due 2/1/14                                      75,000         70,335
                                                                  ------------
                                                                     3,597,813
                                                                  ------------
FINANCE--OTHER (2.6%)
American Express Travel Related Services Co., Inc.
  Series E
  3.625%, due 2/20/09                                   250,000        238,301

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FINANCE--OTHER (CONTINUED)
Archstone-Smith Operating Trust
  5.25%, due 5/1/15                                 $   100,000   $     94,769
AvalonBay Communities, Inc.
  4.95%, due 3/15/13                                    100,000         94,779
Barrick Gold Finance Co.
  4.875%, due 11/15/14                                   50,000         46,560
Bear Stearns Cos., Inc. (The)
  5.70%, due 11/15/14                                   250,000        246,374
Boston Properties, Inc.
  6.25%, due 1/15/13                                    100,000        102,239
Brandywine Operating Partnership, L.P.
  4.50%, due 11/1/09                                    125,000        119,808
Camden Property Trust
  4.375%, due 1/15/10                                   100,000         96,035
CarrAmerica Realty Corp.
  3.625%, due 4/1/09                                     50,000         47,535
Chelsea Property Group, Inc.
  6.00%, due 1/15/13                                    100,000        100,240
Colonial Realty, L.P.
  4.80%, due 4/1/11                                      50,000         47,208
Countrywide Home Loans, Inc.
  3.25%, due 5/21/08                                    250,000        239,632
  5.625%, due 5/15/07                                   100,000        100,215
Credit Suisse First Boston USA, Inc.
  3.875%, due 1/15/09                                   125,000        120,366
  4.875%, due 1/15/15                                   350,000        325,824
  5.125%, due 1/15/14                                   100,000         95,667
  5.25%, due 3/2/11                                     100,000         98,569
  6.50%, due 1/15/12                                    250,000        259,869
D.R. Horton, Inc.
  4.875%, due 1/15/10                                   100,000         96,508
Deutsche Bank Financial, Inc.
  7.50%, due 4/25/09                                    125,000        131,985
Developers Diversified Realty Corp.
  5.00%, due 5/3/10                                      50,000         48,500
EOP Operating, L.P.
  4.75%, due 3/15/14                                    100,000         91,739
  7.75%, due 11/15/07                                   425,000        438,550
ERP Operating, L.P.
  5.375%, due 8/1/16                                     50,000         47,548
  6.95%, due 3/2/11                                     100,000        105,277
Golden West Financial Corp.
  4.75%, due 10/1/12                                    100,000         95,174
Goldman Sachs Group, Inc. (The)
  4.75%, due 7/15/13                                    250,000        234,817
  5.15%, due 1/15/14                                    625,000        596,746
  5.35%, due 1/15/16                                    250,000        238,962
  5.70%, due 9/1/12                                     450,000        449,469

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    119

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
FINANCE--OTHER (CONTINUED)
Goldman Sachs Group, L.P.
  5.00%, due 10/1/14                                $   100,000   $     93,887
Hospitality Properties Trust
  5.125%, due 2/15/15                                    50,000         45,989
Kimco Realty Corp.
  5.783%, due 3/15/16                                    50,000         48,967
Lehman Brothers Holdings, Inc.
  5.50%, due 4/4/16                                     200,000        193,207
  6.625%, due 1/18/12                                   150,000        157,089
  7.00%, due 2/1/08                                     250,000        256,539
Liberty Property, L.P.
  5.125%, due 3/2/15                                    100,000         92,825
Mack-Cali Realty, L.P.
  5.05%, due 4/15/10                                     50,000         48,457
Merrill Lynch & Co., Inc.
  Series C
  5.00%, due 1/15/15                                    150,000        141,585
  Series B
  5.30%, due 9/30/15                                    250,000        239,547
  6.00%, due 2/17/09                                    250,000        254,030
Morgan Stanley
  3.625%, due 4/1/08                                    250,000        242,292
  4.00%, due 1/15/10                                    350,000        331,897
  5.375%, due 10/15/15                                  275,000        262,885
  6.60%, due 4/1/12                                     175,000        182,926
  6.75%, due 10/15/13                                   175,000        183,891
National Rural Utilities Cooperative Finance Corp.
  5.75%, due 8/28/09                                    250,000        252,291
  Series C
  7.25%, due 3/1/12                                      50,000         53,590
Pricoa Global Funding I
  4.20%, due 1/15/10 (a)                                100,000         95,449
  4.625%, due 6/25/12 (a)                               100,000         94,462
Principal Life Income Funding Trust
  5.20%, due 11/15/10                                    50,000         49,235
ProLogis
  5.625%, due 11/15/15 (a)                               50,000         48,274
Regency Centers, L.P.
  5.25%, due 8/1/15                                     100,000         93,797
Residential Capital Corp.
  6.375%, due 6/30/10                                   125,000        124,470
Simon Property Group, L.P.
  3.75%, due 1/30/09                                     50,000         47,837
  5.375%, due 8/28/08                                   100,000         99,673
SLM Corp.
  5.625%, due 8/1/33                                    250,000        225,281
                                                                  ------------
                                                                     9,009,637
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
GAS (0.2%)
AGL Capital Corp.
  4.45%, due 4/15/13                                $   100,000   $     91,665
KeySpan Corp.
  4.65%, due 4/1/13                                     100,000         93,151
Michigan Consolidated Gas Co.
  Series B
  7.15%, due 5/30/06                                    375,000        375,493
NiSource Finance Corp.
  6.15%, due 3/1/13                                     100,000        100,908
ONEOK, Inc.
  5.51%, due 2/16/08                                    100,000         99,881
                                                                  ------------
                                                                       761,098
                                                                  ------------
INDEPENDENT (1.7%)
American General Finance Corp.
  Series H
  4.00%, due 3/15/11                                    250,000        232,415
  Series G
  5.75%, due 3/15/07                                    250,000        250,983
Ameriprise Financial, Inc.
  5.35%, due 11/15/10                                   100,000         98,732
CIT Group, Inc.
  5.75%, due 9/25/07                                    250,000        251,251
  7.75%, due 4/2/12                                     250,000        273,842
CitiFinancial Credit Co.
  8.70%, due 6/15/10                                    227,000        252,866
General Electric Capital Corp.
  5.00%, due 6/15/07                                    750,000        748,060
  6.00%, due 6/15/12                                  1,125,000      1,150,407
  Series A
  6.75%, due 3/15/32                                    400,000        431,931
HSBC Finance Corp.
  5.00%, due 6/30/15                                    250,000        233,252
  5.50%, due 1/19/16                                    500,000        482,949
  5.75%, due 1/30/07                                    250,000        250,905
  6.375%, due 10/15/11                                  550,000        568,784
  6.40%, due 6/17/08                                    250,000        255,036
International Lease Finance Corp.
  Series O
  4.375%, due 11/1/09                                   250,000        239,278
Toll Brothers Finance Corp.
  5.15%, due 5/15/15                                     50,000         44,809
                                                                  ------------
                                                                     5,765,500
                                                                  ------------
INSURANCE (0.8%)
Aetna, Inc.
  7.875%, due 3/1/11                                    100,000        109,279
AIG SunAmerica Global Financing VI
  6.30%, due 5/10/11 (a)                                250,000        257,896

 120   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Allstate Corp. (The)
  5.00%, due 8/15/14                                $   150,000   $    142,119
  7.20%, due 12/1/09                                    100,000        105,612
American International Group, Inc.
  4.70%, due 10/1/10 (a)                                100,000         96,748
  6.25%, due 5/1/36 (a)                                  50,000         49,162
Aon Corp.
  7.375%, due 12/14/12                                  100,000        107,892
Assurant, Inc.
  5.625%, due 2/15/14                                   100,000         97,078
Berkshire Hathaway Finance Corp.
  4.85%, due 1/15/15                                    400,000        375,144
Chubb Corp.
  5.20%, due 4/1/13                                     100,000         96,688
Genworth Financial, Inc.
  5.75%, due 6/15/14                                     50,000         49,508
Hartford Financial Services Group, Inc. (The)
  7.90%, due 6/15/10                                    100,000        108,337
Marsh & McLennan Cos., Inc.
  5.375%, due 7/15/14                                   100,000         93,832
MetLife, Inc.
  5.00%, due 11/24/13                                    50,000         47,456
  5.00%, due 6/15/15                                    100,000         93,717
  5.70%, due 6/15/35                                    100,000         90,876
  6.125%, due 12/1/11                                   100,000        102,662
Nationwide Financial Services, Inc.
  5.10%, due 10/1/15                                     25,000         23,340
Protective Life Corp.
  4.875%, due 11/1/14                                   100,000         93,825
Prudential Financial, Inc.
  Series B
  5.10%, due 9/20/14                                    100,000         95,081
SAFECO Corp.
  4.20%, due 2/1/08                                     100,000         97,703
Travelers Property Casualty Corp.
  5.00%, due 3/15/13                                    100,000         95,540
UnitedHealth Group, Inc.
  5.00%, due 8/15/14                                    100,000         94,662
  5.375%, due 3/15/16                                   100,000         95,959
WellPoint, Inc.
  5.95%, due 12/15/34                                   150,000        139,881
                                                                  ------------
                                                                     2,759,997
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MANUFACTURING (2.2%)
Alcoa, Inc.
  6.00%, due 1/15/12                                $   250,000   $    255,111
American Standard, Inc.
  7.375%, due 2/1/08                                     50,000         51,295
Black & Decker Corp.
  4.75%, due 11/1/14                                     50,000         45,114
Boeing Co. (The)
  6.125%, due 2/15/33                                   250,000        253,108
Bottling Group LLC
  5.50%, due 4/1/16                                     100,000         97,316
Caterpillar, Inc.
  5.30%, due 9/15/35                                    313,000        278,957
Centex Corp.
  7.50%, due 1/15/12                                    100,000        106,473
Computer Sciences Corp.
  5.00%, due 2/15/13                                    100,000         94,357
CRH America, Inc.
  5.30%, due 10/15/13                                   100,000         95,856
DaimlerChrysler NA Holding Corp.
  4.05%, due 6/4/08                                     250,000        242,660
  6.40%, due 5/15/06                                    250,000        250,076
  8.50%, due 1/18/31                                    250,000        289,808
Dover Corp.
  5.375%, due 10/15/35                                   50,000         44,202
Dow Chemical Co. (The)
  6.00%, due 10/1/12                                    200,000        203,356
  8.55%, due 10/15/09                                    50,000         54,706
E.I. du Pont de Nemours & Co.
  4.75%, due 11/15/12                                   250,000        236,843
Eastman Chemical Co.
  7.25%, due 1/15/24                                    100,000        102,295
Electronic Data Systems Corp.
  Series B
  6.50%, due 8/1/13                                     100,000        100,211
Emerson Electric Co.
  7.125%, due 8/15/10                                   250,000        265,875
First Data Corp.
  4.70%, due 8/1/13                                     100,000         94,062
General Dynamics Corp.
  4.25%, due 5/15/13                                    100,000         92,437
Goodrich Corp.
  7.00%, due 4/15/38                                     50,000         50,510
Hewlett-Packard Co.
  3.625%, due 3/15/08                                   250,000        242,263
Honeywell International, Inc.
  7.50%, due 3/1/10                                     100,000        106,889
ICI Wilmington, Inc.
  4.375%, due 12/1/08                                   100,000         96,286

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    121

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
International Business Machines Corp.
  4.25%, due 9/15/09                                $   150,000   $    145,221
  6.50%, due 1/15/28                                    100,000        102,936
  7.50%, due 6/15/13                                    100,000        111,324
International Paper Co.
  5.25%, due 4/1/16                                     100,000         91,994
  5.85%, due 10/30/12                                   100,000         99,546
John Deere Capital Corp.
  7.00%, due 3/15/12                                    250,000        266,512
Johnson Controls, Inc.
  5.50%, due 1/15/16                                     50,000         47,858
  6.00%, due 1/15/36                                     50,000         46,476
Lennar Corp.
  Series B
  5.125%, due 10/1/10                                    50,000         48,545
  Series B
  5.60%, due 5/31/15                                     50,000         47,017
Litton Industries, Inc.
  8.00%, due 10/15/09                                   100,000        107,478
Lockheed Martin Corp.
  7.65%, due 5/1/16                                     250,000        282,469
Lubrizol Corp.
  5.50%, due 10/1/14                                    100,000         95,775
Masco Corp.
  4.80%, due 6/15/15                                    200,000        181,748
MDC Holdings, Inc.
  5.375%, due 7/1/15                                     50,000         44,975
MeadWestvaco Corp.
  6.85%, due 4/1/12                                     100,000        102,977
Medtronic, Inc.
  Series B
  4.75%, due 9/15/15                                     50,000         46,175
Monsanto Co.
  7.375%, due 8/15/12                                   100,000        108,188
Motorola, Inc.
  7.50%, due 5/15/25                                    100,000        111,471
Newmont Mining Corp.
  8.625%, due 5/15/11                                    50,000         56,184
Northrop Grumman Corp.
  7.125%, due 2/15/11                                   100,000        106,363
  7.875%, due 3/1/26                                    100,000        117,586
Praxair, Inc.
  3.95%, due 6/1/13                                     100,000         89,810
Pulte Homes, Inc.
  7.875%, due 8/1/11                                    100,000        107,523

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MANUFACTURING (CONTINUED)
Raytheon Co.
  5.50%, due 11/15/12                               $   100,000   $     98,448
  6.40%, due 12/15/18                                   200,000        206,070
  6.75%, due 8/15/07                                     88,000         89,154
Rohm & Haas Co.
  7.85%, due 7/15/29                                    100,000        118,892
Textron Financial Corp.
  4.125%, due 3/3/08                                    125,000        122,237
Toyota Motor Credit Corp.
  4.25%, due 3/15/10                                    100,000         96,193
United Technologies Corp.
  5.40%, due 5/1/35                                     100,000         91,672
  6.35%, due 3/1/11                                     250,000        258,558
Weyerhaeuser Co.
  6.75%, due 3/15/12                                    200,000        207,008
  7.375%, due 3/15/32                                   100,000        104,432
                                                                  ------------
                                                                     7,708,881
                                                                  ------------
SERVICE (2.7%)
Albertson's, Inc.
  8.00%, due 5/1/31                                     100,000         94,262
Allergan, Inc.
  5.75%, due 4/1/16 (a)                                  50,000         49,332
Amgen, Inc.
  4.85%, due 11/18/14                                    50,000         46,866
Baxter International, Inc.
  4.625%, due 3/15/15                                    50,000         45,418
Belo Corp.
  8.00%, due 11/1/08                                    100,000        104,245
Boston Scientific Corp.
  6.25%, due 11/15/15                                    50,000         49,399
Bristol-Myers Squibb Co.
  5.75%, due 10/1/11                                    250,000        251,617
  7.15%, due 6/15/23                                     50,000         54,684
Cardinal Health, Inc.
  5.85%, due 12/15/17                                   100,000         97,124
Cendant Corp.
  6.25%, due 1/15/08                                    200,000        202,263
Cisco Systems, Inc.
  5.50%, due 2/22/16                                    100,000         97,480
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                    100,000         92,165
  6.00%, due 11/1/06                                    200,000        200,451
  6.875%, due 6/15/18                                   100,000         96,462
Comcast Cable Communications Holdings, Inc.
  8.375%, due 3/15/13                                   250,000        279,871
Comcast Cable Communications, Inc.
  7.125%, due 6/15/13                                   400,000        421,722

 122   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
SERVICE (CONTINUED)
Comcast Corp.
  4.95%, due 6/15/16                                $   100,000   $     90,500
  5.65%, due 6/15/35                                    200,000        171,770
COX Communications, Inc.
  3.875%, due 10/1/08                                    40,000         38,426
  5.45%, due 12/15/14                                   100,000         94,661
  7.75%, due 8/15/06                                    100,000        100,546
  7.75%, due 11/1/10                                    200,000        213,853
CVS Corp.
  4.875%, due 9/15/14                                    50,000         46,432
Eli Lilly & Co.
  4.50%, due 3/15/18                                    100,000         88,377
Federated Department Stores, Inc.
  6.625%, due 9/1/08                                    100,000        102,432
FedEx Corp.
  2.65%, due 4/1/07                                      50,000         48,701
Genentech, Inc.
  4.75%, due 7/15/15                                    100,000         92,452
GlaxoSmithKline Capital, Inc.
  4.375%, due 4/15/14                                   100,000         92,059
Harrah's Operating Co., Inc.
  5.375%, due 12/15/13                                  100,000         94,634
  5.625%, due 6/1/15                                     50,000         47,459
  8.00%, due 2/1/11                                     100,000        108,223
Historic TW, Inc.
  6.625%, due 5/15/29                                   250,000        242,256
IAC/InterActiveCorp.
  7.00%, due 1/15/13                                    100,000        101,576
Kroger Co. (The)
  5.50%, due 2/1/13                                     250,000        242,680
Lowe's Cos., Inc.
  6.875%, due 2/15/28                                   100,000        108,524
Marriott International, Inc.
  4.625%, due 6/15/12                                    50,000         46,625
May Department Stores Co. (The)
  5.95%, due 11/1/08                                     50,000         50,462
  6.65%, due 7/15/24                                     50,000         49,371
  6.70%, due 9/15/28                                    100,000         97,726
McKesson Corp.
  7.75%, due 2/1/12                                      50,000         54,432
Merck & Co., Inc.
  4.75%, due 3/1/15                                     250,000        229,737
News America, Inc.
  5.30%, due 12/15/14                                   200,000        191,490
  7.25%, due 5/18/18                                    100,000        107,469
Oracle Corp.
  5.00%, due 1/15/11 (a)                                100,000         97,461

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SERVICE (CONTINUED)
Pfizer, Inc.
  4.65%, due 3/1/18                                 $   300,000   $    271,460
Quest Diagnostics, Inc.
  5.125%, due 11/1/10                                    50,000         48,893
R.R. Donnelley & Sons Co.
  5.50%, due 5/15/15                                    100,000         93,181
Republic Services, Inc.
  6.75%, due 8/15/11                                     50,000         52,139
Safeway, Inc.
  5.80%, due 8/15/12                                    200,000        197,818
Schering-Plough Corp.
  6.75%, due 12/1/33                                    100,000        104,699
Science Applications International Corp.
  6.25%, due 7/1/12                                     100,000        100,293
Target Corp.
  5.875%, due 3/1/12                                    250,000        253,930
Time Warner, Inc.
  6.75%, due 4/15/11                                    250,000        259,192
  6.875%, due 5/1/12                                    125,000        130,381
  7.625%, due 4/15/31                                   150,000        162,380
Viacom, Inc.
  5.50%, due 5/15/33                                    100,000         82,756
  5.625%, due 8/15/12                                   350,000        343,196
  6.875%, due 4/30/36 (a)                               250,000        246,380
Wal-Mart Stores, Inc.
  4.75%, due 8/15/10                                    150,000        146,174
  5.25%, due 9/1/35                                     250,000        219,584
  6.875%, due 8/10/09                                   250,000        261,194
Walt Disney Co. (The)
  Series B
  5.875%, due 12/15/17                                  125,000        123,399
  6.375%, due 3/1/12                                    250,000        258,533
Waste Management, Inc.
  5.00%, due 3/15/14                                     50,000         47,016
  7.00%, due 10/15/06                                   100,000        100,714
  7.125%, due 12/15/17                                  100,000        107,312
WellPoint, Inc.
  6.80%, due 8/1/12                                     100,000        105,646
Wyeth
  5.50%, due 3/15/13                                    250,000        245,971
  5.50%, due 2/1/14                                      50,000         48,853
  6.45%, due 2/1/24                                     100,000        101,043
Yum! Brands, Inc.
  8.875%, due 4/15/11                                   100,000        112,332
                                                                  ------------
                                                                     9,458,164
                                                                  ------------
TELECOM (1.2%)
ALLTEL Corp.
  4.656%, due 5/17/07                                   100,000         99,322
  7.00%, due 7/1/12                                     250,000        265,742

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    123

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
TELECOM (CONTINUED)
BellSouth Corp.
  5.20%, due 9/15/14                                $   100,000   $     94,733
  6.00%, due 11/15/34                                   100,000         92,152
  6.875%, due 10/15/31                                  250,000        253,915
CenturyTel, Inc.
  Series F
  6.30%, due 1/15/08                                    100,000        100,981
  Series H
  8.375%, due 10/15/10                                  100,000        109,143
Cingular Wireless LLC
  6.50%, due 12/15/11                                   100,000        104,415
New Cingular Wireless Services, Inc.
  8.125%, due 5/1/12                                    100,000        111,958
  8.75%, due 3/1/31                                     100,000        125,700
SBC Communications, Inc.
  5.10%, due 9/15/14                                    700,000        659,022
  5.875%, due 2/1/12                                    100,000        100,453
  6.15%, due 9/15/34                                    250,000        235,480
Sprint Capital Corp.
  6.875%, due 11/15/28                                  100,000        103,020
  7.625%, due 1/30/11                                   100,000        107,922
  8.375%, due 3/15/12                                   500,000        562,170
  8.75%, due 3/15/32                                    100,000        124,079
Verizon Global Funding Corp.
  5.85%, due 9/15/35                                    100,000         89,077
  6.125%, due 6/15/07                                   250,000        251,921
  7.75%, due 12/1/30                                    350,000        386,057
Verizon Pennsylvania, Inc.
  Series A
  5.65%, due 11/15/11                                   250,000        246,132
                                                                  ------------
                                                                     4,223,394
                                                                  ------------
TRANSPORTATION (0.4%)
Burlington Northern
  Santa Fe Corp.
  6.75%, due 7/15/11                                    100,000        105,280
  7.125%, due 12/15/10                                  100,000        106,204
CSX Corp.
  6.30%, due 3/15/12                                    100,000        102,910
CSX Transportation, Inc.
  7.875%, due 5/15/43                                   100,000        117,333
Norfolk Southern Corp.
  5.64%, due 5/17/29                                    144,000        132,843
  6.00%, due 4/30/08                                    100,000        101,078
  7.05%, due 5/1/37                                     100,000        109,218
TTX Co.
  5.00%, due 4/1/12 (a)                                 100,000         96,322

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TRANSPORTATION (CONTINUED)
Union Pacific Corp.
  5.75%, due 10/15/07                               $   100,000   $    100,398
  6.125%, due 1/15/12                                   100,000        101,762
  6.65%, due 1/15/11                                    100,000        103,906
  7.00%, due 2/1/16                                      50,000         53,949
                                                                  ------------
                                                                     1,231,203
                                                                  ------------
Total Corporate Bonds
  (Cost $68,614,440)                                                66,536,334
                                                                  ------------

FOREIGN BONDS (3.0%)
------------------------------------------------------------------------------
BANKS (0.5%)
Bank of Tokyo-Mitsubishi, Ltd. (The)
  8.40%, due 4/15/10                                    100,000        109,602
HSBC Holdings PLC
  7.50%, due 7/15/09                                    250,000        263,886
International Bank of Reconstruction & Development
  (zero coupon), due 3/11/31                            504,000        121,649
Korea Development Bank
  4.25%, due 11/13/07                                   100,000         98,276
Kreditanstalt fuer Wiederaufbau
  3.375%, due 1/23/08                                   550,000        534,340
Landwirtschaftliche Rentenbank
  Series 5
  3.25%, due 6/16/08                                    250,000        240,539
National Australia Bank, Ltd.
  4.80%, due 4/6/10 (a)                                 100,000         97,376
Royal Bank of Scotland Group PLC
  5.00%, due 11/12/13                                   100,000         95,620
  5.05%, due 1/8/15                                     100,000         94,640
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                                    100,000        105,027
                                                                  ------------
                                                                     1,760,955
                                                                  ------------
CONSUMER (0.1%)
Diageo Capital PLC
  3.375%, due 3/20/08                                   250,000        241,051
                                                                  ------------

ELECTRIC (0.0%)++
Scottish Power PLC
  5.375%, due 3/15/15                                   100,000         95,617
                                                                  ------------

ENERGY (0.0%)++
Transocean, Inc.
  7.375%, due 4/15/18                                   100,000        110,533
                                                                  ------------

 124   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
FINANCE--OTHER (0.0%)++
BSKYB Finance UK PLC
  5.625%, due 10/15/15 (a)                          $    50,000   $     47,831
                                                                  ------------

FOREIGN SOVEREIGN (1.2%)
Canadian Government
  5.25%, due 11/5/08                                    500,000        503,656
Malaysian Government
  7.50%, due 7/15/11                                    100,000        108,308
Republic of Chile
  5.50%, due 1/15/13                                    100,000         98,300
Republic of Finland
  4.75%, due 3/6/07                                     250,000        248,752
Republic of Italy
  4.375%, due 10/25/06                                  250,000        249,029
  5.625%, due 6/15/12                                   750,000        755,189
Republic of Korea
  8.875%, due 4/15/08                                   250,000        268,594
Republic of Poland
  5.25%, due 1/15/14                                    100,000         97,300
Republic of South Africa
  7.375%, due 4/25/12                                   100,000        106,875
United Mexican States
  Series A
  5.875%, due 1/15/14                                   750,000        741,750
  6.375%, due 1/16/13                                   550,000        559,075
  6.75%, due 9/27/34 (b)                                150,000        152,400
  7.50%, due 1/14/12                                    250,000        268,750
                                                                  ------------
                                                                     4,157,978
                                                                  ------------
GAS (0.0%)++
Weatherford International, Inc.
  5.50%, due 2/15/16                                     50,000         48,237
                                                                  ------------

INDEPENDENT (0.1%)
CIT Group Co. of Canada
  5.20%, due 6/1/15                                     300,000        282,202
                                                                  ------------

INSURANCE (0.1%)
Axa
  8.60%, due 12/15/30                                   105,000        129,699
XL Capital, Ltd.
  5.25%, due 9/15/14                                     50,000         46,653
                                                                  ------------
                                                                       176,352
                                                                  ------------
MANUFACTURING (0.2%)
Alcan, Inc.
  5.00%, due 6/1/15                                     100,000         93,273

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MANUFACTURING (CONTINUED)
BHP Billiton Finance USA, Ltd.
  4.80%, due 4/15/13                                $   100,000   $     95,200
  5.25%, due 12/15/15                                   100,000         95,900
Celulosa Arauco y
  Constitucion S.A.
  5.625%, due 4/20/15                                    50,000         47,162
Hanson Australia Funding, Ltd.
  5.25%, due 3/15/13                                    100,000         94,804
Tyco International Group S.A.
  6.00%, due 11/15/13                                   100,000         99,674
                                                                  ------------
                                                                       526,013
                                                                  ------------
REGIONAL GOVERNMENT (0.1%)
Hydro-Quebec
  Series JL
  6.30%, due 5/11/11                                    250,000        259,423
Province of British Columbia
  5.375%, due 10/29/08                                  250,000        251,302
                                                                  ------------
                                                                       510,725
                                                                  ------------
SERVICE (0.0%)++
Thomson Corp. (The)
  6.20%, due 1/5/12                                     100,000        101,664
                                                                  ------------

TELECOM (0.7%)
America Movil S.A. de C.V.
  5.75%, due 1/15/15                                    125,000        119,375
British Telecommunications PLC
  8.375%, due 12/15/10                                  100,000        111,091
  8.875%, due 12/15/30                                  100,000        126,399
Deutsche Telekom International Finance B.V.
  5.25%, due 7/22/13                                    100,000         95,541
  8.00%, due 6/15/10                                    350,000        380,444
  9.25%, due 6/1/32                                     100,000        128,021
France Telecom S.A.
  8.50%, due 3/1/31                                     250,000        308,111
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10                                    100,000        107,236
Telecom Italia Capital S.A.
  4.95%, due 9/30/14                                    150,000        137,305
  6.00%, due 9/30/34                                    100,000         89,244
  6.375%, due 11/15/33                                  100,000         93,621
Telefonica Europe B.V.
  7.75%, due 9/15/10                                    150,000        161,054
  8.25%, due 9/15/30                                    100,000        114,568
Telefonos de Mexico S.A. de C.V.
  4.50%, due 11/19/08                                   100,000         97,215

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    125

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
TELECOM (CONTINUED)
Vodafone Group PLC
  7.75%, due 2/15/10                                $   250,000   $    267,172
  7.875%, due 2/15/30                                   100,000        113,279
                                                                  ------------
                                                                     2,449,676
                                                                  ------------
Total Foreign Bonds
  (Cost $10,821,068)                                                10,508,834
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (73.6%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.0%)
  3.375%, due 9/14/07 (c)                             1,500,000      1,465,263
  4.25%, due 5/15/09 (b)                              2,000,000      1,949,216
                                                                  ------------
                                                                     3,414,479
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.7%)
  4.00%, due 12/15/09 (c)                             3,250,000      3,123,276
  4.125%, due 7/12/10 (c)                             1,085,000      1,039,784
  4.50%, due 7/15/13 (c)                              1,000,000        951,377
  4.50%, due 1/15/15 (b)                              2,000,000      1,885,806
  5.00%, due 7/15/14 (c)                              1,000,000        978,727
  6.25%, due 7/15/32 (c)                              1,500,000      1,639,568
                                                                  ------------
                                                                     9,618,538
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (13.7%)
  4.50%, due 8/1/20 (c)                               4,635,910      4,414,517
  4.50%, due 11/1/20 (c)                                977,938        930,737
  4.50%, due 1/1/21 (c)                                 988,364        940,660
  4.50%, due 2/1/21 (c)                               1,978,461      1,882,969
  4.50%, due 3/1/21 (c)                               1,400,000      1,332,428
  4.50%, due 8/1/33 (c)                                 412,155        378,772
  4.50%, due 6/1/34 (c)                                 484,543        444,497
  4.50%, due 5/1/35 (c)                                 920,708        842,667
  4.50%, due 6/1/35 (c)                                 965,469        883,634
  4.50%, due 8/1/35 (c)                                 960,334        878,934
  5.00%, due 5/1/18 (c)                                 556,072        541,760
  5.00%, due 6/1/18 (c)                                 285,513        278,135
  5.00%, due 7/1/18 (c)                                 842,272        820,551
  5.00%, due 9/1/18 (c)                               1,016,420        990,363
  5.00%, due 11/1/18 (c)                                854,708        832,621
  5.00%, due 12/1/18 (c)                                359,279        349,994
  5.00%, due 11/1/20 (c)                              2,896,936      2,817,274
  5.00%, due 12/1/20 (c)                              2,955,819      2,874,538
  5.00%, due 4/1/35 (c)                                 482,496        456,329
  5.00%, due 7/1/35 (c)                               1,429,179      1,351,672
  5.00%, due 8/1/35 (c)                               4,342,203      4,106,715
  5.00%, due 9/1/35 (c)                               2,432,668      2,300,739
  5.00%, due 10/1/35 (c)                              1,968,506      1,861,749
  5.50%, due 3/1/17 (c)                                 228,027        226,265
  5.50%, due 7/1/17 (c)                                 124,517        123,550

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 10/1/17 (c)                            $   435,613   $    432,195
  5.50%, due 7/1/35 (c)                               4,606,706      4,476,595
  5.50%, due 8/1/35 (c)                               4,215,185      4,096,133
  5.50%, due 1/1/36 (c)                               2,984,798      2,900,496
  6.00%, due 12/1/13 (c)                                 13,089         13,207
  6.00%, due 4/1/14 (c)                                  34,445         34,741
  6.00%, due 2/1/17 (c)                                 141,969        143,520
  6.00%, due 3/1/17 (c)                                 132,368        133,818
  6.00%, due 5/1/17 (c)                                 242,884        245,551
  6.00%, due 7/1/17 (c)                                  72,932         73,733
  6.00%, due 8/1/17 (c)                                  30,839         31,176
  6.00%, due 3/1/29 (c)                                  43,669         43,700
  6.00%, due 12/1/35 (c)                                 26,161         26,092
  6.00%, due 5/1/36 TBA (d)                             700,000        697,593
  6.50%, due 4/1/11 (c)                                   7,089          7,194
  6.50%, due 5/1/11 (c)                                   6,147          6,249
  6.50%, due 10/1/11 (c)                                  5,182          5,259
  6.50%, due 6/1/14 (c)                                  49,300         50,314
  6.50%, due 4/1/17 (c)                                  26,302         26,855
  6.50%, due 5/1/17 (c)                                  82,685         84,424
  6.50%, due 12/1/24 (c)                                 87,217         89,025
  6.50%, due 11/1/25 (c)                                 55,614         56,851
  6.50%, due 5/1/26 (c)                                  17,424         17,778
  6.50%, due 3/1/27 (c)                                  18,186         18,590
  6.50%, due 5/1/31 (c)                                  41,016         41,849
  6.50%, due 8/1/31 (c)                                  35,412         36,132
  6.50%, due 1/1/32 (c)                                 171,401        174,886
  6.50%, due 3/1/32 (c)                                 184,803        188,435
  6.50%, due 4/1/32 (c)                                  54,464         55,523
  6.50%, due 7/1/32 (c)                                  48,730         49,678
  6.50%, due 1/1/34 (c)                                 302,395        307,555
  7.00%, due 6/1/11 (c)                                  13,406         13,705
  7.00%, due 11/1/11 (c)                                  3,999          4,093
  7.00%, due 4/1/26 (c)                                  17,310         17,835
  7.00%, due 7/1/26 (c)                                   2,353          2,424
  7.00%, due 12/1/27 (c)                                 32,374         33,327
  7.00%, due 1/1/30 (c)                                  16,230         16,691
  7.00%, due 3/1/31 (c)                                  99,164        102,017
  7.00%, due 10/1/31 (c)                                 44,965         46,258
  7.00%, due 3/1/32 (c)                                 154,471        158,915
  7.50%, due 9/1/11 (c)                                   4,105          4,229
  7.50%, due 10/1/11 (c)                                 15,561         16,030
  7.50%, due 1/1/26 (c)                                   5,305          5,548
  7.50%, due 11/1/26 (c)                                  1,333          1,394
  7.50%, due 3/1/27 (c)                                   1,645          1,719
  7.50%, due 2/1/30 (c)                                   3,416          3,563
  7.50%, due 2/1/32 (c)                                  95,443         99,514
  8.00%, due 7/1/26 (c)                                  12,760         13,601
                                                                  ------------
                                                                    47,968,080
                                                                  ------------

 126   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.5%)
  3.25%, due 11/15/07 (c)                           $ 1,000,000   $    972,116
  3.25%, due 8/15/08 (c)                              2,000,000      1,919,164
  4.625%, due 10/15/13 (c)                            2,000,000      1,915,316
  6.21%, due 8/6/38 (c)                                 475,000        517,227
                                                                  ------------
                                                                     5,323,823
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (18.1%)
  4.50%, due 1/1/20 (c)                               1,316,495      1,255,425
  4.50%, due 7/1/20 (c)                                  42,561         40,544
  4.50%, due 12/1/20 (c)                              1,299,837      1,238,227
  5.00%, due 10/1/17 (c)                                    970            946
  5.00%, due 11/1/17 (c)                                  5,092          4,969
  5.00%, due 12/1/17 (c)                                  3,767          3,676
  5.00%, due 2/1/18 (c)                                   4,702          4,587
  5.00%, due 7/1/18 (c)                                     860            839
  5.00%, due 8/1/18 (c)                                 578,367        564,252
  5.00%, due 11/1/18 (c)                                  5,319          5,190
  5.00%, due 1/1/19 (c)                                 862,678        841,027
  5.00%, due 1/1/20 (c)                                  12,055         11,752
  5.00%, due 6/1/20 (c)                                 478,019        465,584
  5.00%, due 10/1/20 (c)                                689,498        671,561
  5.00%, due 3/1/21 (c)                               2,988,674      2,910,355
  5.00%, due 6/1/21 TBA (d)                           5,000,000      4,864,060
  5.00%, due 7/1/35 (c)                                  90,787         85,895
V    5.00%, due 4/1/36 (c)                           10,900,000     10,309,897
  5.50%, due 6/1/16 (c)                                   6,320          6,282
  5.50%, due 11/1/16 (c)                                221,658        220,285
  5.50%, due 2/1/17 (c)                                  18,357         18,242
  5.50%, due 6/1/17 (c)                                 133,459        132,606
  5.50%, due 8/1/17 (c)                                 154,735        153,747
  5.50%, due 10/1/19 (c)                                302,884        300,809
  5.50%, due 4/1/21 (c)                                 497,853        494,230
  5.50%, due 5/1/21 TBA (d)                           1,000,000        992,188
  5.50%, due 4/1/34 (c)                                 325,375        316,506
  5.50%, due 5/1/34 (c)                                 761,062        740,319
  5.50%, due 6/1/34 (c)                                  27,202         26,461
  5.50%, due 7/1/34 (c)                                 686,361        667,653
  5.50%, due 9/1/34 (c)                                 482,379        469,231
  5.50%, due 10/1/34 (c)                              2,242,059      2,180,948
  5.50%, due 2/1/35 (c)                                  29,378         28,541
  5.50%, due 3/1/35 (c)                                 945,428        918,493
  5.50%, due 5/1/35 (c)                                 861,855        837,301
  5.50%, due 6/1/35 (c)                                 505,779        491,369
  5.50%, due 7/1/35 (c)                               2,656,223      2,580,549
  5.50%, due 8/1/35 (c)                               1,371,077      1,332,015
  5.50%, due 9/1/35 (c)                                 938,268        911,537
  5.50%, due 11/1/35 (c)                              4,815,288      4,678,102
  5.50%, due 12/1/35 (c)                              3,995,840      3,881,999

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 2/1/36 (c)                             $   997,530   $    969,110
  5.50%, due 5/1/36 TBA (d)                           2,000,000      1,941,876
  6.00%, due 6/1/16 (c)                                 140,725        142,581
  6.00%, due 7/1/16 (c)                                  46,697         47,313
  6.00%, due 9/1/16 (c)                                  71,172         72,111
  6.00%, due 9/1/17 (c)                                  91,303         92,511
  6.00%, due 1/1/36 (c)                                  47,286         47,105
V    6.00%, due 5/1/36 TBA (d)                       11,000,000     10,948,432
  6.50%, due 3/1/11 (c)                                     867            879
  6.50%, due 4/1/11 (c)                                   6,465          6,559
  6.50%, due 6/1/11 (c)                                     962            977
  6.50%, due 9/1/11 (c)                                  11,512         11,708
  6.50%, due 10/1/11 (c)                                 87,451         88,934
  6.50%, due 11/1/11 (c)                                  9,494          9,659
  6.50%, due 6/1/15 (c)                                 155,912        159,254
  6.50%, due 4/1/27 (c)                                  16,093         16,451
  6.50%, due 2/1/28 (c)                                  28,220         28,847
  6.50%, due 7/1/32 (c)                                  20,421         20,824
  6.50%, due 8/1/32 (c)                                 459,265        468,318
  6.50%, due 9/1/32 (c)                                   6,082          6,201
  6.50%, due 1/1/35 (c)                                 888,794        904,144
  6.50%, due 8/1/35 (c)                                 846,510        861,128
  6.50%, due 9/1/35 (c)                                  70,730         71,952
  7.00%, due 2/1/09 (c)                                  78,674         79,486
  7.00%, due 5/1/11 (c)                                   2,565          2,628
  7.00%, due 6/1/11 (c)                                  10,759         10,988
  7.00%, due 10/1/11 (c)                                    501            512
  7.00%, due 11/1/11 (c)                                 16,114         16,522
  7.00%, due 4/1/26 (c)                                   8,068          8,314
  7.00%, due 5/1/26 (c)                                  30,860         31,801
  7.00%, due 11/1/26 (c)                                  2,683          2,765
  7.00%, due 1/1/28 (c)                                     485            499
  7.00%, due 6/1/29 (c)                                  24,531         25,271
  7.00%, due 8/1/29 (c)                                 180,600        186,044
  7.00%, due 2/1/31 (c)                                 167,586        172,616
  7.00%, due 8/1/31 (c)                                  16,038         16,521
  7.00%, due 9/1/31 (c)                                  39,055         40,211
  7.00%, due 11/1/31 (c)                                  3,413          3,513
  7.00%, due 4/1/32 (c)                                  38,717         39,872
  7.00%, due 5/1/32 (c)                                 104,526        107,594
  7.50%, due 3/1/30 (c)                                   4,095          4,265
  7.50%, due 7/1/30 (c)                                  22,641         23,577
  7.50%, due 7/1/31 (c)                                  74,597         77,648
  7.50%, due 8/1/31 (c)                                   2,714          2,825
  8.00%, due 8/1/10 (c)                                   1,451          1,494
  8.00%, due 9/1/11 (c)                                   2,629          2,727
  8.00%, due 11/1/11 (c)                                  6,753          7,046
  8.00%, due 1/1/25 (c)                                     261            278
  8.00%, due 6/1/25 (c)                                     638            680
  8.00%, due 9/1/25 (c)                                   2,037          2,171

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    127

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  8.00%, due 2/1/26 (c)                             $     1,255   $      1,338
  8.00%, due 9/1/26 (c)                                  12,816         13,667
  8.00%, due 10/1/26 (c)                                  2,049          2,186
  8.00%, due 11/1/26 (c)                                  4,998          5,330
  8.00%, due 4/1/27 (c)                                   5,821          6,211
  8.00%, due 6/1/27 (c)                                  22,292         23,785
  8.00%, due 12/1/27 (c)                                 10,476         10,988
  8.00%, due 1/1/28 (c)                                  34,759         37,087
  9.50%, due 3/1/16 (c)                                  32,039         33,259
  9.50%, due 9/1/17 (c)                                  31,636         32,764
  9.50%, due 9/1/19 (c)                                   5,390          5,921
                                                                  ------------
                                                                    63,615,477
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.5%)
  5.00%, due 4/20/33 (c)                                440,644        420,294
  5.00%, due 2/15/36 (c)                                586,842        562,504
  5.00%, due 4/15/36 (c)                              1,000,000        958,527
  5.50%, due 7/15/34 (c)                                496,671        488,056
  5.50%, due 7/20/34 (c)                                415,132        405,819
  5.50%, due 4/15/35 (c)                                922,899        906,526
  5.50%, due 9/15/35 (c)                                984,308        966,846
  5.50%, due 10/15/35 (c)                               963,045        945,960
  5.50%, due 12/20/35 (c)                               989,733        967,849
  6.00%, due 3/20/29 (c)                                111,019        111,297
  6.00%, due 7/15/29 (c)                                362,539        364,678
  6.00%, due 1/15/32 (c)                                141,278        141,905
  6.00%, due 12/15/32 (c)                                94,505         94,924
  6.00%, due 11/15/33 (c)                               242,307        243,352
  6.00%, due 2/15/34 (c)                                945,808        950,105
  6.00%, due 1/20/35 (c)                                367,182        367,534
  6.00%, due 6/15/35 (c)                                404,884        406,661
  6.00%, due 5/1/36 TBA (d)                           1,000,000      1,003,750
  6.50%, due 3/20/31 (c)                                 82,989         84,667
  6.50%, due 6/15/35 (c)                                  7,938          8,172
  6.50%, due 5/1/36 TBA (d)                           1,100,000      1,131,282
  7.00%, due 3/15/07 (c)                                  2,355          2,363
  7.00%, due 11/15/11 (c)                                19,638         19,995
  7.00%, due 2/15/26 (c)                                  6,441          6,693
  7.00%, due 4/15/26 (c)                                  2,336          2,427
  7.00%, due 6/15/29 (c)                                    659            684
  7.00%, due 12/15/29 (c)                                10,697         11,106
  7.00%, due 5/15/31 (c)                                  4,388          4,555
  7.00%, due 8/15/31 (c)                                 54,149         56,211
  7.00%, due 8/20/31 (c)                                105,411        108,306
  7.00%, due 8/15/32 (c)                                152,095        157,897

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.50%, due 1/15/09 (c)                            $       805   $        825
  7.50%, due 9/15/11 (c)                                 43,015         44,578
  7.50%, due 3/15/26 (c)                                  5,910          6,212
  7.50%, due 10/15/26 (c)                                13,561         14,255
  7.50%, due 11/15/26 (c)                                 6,537          6,872
  7.50%, due 1/15/30 (c)                                 23,316         24,466
  7.50%, due 10/15/30 (c)                                15,936         16,722
  7.50%, due 3/15/32 (c)                                 82,327         86,392
  8.00%, due 6/15/26 (c)                                    600            642
  8.00%, due 9/15/26 (c)                                  1,839          1,966
  8.00%, due 10/15/26 (c)                                   868            929
  8.00%, due 11/15/26 (c)                                 2,919          3,122
  8.00%, due 5/15/27 (c)                                    898            960
  8.00%, due 7/15/27 (c)                                  1,901          2,033
  8.00%, due 9/15/27 (c)                                  1,114          1,191
  8.00%, due 11/15/30 (c)                                78,143         83,530
  8.50%, due 7/15/26 (c)                                  1,710          1,840
  8.50%, due 11/15/26 (c)                                10,291         11,074
                                                                  ------------
                                                                    12,208,554
                                                                  ------------
UNITED STATES TREASURY BONDS (4.1%)
V    5.375%, due 2/15/31 (b)                          5,961,000      6,050,415
  6.00%, due 2/15/26 (c)                              2,500,000      2,708,008
  6.25%, due 8/15/23 (b)                              2,600,000      2,873,406
  6.25%, due 5/15/30 (b)                              1,007,000      1,138,067
  7.50%, due 11/15/16 (b)                               403,000        479,664
  8.75%, due 5/15/17 (b)                                252,000        327,265
  8.875%, due 2/15/19 (c)                               302,000        403,406
  9.875%, due 11/15/15 (c)                              302,000        410,166
                                                                  ------------
                                                                    14,390,397
                                                                  ------------
UNITED STATES TREASURY NOTES (29.0%)
  3.125%, due 9/15/08 (c)                             3,500,000      3,363,829
V    3.375%, due 2/15/08 (b)                         18,920,000     18,433,699
  3.375%, due 9/15/09 (c)                             1,000,000        953,203
V    3.375%, due 10/15/09 (b)                         9,000,000      8,567,577
  3.625%, due 6/30/07 (c)                             3,005,000      2,960,863
  3.625%, due 6/15/10 (c)                             2,100,000      2,001,071
  3.875%, due 5/15/09 (c)                             2,500,000      2,429,298
  4.00%, due 8/31/07 (c)                              4,050,000      4,002,854
  4.00%, due 2/15/14 (b)                              4,445,000      4,152,430
  4.25%, due 10/31/07 (b)                               900,000        891,668
V    4.25%, due 11/30/07 (b)                          8,350,000      8,268,454
  4.25%, due 11/15/14 (b)                               825,000        779,850
V    4.375%, due 11/15/08 (c)                        13,475,000     13,312,357
V    4.50%, due 2/15/09 (b)                           7,000,000      6,931,092
V    4.50%, due 2/28/11 (b)                           5,755,000      5,649,793
V    4.50%, due 2/15/16 (b)                          17,105,000     16,359,325

 128   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
UNITED STATES TREASURY NOTES (CONTINUED)
  4.75%, due 5/15/14 (c)                            $ 2,600,000   $  2,551,554
                                                                  ------------
                                                                   101,608,917
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $263,933,297)                                              258,148,265(k)
                                                                  ------------

YANKEE BONDS (1.3%) (e)
------------------------------------------------------------------------------
BANKS (0.4%)
Abbey National PLC
  7.95%, due 10/26/29                                   100,000        119,181
Australia & New Zealand Banking Group, Ltd.
  7.55%, due 9/15/06                                    353,000        355,756
HSBC Bank PLC
  6.95%, due 3/15/11                                    200,000        210,495
Inter-American Development Bank
  6.80%, due 10/15/25                                   604,000        677,207
Santander Financial Issuances
  6.375%, due 2/15/11                                   100,000        102,747
                                                                  ------------
                                                                     1,465,386
                                                                  ------------
CONSUMER (0.1%)
Molson Coors Capital Finance ULC
  4.85%, due 9/22/10                                    200,000        193,698
                                                                  ------------

ELECTRIC (0.0%)++
United Utilities PLC
  5.375%, due 2/1/19                                    100,000         90,995
                                                                  ------------
ENERGY (0.2%)
Canadian Natural Resources, Ltd.
  5.45%, due 10/1/12                                    100,000         97,939
EnCana Corp.
  4.75%, due 10/15/13                                   100,000         93,724
  6.30%, due 11/1/11                                    100,000        103,109
Nexen, Inc.
  5.20%, due 3/10/15                                    100,000         94,566
Petro-Canada
  4.00%, due 7/15/13                                    100,000         89,091
Talisman Energy, Inc.
  5.125%, due 5/15/15                                    50,000         47,185
TransCanada Corp.
  5.85%, due 3/15/36                                    100,000         94,288
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                                    100,000         90,060
                                                                  ------------
                                                                       709,962
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
INSURANCE (0.0%)++
ACE, Ltd.
  6.00%, due 4/1/07                                 $   175,000   $    175,689
                                                                  ------------

MANUFACTURING (0.2%)
Alcan, Inc.
  6.45%, due 3/15/11                                    100,000        103,268
Brookfield Asset Management, Inc.
  5.75%, due 3/1/10                                      50,000         50,026
Falconbridge, Ltd.
  8.375%, due 2/15/11                                    75,000         82,523
Inco, Ltd.
  5.70%, due 10/15/15                                   100,000         94,953
Potash Corp. of Saskatchewan
  7.125%, due 6/15/07                                   100,000        101,714
Teck Cominco, Ltd.
  5.375%, due 10/1/15                                    50,000         47,606
Tyco International Group S.A.
  6.375%, due 10/15/11                                  250,000        257,103
                                                                  ------------
                                                                       737,193
                                                                  ------------
REGIONAL GOVERNMENT (0.2%)
Province of Manitoba
  5.50%, due 10/1/08                                    250,000        251,206
Province of Quebec
  Series NJ
  7.50%, due 7/15/23                                    302,000        355,000
                                                                  ------------
                                                                       606,206
                                                                  ------------
TELECOM (0.1%)
TELUS Corp.
  7.50%, due 6/1/07                                     100,000        102,080
  8.00%, due 6/1/11                                     100,000        109,771
                                                                  ------------
                                                                       211,851
                                                                  ------------
TRANSPORTATION (0.1%)
Canadian National Railway Co.
  6.375%, due 10/15/11                                  100,000        104,012
Canadian Pacific Railway Co.
  6.25%, due 10/15/11                                   125,000        128,460
                                                                  ------------
                                                                       232,472
                                                                  ------------
Total Yankee Bonds
  (Cost $4,418,808)                                                  4,423,452
                                                                  ------------
Total Long-Term Bonds
  (Cost $351,468,438)                                              343,219,949
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    129

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (21.4%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (3.1%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (f)                            $ 1,393,996   $  1,393,996
Den Danske Bank
  4.773%, due 5/5/06 (f)                              1,393,996      1,393,996
General Electric Capital Corp.
  5.001%, due 6/26/06 (f)                             3,973,445      3,973,445
Grampian Funding LLC
  4.785%, due 5/3/06 (f)                              1,393,996      1,393,996
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (f)                             1,393,996      1,393,996
Liberty Street Funding Co.
  4.87%, due 5/18/06 (f)                              1,393,996      1,393,996
                                                                  ------------
Total Commercial Paper
  (Cost $10,943,425)                                                10,943,425
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (3.0%)
BGI Institutional Money Market Fund (f)              10,355,562     10,355,562
                                                                  ------------
Total Investment Company
  (Cost $10,355,562)                                                10,355,562
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (1.4%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $5,019,352
  (Collateralized by various bonds
  with a Principal Amount of
  $5,204,787 and Market Value
  of $5,165,601) (f)                                $ 5,017,270      5,017,270
                                                                  ------------
Total Repurchase Agreement
  (Cost $5,017,270)                                                  5,017,270
                                                                  ------------
TIME DEPOSITS (8.3%)
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (f)                              2,787,991      2,787,991
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (f)                             2,787,991      2,787,991
Bank of America
  4.77%, due 5/26/06 (f)(g)                           4,181,988      4,181,988

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Bank of Montreal
  4.78%, due 5/8/06 (f)                             $ 1,393,996   $  1,393,996
Bank of Nova Scotia
  4.78%, due 5/10/06 (f)                              2,787,991      2,787,991
Barclays
  4.95%, due 6/20/06 (f)                              2,787,991      2,787,991
BNP Paribas
  4.80%, due 5/12/06 (f)                              2,090,994      2,090,994
Calyon
  4.955%, due 6/19/06 (f)                             1,393,996      1,393,996
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (f)                               2,090,994      2,090,994
Fortis Bank
  4.77%, due 5/9/06 (f)                               1,393,996      1,393,996
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (f)                              2,787,992      2,787,992
Societe Generale
  4.73%, due 5/9/06 (f)                               2,787,992      2,787,992
                                                                  ------------
Total Time Deposits
  (Cost $29,273,912)                                                29,273,912
                                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (5.6%)
Federal Home Loan Bank (Discount Note)
  4.63%, due 5/11/06 (c)                              6,000,000      5,992,284
                                                                  ------------
Federal National Mortgage Association
  (Discount Note)
  4.715%, due 5/1/06 (c)                              8,320,000      8,320,000
                                                                  ------------
United States Treasury Bills
  4.56%, due 5/11/06 (c)                              5,000,000      4,993,667
  4.626%, due 6/1/06 (c)                                300,000        298,841
                                                                  ------------
                                                                     5,292,508
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $19,604,716)                                                19,604,792
                                                                  ------------
Total Short-Term Investments
  (Cost $75,194,885)                                                75,194,961
                                                                  ------------
Total Investments
  (Cost $426,663,323) (h)                                 119.3%   418,414,910(i)
Liabilities in Excess of
  Cash and Other Assets                                   (19.3)   (67,620,609)
                                                    -----------   ------------
Net Assets                                                100.0%  $350,794,301
                                                    ===========   ============

 130   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                    CONTRACTS            UNREALIZED
                                                         LONG      DEPRECIATION (J)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------------
UNITED STATES (0.0%)++
United States Treasury Note
  June 2006 (5 Year)                                       30   $           (26,016)
                                                                -------------------
Total Futures Contracts
  (Settlement Value $3,124,688) (k)                             $           (26,016)
                                                                ===================

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  Segregated, partially segregated or designated as
     collateral for futures contracts and TBAs.
(d)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement. The market value of these
     securities at April 30, 2006 is $21,579,181.
(e)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(f)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(g)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(h)  The cost for federal income tax purposes is
     $426,761,894.
(i)  At April 30, 2006, net unrealized depreciation was
     $8,346,984 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $1,010,438 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $9,357,422.
(j)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     April 30, 2006.
(k)  The combined market value of U.S. Government & Federal
     Agencies investments and settlement value of U.S.
     Treasury Note futures contracts represents 74.5% of net
     assets.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    131

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $426,663,323) including
  $54,355,098 market value of securities
  loaned                                        $418,414,910
Cash                                                   3,643
Receivables:
  Investment securities sold                       7,276,336
  Dividends and interest                           3,373,402
  Fund shares sold                                 1,847,385
  Variation margin on futures contracts                4,687
Other assets                                          33,203
                                                -------------
    Total assets                                 430,953,566
                                                -------------

LIABILITIES:
Securities lending collateral                     55,590,169
Payables:
  Investment securities purchased                 23,964,708
  Fund shares redeemed                               376,517
  Manager                                             96,438
  Portfolio pricing                                   47,993
  Transfer agent                                      23,626
  Professional                                        20,711
  Shareholder communication                           17,490
  NYLIFE Distributors                                 10,301
  Directors                                            1,985
Dividends payable                                      9,327
                                                -------------
    Total liabilities                             80,159,265
                                                -------------
Net assets                                      $350,794,301
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                       $      4,778
  Class I                                             28,678
Additional paid-in capital                       364,680,875
Accumulated distributions in excess of net
  investment income                                  (15,576)
Accumulated net realized loss on investments
  and futures contracts                           (5,630,025)
Net unrealized depreciation on investments and
  futures contracts                               (8,274,429)
                                                -------------
Net assets                                      $350,794,301
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 50,075,106
                                                =============
Shares of capital stock outstanding                4,777,550
                                                =============
Net asset value per share outstanding           $      10.48
Maximum sales charge (3.00% of offering price)          0.32
                                                -------------
Maximum offering price per share outstanding    $      10.80
                                                =============
CLASS I
Net assets applicable to outstanding shares     $300,719,195
                                                =============
Shares of capital stock outstanding               28,678,141
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.49
                                                =============

 132   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 8,109,413
  Income from securities loaned--net                 136,911
                                                 -----------
    Total income                                   8,246,324
                                                 -----------
EXPENSES:
  Manager                                            590,580
  Distribution/Service--Class A                       68,670
  Custodian                                           42,837
  Transfer agent--Class A                             31,781
  Transfer agent--Class I                             11,008
  Professional                                        32,895
  Portfolio pricing                                   28,899
  Registration                                        22,823
  Shareholder communication                           16,036
  Directors                                           11,432
  Miscellaneous                                       12,412
                                                 -----------
    Total expenses before reimbursement              869,373
  Expense reimbursement from Manager                 (45,071)
                                                 -----------
    Net expenses                                     824,302
                                                 -----------
Net investment income                              7,422,022
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES:
Net realized loss on:
  Security transactions                           (2,292,091)
  Futures transactions                               (40,043)
                                                 -----------
Net realized loss on investments and futures
  transactions                                    (2,332,134)
                                                 -----------
Net change in unrealized depreciation on:
  Security transactions                           (4,299,619)
  Futures transactions                                 1,790
                                                 -----------
Net change in unrealized depreciation on
  investments and futures contracts               (4,297,829)
                                                 -----------
Net realized and unrealized loss on investments   (6,629,963)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $   792,059
                                                 ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    133

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  7,422,022   $ 10,615,785
 Net realized gain (loss) on
  investments and futures
  transactions                         (2,332,134)       676,522
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts    (4,297,829)    (9,357,812)
                                     ---------------------------
 Net increase in net assets
  resulting from operations               792,059      1,934,495
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (1,116,821)    (2,273,573)
   Class I                             (6,314,982)   (10,119,396)
                                     ---------------------------
 Total dividends to shareholders       (7,431,803)   (12,392,969)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             12,487,807     36,547,875
   Class I                             69,048,343    104,346,947
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                              1,074,501      2,249,789
   Class I                              6,294,802     10,087,468
                                     ---------------------------
                                       88,905,453    153,232,079
 Cost of shares redeemed:
   Class A                            (26,904,654)   (20,487,442)
   Class I                            (34,013,846)   (49,109,245)
                                     ---------------------------
                                      (60,918,500)   (69,596,687)
   Increase in net assets derived
    from capital share transactions    27,986,953     83,635,392
                                     ---------------------------
   Net increase in net assets          21,347,209     73,176,918

NET ASSETS:
Beginning of period                   329,447,092    256,270,174
                                     ---------------------------
End of period                        $350,794,301   $329,447,092
                                     ===========================
Accumulated distributions in excess
 of net investment income at end of
 period                              $    (15,576)  $     (5,795)
                                     ===========================

 134   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                   www.mainstayfunds.com     135

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                CLASS A
                                                          ----------------------------------------------------
                                                                                                  JANUARY 2,
                                                          SIX MONTHS ENDED      YEAR ENDED       2004* THROUGH
                                                             APRIL 30,          OCTOBER 31,       OCTOBER 31,
                                                               2006**              2005              2004
Net asset value at beginning of period                        $ 10.68             $ 11.07           $ 10.95
                                                          ----------------      -----------      -------------
Net investment income                                            0.22                0.36              0.33
Net realized and unrealized gain (loss) on investments          (0.20)              (0.32)             0.13
                                                          ----------------      -----------      -------------
Total from investment operations                                 0.02                0.04              0.46
                                                          ----------------      -----------      -------------
Less dividends:
  From net investment income                                    (0.22)              (0.43)            (0.34)
                                                          ----------------      -----------      -------------
Net asset value at end of period                              $ 10.48             $ 10.68           $ 11.07
                                                          ================      ===========      =============
Total investment return (a)                                      0.14%(b)            0.39%             3.65%(b)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                        4.07%+              3.45%             3.16%+
    Net expenses                                                 0.79%+              0.80%             0.78%+
    Expenses (before reimbursement)                              0.82%+              0.98%             0.94%+
Portfolio turnover rate                                            50%(d)             156%(d)           104%
Net assets at end of period (in 000's)                        $50,075             $64,351           $48,062

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.
(d)  The portfolio turnover rate not including mortgage dollar rolls is 37% and 62% for the period ending April 30, 2006 and year ended October 31, 2005, respectively.

 136   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         CLASS I
------------------------------------------------------------------------------------------
     SIX MONTHS ENDED
        APRIL 30,                              YEAR ENDED OCTOBER 31,
          2006**             2005          2004          2003          2002         2001
         $  10.69          $  11.07      $  10.89      $  10.86      $  11.21      $ 10.73
     ----------------      --------      --------      --------      --------      -------
             0.24              0.40          0.34          0.39          0.52(c)      0.65(c)
            (0.20)            (0.31)         0.19          0.04          0.08         0.72
     ----------------      --------      --------      --------      --------      -------
             0.04              0.09          0.53          0.43          0.60         1.37
     ----------------      --------      --------      --------      --------      -------
            (0.24)            (0.47)        (0.35)        (0.40)        (0.95)       (0.89)
     ----------------      --------      --------      --------      --------      -------
         $  10.49          $  10.69      $  11.07      $  10.89      $  10.86      $ 11.21
     ================      ========      ========      ========      ========      =======
             0.31%(b)          0.82%         5.01%         3.97%         5.92%       13.44%
             4.43%+            3.79%         3.43%         3.39%         4.83%        6.00%
             0.43%+            0.46%         0.50%         0.50%         0.50%        0.50%
             0.46%+            0.64%         0.66%         0.68%         0.74%        0.71%
               50%(d)           156%(d)       104%          110%           56%          57%
         $300,719          $265,096      $208,208      $184,051      $125,169      $81,890

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    137

MAINSTAY INTERMEDIATE TERM BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -4.45%   -4.38%  3.06%   4.66%
Excluding sales charges   0.05     0.13   4.02    5.14

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/96                                                                     9550                              10000
                                                                           10155                              10708
                                                                           11122                              11877
                                                                           11684                              12622
                                                                           11610                              12781
                                                                           12951                              14364
                                                                           13603                              15490
                                                                           14874                              17111
                                                                           15043                              17422
                                                                           15749                              18338
4/30/06                                                                    15769                              18468

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -5.14%   -5.36%  2.93%   4.38%
Excluding sales charges  -0.22    -0.52   3.27    4.38

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/96                                                                    10000                              10000
                                                                           10555                              10708
                                                                           11469                              11877
                                                                           11969                              12622
                                                                           11802                              12781
                                                                           13072                              14364
                                                                           13618                              15490
                                                                           14781                              17111
                                                                           14855                              17422
                                                                           15437                              18338
4/30/06                                                                    15357                              18468

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -1.20%   -1.48%  3.28%   4.38%
Excluding sales charges  -0.22    -0.52   3.28    4.38

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/96                                                                    10000                              10000
                                                                           10555                              10708
                                                                           11469                              11877
                                                                           11969                              12622
                                                                           11802                              12781
                                                                           13072                              14364
                                                                           13618                              15490
                                                                           14781                              17111
                                                                           14855                              17422
                                                                           15437                              18338
4/30/06                                                                    15357                              18468

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/ Trustees. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 138   MainStay Intermediate Term Bond Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          0.39%   0.57%  4.34%   5.43%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/96                                                                    10000                              10000
                                                                           10659                              10708
                                                                           11701                              11877
                                                                           12323                              12622
                                                                           12277                              12781
                                                                           13723                              14364
                                                                           14444                              15490
                                                                           15831                              17111
                                                                           16050                              17422
                                                                           16878                              18338
4/30/06                                                                    16974                              18468

                                                          SIX     ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS    YEARS
---------------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index(1)                0.56%   0.71%   5.16%   6.33%
Average Lipper intermediate investment grade fund(4)      0.49    0.56    4.58    5.60

1. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     139

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,000.50            $5.46            $1,019.50             $5.51
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $  997.75            $9.16            $1,015.75             $9.25
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $  997.75            $9.16            $1,015.75             $9.25
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,003.90            $3.48            $1,021.50             $3.51
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.10% for Class A, 1.85% for Class B and Class C, and 0.70% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 140   MainStay Intermediate Term Bond Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                65.6
Short-Term Investments (collateral from securities lending                        29.4
  is 5.7%)
Corporate Bonds                                                                   15.0
Foreign Corporate Bonds                                                            5.4
Mortgage-Backed Securities                                                         4.7
Asset-Backed Securities                                                            2.5
Municipal Bond                                                                     0.3
Convertible Bonds                                                                 0.0*
Yankee Bonds                                                                      0.0*
Convertible Preferred Stock                                                       0.0*
Preferred Stock                                                                   0.0*
Warrants                                                                          0.0*
Liabilities in Excess of Cash and Other Assets                                   (22.9)

* Less than one tenth of a percent.

See Portfolio of Investments on page 144 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities), 5.00%, due 6/1/36 TBA
 2.  United States Treasury Note, 3.125%, due 1/31/07
 3.  Government National Mortgage Association
     (Mortgage
     Pass-Through Securities), 5.00%, due 5/1/36 TBA
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities), 5.50%, due 6/1/21 TBA
 5.  United States Treasury Bond, 6.00%, due 2/15/26
 6.  United States Treasury Bond, 6.25%, due 8/15/23
 7. Federal National Mortgage Association, 4.00%, due 9/2/08
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities), 5.00%, due 6/1/21 TBA
 9.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities), 6.00%, due 6/1/36 TBA
10. Federal Home Loan Mortgage Corporation, 5.125%, due 4/18/08

                                                   www.mainstayfunds.com     141

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Gary Goodenough of MacKay Shields LLC

HOW DID MAINSTAY INTERMEDIATE TERM BOND FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 0.05% for Class A shares, -0.22% for Class B shares, and -0.22% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 0.39%. All share classes underperformed the 0.56% return of the Lehman Brothers(R) Aggregate Bond Index,(1) the Fund's broad-based securities market index, for the six-month period. All share classes also underperformed the 0.49% return of the average Lipper(2) intermediate investment grade debt fund for the six months ended April 30, 2006.

WHAT KEY FACTORS DROVE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, the Fund had a relatively short duration and a bias toward a flatter yield-curve. The Fund also maintained an overweighted position in securitized product, a modest allocation to high-grade corporate bonds, an overweighted position in emerging-market debt, and a tactical and nimble allocation to high-yield bonds. Together, these factors, we believe, gave the Fund a more con-servative risk profile than the average peer fund, which detracted from the Fund's relative performance.

HOW DID YOUR DURATION AND YIELD-CURVE STRATEGIES AFFECT THE FUND'S PERFORMANCE?

The Fund's short duration left the Fund less exposed than its benchmark to higher interest rates, which was beneficial. The Fund's yield-curve posture also helped performance when the Treasury yield curve flattened. Toward the end of the reporting period, we brought the Fund's duration closer to the benchmark by purchasing Treasurys and agency debentures.

HOW DID YOU POSITION THE FUND'S PORTFOLIO AMONG THE VARIOUS CORPORATE BOND SECTORS?

Credit spreads(3) appeared to be caught in crosscurrents that held them fairly stable during the report-ing period. Although there was little incentive for spreads to tighten, abundant liquidity fostered eager buying whenever spreads drifted wider. In this environment, most of the return from corporate bonds came from coupon income rather than capital gains.

We believe that the Fund's cautious positioning in the credit sector detracted from relative performance, because other fund managers may have maintained larger commitments to corporate bonds across the entire credit-quality spectrum. Our caution, however, was not so relentless that it blinded us to opportunities. During the reporting period, we took advantage of several profitable entry points that surfaced when shifting investor sentiment periodically left high-yield bonds oversold. We also reduced the Fund's commitment to investment-grade corporate bonds by selling positions on a number of occasions.

WHAT OTHER FACTORS AFFECTED PERFORMANCE DURING THE REPORTING PERIOD?

We maintained overweighted positions in securitized holdings, including mortgage-backed and asset-backed securities, on the expectation that these asset classes would generally remain well-behaved as interest rates rose. The Fund's positions in commercial mortgage-backed securities and asset-backed securities added value during the reporting period. Unfortunately, the Fund's overweighted position in Ginnie Mae securities proved less successful when reduced demand from foreign investors caused Ginnie Mae prices to decline.

Although emerging-market debt represents a small section of the portfolio, it was one of the strongest positive contributors to the Fund's six-month per-



Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher quality debt securities and may be subject to greater price volatility. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional securities lending disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 139 for more information on the Lehman Brothers(R) Aggregate Bond Index.
2. See footnote on page 139 for more information on Lipper Inc.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

 142   MainStay Intermediate Term Bond Fund
formance. In an expanding and uneven global economy, supply-and-demand imbalances are inevitable. Imports and foreign investment can help alleviate the resulting economic pressures. Duringthe reporting period, we viewed emerging-market debt as a durable source of total-return potential, and we actively sought opportunities in this sector.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   www.mainstayfunds.com     143

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM BONDS (93.5%)+
ASSET-BACKED SECURITIES (2.5%)
-----------------------------------------------------------------------------
CONSUMER FINANCE (1.2%)
Harley-Davidson Motorcycle Trust
  Series 2004-1, Class A2
  2.53%, due 11/15/11                               $1,695,000   $  1,635,784
                                                                 ------------
CONSUMER LOANS (0.5%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                                 675,000         667,096
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Capital One Master Trust
  Series 2001-5, Class A
  5.30%, due 6/15/09                                  460,000         460,324
                                                                 ------------

ELECTRIC (0.5%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                                    50,548          56,935
Public Service New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1, Class A
  4.58%, due 2/1/10                                   597,388         593,948
                                                                 ------------
                                                                      650,883
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.0%)++
Vanderbilt Mortgage Finance
  Series 1999-B, Class 1A4
  6.545%, due 4/7/18                                      814             813
                                                                 ------------
Total Asset-Backed Securities
  (Cost $3,491,843)                                                 3,414,900
                                                                 ------------

CONVERTIBLE BONDS (0.0%)++
-----------------------------------------------------------------------------
HEALTH CARE-SERVICES (0.0%)++
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (a)                       20,000          15,775
                                                                 ------------

MEDIA (0.0%)++
UnitedGlobalCom, Inc.
  1.75%, due 4/15/24 (b)                              E10,000          11,071
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TELECOMMUNICATIONS (0.0%)++
Nortel Networks Corp.
  4.25%, due 9/1/08 (c)                             $  20,000    $     19,050
                                                                 ------------
Total Convertible Bonds
  (Cost $46,158)                                                       45,896
                                                                 ------------
CORPORATE BONDS (15.0%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.0%)++
Sequa Corp.
  9.00%, due 8/1/09                                    25,000          26,875
                                                                 ------------

AGRICULTURE (0.6%)
Cargill, Inc.
  4.375%, due 6/1/13 (b)                              245,000         225,660
  5.00%, due 11/15/13 (b)                             570,000         543,005
                                                                 ------------
                                                                      768,665
                                                                 ------------
AIRLINES (0.3%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (d)                              40,000          10,300
Southwest Airlines Co.
  5.125%, due 3/1/17                                  425,000         386,339
                                                                 ------------
                                                                      396,639
                                                                 ------------
AUTO PARTS & EQUIPMENT (0.3%)
Collins & Aikman Products Co.
  12.875%, due 8/15/12 (b)(d)                          25,000           1,625
Goodyear Tire & Rubber Co. (The)
  6.625%, due 12/1/06                                  15,000          15,000
  11.25%, due 3/1/11                                   20,000          22,400
Johnson Controls, Inc.
  5.50%, due 1/15/16                                  400,000         382,866
                                                                 ------------
                                                                      421,891
                                                                 ------------
BANKS (0.8%)
HSBC Bank USA N.A.
  4.625%, due 4/1/14                                  685,000         632,321
USB Capital IX
  6.189%, due 4/15/11 (e)                             470,000         464,434
                                                                 ------------
                                                                    1,096,755
                                                                 ------------
BUILDING MATERIALS (0.0%)++
Compression Polymers Corp.
  11.44%, due 7/1/12 (b)(e)                            10,000          10,250
Dayton Superior Corp.
  10.75%, due 9/15/08                                  20,000          20,750
Interline Brands, Inc.
  11.50%, due 5/15/11                                   5,000           5,550
                                                                 ------------
                                                                       36,550
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 144   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
CHEMICALS (0.1%)
Crompton Corp.
  9.875%, due 8/1/12                                $  10,000    $     11,200
Equistar Chemicals, L.P.
  10.125%, due 9/1/08                                  10,000          10,712
  10.625%, due 5/1/11                                  25,000          27,250
IMC Global, Inc.
  Series B
  10.875%, due 6/1/08                                   5,000           5,400
Terra Capital, Inc.
  12.875%, due 10/15/08                                20,000          23,075
                                                                 ------------
                                                                       77,637
                                                                 ------------
COMMERCIAL SERVICES (0.0%)++
Williams Scotsman, Inc.
  8.50%, due 10/1/15                                    5,000           5,137
                                                                 ------------

COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                   15,000          13,875
  4.875%, due 1/15/14                                  10,000           8,812
  9.125%, due 8/15/13 (b)(c)                           10,000          10,675
  10.25%, due 8/15/15 (b)                              15,000          16,125
                                                                 ------------
                                                                       49,487
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.8%)
American Real Estate Partners, L.P./American Real
  Estate Finance Corp.
  8.125%, due 6/1/12                                   35,000          36,137
Bear Stearns Cos., Inc. (The)
  2.875%, due 7/2/08                                  450,000         427,298
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                  15,000          15,787
General Motors Acceptance Corp.
  5.125%, due 5/9/08                                  400,000         377,640
  5.625%, due 5/15/09 (c)                              20,000          18,734
  6.75%, due 12/1/14 (c)                               15,000          13,671
  6.875%, due 9/15/11                                  10,000           9,368
  8.00%, due 11/1/31                                   22,000          20,861
HSBC Finance Corp.
  7.25%, due 5/15/06                                  208,000         208,133
LaBranche & Co., Inc.
  11.00%, due 5/15/12                                  15,000          16,650
OMX Timber Finance Investments LLC
  Series 1
  5.42%, due 1/29/20 (b)                              255,000         239,136

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Rainbow National Services LLC
  8.75%, due 9/1/12 (b)                             $  15,000    $     16,012
Residential Capital Corp.
  6.375%, due 6/30/10                                 860,000         856,351
  6.50%, due 4/17/13                                  200,000         199,340
Vanguard Health Holding Co. II LLC
  9.00%, due 10/1/14                                   15,000          15,487
                                                                 ------------
                                                                    2,470,605
                                                                 ------------
ELECTRIC (1.5%)
AES Corp. (The)
  9.00%, due 5/15/15 (b)                               20,000          21,800
American Electric Power Co., Inc.
  Series C
  5.375%, due 3/15/10                                 215,000         212,721
DPL, Inc.
  8.25%, due 3/1/07                                     5,000           5,099
Kiowa Power Partners LLC
  Series B
  5.737%, due 3/30/21 (b)                             725,000         688,714
NiSource Finance Corp.
  5.45%, due 9/15/20                                  265,000         240,877
NRG Energy, Inc.
  7.25%, due 2/1/14                                     5,000           5,025
  7.375%, due 2/1/16                                   15,000          15,131
PSE&G Energy Holdings LLC
  8.625%, due 2/15/08                                  20,000          20,750
Tenaska Virginia Partners, L.P.
  6.119%, due 3/30/24 (b)                             856,978         842,135
                                                                 ------------
                                                                    2,052,252
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)++
Spectrum Brands, Inc.
  8.50%, due 10/1/13 (c)                               20,000          17,650
                                                                 ------------

ELECTRONICS (0.0%)++
Fisher Scientific International, Inc.
  6.75%, due 8/15/14                                   55,000          55,137
                                                                 ------------

ENTERTAINMENT (0.0%)++
Mohegan Tribal Gaming Authority
  8.00%, due 4/1/12                                     5,000           5,200
                                                                 ------------

ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
  11.00%, due 5/15/12                                  20,000          20,100
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    145

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
FOOD (0.3%)
Chiquita Brands International, Inc.
  7.50%, due 11/1/14                                $   5,000    $      4,325
Kroger Co. (The)
  6.75%, due 4/15/12                                  355,000         368,335
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13                                    6,000           6,015
                                                                 ------------
                                                                      378,675
                                                                 ------------
FOREST PRODUCTS & PAPER (0.0%)++
Georgia-Pacific Corp.
  8.875%, due 5/15/31                                  50,000          52,375
                                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (0.0%)++
Ameripath, Inc.
  10.50%, due 4/1/13                                   20,000          21,250
                                                                 ------------

HEALTH CARE-SERVICES (0.9%)
HCA, Inc.
  6.50%, due 2/15/16                                  130,000         124,998
Highmark, Inc.
  6.80%, due 8/15/13 (b)                              920,000         949,731
Quest Diagnostics, Inc.
  5.45%, due 11/1/15                                  190,000         182,121
                                                                 ------------
                                                                    1,256,850
                                                                 ------------
HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Kansas City Southern Railway
  9.50%, due 10/1/08                                   10,000          10,562
                                                                 ------------

HOME BUILDERS (1.0%)
D.R. Horton, Inc.
  6.875%, due 5/1/13                                  350,000         356,482
  7.875%, due 8/15/11                                 185,000         198,359
K Hovnanian Enterprises, Inc.
  6.25%, due 1/15/16                                  585,000         532,564
KB Home
  7.25%, due 6/15/18                                  225,000         221,004
                                                                 ------------
                                                                    1,308,409
                                                                 ------------
HOUSEHOLD PRODUCTS & WARES (0.0%)++
ACCO Brands Corp.
  7.625%, due 8/15/15                                  10,000           9,500
                                                                 ------------
INSURANCE (0.9%)
Allstate Corp. (The)
  5.95%, due 4/1/36                                   405,000         380,410

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
INSURANCE (CONTINUED)
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                              $  20,000    $     20,800
Fund American Cos., Inc.
  5.875%, due 5/15/13                                 820,000         800,034
                                                                 ------------
                                                                    1,201,244
                                                                 ------------
IRON & STEEL (0.0%)++
United States Steel LLC
  9.75%, due 5/15/10                                   15,000          16,200
                                                                 ------------

LODGING (0.1%)
Caesars Entertainment, Inc.
  9.375%, due 2/15/07                                  10,000          10,262
MGM Mirage, Inc.
  8.375%, due 2/1/11 (c)                                5,000           5,262
  8.50%, due 9/15/10                                   10,000          10,612
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, due 5/1/07                                   10,000          10,175
  7.375%, due 11/15/15                                 20,000          21,200
                                                                 ------------
                                                                       57,511
                                                                 ------------
MACHINERY--DIVERSIFIED (0.0%)++
Cummins, Inc.
  9.50%, due 12/1/10                                   10,000          10,662
                                                                 ------------

MEDIA (1.3%)
Paxson Communications Corp.
  8.318%, due 1/15/12 (b)(c)(e)                        10,000          10,250
Time Warner Entertainment Co., L.P.
  10.15%, due 5/1/12                                1,081,000       1,281,447
Viacom, Inc.
  6.25%, due 4/30/16 (b)                              400,000         396,435
Ziff Davis Media, Inc.
  10.68%, due 5/1/12 (e)                               30,000          27,150
                                                                 ------------
                                                                    1,715,282
                                                                 ------------
METAL FABRICATE & HARDWARE (0.0%)++
Neenah Foundary Co.
  11.00%, due 9/30/10 (b)(f)                           10,000          10,900
                                                                 ------------

MISCELLANEOUS--MANUFACTURING (0.0%)++
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                    60,000          55,800
                                                                 ------------

OFFICE & BUSINESS EQUIPMENT (0.2%)
Xerox Corp.
  6.40%, due 3/15/16                                  300,000         292,125
                                                                 ------------

 146   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
OIL & GAS (0.5%)
Chesapeake Energy Corp.
  6.50%, due 8/15/17 (b)                            $   5,000    $      4,775
Enterprise Products Operating, L.P.
  Series B
  6.65%, due 10/15/34                                 170,000         165,138
Forest Oil Corp.
  8.00%, due 12/15/11                                  10,000          10,637
Mariner Energy, Inc.
  7.50%, due 4/15/13 (b)                                5,000           4,950
Mission Resources Corp.
  9.875%, due 4/1/11                                   10,000          10,600
Parker Drilling Co.
  9.625%, due 10/1/13                                  15,000          16,575
Pemex Project Funding Master Trust
  6.625%, due 6/15/35                                 405,000         382,725
Pogo Producing Co.
  6.875%, due 10/1/17                                   5,000           4,862
Whiting Petroleum Corp.
  7.00%, due 2/1/14                                    10,000           9,900
                                                                 ------------
                                                                      610,162
                                                                 ------------
OIL & GAS SERVICES (0.0%)++
Lone Star Technologies, Inc.
  9.00%, due 6/1/11                                    25,000          26,125
                                                                 ------------

PACKAGING & CONTAINERS (0.0%)++
Owens-Brockway Glass Container, Inc.
  8.75%, due 11/15/12                                  15,000          16,012
Owens-Illinois, Inc.
  8.10%, due 5/15/07                                   20,000          20,200
                                                                 ------------
                                                                       36,212
                                                                 ------------
PHARMACEUTICALS (1.2%)
Eli Lilly & Co.
  6.77%, due 1/1/36                                   500,000         538,626
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                  155,000         165,300
Teva Pharmaceutical Finance LLC
  6.15%, due 2/1/36                                   335,000         309,514
Wyeth
  6.00%, due 2/15/36                                  635,000         602,931
                                                                 ------------
                                                                    1,616,371
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
PIPELINES (0.8%)
ANR Pipeline Co.
  8.875%, due 3/15/10                               $  15,000    $     15,922
Copano Energy LLC
  8.125%, due 3/1/16 (b)                                5,000           5,138
El Paso Production Holding Co.
  7.75%, due 6/1/13                                    30,000          30,938
Energy Transfer Partners, L.P.
  5.95%, due 2/1/15                                   275,000         268,572
Kern River Funding Corp.
  4.893%, due 4/30/18 (b)                             810,960         769,293
Northwest Pipeline Corp.
  8.125%, due 3/1/10                                    5,000           5,269
Pacific Energy Partners, L.P./ Pacific Energy
  Finance Corp.
  7.125%, due 6/15/14                                  20,000          20,200
Williams Cos., Inc.
  7.875%, due 9/1/21                                    5,000           5,325
  8.75%, due 3/15/32                                    5,000           5,763
                                                                 ------------
                                                                    1,126,420
                                                                 ------------
REAL ESTATE (0.1%)
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                   46,000          49,680
Crescent Real Estate Equities, L.P.
  7.50%, due 9/15/07                                   15,000          15,150
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                    30,000          29,400
Trustreet Properties, Inc.
  7.50%, due 4/1/15                                    25,000          25,063
                                                                 ------------
                                                                      119,293
                                                                 ------------
RETAIL (0.4%)
CVS Corp.
  5.789%, due 1/10/26 (b)                             108,614         103,007
Harry & David Holdings, Inc.
  9.00%, due 3/1/13                                     5,000           4,663
Star Gas Partners, L.P./Star Gas Finance Co.
  10.25%, due 2/15/13                                  25,000          25,750
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                   15,000          12,525
Wal-Mart Stores, Inc.
  5.25%, due 9/1/35                                   495,000         434,776
                                                                 ------------
                                                                      580,721
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    147

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
SOFTWARE (0.5%)
Computer Associates International, Inc.
  5.25%, due 12/1/09 (b)                            $ 620,000    $    601,179
Serena Software, Inc.
  10.375%, due 3/15/16 (b)                              5,000           5,325
                                                                 ------------
                                                                      606,504
                                                                 ------------
TELECOMMUNICATIONS (1.1%)
Ameritech Capital Funding Corp.
  6.25%, due 5/18/09                                  185,000         187,139
Centennial Cellular Operating Co./Centennial
  Communications Corp.
  10.125%, due 6/15/13                                  5,000           5,469
Dobson Cellular Systems
  8.375%, due 11/1/11                                  10,000          10,600
  9.43%, due 11/1/11 (e)                               10,000          10,350
Lucent Technologies, Inc.
  5.50%, due 11/15/08                                  20,000          19,800
PanAmSat Corp.
  9.00%, due 8/15/14                                   12,000          12,615
Qwest Communications International, Inc.
  7.25%, due 2/15/11                                   20,000          20,125
Qwest Corp.
  8.875%, due 3/15/12                                  20,000          21,900
  8.875%, due 6/1/31                                    5,000           5,225
Triton PCS, Inc.
  8.50%, due 6/1/13                                    15,000          14,325
Verizon Florida, Inc.
  Series F
  6.125%, due 1/15/13                               1,160,000       1,137,213
                                                                 ------------
                                                                    1,444,761
                                                                 ------------
TEXTILES (0.3%)
INVISTA B.V.
  9.25%, due 5/1/12 (b)                                30,000          32,025
Mohawk Industries, Inc.
  6.125%, due 1/15/16                                 335,000         329,091
                                                                 ------------
                                                                      361,116
                                                                 ------------
TRANSPORTATION (0.0%)++
Gulfmark Offshore, Inc.
  7.75%, due 7/15/14                                   20,000          20,200
                                                                 ------------
Total Corporate Bonds
  (Cost $21,054,960)                                               20,445,810
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN CORPORATE BONDS (5.4%)
-----------------------------------------------------------------------------
BRAZIL (0.7%)
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                              $ 800,000    $    958,000
                                                                 ------------

CANADA (0.3%)
Ainsworth Lumber Co., Ltd.
  9.068%, due 4/1/13 (b)(e)                            10,000          10,000
Alcan, Inc.
  5.00%, due 6/1/15                                   400,000         373,090
CanWest Media, Inc.
  8.00%, due 9/15/12                                   30,000          30,413
Nova Chemicals Corp.
  7.56%, due 11/15/13 (e)                               5,000           5,000
Quebecor Media, Inc.
  7.75%, due 3/15/16 (b)                               10,000          10,250
Rogers Cantel, Inc.
  9.625%, due 5/1/11                                   10,000          11,325
                                                                 ------------
                                                                      440,078
                                                                 ------------
CHILE (0.2%)
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (b)                             330,000         322,142
                                                                 ------------

COLOMBIA (0.7%)
Bavaria S.A.
  8.875%, due 11/1/10 (b)                             825,000         891,000
                                                                 ------------

GERMANY (0.3%)
Citigroup Global Markets (Severstal) Deutschland
  9.25%, due 4/19/14 (b)                              335,000         361,800
  Series REGS
  9.25%, due 4/19/14                                   80,000          86,336
                                                                 ------------
                                                                      448,136
                                                                 ------------
JAPAN (0.2%)
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (b)                              250,000         241,512
                                                                 ------------

LIBERIA (0.4%)
Royal Caribbean Cruises, Ltd.
  6.875%, due 12/1/13                                 500,000         509,878
                                                                 ------------

 148   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
LUXEMBOURG (0.5%)
Gazprom International S.A.
  7.201%, due 2/1/20 (b)                            $ 420,000    $    438,375
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                  25,000          27,875
Tengizchevroil Finance
  Co. S.A.R.L.
  6.124%, due 11/15/14 (b)                            235,000         231,181
                                                                 ------------
                                                                      697,431
                                                                 ------------
MEXICO (0.9%)
Telefonos de Mexico S.A. de C.V.
  4.50%, due 11/19/08                                 415,000         403,443
  5.50%, due 1/27/15                                  250,000         234,318
United Mexican States
  7.50%, due 1/14/12                                  240,000         258,000
  8.125%, due 12/30/19                                300,000         346,500
                                                                 ------------
                                                                    1,242,261
                                                                 ------------
SINGAPORE (0.2%)
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (b)                             305,000         293,426
                                                                 ------------

UNITED KINGDOM (1.0%)
BSKYB Finance UK PLC
  5.625%, due 10/15/15 (b)                            455,000         435,261
  6.50%, due 10/15/35 (b)                             230,000         216,678
Vodafone Group PLC
  5.75%, due 3/15/16                                  670,000         651,349
                                                                 ------------
                                                                    1,303,288
                                                                 ------------
Total Foreign Corporate Bonds
  (Cost $7,286,374)                                                 7,347,152
                                                                 ------------

MORTGAGE-BACKED SECURITIES (4.7%)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (4.7%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1, Class A1
  4.907%, due 5/11/35                                  71,418          71,301
  Series 2005-5, Class A2
  5.001%, due 10/10/45                                750,000         736,068
Citigroup Commercial Mortgage Trust
  Series 2004-C2, Class A5
  4.733%, due 10/15/41                                760,000         711,951

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Citigroup/Deutsche Bank Commercial Mortgage Trust
  Series 2005-CD1, Class A4
  5.40%, due 7/15/44 (e)                            $ 540,000    $    523,915
LB-UBS Commercial Mortgage Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                                 600,000         567,859
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                                824,631         800,089
  Series 2005-C7, Class A4
  5.197%, due 11/15/30 (e)                            565,000         544,449
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                                 751,629         729,822
  Series 2004-BPC1, Class A5
  4.855%, due 10/12/41 (e)                          1,415,000       1,334,601
Morgan Stanley Capital I
  Series 2003-IQ5, Class A1
  3.02%, due 4/15/38                                   33,831          33,689
Wachovia Bank Commercial Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                                 293,576         284,890
                                                                 ------------
Total Mortgage-Backed Securities
  (Cost $6,605,631)                                                 6,338,634
                                                                 ------------

MUNICIPAL BOND (0.3%)
-----------------------------------------------------------------------------
TEXAS (0.3%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (e)                              390,000         384,552
                                                                 ------------
Total Municipal Bond
  (Cost $390,000)                                                     384,552
                                                                 ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (65.6%)
-----------------------------------------------------------------------------
FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.5%)
  Series 2632, Class NH
  3.50%, due 6/15/13 (g)                              729,614         685,656
                                                                 ------------

FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (g)                              444,770         451,173
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    149

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.5%)
V    5.125%, due 4/18/08 (g)                        $2,965,000   $  2,964,529
  5.625%, due 11/23/35 (g)                            400,000         374,551
                                                                 ------------
                                                                    3,339,080
                                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (6.7%)
  3.00%, due 8/1/10 (g)                               383,436         360,670
  5.00%, due 6/1/21 TBA (h)                         2,405,000       2,335,856
  5.00%, due 8/1/33 (g)                             2,455,803       2,330,275
  5.50%, due 2/1/33 (g)                             1,828,316       1,781,698
  5.50%, due 1/1/36 (g)                             2,313,243       2,247,908
                                                                 ------------
                                                                    9,056,407
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.8%)
V    4.00%, due 9/2/08 (c)                          3,800,000       3,696,298
  4.625%, due 5/1/13 (g)                              670,000         634,826
  4.75%, due 1/2/07 (g)                             2,715,000       2,705,147
  5.125%, due 1/2/14 (g)                              550,000         533,514
  5.25%, due 8/1/12 (g)                             1,440,000       1,416,377
  5.50%, due 5/2/06 (g)                             2,860,000       2,860,017
  6.25%, due 2/1/11 (g)                               255,000         263,563
  6.625%, due 9/15/09 (g)                           2,455,000       2,563,823
                                                                 ------------
                                                                   14,673,565
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (25.2%)
  4.50%, due 4/1/18 (g)                               705,936         673,700
  4.50%, due 7/1/18 (g)                             2,078,066       1,983,173
  4.50%, due 11/1/18 (g)                            2,954,496       2,819,581
  5.00%, due 9/1/17 (g)                             1,274,216       1,243,433
V    5.00%, due 6/1/21 TBA (h)                      3,705,000       3,604,268
V    5.00%, due 6/1/36 TBA (h)                      5,830,000       5,509,350
  5.50%, due 2/1/17 (g)                               940,783         934,772
V    5.50%, due 6/1/21 TBA (h)                      4,550,000       4,511,607
  5.50%, due 6/1/33 (g)                             2,410,009       2,347,044
  5.50%, due 11/1/33 (g)                            2,032,831       1,979,720
  5.50%, due 12/1/33 (g)                            1,408,831       1,372,024
  6.00%, due 8/1/17 (g)                               165,413         167,600
  6.00%, due 1/1/33 (g)                               725,485         723,959
  6.00%, due 3/1/33 (g)                               983,327         980,587
  6.00%, due 9/1/35 (g)                             1,492,949       1,487,237
V    6.00%, due 6/1/36 TBA (h)                      3,295,000       3,276,466
  6.50%, due 6/1/31 (g)                               225,902         230,591
  6.50%, due 8/1/31 (g)                               165,105         168,532
  6.50%, due 10/1/31 (g)                              111,550         113,865
  6.50%, due 6/1/32 (g)                               131,358         133,948
                                                                 ------------
                                                                   34,261,457
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (4.8%)
V    5.00%, due 5/1/36 TBA (h)                      $4,830,000   $  4,627,744
  6.00%, due 2/15/29 (g)                               89,049          89,586
  6.00%, due 4/15/29 (g)                              469,421         472,147
  6.00%, due 8/15/32 (g)                            1,114,047       1,119,024
  6.50%, due 7/15/28 (g)                              115,578         119,186
  6.50%, due 5/15/29 (g)                               60,627          62,521
                                                                 ------------
                                                                    6,490,208
                                                                 ------------
UNITED STATES TREASURY BONDS (10.3%)
V    6.00%, due 2/15/26 (c)                         4,130,000       4,473,628
V    6.25%, due 8/15/23 (g)                         3,375,000       3,729,902
  6.25%, due 5/15/30 (c)                            1,405,000       1,587,869
  6.875%, due 8/15/25 (c)                           1,070,000       1,269,873
  7.50%, due 11/15/16 (c)                           1,785,000       2,124,568
  8.75%, due 8/15/20 (g)                              620,000         834,336
                                                                 ------------
                                                                   14,020,176
                                                                 ------------
UNITED STATES TREASURY NOTES (4.5%)
V    3.125%, due 1/31/07 (g)                        4,740,000       4,676,119
  3.375%, due 2/15/08 (g)                             620,000         604,064
  3.875%, due 9/15/10 (g)                             165,000         158,310
  3.875%, due 2/15/13 (g)                              60,000          56,173
  4.50%, due 2/15/16 (g)                              685,000         655,138
                                                                 ------------
                                                                    6,149,804
                                                                 ------------
Total U.S. Government & Federal Agencies
  (Cost $91,211,672)                                               89,127,526
                                                                 ------------

YANKEE BONDS (0.0%)++(I)
-----------------------------------------------------------------------------
INSURANCE (0.0%)++
Fairfax Financial Holdings, Ltd.
  7.375%, due 4/15/18                                  20,000          17,000
  8.30%, due 4/15/26 (c)                               20,000          17,400
                                                                 ------------
Total Yankee Bonds
  (Cost $36,209)                                                       34,400
                                                                 ------------
Total Long-Term Bonds
  (Cost $130,122,847)                                             127,138,870
                                                                 ------------
                                                        SHARES
CONVERTIBLE PREFERRED STOCK (0.0%)++
-----------------------------------------------------------------------------
SOFTWARE (0.0%)++
QuadraMed Corp.
  5.50% (b)(f)(j)                                         100           2,200
                                                                 ------------
Total Convertible Preferred Stock
  (Cost $1,800)                                                         2,200
                                                                 ------------

 150   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
PREFERRED STOCK (0.0%)++
-----------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.0%)++
Sovereign Real Estate Investment Corp.
  12.00% (b)                                               50    $     67,625
                                                                 ------------
Total Preferred Stock
  (Cost $76,875)                                                       67,625
                                                                 ------------
                                                     NUMBER OF
                                                      WARRANTS
WARRANTS (0.0%)++
-----------------------------------------------------------------------------
INTERNET (0.0%)++
Ziff Davis Holdings, Inc.
  Strike Price $0.001
  Expire 8/12/12 (j)(k)                                 1,210              12
                                                                 ------------
Total Warrants
  (Cost $11)                                                               12
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (29.4%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (17.9%)
ABN AMRO North American Finance, Inc.
  4.80%, due 5/15/06 (g)                            $1,965,000      1,961,333
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (l)                              194,237         194,237
Den Danske Bank
  4.773%, due 5/5/06 (l)                              194,237         194,237
Deutsche Bank Financial LLC
  4.765%, due 5/11/06 (g)                           3,000,000       2,996,029
Dexia Delaware LLC
  4.76%, due 5/5/06 (g)                             4,795,000       4,792,464
  4.86%, due 5/24/06 (g)                            1,230,000       1,226,180
General Electric Capital Corp.
  5.001%, due 6/26/06 (l)                             553,654         553,654
Goldman Sachs Group, Inc.
  4.84%, due 5/25/06 (g)                            2,365,000       2,357,369
Grampian Funding LLC
  4.785%, due 5/3/06 (l)                              194,237         194,237
ING U.S. Funding LLC
  4.90%, due 5/26/06 (g)                            1,880,000       1,873,603
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (l)                             194,237         194,237
Liberty Street Funding Co.
  4.87%, due 5/18/06 (l)                              194,237         194,237

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Merrill Lynch & Co., Inc.
  4.75%, due 5/1/06 (g)                             $2,000,000   $  2,000,000
Rabobank USA Finance Corp.
  4.81%, due 5/1/06 (g)                             5,575,000       5,575,000
                                                                 ------------
Total Commercial Paper
  (Cost $24,306,817)                                               24,306,817
                                                                 ------------
FEDERAL AGENCY (2.7%)
Federal Home Loan Bank (Discount Note)
  4.63%, due 5/1/06 (g)                             3,685,000       3,685,000
                                                                 ------------
Total Federal Agency
  (Cost $3,685,000)                                                 3,685,000
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANIES (5.3%)
BGI Institutional Money Market Fund (l)             1,442,928       1,442,928
Merrill Lynch Funds--Premier Institutional Money
  Market Fund                                       5,718,943       5,718,943
                                                                 ------------
Total Investment Companies
  (Cost $7,161,871)                                                 7,161,871
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.5%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $699,389
  (Collateralized by various bonds
  with a Principal Amount of
  $725,227 and Market Value
  of $719,767) (l)                                  $ 699,099         699,099
                                                                 ------------
Total Repurchase Agreement
  (Cost $699,099)                                                     699,099
                                                                 ------------
TIME DEPOSITS (3.0%)
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (l)                              388,474         388,474
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (l)                             388,474         388,474
Bank of America
  4.77%, due 5/26/06 (e)(l)                           582,712         582,712
Bank of Montreal
  4.78%, due 5/8/06 (l)                               194,237         194,237

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    151

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Bank of Nova Scotia
  4.78%, due 5/10/06 (l)                            $ 388,474    $    388,474
Barclays
  4.95%, due 6/20/06 (l)                              388,474         388,474
BNP Paribas
  4.80%, due 5/12/06 (l)                              291,356         291,356
Calyon
  4.955%, due 6/19/06 (l)                             194,237         194,237
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (l)                               291,356         291,356
Fortis Bank
  4.77%, due 5/9/06 (l)                               194,237         194,237
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (l)                              388,474         388,474
Societe Generale
  4.73%, due 5/9/06 (l)                               388,474         388,474
                                                                 ------------
Total Time Deposits
  (Cost $4,078,979)                                                 4,078,979
                                                                 ------------
Total Short-Term Investments
  (Cost $39,931,766)                                               39,931,766
                                                                 ------------
Total Investments
  (Cost $170,133,299) (l)                               122.9%    167,140,473(m)
Liabilities in Excess of
  Cash and Other Assets                                 (22.9)    (31,168,315)
                                                    ----------   ------------
Net Assets                                              100.0%   $135,972,158
                                                    ==========   ============

++   Less than one tenth of a percent.
(a)  LYON--Liquid Yield Option Note: callable, zero-coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put
     prices reflect fixed interest rates, and therefore
     increase over time.
(b)  May be sold to institutional investors only.
(c)  Represents security, or a portion thereof, which is out on loan.
(d)  Issue in default.
(e)  Floating rate. Rate shown is the rate in effect at
     April 30, 2006.
(f)  Illiquid security. The total market value of these
     securities at April 30, 2006 is $13,100, which
     represents 0.0% of the Fund's net assets.
(g)  Segregated as collateral for TBAs.
(h)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement. The market value of these
     securities at April 30, 2006 is $23,865,291.
(i)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(j)  Non-income producing security.
(k)  Fair valued security. The total market value of these
     securities at April 30, 2006 is $12, which reflects
     0.0% of the Fund's net assets.
(l)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
     The cost for federal income tax purposes is
     $170,149,173.
(m)  At April 30, 2006, net unrealized depreciation was
     $3,008,700 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $359,415 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $3,368,115.
The following abbreviations are used in the above portfolio:
E--Euro

 152   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $170,133,299) including
  $7,557,752 market value of securities loaned  $167,140,473
Cash                                                   3,222
Cash denominated in foreign currencies
  (identified cost $233)                                 244
Receivables:
  Dividends and interest                           1,212,473
  Fund shares sold                                   763,370
  Investment securities sold                         535,020
Other assets                                          16,409
                                                -------------
    Total assets                                 169,671,211
                                                -------------

LIABILITIES:
Securities lending collateral                      7,745,845
Payables:
  Investment securities purchased                 25,533,394
  Manager                                            130,953
  Fund shares redeemed                               127,644
  Professional                                        19,726
  Portfolio pricing                                   18,903
  Transfer agent                                      12,213
  NYLIFE Distributors                                  5,483
  Directors                                            1,153
  Custodian                                              522
Accrued expenses                                       5,804
Dividends payable                                     97,116
Unrealized depreciation on foreign currency
  forward contracts                                      297
                                                -------------
    Total liabilities                             33,699,053
                                                -------------
Net assets                                      $135,972,158
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $        927
  Class B                                                312
  Class C                                                135
  Class I                                             12,855
Additional paid-in capital                       148,129,661
Accumulated undistributed net investment
  income                                             216,277
Accumulated net realized loss on investments
  and foreign currency transactions               (9,394,897)
Net unrealized depreciation on investments        (2,992,826)
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                             (286)
                                                -------------
Net assets                                      $135,972,158
                                                =============
CLASS A
Net assets applicable to outstanding shares     $  8,859,100
                                                =============
Shares of capital stock outstanding                  927,293
                                                =============
Net asset value per share outstanding           $       9.55
Maximum sales charge (4.50% of offering price)          0.45
                                                -------------
Maximum offering price per share outstanding    $      10.00
                                                =============
CLASS B
Net assets applicable to outstanding shares     $  2,984,132
                                                =============
Shares of capital stock outstanding                  311,910
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.57
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  1,290,631
                                                =============
Shares of capital stock outstanding                  134,929
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.57
                                                =============
CLASS I
Net assets applicable to outstanding shares     $122,838,295
                                                =============
Shares of capital stock outstanding               12,855,212
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.56
                                                =============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    153

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 3,189,096
  Income from securities loaned--net                   7,442
                                                 -----------
    Total income                                   3,196,538
                                                 -----------
EXPENSES:
  Manager                                            398,045
  Registration                                        31,693
  Transfer agent--Classes A, B and C                  22,233
  Transfer agent--Class I                              8,036
  Professional                                        21,504
  Distribution--Class B                               13,619
  Distribution--Class C                                5,417
  Distribution/Service--Class A                       10,885
  Service--Class B                                     4,540
  Service--Class C                                     1,806
  Custodian                                           12,535
  Shareholder communication                            8,514
  Directors                                            5,043
  Miscellaneous                                       21,648
                                                 -----------
    Total expenses before reimbursement              565,518
  Expense reimbursement from Manager                 (54,539)
                                                 -----------
    Net expenses                                     510,979
                                                 -----------
Net investment income                              2,685,559
                                                 -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                             (787,775)
  Foreign currency transactions                         (156)
                                                 -----------
Net realized loss on investments and foreign
  currency transactions                             (787,931)
                                                 -----------
Net change in unrealized depreciation on:
  Security transactions                           (1,608,142)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                   (263)
                                                 -----------
Net change in unrealized depreciation on
  investments and foreign currency transactions   (1,608,405)
                                                 -----------
Net realized and unrealized loss on investments
  and foreign currency transactions               (2,396,336)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $   289,223
                                                 ===========

 154   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  2,685,559   $  5,404,429
 Net realized gain (loss) on
  investments and foreign currency
  transactions                           (787,931)       958,313
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                         (1,608,405)    (4,581,797)
                                     ---------------------------
 Net increase in net assets
  resulting from operations               289,223      1,780,945
                                     ---------------------------
Dividends to shareholders:
 From net investment income:
   Class A                               (158,538)      (255,680)
   Class B                                (51,997)       (93,542)
   Class C                                (20,246)       (36,913)
   Class I                             (2,464,213)    (4,971,489)
                                     ---------------------------
 Total dividends to shareholders       (2,694,994)    (5,357,624)
                                     ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              2,531,195      3,766,852
   Class B                                359,907      2,728,587
   Class C                                319,345      1,376,846
   Class I                             13,656,694     19,210,142

                                             2006           2005
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                           $    139,907   $    229,745
   Class B                                 40,454         75,781
   Class C                                 14,565         29,403
   Class I                              1,935,062      3,972,650
                                     ---------------------------
                                       18,997,129     31,390,006
 Cost of shares redeemed:
   Class A                             (1,710,803)    (3,788,902)
   Class B                             (1,728,136)    (1,077,851)
   Class C                               (729,775)      (598,670)
   Class I                             (5,726,655)   (59,445,099)
                                     ---------------------------
                                       (9,895,369)   (64,910,522)
   Increase (decrease) in net
    assets derived from capital
    share transactions                  9,101,760    (33,520,516)
                                     ---------------------------
   Net increase (decrease) in net
    assets                              6,695,989    (37,097,195)

NET ASSETS:
Beginning of period                   129,276,169    166,373,364
                                     ---------------------------
End of period                        $135,972,158   $129,276,169
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $    216,277   $    225,712
                                     ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    155

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                         CLASS A
                                                       --------------------------------------------
                                                                                        JANUARY 2,
                                                       SIX MONTHS                          2004*
                                                         ENDED         YEAR ENDED         THROUGH
                                                       APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                                         2006**           2005             2004
Net asset value at beginning of period                   $ 9.72          $ 9.98           $ 9.86
                                                       ----------      -----------      -----------
Net investment income                                      0.18            0.34             0.25
Net realized and unrealized gain (loss) on
  investments                                             (0.17)          (0.28)            0.12
Net realized and unrealized gain (loss) on foreign
  currency transactions                                   (0.00)(a)          --               --
                                                       ----------      -----------      -----------
Total from investment operations                           0.01            0.06             0.37
                                                       ----------      -----------      -----------
Less dividends:
  From net investment income                              (0.18)          (0.32)           (0.25)
                                                       ----------      -----------      -----------
Net asset value at end of period                         $ 9.55          $ 9.72           $ 9.98
                                                       ==========      ===========      ===========
Total investment return (b)                                0.05%(c)        0.63%            3.79%(c)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                  3.72%+          3.45%            2.89%+
    Net expenses                                           1.10%+          1.08%            1.19%+
    Expenses (before reimbursement)                        1.32%+          1.41%            1.37%+
Portfolio turnover rate                                      83%(d)         192%(d)          193%
Net assets at end of period (in 000's)                   $8,859          $8,062           $8,084

                                                                         CLASS C
                                                       --------------------------------------------
                                                                                        JANUARY 2,
                                                       SIX MONTHS                          2004*
                                                         ENDED         YEAR ENDED         THROUGH
                                                       APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                                         2006**           2005             2004
Net asset value at beginning of period                   $ 9.73          $ 9.99            $9.86
                                                       ----------      -----------      -----------
Net investment income                                      0.15            0.26             0.19
Net realized and unrealized gain (loss) on
  investments                                             (0.17)          (0.27)            0.13
Net realized and unrealized gain (loss) on foreign
  currency transactions                                   (0.00)(a)          --               --
                                                       ----------      -----------      -----------
Total from investment operations                          (0.02)          (0.01)            0.32
                                                       ----------      -----------      -----------
Less dividends:
  From net investment income                              (0.14)          (0.25)           (0.19)
                                                       ----------      -----------      -----------
Net asset value at end of period                         $ 9.57          $ 9.73            $9.99
                                                       ==========      ===========      ===========
Total investment return (b)                               (0.22%)(c)      (0.11%)           3.25%(c)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                  2.97%+          2.70%            2.14%+
    Net expenses                                           1.85%+          1.83%            1.94%+
    Expenses (before reimbursement)                        2.07%+          2.16%            2.12%+
Portfolio turnover rate                                      83%(d)         192%(d)          193%
Net assets at end of period (in 000's)                   $1,291          $1,708            $ 937

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total Return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls was 33% and 76% for the six months ended April 30, 2006 and the year end October 31, 2005, respectively.
(e)  Per share data based on average shares outstanding during the period.

 156   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                     CLASS B
-------------------------------------------------
                                      JANUARY 2,
     SIX MONTHS                          2004*
       ENDED         YEAR ENDED         THROUGH
     APRIL 30,       OCTOBER 31,      OCTOBER 31,
       2006**           2005             2004
       $ 9.73          $ 9.99           $ 9.86
     ----------      -----------      -----------
         0.15            0.26             0.19
        (0.17)          (0.27)            0.13
        (0.00)(a)          --               --
     ----------      -----------      -----------
        (0.02)          (0.01)            0.32
     ----------      -----------      -----------
        (0.14)          (0.25)           (0.19)
     ----------      -----------      -----------
       $ 9.57          $ 9.73           $ 9.99
     ==========      ===========      ===========
        (0.22%)(c)      (0.11%)           3.25%(c)
         2.97%+          2.70%            2.14%+
         1.85%+          1.83%            1.94%+
         2.07%+          2.16%            2.12%+
           83%(d)         192%(d)          193%
       $2,984          $4,359           $2,732

                                       CLASS I
-------------------------------------------------------------------------------------
     SIX MONTHS
       ENDED
     APRIL 30,                            YEAR ENDED OCTOBER 31,
       2006**          2005          2004          2003          2002          2001
      $   9.72       $  10.00      $   9.83      $   9.66      $  10.32      $   9.75
     ----------      --------      --------      --------      --------      --------
          0.20           0.38          0.34          0.36(e)       0.45(e)       0.55(e)
         (0.16)         (0.28)         0.17          0.18         (0.30)         0.76
         (0.00)(a)         --            --            --            --            --
     ----------      --------      --------      --------      --------      --------
          0.04           0.10          0.51          0.54          0.15          1.31
     ----------      --------      --------      --------      --------      --------
         (0.20)         (0.38)        (0.34)        (0.37)        (0.81)        (0.74)
     ----------      --------      --------      --------      --------      --------
      $   9.56       $   9.72      $  10.00      $   9.83      $   9.66      $  10.32
     ==========      ========      ========      ========      ========      ========
          0.39%(c)       0.97%         5.30%         5.69%         1.73%        14.06%
          4.12%+         3.81%         3.33%         3.66%         4.62%         5.53%
          0.70%+         0.72%         0.75%         0.75%         0.75%         0.75%
          0.77%+         0.86%         0.93%         0.90%         0.91%         0.88%
            83%(d)        192%(d)       193%          153%          159%          257%
      $122,838       $115,147      $154,620      $133,041      $130,813      $116,344

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    157

MAINSTAY SHORT TERM BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -1.87%   -1.50%  1.79%   3.78%
Excluding sales charges   1.17     1.55   2.41    4.10

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY SHORT TERM        CITIGROUP 1-3 YEAR             CITIGROUP 1-3YR
                                                        BOND FUND                TREASURY INDEX            TREASURY AGENCY INDEX
                                                    -------------------        ------------------          ---------------------
4/30/96                                                    9700                       10000                         10000
                                                          10239                       10611                         10613
                                                          10888                       11368                         11372
                                                          11432                       12043                         12048
                                                          11748                       12478                         12485
                                                          12866                       13682                         13707
                                                          13458                       14542                         14611
                                                          14125                       15328                         15439
                                                          14206                       15496                         15625
                                                          14272                       15681                         15829
4/30/06                                                   14492                       16000                         16171

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          1.29%   1.91%  2.74%   4.39%

(PERFORMANCE GRAPH)

                                                    MAINSTAY SHORT TERM        CITIGROUP 1-3 YEAR             CITIGROUP 1-3YR
                                                         BOND FUND               TREASURY INDEX            TREASURY AGENCY INDEX
                                                    -------------------        ------------------          ---------------------
04/30/96                                                  10000                       10000                       10000
                                                          10581                       10611                       10613
                                                          11278                       11368                       11372
                                                          11870                       12043                       12048
                                                          12229                       12478                       12485
                                                          13423                       13682                       13707
                                                          14071                       14542                       14611
                                                          14805                       15328                       15439
                                                          14927                       15496                       15625
                                                          15077                       15681                       15829
04/30/06                                                  15366                       16000                       16171

                                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------------------------------

Citigroup 1-3 Year Treasury Index(1)                      1.39%   2.04%  3.18%   4.81%
Citigroup 1-3 Year U.S. Treasury Agency Index(2)          1.46    2.16   3.36    4.92
Average Lipper short U.S. government fund(4)              1.24    1.84   2.83    4.30

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a max-imum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.

1. The Citigroup 1-3 Year Treasury Index is an unmanaged index that consists of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Citigroup 1-3 Year U.S. Treasury Agency Index is an unmanaged index that consists of U.S. Treasury notes (minimum amount outstanding is $1 billion per issue) and agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. Results assume reinvestment of all income and capital gains. The Citigroup 1-3 Year U.S. Treasury Agency Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 158   MainStay Short Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,011.70            $4.49            $1,020.50             $4.51
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,012.90            $2.99            $1,022.00             $3.01
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.90% for Class A and 0.60% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                   www.mainstayfunds.com     159

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                87.2
Short-Term Investments (collateral from securities lending                        12.5
  is 8.2%)
Mortgage-Backed Securities                                                         5.1
Corporate Bonds                                                                    3.5
Asset-Backed Securities                                                            1.1
Liabilities in Excess of Cash and Other Assets                                    (9.4)

See Portfolio of Investments on page 162 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 3.00%, due 11/15/07
 2.  United States Treasury Note, 3.625%, due 4/30/07
 3. Federal National Mortgage Association, 4.75%, due 1/2/07
 4. Federal National Mortgage Association, 4.00%, due 9/2/08
 5.  United States Treasury Note, 3.875%, due 9/15/10
 6. Federal Home Loan Mortgage Corporation, 4.00%, due 8/17/07
 7.  United States Treasury Note, 3.375%, due 2/15/08
 8. Federal Home Loan Mortgage Corporation, 5.125%, due 4/18/08
 9. Federal National Mortgage Association, 6.625%, due 9/15/09
10. Federal National Mortgage Association, 5.25%, due 4/15/07

 160   MainStay Short Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Claude Athaide, Ph.D., CFA, and Gary Goodenough of MacKay Shields LLC

HOW DID MAINSTAY SHORT TERM BOND FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Short Term Bond Fund returned 1.17% for Class A shares for the six months ended April 30, 2006. Over the same period, Class I shares returned 1.29%. Class A and Class I shares both underperformed the 1.46% return of Citigroup 1-3 Year U.S. Treasury Agency Index,(1) the Fund's broad-based securities-market index, for the six-month period. Class I shares outperformed--and Class A shares underperformed--the 1.24% return of the average Lipper(2) short U.S. government fund for the six months ended April 30, 2006.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, the Federal Open Market Committee met four times and raised the targeted federal funds rate by 25 basis points on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of the reporting period, the targeted federal funds rate stood at 4.75%, its highest level since March 2001. The yield on the two-year Treasury note rose during the reporting period. The one-year constant maturity Treasury yield began the reporting period lower than the yield on the three-year constant maturity Treasury, but by the end of April 2006, the relationship had reversed.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

At the beginning of the reporting period, the duration of the portfolio was approximately 0.1 years shorter than the Index. By the end of 2005, we let the Fund's duration move to about 0.2 years shorter than the Index because we felt the yield on the two-year Treasury would rise. This interest-rate stance positively affected the Fund's performance. During the reporting period, we substantially lowered the Fund's exposure to agency debt and substantially increased the Fund's allocation to agency mortgages. We increased the Fund's Treasury weighting during the reporting period.

WHAT OTHER EVENTS AFFECTED THE SHORT-TERM BOND MARKET?

In his testimony before the Joint Economic Committee of Congress on April 27, 2006, Federal Reserve Board Chairman Bernanke said that "even if in the FOMC's judgment the risks to its objectives are not entirely balanced, at some point in the future the FOMC may decide to take no action at one or more meetings in the interest of allowing more time to receive information relevant to the outlook."

The impact of this remark was quickly felt in the market. The yield on the two-year Treasury note declined from 4.99% before Mr. Bernanke's testimony to 4.86% by the end of April 2006, and we shortened the Fund's duration accordingly.



The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional securities lending disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 158 for more information on the Citigroup 1-3 Year U.S. Treasury Agency Index.
2. See footnote on page 158 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   www.mainstayfunds.com     161

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
LONG-TERM BONDS (96.9%)+
ASSET-BACKED SECURITIES (1.1%)
-----------------------------------------------------------------------------
CONSUMER FINANCE (0.3%)
Harley-Davidson Motorcycle Trust
  Series 2002-1, Class A2
  4.50%, due 1/15/10                                $   190,521   $   190,237
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2, Class A3
  2.27%, due 10/22/07                                    80,241        79,859
                                                                  -----------
                                                                      270,096
                                                                  -----------
CONSUMER LOANS (0.7%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1, Class A1
  2.89%, due 7/20/10                                    604,083       587,813
                                                                  -----------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5, Class A
  5.30%, due 6/15/09                                    110,000       110,077
                                                                  -----------

THRIFTS & MORTGAGE FINANCE (0.0%)++
Vanderbilt Mortgage Finance
  Series 1999-B, Class 1A4
  6.545%, due 4/7/18                                        570           569
                                                                  -----------
Total Asset-Backed Securities
  (Cost $987,714)                                                     968,555
                                                                  -----------
CORPORATE BONDS (3.5%)
-----------------------------------------------------------------------------
AGRICULTURE (1.4%)
Cargill, Inc.
  6.25%, due 5/1/06 (a)                               1,210,000     1,210,000
                                                                  -----------
HEALTH CARE-SERVICES (2.1%)
Quest Diagnostics, Inc.
  6.75%, due 7/12/06                                  1,860,000     1,864,356
                                                                  -----------
Total Corporate Bonds
  (Cost $3,084,866)                                                 3,074,356
                                                                  -----------

MORTGAGE-BACKED SECURITIES (5.1%)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (5.1%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1, Class A1
  4.907%, due 5/11/35                                    47,284        47,206

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Citigroup Commercial
  Mortgage Trust
  Series 2005-EMG, Class A1
  4.154%, due 9/20/51 (a)                           $   458,406   $   448,086
JP Morgan Chase Commercial Mortgage Securities
  Corp.
  Series 2004-CB9, Class A1
  3.475%, due 6/12/41                                 1,243,963     1,201,270
LB-UBS Commercial
  Mortgage Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                                   470,000       444,823
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                                  548,493       532,169
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                                 1,106,565     1,074,460
Morgan Stanley Capital I
  Series 2003-IQ5, Class A1
  3.02%, due 4/15/38                                     22,314        22,221
Wachovia Bank Commercial Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                                   821,315       797,013
                                                                  -----------
Total Mortgage-Backed Securities
  (Cost $4,706,425)                                                 4,567,248
                                                                  -----------

U.S. GOVERNMENT & FEDERAL AGENCIES (87.2%)
-----------------------------------------------------------------------------
FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (4.0%)
  Series 2632, Class NH
  3.50%, due 6/15/13 (b)                              1,912,377     1,797,161
  Series R001, Class AE
  4.375%, due 4/15/15 (b)                             1,851,087     1,791,436
                                                                  -----------
                                                                    3,588,597
                                                                  -----------
FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) (1.0%)
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (b)                                906,870       919,923
                                                                  -----------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 162   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (11.1%)
V    4.00%, due 8/17/07 (b)                         $ 6,240,000   $ 6,149,189
V    5.125%, due 4/18/08 (b)                          3,700,000     3,699,412
                                                                  -----------
                                                                    9,848,601
                                                                  -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.0%)++
  5.00%, due 1/1/07 (b)                                  36,178        36,054
                                                                  -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (26.2%)
  3.15%, due 5/28/08 (b)                                330,000       317,263
V    4.00%, due 9/2/08 (c)                            6,480,000     6,303,161
V    4.75%, due 1/2/07 (b)                           11,265,000    11,224,119
V    5.25%, due 4/15/07 (b)                           2,480,000     2,481,203
V    6.625%, due 9/15/09 (b)                          2,845,000     2,971,110
                                                                  -----------
                                                                   23,296,856
                                                                  -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (2.7%)
  4.50%, due 11/1/18 (b)                                664,941       634,577
  7.00%, due 7/1/36 TBA (d)                           1,725,000     1,770,820
                                                                  -----------
                                                                    2,405,397
                                                                  -----------
FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.0%)++
  Series 1364, Class K
  5.00%, due 9/15/07 (b)                                 11,914        11,888
                                                                  -----------

UNITED STATES TREASURY NOTES (42.2%)
V    3.00%, due 11/15/07 (c)                         13,400,000    13,026,261
V    3.375%, due 2/15/08 (c)                          5,395,000     5,256,332
V    3.625%, due 4/30/07 (b)                         11,890,000    11,738,593
V    3.875%, due 9/15/10 (b)                          6,485,000     6,222,053
  4.50%, due 2/15/09 (b)                              1,400,000     1,386,218
                                                                  -----------
                                                                   37,629,457
                                                                  -----------
Total U.S. Government & Federal Agencies
  (Cost $78,535,996)                                               77,736,773
                                                                  -----------
Total Long-Term Bonds
  (Cost $87,315,001)                                               86,346,932
                                                                  -----------

SHORT-TERM INVESTMENTS (12.5%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (5.9%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (e)                                183,129       183,129
Den Danske Bank
  4.773%, due 5/5/06 (e)                                183,129       183,129

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
COMMERCIAL PAPER (CONTINUED)
General Electric Capital Corp.
  5.001%, due 6/26/06 (e)                           $   521,992   $   521,992
Grampian Funding LLC
  4.785%, due 5/3/06 (e)                                183,129       183,129
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (e)                               183,129       183,129
Liberty Street Funding Co.
  4.87%, due 5/18/06 (e)                                183,129       183,129
Rabobank USA Finance Corp.
  4.81%, due 5/1/06 (b)                               3,835,000     3,835,000
                                                                  -----------
Total Commercial Paper
  (Cost $5,272,637)                                                 5,272,637
                                                                  -----------

                                                         SHARES
INVESTMENT COMPANY (1.5%)
BGI Institutional Money Market Fund (e)               1,360,411     1,360,411
                                                                  -----------
Total Investment Company
  (Cost $1,360,411)                                                 1,360,411
                                                                  -----------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.8%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $659,393 (Collateralized by
  various bonds with a Principal Amount of
  $683,753 and a Market Value
  of $678,605) (e)                                  $   659,119       659,119
                                                                  -----------
Total Repurchase Agreement
  (Cost $659,119)                                                     659,119
                                                                  -----------
TIME DEPOSITS (4.3%)
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (e)                                366,259       366,259
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (e)                               366,258       366,258
Bank of America
  4.77%, due 5/26/06 (e)(f)                             549,388       549,388
Bank of Montreal
  4.78%, due 5/8/06 (e)                                 183,129       183,129
Bank of Nova Scotia
  4.78%, due 5/10/06 (e)                                366,259       366,259
Barclays
  4.95%, due 6/20/06 (e)                                366,259       366,259
BNP Paribas
  4.80%, due 5/12/06 (e)                                274,694       274,694

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    163

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Calyon
  4.955%, due 6/19/06 (e)                           $   183,129   $   183,129
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (e)                                 274,694       274,694
Fortis Bank
  4.77%, due 5/9/06 (e)                                 183,129       183,129
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (e)                                366,259       366,259
Societe Generale
  4.73%, due 5/9/06 (e)                                 366,259       366,259
                                                                  -----------
Total Time Deposits
  (Cost $3,845,716)                                                 3,845,716
                                                                  -----------
Total Short-Term Investments
  (Cost $11,137,883)                                               11,137,883
                                                                  -----------
Total Investments
  (Cost $98,452,884) (g)                                  109.4%   97,484,815(h)
Liabilities in Excess of
  Cash and Other Assets                                    (9.4)   (8,379,511)
                                                    -----------   -----------
Net Assets                                                100.0%  $89,105,304
                                                    ===========   ===========

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Segregated as collateral for TBAs.
(c)  Represents security, or a portion thereof, which is out on loan.
(d)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement. The market value of these
     securities at April 30, 2006 is $1,770,820.
(e)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(g)  The cost for federal income tax purposes is $98,468,838.
(h)  At April 30, 2006, net unrealized depreciation was
     $984,023 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $9,501 and aggregate
     gross unrealized depreciation for all investments on
     which there was an excess of cost over market value of
     $993,524.

 164   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $98,452,884) including
  $7,153,254 market value of securities loaned   $97,484,815
Cash                                                     403
Receivables:
  Dividends and interest                             914,328
  Fund shares sold                                    16,319
Other assets                                          17,397
                                                 ------------
    Total assets                                  98,433,262
                                                 ------------
LIABILITIES:
Securities lending collateral                      7,302,883
Payables:
  Investment securities purchased                  1,771,628
  Manager                                             34,077
  Professional                                        17,434
  Fund shares redeemed                                13,957
  Transfer agent                                      13,812
  Shareholder communication                            5,594
  Portfolio pricing                                    4,840
  Custodian                                            1,964
  NYLIFE Distributors                                    935
  Directors                                              869
Accrued expenses                                       2,066
Dividends payable                                    157,899
                                                 ------------
    Total liabilities                              9,327,958
                                                 ------------
Net assets                                       $89,105,304
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                        $       507
  Class I                                              9,363
Additional paid-in capital                        93,681,791
Accumulated distributions in excess of net
  investment income                                 (100,705)
Accumulated net realized loss on investments      (3,517,583)
Net unrealized depreciation on investments          (968,069)
                                                 ------------
Net assets                                       $89,105,304
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $ 4,579,378
                                                 ============
Shares of capital stock outstanding                  507,286
                                                 ============
Net asset value per share outstanding            $      9.03
Maximum sales charge (3.00% of offering price)          0.28
                                                 ------------
Maximum offering price per share outstanding     $      9.31
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $84,525,926
                                                 ============
Shares of capital stock outstanding                9,362,936
                                                 ============
Net asset value and offering price per share
  outstanding                                    $      9.03
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    165

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                                        $1,793,015
  Income from securities loaned--net                   9,060
                                                  -----------
    Total income                                   1,802,075
                                                  -----------
EXPENSES:
  Manager                                            268,065
  Transfer agent--Class A                             13,313
  Transfer agent--Class I                              9,691
  Professional                                        18,960
  Registration                                        18,079
  Shareholder communication                            7,054
  Distribution/Service--Class A                        6,316
  Custodian                                            5,590
  Directors                                            3,631
  Miscellaneous                                       10,002
                                                  -----------
    Total expenses before reimbursement              360,701
  Expense reimbursement from Manager                 (85,047)
                                                  -----------
    Net expenses                                     275,654
                                                  -----------
Net investment income                              1,526,421
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investments                    (435,180)
Net change in unrealized depreciation on
  investments                                         53,719
                                                  -----------
Net realized and unrealized loss on investments     (381,461)
                                                  -----------
Net increase in net assets resulting from
  operations                                      $1,144,960
                                                  ===========

 166   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                               2006           2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income                 $  1,526,421   $  2,476,024
 Net realized loss on investments          (435,180)    (1,158,947)
 Net change in unrealized
  depreciation on investments                53,719       (859,250)
                                       ---------------------------
 Net increase in net assets resulting
  from operations                         1,144,960        457,827
                                       ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                                  (73,739)      (124,005)
   Class I                               (1,460,503)    (2,367,842)
                                       ---------------------------
 Total dividends to shareholders         (1,534,242)    (2,491,847)
                                       ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                  813,602      3,212,541
   Class I                                6,378,194      8,051,111

                                               2006           2005
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                             $     62,349   $    108,119
   Class I                                  589,413      1,003,989
                                       ---------------------------
                                          7,843,558     12,375,760
 Cost of shares redeemed:
   Class A                               (2,368,548)    (2,321,279)
   Class I                               (8,232,644)   (16,362,058)
                                       ---------------------------
                                        (10,601,192)   (18,683,337)
    Decrease in net assets derived
     from capital share transactions     (2,757,634)    (6,307,577)
                                       ---------------------------
    Net decrease in net assets           (3,146,916)    (8,341,597)

NET ASSETS:
Beginning of period                      92,252,220    100,593,817
                                       ---------------------------
End of period                          $ 89,105,304   $ 92,252,220
                                       ===========================
Accumulated distributions in excess
 of net investment income at end of
 period                                $   (100,705)  $    (92,884)
                                       ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    167

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                                                           JANUARY 2,
                                                              SIX MONTHS                                      2004*
                                                                ENDED               YEAR ENDED               THROUGH
                                                              APRIL 30,             OCTOBER 31,            OCTOBER 31,
                                                                2006**                 2005                   2005
Net asset value at beginning of period                          $ 9.06                $ 9.24                 $ 9.32
                                                              ----------            -----------            -----------
Net investment income                                             0.14(a)               0.20                   0.06
Net realized and unrealized gain (loss) on investments           (0.03)                (0.19)                 (0.01)
                                                              ----------            -----------            -----------
Total from investment operations                                  0.11                  0.01                   0.05
                                                              ----------            -----------            -----------
Less dividends and distributions:
  From net investment income                                     (0.14)                (0.19)                 (0.12)
  Return of capital                                                 --                    --                  (0.01)
                                                              ----------            -----------            -----------
Total dividends and distributions                                (0.14)                (0.19)                 (0.13)
                                                              ----------            -----------            -----------
Net asset value at end of period                                $ 9.03                $ 9.06                 $ 9.24
                                                              ==========            ===========            ===========
Total investment return (b)                                       1.17%(c)              0.09%                  0.57%(c)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                         3.14%+                2.16%                  1.43%+
    Net expenses                                                  0.90%+                1.07%                  1.00%+
    Expenses (before reimbursement)                               1.52%+                1.36%                  1.18%+
Portfolio turnover rate                                             54%(e)               151%                   151%
Net assets at end of period (in 000's)                          $4,579                $6,085                 $5,192

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 52% for the six months ended April 30, 2006.

 168   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                    CLASS I
--------------------------------------------------------------------------------
     SIX MONTHS
       ENDED
     APRIL 30,                         YEAR ENDED OCTOBER 31,
       2006**         2005         2004         2003         2002         2001
      $  9.07        $  9.26      $  9.31      $  9.34      $  9.57      $  9.36
     ----------      -------      -------      -------      -------      -------
         0.15(a)        0.24         0.17         0.19         0.29(a)      0.47
        (0.03)         (0.19)       (0.03)       (0.01)        0.00(d)      0.48
     ----------      -------      -------      -------      -------      -------
         0.12           0.05         0.14         0.18         0.29         0.95
     ----------      -------      -------      -------      -------      -------
        (0.16)         (0.24)       (0.18)       (0.21)       (0.52)       (0.74)
           --             --        (0.01)          --           --           --
     ----------      -------      -------      -------      -------      -------
        (0.16)         (0.24)       (0.19)       (0.21)       (0.52)       (0.74)
     ----------      -------      -------      -------      -------      -------
      $  9.03        $  9.07      $  9.26      $  9.31      $  9.34      $  9.57
     ==========      =======      =======      =======      =======      =======
         1.29%(c)       0.59%        1.50%        1.94%        3.21%       10.68%
         3.44%+         2.63%        1.83%        2.02%        3.13%        4.93%
         0.60%+         0.60%        0.60%        0.60%        0.60%        0.60%
         0.77%+         0.77%        0.78%        0.98%        0.96%        1.03%
           54%(e)        151%         151%         173%         228%         149%
      $84,526        $86,167      $95,402      $35,532      $37,201      $30,065

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    169

MAINSTAY BALANCED FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        0.99%    5.48%  7.66%   8.90%
Excluding sales charges   6.87    11.62   8.88    9.52

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
4/30/96                              9450             10000             10000             10000             10000
                                    10639             11322             10645             11095             12513
                                    13880             14431             11598             15642             17652
                                    14246             15049             12344             16570             21504
                                    13159             14776             12541             19223             23682
                                    15329             17248             14047             19278             20610
                                    16739             18676             15052             19142             18008
                                    16164             17922             16647             16436             15612
                                    19319             21673             16985             22264             19183
                                    21016             24565             17528             25519             20399
4/30/06                             23458             28196             17704             32261             23544


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/96                             10000
                                    11368
                                    14360
                                    15958
                                    16754
                                    16795
                                    16123
                                    15175
                                    17630
                                    18698
4/30/06                             21049

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        1.47%    5.83%  7.80%   8.72%
Excluding sales charges   6.47    10.83   8.10    8.72

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
4/30/96                             10000             10000             10000             10000             10000
                                    11177             11322             10645             11095             12513
                                    14476             14431             11598             15642             17652
                                    14756             15049             12344             16570             21504
                                    13521             14776             12541             19223             23682
                                    15635             17248             14047             19278             20610
                                    16949             18676             15052             19142             18008
                                    16247             17922             16647             16436             15612
                                    19282             21673             16985             22264             19183
                                    20823             24565             17528             25519             20399
4/30/06                             23078             28196             17704             32261             23544


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/96                             10000
                                    11368
                                    14360
                                    15958
                                    16754
                                    16795
                                    16123
                                    15175
                                    17630
                                    18698
4/30/06                             21049

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        5.47%    9.83%  8.09%   8.72%
Excluding sales charges   6.47    10.83   8.09    8.72

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
4/30/96                             10000             10000             10000             10000             10000
                                    11174             11322             10645             11095             12513
                                    14476             14431             11598             15642             17652
                                    14756             15049             12344             16570             21504
                                    13526             14776             12541             19223             23682
                                    15637             17248             14047             19278             20610
                                    16952             18676             15052             19142             18008
                                    16249             17922             16647             16436             15612
                                    19288             21673             16985             22264             19183
                                    20821             24565             17528             25519             20399
4/30/06                             23077             28196             17704             32261             23544


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/96                             10000
                                    11368
                                    14360
                                    15958
                                    16754
                                    16795
                                    16123
                                    15175
                                    17630
                                    18698
4/30/06                             21049

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5.00% if redeemed within the first six years of purchase, and

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 170   MainStay Balanced Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          7.10%   12.14%  9.25%   9.83%

(PERFORMANCE GRAPH)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
4/30/96                             10000             10000             10000             10000             10000
                                    11286             11322             10645             11095             12513
                                    14760             14431             11598             15642             17652
                                    15189             15049             12344             16570             21504
                                    14060             14776             12541             19223             23682
                                    16419             17248             14047             19278             20610
                                    17974             18676             15052             19142             18008
                                    17402             17922             16647             16436             15612
                                    20851             21673             16985             22264             19183
                                    22785             24565             17528             25519             20399
4/30/06                             25551             28196             17704             32261             23544


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/96                             10000
                                    11368
                                    14360
                                    15958
                                    16754
                                    16795
                                    16123
                                    15175
                                    17630
                                    18698
4/30/06                             21049

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          7.05%   12.08%  9.13%   9.72%

(PERFORMANCE GRAPH)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
4/30/96                             10000             10000             10000             10000             10000
                                    11275             11322             10645             11095             12513
                                    14729             14431             11598             15642             17652
                                    15142             15049             12344             16570             21504
                                    14002             14776             12541             19223             23682
                                    16334             17248             14047             19278             20610
                                    17863             18676             15052             19142             18008
                                    17277             17922             16647             16436             15612
                                    20674             21673             16985             22264             19183
                                    22561             24565             17528             25519             20399
4/30/06                             25287             28196             17704             32261             23544


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/96                             10000
                                    11368
                                    14360
                                    15958
                                    16754
                                    16795
                                    16123
                                    15175
                                    17630
                                    18698
4/30/06                             21049

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          6.93%   11.79%  8.85%   9.45%

(PERFORMANCE GRAPH)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
4/30/96                             10000             10000             10000             10000             10000
                                    11248             11322             10645             11095             12513
                                    14660             14431             11598             15642             17652
                                    15032             15049             12344             16570             21504
                                    13870             14776             12541             19223             23682
                                    16141             17248             14047             19278             20610
                                    17608             18676             15052             19142             18008
                                    16986             17922             16647             16436             15612
                                    20284             21673             16985             22264             19183
                                    22067             24565             17528             25519             20399
4/30/06                             24668             28196             17704             32261             23544


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/96                             10000
                                    11368
                                    14360
                                    15958
                                    16754
                                    16795
                                    16123
                                    15175
                                    17630
                                    18698
4/30/06                             21049

have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (5/1/89) through 12/31/03, performance for Class A, B, R1, and R2 shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, R1, and R2 shares. Prior to 4/28/06, performance for Class R3, shares includes the historical performance of Class I shares adjusted to reflect the fees and expenses for Class R3 shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     171

CLASS R3 SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          6.78%   11.47%  8.59%   9.18%

(PERFORMANCE GRAPH)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
4/30/96                             10000             10000             10000             10000             10000
                                    11219             11322             10645             11095             12513
                                    14584             14431             11598             15642             17652
                                    14918             15049             12344             16570             21504
                                    13727             14776             12541             19223             23682
                                    15934             17248             14047             19278             20610
                                    17338             18676             15052             19142             18008
                                    16686             17922             16647             16436             15612
                                    19873             21673             16985             22264             19183
                                    21587             24565             17528             25519             20399
4/30/06                             24062             28196             17704             32261             23544


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/96                             10000
                                    11368
                                    14360
                                    15958
                                    16754
                                    16795
                                    16123
                                    15175
                                    17630
                                    18698
4/30/06                             21049

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS

Balanced Composite Index(1)                               8.30%   14.78%  10.33%   10.92%
Merrill Lynch Corporate & Government 1-10 Years Bond
  Index(2)                                                0.72     1.00    4.74     5.88
Russell Midcap Index(3)                                  14.35    26.42   10.85    12.43
S&P 500(R) Index(4)                                       9.64    15.42    2.70     8.94
Lipper Balanced Fund Index(5)                             7.85    12.57    4.62     7.73
Average Lipper mixed-asset target allocation growth
  fund(6)                                                 8.34    13.18    3.94     7.25

the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.
1. The Fund's Balanced Composite Index is consists of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate & Government 1-10 Years Bond Index weighted 60%/40%. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Balanced Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or a composite.
2. The Merrill Lynch Corporate & Government 1-10 Years Bond Index is a market-capitalization-weighted index that consists of U.S. government and fixed-coupon domestic investment-grade corporate bonds. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. The Lipper Balanced Fund Index tracks the performance of the 30 largest balanced funds, with adjustments for the reinvestment of capital-gain and income distributions. An investment cannot be made directly into an index.
6. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 172   MainStay Balanced Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY BALANCED FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                   ENDING ACCOUNT                         VALUE (BASED
                                                    VALUE (BASED                        ON HYPOTHETICAL
                                   BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED          EXPENSES
                                    ACCOUNT         RETURNS AND           PAID             RETURN AND             PAID
                                     VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)         DURING
SHARE CLASS                         11/1/05           4/30/06           PERIOD(1)           4/30/06             PERIOD(1)

CLASS A SHARES                     $1,000.00         $1,069.30           $ 6.46            $1,018.70             $ 6.31
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                     $1,000.00         $1,065.55           $10.29            $1,014.95             $10.04
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                     $1,000.00         $1,065.55           $10.29            $1,014.95             $10.04
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                     $1,000.00         $1,071.30           $ 4.21            $1,020.90             $ 4.11
--------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                    $1,000.00         $1,070.80           $ 4.72            $1,020.40             $ 4.61
--------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                    $1,000.00         $  996.38           $ 6.00            $1,019.15             $ 5.86
--------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                    $1,000.00         $1,034.88           $ 0.12(2)         $1,017.75             $ 0.12(2)
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.26% for Class A, 2.01% for Class B and Class C, 0.82% for Class I, 0.92% for Class R1, 1.17% for Class R2, and 1.45% for R3) multiplied by the average account value over the period, divided by 365, multiplied by 181 for all share classes except Class R3 (to reflect the one-half year period) and multiplied by 3 for Class R3 (to reflect the since inception period).

2. Shares were first offered on April 28, 2006. Expenses paid during the period reflect ongoing costs for the since-inception period ending April 30, 2006. Had these shares been offered for the six months ended April 30, 2006, based on a hypothetical 5% annualized return, expenses paid during the period would be $7.25, and the ending account value would be $1,008.88.

                                                   www.mainstayfunds.com     173

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     59.8
Corporate Bonds                                                                   38.7
Short-Term Investments (collateral from securities lending                         5.8
  is 5.7%)
Federal Agencies                                                                   0.6
Yankee Bond                                                                       0.0*
Convertible Preferred Stock                                                       0.0*
Convertible Bond                                                                  0.0*
Warrants                                                                          0.0*
Liabilities in Excess of Cash and Other Assets                                    (4.9)

* Less than one tenth of a percent.

See Portfolio of Investments on page 177 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Pfizer, Inc.
 2.  Hewlett-Packard Co.
 3.  Merrill Lynch & Co., Inc.
 4.  Morgan Stanley
 5.  ExxonMobil Corp.
 6.  Goldman Sachs Group, Inc. (The)
 7.  Prudential Financial, Inc.
 8.  Lehman Brothers Holdings, Inc.
 9.  Merck & Co., Inc.
10.  Allstate Corp. (The)

 174   MainStay Balanced Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Joan M. Sabella of New York Life Investment Management LLC

HOW DID MAINSTAY BALANCED FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS FOR THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Balanced Fund returned 6.87% for Class A shares, 6.47% for Class B shares, and 6.47% for Class C shares for the six months ended April 30, 2006. Over the same period, Class I shares returned 7.10%, Class R1 shares returned 7.05%, and Class R2 shares returned 6.93%. All share classes underperformed the 8.30% return of the Balanced Composite Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. All share classes underperformed the 8.34% return of the average Lipper(2) mixed-asset target allocation growth fund for the six months ended April 30, 2006. The Fund introduced Class R3 shares on April 28, 2006.

DURING THE REPORTING PERIOD, WHICH EQUITY SECTORS WERE THE STRONGEST CONTRIBUTORS AND WHICH ONES WERE THE WEAKEST?

The equity portion of the Fund utilizes a proprietary quantitative investment process that focuses on a combination of valuation, operating, and trading factors. Sector holdings are a residual of the Fund's investment process and are not a product of top-down, macroeconomic analysis. The sectors that contributed the most to the performance of the equity portion of the Fund relative to the Russell MidCap(R) Value Index(3) were industrials, utilities, and financials. The Fund benefited from stock selection in the industrials and financials sectors. Despite poor stock picks among utilities, the Fund's underweighted exposure to the sector had a positive impact on relative performance.

The equity sectors that detracted the most from the Fund's performance were health care, consumer staples, and materials. Adverse stock selection in health care and consumer staples, as well as an underweighted position in materials and an overweighted exposure to health care, accounted for some of the Fund's underperformance.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS AND WHICH WERE THE WEAKEST?

Relative to the Russell MidCap(R) Value Index, the strongest individual contributors to the Fund's performance were New Century Financial, Swift Transportation, and Circuit City Stores. The Fund was overweighted relative to the Index in each of these stocks, and they all posted strong returns. The weakest stocks in the equity portion of the Fund included Aetna, Lear, and Ford Motor. Since each of these stocks were overweighted relative to the Russell MidCap(R) Value Index, their negative returns detracted from absolute and relative performance.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund selects securities using a proprietary quantitative investment process. Among the stocks that fit the Fund's purchase criteria during the reporting period were building-materials company USG and construction aggregates producer Martin Marietta Materials. Securities that were sold included automobile-finance company AmeriCredit and energy company Burlington Resources.

HOW DID SECTOR WEIGHTINGS CHANGE IN THE EQUITY PORTION OF THE FUND DURING THE REPORTING PERIOD?

Weighting changes in the equity portion of Fund result from a combination of security performance, industry performance, and the Fund's proprietary quantitative security selection process. During the reporting period, exposure to the information technology and health care sectors increased in the equity portion of the Fund as valuations became more attractive. The Fund reduced its equity weightings in the energy and consumer discretionary sectors.

At the end of April 2006, the equity portion of the Fund was overweighted relative to the Russell MidCap(R) Value Index in the energy and financials sectors and underweighted in utilities and materials.



The Fund can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Fund. See additional securities lending disclosure in the Notes to Financial Statements (Note 2). The Fund invests in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 172 for more information on the Fund's Balanced Composite Index.
2. See footnote on page 172 for more information on Lipper Inc.
3. See footnote on page 172 for more information on the Russell MidCap(R) Value Index.

                                                   www.mainstayfunds.com     175

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

During the reporting period, the Federal Open Market Committee raised the federal funds target rate four times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) As of April 30, 2006, the targeted federal funds rate stood at 4.75%. Strong yield-curve positioning helped the bond portion of the Fund outperform the Merrill Lynch Corporate & Government 1-10 Years Bond Index(4) during the reporting period.

WERE THERE ANY SIGNIFICANT CHANGES TO THE BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

Not from a strategic perspective. The bond portion of the Fund continued to maintain a duration of three to five years and a laddered maturity schedule. All bonds held by the Fund were investment grade at the time of purchase.



4. See footnote on page 172 for more information on the Merrill Lynch Corporate & Government 1-10 Years Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 176   MainStay Balanced Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
LONG-TERM BONDS (39.3%)+
CONVERTIBLE BOND (0.0%)++
--------------------------------------------------------------------------------
INTERNET (0.0%)++
At Home Corp.
  4.75%, due 12/15/06 (a)(b)(c)(d)                  $   177,810   $           18
                                                                  --------------
Total Convertible Bond
  (Cost $13,326)                                                              18
                                                                  --------------

CORPORATE BONDS (38.7%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.8%)
General Dynamics Corp.
  4.50%, due 8/15/10                                    874,000          842,917
United Technologies Corp.
  6.50%, due 6/1/09                                   5,628,000        5,832,510
  7.125%, due 11/15/10                                3,380,000        3,599,044
                                                                  --------------
                                                                      10,274,471
                                                                  --------------
AGRICULTURE (0.2%)
Monsanto Co.
  7.375%, due 8/15/12                                 2,000,000        2,163,760
                                                                  --------------
AUTO PARTS & EQUIPMENT (0.3%)
Johnson Controls, Inc.
  6.30%, due 2/1/08                                   4,325,000        4,373,168
                                                                  --------------

BANKS (5.9%)
Bank of America Corp.
  7.40%, due 1/15/11                                  1,000,000        1,075,221
  7.80%, due 2/15/10                                  4,500,000        4,843,287
Bank One Corp.
  6.00%, due 8/1/08                                   5,247,000        5,316,187
  7.875%, due 8/1/10                                  7,000,000        7,589,855
Bank One N.A.
  6.25%, due 2/15/08                                  1,800,000        1,823,974
BankAmerica Corp.
  7.125%, due 3/1/09                                  1,660,000        1,733,551
BankBoston N.A.
  6.375%, due 3/25/08                                 1,000,000        1,018,133
Deutsche Bank Financial, Inc.
  6.70%, due 12/13/06                                 1,311,000        1,321,516
FleetBoston Financial Corp.
  6.375%, due 5/15/08                                 3,000,000        3,058,287
  7.375%, due 12/1/09                                 1,200,000        1,274,485
Mellon Bank N.A.
  7.625%, due 9/15/07                                 1,311,000        1,346,451
Mellon Funding Corp.
  6.375%, due 2/15/10                                 1,960,000        2,018,700
  6.70%, due 3/1/08                                   2,026,000        2,071,771

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
BANKS (CONTINUED)
SunTrust Banks, Inc.
  6.25%, due 6/1/08                                 $ 5,000,000   $    5,080,805
U.S. Bancorp
  3.125%, due 3/15/08                                   437,000          420,374
  6.875%, due 9/15/07                                 3,000,000        3,057,525
U.S. Bank N.A.
  5.70%, due 12/15/08                                 1,747,000        1,762,363
  6.30%, due 7/15/08                                  3,305,000        3,381,101
  6.375%, due 8/1/11                                  2,500,000        2,592,720
Union Bank of Switzerland
  7.25%, due 7/15/06                                  1,000,000        1,003,513
Wachovia Bank N.A.
  7.80%, due 8/18/10                                  7,525,000        8,157,536
Wachovia Corp.
  6.15%, due 3/15/09                                  1,920,000        1,958,131
  6.25%, due 8/4/08                                   2,317,000        2,354,429
  6.375%, due 1/15/09                                 1,736,000        1,783,056
Wells Fargo & Co.
  3.50%, due 4/4/08                                     437,000          422,923
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                                   3,847,000        3,989,027
  7.55%, due 6/21/10                                  5,000,000        5,392,470
                                                                  --------------
                                                                      75,847,391
                                                                  --------------
BEVERAGES (1.0%)
Anheuser-Busch Cos., Inc.
  5.375%, due 9/15/08                                   900,000          901,177
  5.625%, due 10/1/10                                 1,500,000        1,510,689
  5.65%, due 9/15/08                                    454,000          457,235
  5.75%, due 4/1/10                                     655,000          662,626
  6.00%, due 4/15/11                                  2,110,000        2,156,017
  7.50%, due 3/15/12                                  4,200,000        4,598,874
  9.00%, due 12/1/09                                  1,190,000        1,326,475
PepsiCo., Inc.
  5.75%, due 1/15/08                                  1,747,000        1,759,266
                                                                  --------------
                                                                      13,372,359
                                                                  --------------
CHEMICALS (0.8%)
E.I. du Pont de Nemours & Co.
  3.375%, due 11/15/07                                  805,000          782,143
  4.75%, due 11/15/12                                 2,000,000        1,894,744
  6.75%, due 9/1/07                                   2,000,000        2,031,782
Praxair, Inc.
  6.50%, due 3/1/08                                   2,536,000        2,584,427
Sherwin-Williams Co. (The)
  6.85%, due 2/1/07                                   2,649,000        2,673,275
                                                                  --------------
                                                                       9,966,371
                                                                  --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    177

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
COMPUTERS (1.6%)
Computer Sciences Corp.
  6.25%, due 3/15/09                                $ 1,012,000   $    1,025,261
Hewlett-Packard Co.
  5.50%, due 7/1/07                                   1,200,000        1,202,034
  5.75%, due 12/15/06                                 1,311,000        1,314,352
  6.50%, due 7/1/12                                   3,500,000        3,668,336
International Business Machines Corp.
  4.75%, due 11/29/12                                 1,500,000        1,434,787
  5.375%, due 2/1/09                                    958,000          960,985
  5.50%, due 1/15/09                                    467,000          469,966
  6.45%, due 8/1/07                                   6,664,000        6,753,424
  7.50%, due 6/15/13                                  2,840,000        3,161,610
                                                                  --------------
                                                                      19,990,755
                                                                  --------------
COSMETICS & PERSONAL CARE (0.7%)
Gillette Co. (The)
  2.875%, due 3/15/08                                   437,000          418,703
  3.50%, due 10/15/07                                 1,311,000        1,278,804
Kimberly-Clark Corp.
  7.10%, due 8/1/07                                   3,245,000        3,313,982
Procter & Gamble Co. (The)
  4.75%, due 6/15/07                                    218,000          216,867
  6.875%, due 9/15/09                                 3,877,000        4,066,457
                                                                  --------------
                                                                       9,294,813
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (12.4%)
American Express Co.
  5.50%, due 9/12/06                                  1,000,000        1,001,453
American Express Credit Corp.
  3.00%, due 5/16/08                                    874,000          835,119
Associates Corp. of N.A.
  6.25%, due 11/1/08                                  1,800,000        1,838,506
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                  1,092,000        1,068,376
  7.625%, due 12/7/09                                 3,250,000        3,475,501
  7.80%, due 8/15/07                                  2,000,000        2,059,732
Boeing Capital Corp.
  5.75%, due 2/15/07                                    859,000          861,521
Caterpillar Financial Services Corp.
  4.875%, due 6/15/07                                 1,725,000        1,716,701
CIT Group, Inc.
  4.75%, due 12/15/10                                   655,000          632,013
  5.50%, due 11/30/07                                 1,000,000        1,001,811
  5.875%, due 10/15/08                                1,800,000        1,818,850
  6.875%, due 11/1/09                                 2,500,000        2,602,137
  7.375%, due 4/2/07                                  2,000,000        2,036,242
  7.75%, due 4/2/12                                   4,000,000        4,381,472

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Citicorp
  6.375%, due 11/15/08                              $ 1,500,000   $    1,539,212
  7.20%, due 6/15/07                                  1,000,000        1,018,821
Citigroup Global Markets Holdings, Inc.
  6.50%, due 2/15/08                                  3,500,000        3,570,690
Citigroup, Inc.
  5.00%, due 3/6/07                                     655,000          653,264
  6.50%, due 1/18/11                                  1,474,000        1,532,149
  7.25%, due 10/1/10                                  2,000,000        2,130,278
Credit Suisse First Boston USA, Inc.
  6.125%, due 11/15/11                                6,462,000        6,601,663
  6.50%, due 6/1/08                                   4,500,000        4,591,220
General Electric Capital Corp.
  4.25%, due 1/15/08                                    437,000          429,831
  5.375%, due 3/15/07                                   874,000          874,995
  6.50%, due 12/10/07                                 2,000,000        2,035,680
  6.875%, due 11/15/10                                7,912,000        8,332,697
  7.375%, due 1/19/10                                 5,000,000        5,312,335
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                     874,000          872,968
  6.65%, due 5/15/09                                  2,430,000        2,514,773
  7.35%, due 10/1/09                                  7,650,000        8,092,966
  Series B
  7.80%, due 1/28/10                                  4,000,000        4,297,984
Heller Financial, Inc.
  7.375%, due 11/1/09                                 5,000,000        5,309,060
HSBC Finance Corp.
  5.875%, due 2/1/09                                    437,000          442,327
  6.375%, due 8/1/10                                  1,657,000        1,704,448
  6.40%, due 6/17/08                                  3,600,000        3,672,518
  6.50%, due 11/15/08                                 3,000,000        3,081,024
  6.75%, due 5/15/11                                  2,374,000        2,488,056
  8.00%, due 7/15/10                                  6,000,000        6,523,422
International Lease Finance Corp.
  4.50%, due 5/1/08                                     437,000          429,547
  5.625%, due 6/1/07                                    655,000          656,706
  6.375%, due 3/15/09                                 2,000,000        2,046,472
John Deere Capital Corp.
  3.90%, due 1/15/08                                    218,000          212,894
  4.50%, due 8/22/07                                    437,000          432,264
  6.00%, due 2/15/09                                  2,000,000        2,030,728
JP Morgan & Co., Inc.
  6.25%, due 2/15/11                                    262,000          268,834
JPMorgan Chase & Co.
  5.35%, due 3/1/07                                   1,048,000        1,048,322
  6.75%, due 8/15/08                                  1,405,000        1,444,475

 178   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Lehman Brothers Holdings, Inc.
  4.51%, due 9/28/07 (e)                            $ 2,000,000   $    1,983,920
  6.625%, due 1/18/12                                 2,311,000        2,420,225
  7.00%, due 2/1/08                                   4,143,000        4,251,368
  7.875%, due 8/15/10                                 4,100,000        4,457,405
  8.25%, due 6/15/07                                  1,000,000        1,031,444
Lehman Brothers, Inc.
  6.50%, due 4/15/08                                  1,600,000        1,632,432
Merrill Lynch & Co., Inc.
  4.40%, due 3/12/07 (e)                              1,000,000          993,260
  5.15%, due 3/2/09 (e)                                 437,000          425,621
  6.00%, due 2/17/09                                  8,337,000        8,471,392
  6.375%, due 10/15/08                                1,112,000        1,139,260
  7.00%, due 1/15/07                                  1,757,000        1,777,915
Morgan Stanley Dean Witter
  5.80%, due 4/1/07                                     874,000          877,745
  6.75%, due 4/15/11                                  3,811,000        3,995,609
Morgan Stanley Group, Inc.
  6.875%, due 3/1/07                                  3,600,000        3,647,837
Pitney Bowes Credit Corp.
  5.75%, due 8/15/08                                    874,000          880,446
SLM Corp.
  3.625%, due 3/17/08                                   437,000          422,890
  4.00%, due 1/15/09                                    437,000          420,136
  5.19%, due 3/2/09 (e)                               1,311,000        1,279,969
  5.625%, due 4/10/07                                 2,000,000        2,004,368
  5.72%, due 1/31/14 (e)                                874,000          840,552
Toyota Motor Credit Corp.
  5.50%, due 12/15/08                                 1,477,000        1,482,534
Wells Fargo Financial, Inc.
  5.875%, due 8/15/08                                 2,316,000        2,342,683
  6.85%, due 7/15/09                                    109,000          113,289
                                                                  --------------
                                                                     158,414,357
                                                                  --------------
ELECTRIC (0.6%)
Consolidated Edison Co.
  of New York
  7.50%, due 9/1/10                                   5,500,000        5,921,872
Interstate Power & Light Co.
  6.625%, due 8/1/09                                  1,311,000        1,341,292
                                                                  --------------
                                                                       7,263,164
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Emerson Electric Co.
  5.00%, due 10/15/08                                   262,000          259,377
  5.85%, due 3/15/09                                  2,386,000        2,419,392
  7.125%, due 8/15/10                                 4,500,000        4,785,750
                                                                  --------------
                                                                       7,464,519
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
ELECTRONICS (0.2%)
Honeywell, Inc.
  7.00%, due 3/15/07                                $ 2,376,000   $    2,404,524
  7.125%, due 4/15/08                                   131,000          135,095
                                                                  --------------
                                                                       2,539,619
                                                                  --------------
FOOD (2.6%)
Campbell Soup Co.
  5.50%, due 3/15/07                                  3,405,000        3,411,858
  6.75%, due 2/15/11                                  3,450,000        3,608,214
General Mills, Inc.
  5.125%, due 2/15/07                                   437,000          436,244
Kellogg Co.
  Series B
  6.60%, due 4/1/11                                   7,500,000        7,820,933
Nabisco, Inc.
  7.05%, due 7/15/07                                  2,028,000        2,058,856
  7.55%, due 6/15/15                                  5,000,000        5,586,060
Sara Lee Corp.
  6.00%, due 1/15/08                                  1,048,000        1,053,416
Sysco International Co.
  6.10%, due 6/1/12                                   3,060,000        3,122,941
Unilever Capital Corp.
  7.125%, due 11/1/10                                 5,700,000        6,054,175
                                                                  --------------
                                                                      33,152,697
                                                                  --------------
HEALTH CARE-PRODUCTS (0.2%)
Johnson & Johnson
  6.625%, due 9/1/09                                  2,371,000        2,479,551
                                                                  --------------

INSURANCE (0.4%)
Allstate Corp. (The)
  7.20%, due 12/1/09                                  1,900,000        2,006,628
John Hancock Financial Services, Inc.
  5.625%, due 12/1/08                                 2,640,000        2,660,500
                                                                  --------------
                                                                       4,667,128
                                                                  --------------
MACHINERY--CONSTRUCTION & MINING (0.7%)
Caterpillar, Inc.
  6.55%, due 5/1/11                                   3,915,000        4,092,369
  7.25%, due 9/15/09                                  4,347,000        4,589,271
                                                                  --------------
                                                                       8,681,640
                                                                  --------------
MACHINERY--DIVERSIFIED (0.7%)
Deere & Co.
  7.85%, due 5/15/10                                  7,808,000        8,451,738
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    179

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
MEDIA (0.8%)
Gannett Co., Inc.
  5.50%, due 4/1/07                                 $   437,000   $      435,858
  6.375%, due 4/1/12                                  2,095,000        2,143,022
Walt Disney Co. (The)
  6.375%, due 3/1/12                                  7,000,000        7,238,924
                                                                  --------------
                                                                       9,817,804
                                                                  --------------
MISCELLANEOUS--MANUFACTURING (0.8%)
Honeywell International, Inc.
  7.50%, due 3/1/10                                   6,985,000        7,466,176
Illinois Tool Works, Inc.
  5.75%, due 3/1/09                                   3,090,000        3,130,748
                                                                  --------------
                                                                      10,596,924
                                                                  --------------
OFFICE & BUSINESS EQUIPMENT (0.1%)
Pitney Bowes, Inc.
  5.875%, due 5/1/06                                  1,131,000        1,131,000
                                                                  --------------

OIL & GAS (0.9%)
Atlantic Richfield Co.
  5.90%, due 4/15/09                                  1,000,000        1,017,676
ChevronTexaco Capital Co.
  3.50%, due 9/17/07                                    706,000          689,843
ConocoPhillips
  6.375%, due 3/30/09                                 2,160,000        2,217,050
  8.75%, due 5/25/10                                  4,440,000        4,958,561
Texaco Capital, Inc.
  5.50%, due 1/15/09                                  2,000,000        2,016,298
                                                                  --------------
                                                                      10,899,428
                                                                  --------------
PHARMACEUTICALS (0.3%)
Abbott Laboratories
  6.40%, due 12/1/06                                  1,500,000        1,508,994
Pharmacia Corp.
  5.875%, due 12/1/08                                   437,000          442,659
Warner-Lambert Co.
  6.00%, due 1/15/08                                  2,218,000        2,242,465
                                                                  --------------
                                                                       4,194,118
                                                                  --------------
RETAIL (1.7%)
Kohl's Corp.
  6.30%, due 3/1/11                                     612,000          627,507
Target Corp.
  5.375%, due 6/15/09                                 2,706,000        2,713,244
  5.40%, due 10/1/08                                  1,700,000        1,704,039
  5.50%, due 4/1/07                                   2,179,000        2,182,863
  7.50%, due 8/15/10                                  3,034,000        3,270,476

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
RETAIL (CONTINUED)
Wal-Mart Stores, Inc.
  6.875%, due 8/10/09                               $10,088,000   $   10,539,700
  7.25%, due 6/1/13                                     349,000          381,949
                                                                  --------------
                                                                      21,419,778
                                                                  --------------
SOFTWARE (0.4%)
First Data Corp.
  5.625%, due 11/1/11                                   661,000          661,453
  5.80%, due 12/15/08                                 1,725,000        1,739,949
  6.375%, due 12/15/07                                2,133,000        2,164,225
                                                                  --------------
                                                                       4,565,627
                                                                  --------------
TELECOMMUNICATIONS (3.8%)
ALLTEL Corp.
  7.00%, due 7/1/12                                  12,000,000       12,755,592
Ameritech Capital Funding Corp.
  6.15%, due 1/15/08                                  1,916,000        1,931,167
AT&T Corp.
  8.05%, due 11/15/11                                 4,000,000        4,313,324
BellSouth Capital Funding Corp.
  7.75%, due 2/15/10                                  6,000,000        6,441,612
BellSouth Corp.
  6.00%, due 10/15/11                                 2,000,000        2,032,184
BellSouth Telecommunications, Inc.
  5.875%, due 1/15/09                                   262,000          264,677
GTE North, Inc.
  6.375%, due 2/15/10                                   437,000          441,219
New York Telephone Co.
  6.125%, due 1/15/10                                   874,000          873,703
Southwestern Bell Telephone Corp.
  6.375%, due 11/15/07                                   87,000           88,001
  6.625%, due 7/15/07                                 1,100,000        1,114,319
  7.00%, due 7/1/15                                   5,000,000        5,297,680
Verizon Communications, Inc.
  6.50%, due 9/15/11                                  5,000,000        5,071,205
Verizon Global Funding Corp.
  7.375%, due 9/1/12                                  7,000,000        7,522,984
                                                                  --------------
                                                                      48,147,667
                                                                  --------------
TEXTILES (0.2%)
Cintas Corp. No. 2
  6.00%, due 6/1/12                                   3,095,000        3,163,805
                                                                  --------------
Total Corporate Bonds
  (Cost $506,914,674)                                                492,333,652
                                                                  --------------

 180   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FEDERAL AGENCIES (0.6%)
--------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (0.0%)++
  3.875%, due 5/7/10                                $   655,000   $      622,957
                                                                  --------------
FEDERAL HOME LOAN BANK (0.1%)
  3.75%, due 4/1/10                                     655,000          620,987
  3.875%, due 2/12/10                                   220,000          209,957
                                                                  --------------
                                                                         830,944
                                                                  --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
  Series 2734, Class JC
  3.50%, due 11/15/23                                 1,059,193        1,030,498
  Series 2579, Class PG
  4.00%, due 3/15/27                                    173,591          171,601
  Series 2719, Class WB
  4.50%, due 8/15/21                                  1,030,211          960,482
  Series 2589, Class GD
  5.00%, due 9/15/28                                    437,000          430,894
  Series 2600, Class MJ
  5.00%, due 9/15/29                                    437,000          418,326
                                                                  --------------
                                                                       3,011,801
                                                                  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.1%)
  5.125%, due 2/17/09 (e)                               874,000          856,529
                                                                  --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
  Series 2003-17, Class QT
  5.00%, due 8/25/27                                  1,031,000        1,015,369
  Series 2003-32, Class PG
  5.00%, due 10/25/27                                   437,000          426,662
                                                                  --------------
                                                                       1,442,031
                                                                  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
  Series 2003-19, Class BE
  4.50%, due 11/20/28                                   117,274          116,493
  Series 2003-50, Class PC
  5.50%, due 3/16/32                                    874,000          852,385
                                                                  --------------
                                                                         968,878
                                                                  --------------
Total Federal Agencies
  (Cost $8,106,522)                                                    7,733,140
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
YANKEE BOND (0.0%)++(F)
--------------------------------------------------------------------------------
CHEMICALS (0.0%)++
Dow Capital B.V.
  8.50%, due 6/8/10                                 $   495,000   $      541,639
                                                                  --------------
Total Yankee Bond
  (Cost $568,052)                                                        541,639
                                                                  --------------
Total Long-Term Bonds
  (Cost $515,602,574)                                                500,608,449
                                                                  --------------

                                                         SHARES
COMMON STOCKS (59.8%)
--------------------------------------------------------------------------------
AGRICULTURE (0.6%)
North Atlantic
  Trading Co., Inc. (a)(d)(g)(h)                            130                1
UST, Inc. (i)                                           178,853        7,857,012
                                                                  --------------
                                                                       7,857,013
                                                                  --------------
AUTO MANUFACTURERS (0.4%)
Ford Motor Co. (i)                                      818,168        5,686,268
                                                                  --------------

AUTO PARTS & EQUIPMENT (0.5%)
Lear Corp. (i)                                          275,305        6,491,692
                                                                  --------------

BANKS (2.9%)
Commerce Bancshares, Inc.                               177,197        9,258,543
First Citizens BancShares, Inc. Class A                   1,093          209,058
M&T Bank Corp.                                           92,057       10,991,606
State Street Corp.                                      177,366       11,585,547
U.S. Bancorp                                            157,026        4,936,897
                                                                  --------------
                                                                      36,981,651
                                                                  --------------
BEVERAGES (0.5%)
PepsiAmericas, Inc.                                     282,340        6,668,871
                                                                  --------------

BUILDING MATERIALS (1.0%)
Martin Marietta Materials, Inc.                          66,901        7,102,210
Masco Corp.                                              12,190          388,861
USG Corp. (a)(i)                                         48,744        5,214,146
                                                                  --------------
                                                                      12,705,217
                                                                  --------------
COMMERCIAL SERVICES (0.7%)
Equifax, Inc.                                           228,726        8,815,100
                                                                  --------------

COMPUTERS (1.5%)
V  Hewlett-Packard Co.                                  600,301       19,491,773
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    181


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (7.9%)
A.G. Edwards, Inc.                                      166,523   $    8,799,075
Bear Stearns Cos., Inc. (The)                            79,747       11,364,745
CIT Group, Inc.                                         153,976        8,316,244
Federated Investors, Inc. Class B                       122,816        4,310,842
Friedman, Billings, Ramsey Group, Inc. Class A (i)      174,364        1,884,875
V  Goldman Sachs
  Group, Inc. (The)                                      96,143       15,410,761
Investment Technology
  Group, Inc. (a)                                         7,087          375,540
Janus Capital Group, Inc.                                96,449        1,876,898
V  Lehman Brothers Holdings, Inc.                        91,444       13,821,761
V  Merrill Lynch & Co., Inc.                            225,895       17,226,753
V  Morgan Stanley                                       258,176       16,600,717
                                                                  --------------
                                                                      99,988,211
                                                                  --------------
ELECTRIC (3.5%)
American Electric
  Power Co., Inc.                                       253,520        8,482,779
Edison International                                    209,578        8,469,047
Entergy Corp.                                           159,410       11,149,135
NRG Energy, Inc. (a)                                    212,416       10,108,877
Wisconsin Energy Corp.                                  165,620        6,467,461
                                                                  --------------
                                                                      44,677,299
                                                                  --------------
ELECTRONICS (0.4%)
Avnet, Inc. (a)                                          80,771        2,112,162
Thermo Electron Corp. (a)                                68,098        2,624,497
                                                                  --------------
                                                                       4,736,659
                                                                  --------------
ENVIRONMENTAL CONTROL (0.7%)
Republic Services, Inc.                                 212,546        9,354,149
                                                                  --------------

FOOD (1.2%)
General Mills, Inc.                                     170,002        8,387,899
Hershey Co. (The)                                       133,096        7,099,341
                                                                  --------------
                                                                      15,487,240
                                                                  --------------
HEALTH CARE-SERVICES (1.4%)
Aetna, Inc.                                             188,013        7,238,500
Community Health
  Systems, Inc. (a)                                     179,299        6,497,796
Humana, Inc. (a)                                         71,114        3,212,931
Sierra Health Services, Inc. (a)                         16,848          660,610
                                                                  --------------
                                                                      17,609,837
                                                                  --------------


                                                         SHARES            VALUE
INSURANCE (12.2%)
AFLAC, Inc.                                             164,723   $    7,830,931
V  Allstate Corp. (The)                                 231,527       13,078,960
American Financial
  Group, Inc. (i)                                        60,297        2,669,951
American National
  Insurance Co.                                          15,377        1,833,707
AmerUs Group Co. (i)                                    139,005        8,152,643
CIGNA Corp.                                              86,920        9,300,440
Hanover Insurance
  Group, Inc. (The)                                     186,542        9,868,072
Lincoln National Corp.                                  185,112       10,751,305
Loews Corp.                                              55,418        5,882,621
MetLife, Inc.                                           232,639       12,120,492
Nationwide Financial
  Services, Inc. Class A                                 58,559        2,569,569
Old Republic International Corp.                        372,431        8,286,590
Principal Financial Group, Inc.                         187,217        9,606,104
Progressive Corp. (The)                                  91,261        9,904,556
V  Prudential Financial, Inc.                           178,588       13,953,080
Radian Group, Inc.                                       28,195        1,768,390
SAFECO Corp.                                            132,723        6,888,324
StanCorp Financial Group, Inc.                          174,234        8,596,706
Torchmark Corp.                                          89,100        5,355,801
UnumProvident Corp. (i)                                 362,623        7,364,873
                                                                  --------------
                                                                     155,783,115
                                                                  --------------
IRON & STEEL (0.2%)
Steel Dynamics, Inc. (i)                                 50,523        3,154,656
                                                                  --------------

MACHINERY--DIVERSIFIED (0.0%)++
MMH Holdings, Inc. (a)(d)(g)(h)                              20            1,060
                                                                  --------------

MEDIA (2.5%)
CBS Corp. Class B                                       436,555       11,119,056
Clear Channel Communications, Inc.                      363,601       10,373,537
Liberty Media Corp. Class A (a)                       1,248,950       10,428,733
                                                                  --------------
                                                                      31,921,326
                                                                  --------------
OIL & GAS (4.9%)
Amerada Hess Corp. (i)                                   53,856        7,715,949
Anadarko Petroleum Corp.                                117,644       12,331,444
Devon Energy Corp.                                      205,361       12,344,250
V  ExxonMobil Corp.                                     244,380       15,415,490
Sunoco, Inc.                                            121,639        9,857,625
W&T Offshore, Inc. (i)                                   99,834        4,261,913
                                                                  --------------
                                                                      61,926,671
                                                                  --------------

 182   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
PHARMACEUTICALS (4.0%)
AmerisourceBergen Corp.                                 225,458   $    9,728,513
King Pharmaceuticals, Inc. (a)                          213,462        3,712,104
V  Merck & Co., Inc.                                    394,626       13,583,027
V  Pfizer, Inc.                                         924,686       23,422,296
                                                                  --------------
                                                                      50,445,940
                                                                  --------------
PIPELINES (1.3%)
Equitable Resources, Inc.                               260,480        9,249,645
Kinder Morgan, Inc.                                      80,513        7,086,754
                                                                  --------------
                                                                      16,336,399
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS (1.9%)
Annaly Mortgage
  Management, Inc. (i)                                  579,292        7,803,063
Crescent Real Estate Equities Co.                       325,142        6,502,840
New Century Financial Corp. (i)                         194,358        9,955,017
                                                                  --------------
                                                                      24,260,920
                                                                  --------------
RETAIL (3.0%)
AutoNation, Inc. (a)                                    353,142        7,952,758
Circuit City Stores, Inc. (i)                           396,898       11,410,818
Dillard's, Inc. Class A (i)                             308,612        8,048,601
Federated Department Stores, Inc.                       133,967       10,429,331
                                                                  --------------
                                                                      37,841,508
                                                                  --------------
SAVINGS & LOANS (0.8%)
Astoria Financial Corp.                                 320,163       10,027,505
                                                                  --------------
SEMICONDUCTORS (0.9%)
Freescale Semiconductor, Inc. Class B (a)               365,923       11,588,781
                                                                  --------------

SOFTWARE (0.3%)
Fair Isaac Corp.                                        119,107        4,420,061
                                                                  --------------

TELECOMMUNICATIONS (1.7%)
ALLTEL Corp.                                            159,844       10,289,158
CenturyTel, Inc.                                        253,988        9,575,348
PanAmSat Holding Corp.                                   47,218        1,173,367
                                                                  --------------
                                                                      21,037,873
                                                                  --------------
TOYS, GAMES & HOBBIES (0.6%)
Mattel, Inc.                                            476,817        7,714,899
                                                                  --------------

TRANSPORTATION (1.5%)
Burlington Northern Santa Fe Corp.                       34,134        2,714,677
CSX Corp.                                                 9,119          624,560


                                                         SHARES            VALUE
TRANSPORTATION (CONTINUED)
Laidlaw International, Inc.                             268,601   $    6,647,875
Swift Transportation Co., Inc. (a)                      301,617        9,033,429
                                                                  --------------
                                                                      19,020,541
                                                                  --------------
TRUCKING & LEASING (0.8%)
GATX Corp.                                              222,122       10,395,310
                                                                  --------------
Total Common Stocks
  (Cost $682,456,915)                                                762,427,545
                                                                  --------------

CONVERTIBLE PREFERRED STOCK (0.0%)++
--------------------------------------------------------------------------------
INTERNET (0.0%)++
Globix Corp.
  11.00% (a)(d)(g)                                        1,182            2,996
                                                                  --------------
Total Convertible Preferred Stock (Cost $3,240)                            2,996
                                                                  --------------
                                                      NUMBER OF
                                                       WARRANTS
WARRANTS (0.0%)++
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.0%)++
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(g)(j)                                   65                1
                                                                  --------------
Total Warrants
  (Cost $3,574)                                                                1
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (5.8%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (1.5%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (k)                            $ 1,053,070        1,053,070
Charta LLC
  4.919%, due 5/30/06 (k)                             1,053,070        1,053,070
Den Danske Bank
  4.773%, due 5/5/06 (k)                              2,106,141        2,106,141
Fairway Finance Corp.
  4.891%, due 5/22/06 (k)                             1,053,070        1,053,070
General Electric Capital Corp.
  5.001%, due 6/26/06 (k)                             3,159,211        3,159,211
Grampian Funding LLC
  4.785%, due 5/3/06 (k)                                997,375          997,375
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (k)                              5,265,351        5,265,351

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    183

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (k)                           $ 2,106,141   $    2,106,141
Liberty Street Funding Co.
  4.87%, due 5/18/06 (k)                              2,106,141        2,106,141
                                                                  --------------
Total Commercial Paper
  (Cost $18,899,570)                                                  18,899,570
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (1.3%)
BGI Institutional Money Market Fund (k)              16,659,729       16,659,729
                                                                  --------------
Total Investment Company
  (Cost $16,659,729)                                                  16,659,729
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $4,109,847
  (Collateralized by various bonds
  with a Principal Amount of
  $4,261,681 and a Market Value
  of $4,229,596) (k)                                $ 4,108,142        4,108,142
                                                                  --------------
Total Repurchase Agreement
  (Cost $4,108,142)                                                    4,108,142
                                                                  --------------
TIME DEPOSITS (2.6%)
Abbey National PLC
  4.78%, due 5/9/06 (k)                               2,106,141        2,106,141
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (k)                              3,159,211        3,159,211
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (k)                             2,106,141        2,106,141
Bank of America
  4.77%, due 5/26/06 (e)(k)                           4,212,281        4,212,281

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
Bank of Montreal
  4.78%, due 5/8/06 (k)                             $ 2,106,141   $    2,106,141
Bank of Nova Scotia
  4.78%, due 5/10/06 (k)                              2,106,141        2,106,141
Barclays
  4.95%, due 6/20/06 (k)                              2,106,141        2,106,141
BNP Paribas
  4.80%, due 5/12/06 (k)                              1,579,605        1,579,605
Calyon
  4.955%, due 6/19/06 (k)                             2,106,141        2,106,141
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (k)                               1,579,605        1,579,605
Fortis Bank
  4.77%, due 5/9/06 (k)                               3,159,211        3,159,211
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (k)                              2,106,141        2,106,141
Societe Generale
  4.73%, due 5/9/06 (k)                               2,106,141        2,106,141
UBS AG
  4.77%, due 5/4/06 (k)                               2,106,141        2,106,141
                                                                  --------------
Total Time Deposits
  (Cost $32,645,182)                                                  32,645,182
                                                                  --------------
U.S. GOVERNMENT (0.1%)
United States Treasury Bills
  4.53%, due 5/18/06                                    900,000          898,076
  4.55%, due 5/18/06                                    500,000          498,925
                                                                  --------------
Total U.S. Government
  (Cost $1,397,001)                                                    1,397,001
                                                                  --------------
Total Short-Term Investments
  (Cost $73,709,624)                                                  73,709,624
                                                                  --------------
Total Investments
  (Cost $1,271,775,927) (l)                               104.9%   1,336,748,615(m)
Liabilities in Excess of
  Cash and Other Assets                                    (4.9)     (62,893,194)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,273,855,421
                                                    ===========   ==============

 184   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Issue in default.
(c)  Issuer in bankruptcy.
(d)  Fair valued security. The total market value of these
     securities at April 30, 2006 is $4,075, which reflects
     0.0% of the Fund's net assets.
(e)  Floating rate. Rate shown is the rate in effect at
     April 30, 2006.
(f)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(g)  Illiquid security. The total market value of these
     securities at April 30, 2006 is $4,058, which
     represents 0.0% of the Fund's net assets.
(h)  Restricted security. (See Note 7 on page 280)
(i)  Represents security, or a portion thereof, which is out on loan.
(j)  May be sold to institutional investors only.
(k)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(l)  The cost for federal income tax purposes is
     $1,273,087,913.
(m)  At April 30, 2006 net unrealized appreciation was
     $63,660,702, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $94,041,950 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $30,381,248.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    185

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,271,775,927) including
  $69,506,626 market value of securities
  loaned                                      $1,336,748,615
Cash                                               6,750,709
Receivables:
  Dividends and interest                           9,109,092
  Fund shares sold                                 1,940,737
  Investment securities sold                         536,830
Other assets                                         140,983
                                              --------------
    Total assets                               1,355,226,966
                                              --------------

LIABILITIES:
Securities lending collateral                     72,312,623
Payables:
  Investment securities purchased                  5,918,638
  Fund shares redeemed                             1,611,570
  Manager                                            852,269
  NYLIFE Distributors                                371,199
  Transfer agent                                     277,730
  Custodian                                            9,771
  Directors                                            4,150
Accrued expenses                                      13,595
                                              --------------
    Total liabilities                             81,371,545
                                              --------------
Net assets                                    $1,273,855,421
                                              ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized:
  Class A                                     $      148,048
  Class B                                             59,738
  Class C                                             61,429
  Class I                                            123,471
  Class R1                                            39,101
  Class R2                                            35,770
  Class R3                                                 4
Additional paid-in capital                     1,184,995,064
Accumulated undistributed net investment
  income                                           2,376,076
Accumulated net realized gain on investments      21,044,032
Net unrealized appreciation on investments        64,972,688
                                              --------------
Net assets                                    $1,273,855,421
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  403,460,288
                                              ==============
Shares of capital stock outstanding               14,804,800
                                              ==============
Net asset value per share outstanding         $        27.25
Maximum sales charge (5.50% of offering
  price)                                                1.59
                                              --------------
Maximum offering price per share outstanding  $        28.84
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  162,362,232
                                              ==============
Shares of capital stock outstanding                5,973,808
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.18
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  166,892,630
                                              ==============
Shares of capital stock outstanding                6,142,923
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.17
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  336,992,077
                                              ==============
Shares of capital stock outstanding               12,347,086
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.29
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $  106,656,771
                                              ==============
Shares of capital stock outstanding                3,910,076
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.28
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $   97,481,422
                                              ==============
Shares of capital stock outstanding                3,577,019
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.25
                                              ==============
CLASS R3
Net assets applicable to outstanding shares   $       10,001
                                              ==============
Shares of capital stock outstanding                      367
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.25
                                              ==============

 186   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $10,275,027
  Dividends                                        7,331,872
  Income from securities loaned--net                 105,424
                                                 ------------
    Total income                                  17,712,323
                                                 ------------
EXPENSES:
  Manager                                          4,376,609
  Distribution--Class B                              664,229
  Distribution--Class C                              586,916
  Distribution/Service--Class A                      458,364
  Service--Class B                                   221,410
  Service--Class C                                   195,639
  Distribution/Service--Class R2                      99,275
  Transfer agent--Classes A, B and C                 727,466
  Transfer agent--Classes I, R1 and R2                32,799
  Registration                                       146,405
  Shareholder service--Class R1                       45,960
  Shareholder service--Class R2                       39,710
  Professional                                        61,032
  Custodian                                           38,446
  Directors                                           35,769
  Shareholder communication                           20,498
  Miscellaneous                                       26,517
                                                 ------------
    Total expenses before waiver                   7,777,044
  Expense waiver from Manager                        (17,532)
                                                 ------------
    Net expenses                                   7,759,512
                                                 ------------
Net investment income                              9,952,811
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  22,320,487
Net change in unrealized appreciation on
  investments                                     44,184,924
                                                 ------------
Net realized and unrealized gain on investments   66,505,411
                                                 ------------
Net increase in net assets resulting from
  operations                                     $76,458,222
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    187

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006             2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $    9,952,811   $   10,176,012
 Net realized gain on investments      22,320,487       49,334,339
 Net change in unrealized
  appreciation on investments          44,184,924      (13,294,038)
                                   -------------------------------
 Net increase in net assets
  resulting from operations            76,458,222       46,216,313
                                   -------------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (2,623,644)      (2,660,744)
   Class B                               (686,302)        (832,311)
   Class C                               (589,258)        (471,286)
   Class I                             (2,757,699)      (3,761,336)
   Class R1                              (831,503)        (976,758)
   Class R2                              (602,051)        (577,711)
 From net realized gain on investments:
   Class A                            (14,375,637)      (2,279,721)
   Class B                             (9,718,702)      (1,382,400)
   Class C                             (6,839,672)        (683,366)
   Class I                            (12,867,732)      (3,562,351)
   Class R1                            (3,523,938)        (760,703)
   Class R2                            (3,370,621)        (418,441)
                                   -------------------------------
 Total dividends and
  distributions to shareholders       (58,786,759)     (18,367,128)
                                   -------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                            140,647,279      215,741,323
   Class B                             22,753,792      117,703,587
   Class C                             36,396,446      118,059,512
   Class I                            100,359,096      125,506,409
   Class R1                            32,717,970       53,826,419
   Class R2                            37,689,627       82,957,162
   Class R3                                10,000               --

                                             2006             2005
 Net asset value of shares issued in connection
  with acquisition of MainStay Strategic Value
  Fund:
   Class A                         $           --   $   15,888,219
   Class B                                     --       37,464,604
   Class C                                     --        1,601,141
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                             14,670,648        4,224,161
   Class B                              9,518,828        2,015,263
   Class C                              5,244,857          867,629
   Class I                             15,399,686        7,213,127
   Class R1                             4,355,441        1,737,461
   Class R2                             3,972,507          996,137
                                   -------------------------------
                                      423,736,177      785,802,154
 Cost of shares redeemed:
   Class A                            (66,269,975)     (43,786,775)
   Class B                            (77,082,533)     (18,580,184)
   Class C                            (18,281,897)     (10,546,082)
   Class I                            (53,021,619)     (54,517,852)
   Class R1                            (9,441,838)     (10,443,471)
   Class R2                           (16,266,011)     (33,381,158)
                                   -------------------------------
                                     (240,363,873)    (171,255,522)
   Increase in net assets derived
    from capital share
    transactions                      183,372,304      614,546,632
                                   -------------------------------
   Net increase in net assets         201,043,767      642,395,817

NET ASSETS:
Beginning of period                 1,072,811,654      430,415,837
                                   -------------------------------
End of period                      $1,273,855,421   $1,072,811,654
                                   ===============================
Accumulated undistributed net
 investment income at end of
 period                            $    2,376,076   $      513,722
                                   ===============================

 188   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                   www.mainstayfunds.com     189

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                              CLASS A
                                            --------------------------------------------
                                                                             JANUARY 2,
                                            SIX MONTHS                         2004**
                                              ENDED         YEAR ENDED         THROUGH
                                            APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                             2006***           2005             2004
Net asset value at beginning of period       $  26.90        $  25.41         $  24.45
                                            ----------      -----------      -----------
Net investment income                            0.23            0.35             0.19
Net realized and unrealized gain on
  investments                                    1.56            1.91             0.96
                                            ----------      -----------      -----------
Total from investment operations                 1.79            2.26             1.15
                                            ----------      -----------      -----------
Less dividends and distributions:
  From net investment income                    (0.19)          (0.31)           (0.19)
  From net realized gain on investments         (1.25)          (0.46)              --
                                            ----------      -----------      -----------
Total dividends and distributions               (1.44)          (0.77)           (0.19)
                                            ----------      -----------      -----------
Net asset value at end of period (a)         $  27.25        $  26.90         $  25.41
                                            ==========      ===========      ===========
Total investment return                          6.87%(b)        8.96%            4.70%(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        1.75%(g)+       1.32%            0.99%+
    Net expenses                                 1.26%+          1.32%            1.34%+#
    Expenses (before reimbursement)              1.26%+          1.32%            1.34%+#
Portfolio turnover rate                            21%             93%              42%
Net assets at end of period (in 000's)       $403,460        $307,538         $108,204

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, or 0.05%, 0.02% and
     0.09% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.01% of average net assets for the year ended
     December 31, 2000.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Class I, Class R1, Class R2 and
     Class R3 are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d)  Restated.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS I
                                                              -----------
Decrease net investment income                                  ($0.02)
Increase net realized and unrealized gains and losses             0.02
Decrease ratio of net investment income                          (0.09%)

(f)  Per share data based on average share outstanding during the period.
(g)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 190   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      CLASS B                                                 CLASS C
    --------------------------------------------      -------------------------------------------------------
                                     JANUARY 2,                                                  DECEMBER 30,
    SIX MONTHS                         2004**         SIX MONTHS                                    2002**
      ENDED         YEAR ENDED         THROUGH          ENDED              YEAR ENDED              THROUGH
    APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,            OCTOBER 31,           OCTOBER 31,
     2006***           2005             2004           2006***          2005         2004            2003
     $  26.84        $  25.37         $  24.46         $  26.83       $  25.37      $ 24.08         $20.27
    ----------      -----------      -----------      ----------      --------      -------      ------------
         0.13            0.18             0.08             0.13           0.17         0.13           0.15(f)
         1.56            1.89             0.93             1.56           1.89         1.62           3.76
    ----------      -----------      -----------      ----------      --------      -------      ------------
         1.69            2.07             1.01             1.69           2.06         1.75           3.91
    ----------      -----------      -----------      ----------      --------      -------      ------------
        (0.10)          (0.14)           (0.10)           (0.10)         (0.14)       (0.14)         (0.10)
        (1.25)          (0.46)              --            (1.25)         (0.46)       (0.32)            --
    ----------      -----------      -----------      ----------      --------      -------      ------------
        (1.35)          (0.60)           (0.10)           (1.35)         (0.60)       (0.46)         (0.10)
    ----------      -----------      -----------      ----------      --------      -------      ------------
     $  27.18        $  26.84         $  25.37         $  27.17       $  26.83      $ 25.37         $24.08
    ==========      ===========      ===========      ==========      ========      =======      ============
         6.47%(b)        8.19%            4.13%(b)         6.47%(b)       8.15%        7.30%         19.32%(b)
         1.10%(g)+       0.57%            0.24%+           1.03%(g)+      0.57%        0.24%          0.78%+
         2.01%+          2.07%            2.09%+#          2.01%+         2.07%        2.09%#         1.98%+#
         2.01%+          2.07%            2.09%+#          2.01%+         2.07%        2.09%#         2.03%+#
           21%             93%              42%              21%            93%          42%            51%
     $162,362        $206,074         $ 62,931         $166,893       $141,279      $29,301         $  372

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    191

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                               CLASS I
                                       ---------------------------------------------------------------------------------------
                                                                                                               JANUARY 1,
                                       SIX MONTHS                                                                 2001*
                                         ENDED                                                                   THROUGH
                                       APRIL 30,                    YEAR ENDED OCTOBER 31,                     OCTOBER 31,
                                        2006***          2005          2004          2003         2002            2001
Net asset value at beginning of
  period                                $  26.94       $  25.43      $  24.07      $  20.41      $ 20.78         $ 20.82
                                       ----------      --------      --------      --------      -------      -------------
Net investment income                       0.29           0.45          0.34          0.38(f)      0.48            0.45 (e)
Net realized and unrealized gain
  (loss) on investments                     1.56           1.94          1.68          3.67         0.00(c)        (0.08)(e)
                                       ----------      --------      --------      --------      -------      -------------
Total from investment operations            1.85           2.39          2.02          4.05         0.48            0.37
                                       ----------      --------      --------      --------      -------      -------------
Less dividends and distributions:
  From net investment income               (0.25)         (0.42)        (0.34)        (0.39)       (0.44)          (0.41)
  From net realized gain on
    investments                            (1.25)         (0.46)        (0.32)           --        (0.41)             --
                                       ----------      --------      --------      --------      -------      -------------
Total dividends and distributions          (1.50)         (0.88)        (0.66)        (0.39)       (0.85)          (0.41)
                                       ----------      --------      --------      --------      -------      -------------
Net asset value at end of period        $  27.29       $  26.94      $  25.43      $  24.07      $ 20.41         $ 20.78
                                       ==========      ========      ========      ========      =======      =============
Total investment return (b)                 7.10%(b)       9.46%         8.45%        20.13%        2.18%           1.80%(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                   2.22%(g)+      1.77%         1.42%         1.78%        2.30%           2.59%+(e)
    Net expenses                            0.82%+         0.86%         0.91%#        0.99%#       0.96%#          1.03%+#(d)
    Expenses (before reimbursement)         0.82%+         0.86%         0.91%#        1.03%#       1.02%#          1.05%+#(d)
Portfolio turnover rate                       21%            93%           42%           51%          62%             48%
Net assets at end of period (in
  000's)                                $336,992       $269,652      $180,262      $147,519      $83,906         $64,086

                                         CLASS I
                                       ------------

                                        YEAR ENDED
                                       DECEMBER 31,
                                           2000
Net asset value at beginning of
  period                                 $ 19.53
                                       ------------
Net investment income                       0.55
Net realized and unrealized gain
  (loss) on investments                     1.29
                                       ------------
Total from investment operations            1.84
                                       ------------
Less dividends and distributions:
  From net investment income               (0.55)
  From net realized gain on
    investments                               --
                                       ------------
Total dividends and distributions          (0.55)
                                       ------------
Net asset value at end of period         $ 20.82
                                       ============
Total investment return (b)                 9.64%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                   2.77%
    Net expenses                            0.95%#
    Expenses (before reimbursement)         0.95%#
Portfolio turnover rate                       73%
Net assets at end of period (in
  000's)                                 $65,309

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, or 0.05%, 0.02% and
     0.09% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.01% of average net assets for the year ended
     December 31, 2000.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Class I, Class R1, Class R2 and
     Class R3 are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d)  Restated.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS I
                                                              -----------
Decrease net investment income                                  ($0.02)
Increase net realized and unrealized gains and losses             0.02
Decrease ratio of net investment income                          (0.09%)

(f)  Per share data based on average share outstanding during the period.
(g)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 192   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      CLASS R1                                          CLASS R2                        CLASS R3
    --------------------------------------------      --------------------------------------------      ---------
                                     JANUARY 2,                                        JANUARY 2,       APRIL 28,
    SIX MONTHS                         2004**         SIX MONTHS                         2004**          2006**
      ENDED         YEAR ENDED         THROUGH          ENDED         YEAR ENDED         THROUGH         THROUGH
    APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,
     2006***           2005             2004           2006***           2005             2004           2006***
     $  26.93         $ 25.43          $ 24.45         $ 26.90          $ 25.41          $ 24.45         $27.25
    ----------      -----------      -----------      ----------      -----------      -----------      ---------
         0.27            0.43             0.23            0.24             0.39             0.18           0.00 (c)
         1.57            1.93             0.98            1.57             1.90             0.97           0.00 (c)
    ----------      -----------      -----------      ----------      -----------      -----------      ---------
         1.84            2.36             1.21            1.81             2.29             1.15           0.00
    ----------      -----------      -----------      ----------      -----------      -----------      ---------
        (0.24)          (0.40)           (0.23)          (0.21)           (0.34)           (0.19)            --
        (1.25)          (0.46)              --           (1.25)           (0.46)              --             --
    ----------      -----------      -----------      ----------      -----------      -----------      ---------
        (1.49)          (0.86)           (0.23)          (1.46)           (0.80)           (0.19)            --
    ----------      -----------      -----------      ----------      -----------      -----------      ---------
     $  27.28         $ 26.93          $ 25.43         $ 27.25          $ 26.90          $ 25.41         $27.25
    ==========      ===========      ===========      ==========      ===========      ===========      =========
         7.05%(b)        9.33%            4.96%(b)        6.93%(b)         9.05%            4.71%(b)       0.00%(b)
         2.09%(g)+       1.68%            1.32%+          1.86%(g)+        1.43%            1.07%+         0.03%+
         0.92%+          0.96%            1.01%+#         1.17%+           1.21%            1.26%+#        1.45%+
         0.92%+          0.96%            1.01%+#         1.17%+           1.21%            1.26%+#        1.45%+
           21%             93%              42%             21%              93%              42%            21%
     $106,657         $77,397          $30,394         $97,481          $70,872          $19,324         $   10

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    193

MAINSTAY INCOME MANAGER FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM INITIAL SALES CHARGE 5.5%
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        1.34%    6.33%  2.54%   7.65%
Excluding sales charges   7.24    12.52   3.70    8.26

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY
                                 INCOME MANAGER      INCOME MANAGER                           CITIGROUP BIG       ASSET MANAGER
                                      FUND           COMPOSITE INDEX      S&P 500 INDEX        BOND INDEX        COMPOSITE INDEX
                                 --------------      ---------------      -------------       -------------      ---------------
4/30/96                                9450               10000               10000               10000               10000
                                      11149               11544               12513               10720               11761
                                      14580               14712               17652               11897               15028
                                      16752               16847               21504               12647               17406
                                      18145               18121               23682               12795               18649
                                      17426               17712               20610               14378               17947
                                      16632               17159               18008               15506               17042
                                      15337               16688               15612               17127               16246
                                      17521               18958               19183               17449               18531
                                      18575               20179               20399               18389               19583
4/30/06                               20900               22056               23544               18532               21483

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        1.98%    6.80%  2.60%   7.52%
Excluding sales charges   6.98    11.80   2.96    7.52

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY
                                 INCOME MANAGER      INCOME MANAGER                           CITIGROUP BIG       ASSET MANAGER
                                      FUND           COMPOSITE INDEX      S&P 500 INDEX        BOND INDEX        COMPOSITE INDEX
                                 --------------      ---------------      -------------       -------------      ---------------
04/30/96                              10000               10000               10000               10000               10000
                                      11714               11544               12513               10720               11761
                                      15218               14712               17652               11897               15028
                                      17373               16847               21504               12647               17406
                                      18701               18121               23682               12795               18649
                                      17838               17712               20610               14378               17947
                                      16904               17159               18008               15506               17042
                                      15469               16688               15612               17127               16246
                                      17552               18958               19183               17449               18531
                                      18462               20179               20399               18389               19583
04/30/06                              20640               22056               23544               18532               21483

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        5.89%   10.80%  2.95%   7.48%
Excluding sales charges   6.89    11.80   2.95    7.48

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY
                                 INCOME MANAGER      INCOME MANAGER                           CITIGROUP BIG       ASSET MANAGER
                                      FUND           COMPOSITE INDEX      S&P 500 INDEX        BOND INDEX        COMPOSITE INDEX
                                 --------------      ---------------      -------------       -------------      ---------------
4/30/96                               10000               10000               10000               10000               10000
                                      11714               11544               12513               10720               11761
                                      15200               14712               17652               11897               15028
                                      17353               16847               21504               12647               17406
                                      18661               18121               23682               12795               18649
                                      17791               17712               20610               14378               17947
                                      16865               17159               18008               15506               17042
                                      15426               16688               15612               17127               16246
                                      17480               18958               19183               17449               18531
                                      18401               20179               20399               18389               19583
4/30/06                               20573               22056               23544               18532               21483

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a max-imum initial sales charge of 5.50% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 194   MainStay Income Manager Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          7.42%   12.92%  3.96%   8.49%

(PERFORMANCE GRAPH)

                                    MAINSTAY
                                 INCOME MANAGER      INCOME MANAGER                           CITIGROUP BIG       ASSET MANAGER
                                      FUND           COMPOSITE INDEX      S&P 500 INDEX        BOND INDEX        COMPOSITE INDEX
                                 --------------      ---------------      -------------       -------------      ---------------
4/30/96                               10000               10000               10000               10000               10000
                                      11826               11544               12513               10720               11761
                                      15487               14712               17652               11897               15028
                                      17830               16847               21504               12647               17406
                                      19349               18121               23682               12795               18649
                                      18607               17712               20610               14378               17947
                                      17808               17159               18008               15506               17042
                                      16457               16688               15612               17127               16246
                                      18848               18958               19183               17449               18531
                                      20012               20179               20399               18389               19583
4/30/06                               22598               22056               23544               18532               21483

                                                          SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------------------------------

Income Manager Composite Index(1)                         5.64%    9.30%  4.48%   8.23%
Asset Manager Composite Index(2)                          6.10     9.70   3.66    7.95
S&P 500(R) Index(3)                                       9.64    15.42   2.70    8.94
Citigroup Broad Investment Grade Bond Index(4)            0.55     0.78   5.21    6.36
Average Lipper flexible portfolio fund(5)                 9.44    16.63   5.56    8.54

terminated only with the approval of the Board of Directors/Trustees. From inception (1/2/91) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.
1. Going forward, the Fund will measure its performance against an Income Manager Composite Index. The Fund's Income Manager Composite Index consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 55%/45%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index. The Income Manager Composite Index is considered to be the Fund's broad-based securities market index for comparison purposes.
2. The Asset Manager Composite Index is comprised of the S&P 500(R) Index, the Citigroup Broad Investment Grade Bond Index, and the Citigroup 1-Month T-Bill Index weighted 60%/30%/10%, respectively. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Citigroup Broad Investment Grade Bond Index (The "BIG Index") is an unmanaged index that is considered representative of the U.S. investment-grade bond market. The Citigroup 1-Month T-Bill Index includes the monthly return equivalents of yield averages that are not marked to market. The Index is an average of the last one-month Treasury bill issue. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Asset Manager Composite Index was previously considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. The Citigroup Broad Investment Grade Bond Index (the "BIG Index") is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     195

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INCOME MANAGER FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,073.40            $5.76            $1,019.40             $5.61
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,070.95            $9.60            $1,015.65             $9.35
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,070.15            $9.60            $1,015.65             $9.35
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,074.55            $4.68            $1,020.45             $4.56
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.12% for Class A, 1.87% for Class B and Class C, and 0.91% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 196   MainStay Income Manager Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     50.2
U.S. Government & Federal Agencies                                                19.4
Corporate Bonds                                                                   10.8
Loan Assignments & Participations                                                  5.9
Real Estate Investment Trusts                                                      5.1
Short-Term Investments (collateral from securities lending                         4.8
  is 1.2%)
Foreign Bonds                                                                        3
Commercial Mortgage Loans                                                          1.7
Asset-Backed Securities                                                            0.5
Yankee Bonds                                                                       0.1
Liabilities in Excess of Cash and Other Assets                                    (1.5)

See Portfolio of Investments on page 200 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  American Capital Strategies, Ltd.
 2.  Southern Copper Corp.
 3.  United States Treasury Note, 4.50%, due 2/15/09
 4.  Allied Capital Corp.
 5.  ExxonMobil Corp.
 6.  Regal Entertainment Group, Class A
 7.  United States Treasury Note, 4.75%, due 3/31/11
 8.  AT&T, Inc.
 9.  iStar Financial, Inc.
10.  Merck & Co., Inc.

                                                   www.mainstayfunds.com     197

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Anthony Malloy of New York Life Investment Management LLC

WERE THERE ANY CHANGES TO THE FUND'S INVESTMENT APPROACH DURING THE REPORTING PERIOD?

Effective January 2, 2006, MainStay Asset Manager Fund changed its name to MainStay Income Manager Fund. In connection with the change, there were several modifications to the Fund's principal investment strategies. The Fund now invests at least 80% of its assets in income-producing securities subject to the following constraints: Up to 65% of the Fund's net assets are invested in equity securities and related derivatives, such as dividend paying common and preferred stocks (within this allocation, at least 30% of the Fund's net assets are invested in U.S. equity securities, including investments in REITs). At least 35% of the Fund's net assets are invested in fixed-income securities, including cash and cash equivalents and related derivatives. These securities consist of both investment-grade and high-yield fixed-income securities, including up to 15% of total assets, at the time of purchase, in high-yield securities; and up to 10% of total assets, at the time of purchase, in a combination of emerging-market debt and floating-rate loans.

The Fund may also invest in other fixed-income securities without restriction, including government, corporate, asset-backed, and mortgage-backed securities. The Fund does not have a minimum required allocation to money-market instruments and will normally not invest more than 10% in these instruments. Finally, in pursuing its investment objective, the Fund may invest up to 20% of its total assets, at the time of purchase, in foreign securities of developed or emerging markets or in futures associated with such securities.

HOW DID MAINSTAY INCOME MANAGER FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Income Manager Fund returned 7.24% for Class A shares, 6.98% for Class B shares, and 6.89% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 7.42%. All share classes outperformed the 5.64% return of the Income Manager Composite Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes underperformed the 9.44% return of the average Lipper(2) flexible portfolio fund for the six months ended April 30, 2006.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE LARGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH ONES WERE THE GREATEST DETRACTORS?

Among the stocks that were held during the entire reporting period, the three best performers were steel company Nucor, consumer electronics company Circuit City, and copper-mining company Phelps Dodge. Two of these top-three performers reflect the strength of commodity prices during the reporting period. The three worst-performing stock holdings during the reporting period were Ford Motor, Intel, and United Health Group.

HOW DID THE FUND'S FIXED-INCOME INVESTMENTS PERFORM?

The fixed-income portion of the Fund was invested to track the makeup of the Citigroup Broad Investment Grade Bond Index(3) during the first half of the reporting period. During the second half of the reporting period, we gradually invested the fixed-income portion of the Fund in a more diversified array of securities. In general terms, the Fund's short-term bonds performed better than its longer-term bonds during much of the reporting period, as one might expect in a rising-rate environment. The Fund's lower-quality bonds outperformed higher-


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Floating-rate debt is generally considered to have speculative characteristics that involve default risk of principal and interest, collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 195 for more information on the Income Manager Composite Index.
2. See footnote on page 195 for more information on Lipper Inc.
3. See footnote on page 195 for more information on the Citigroup Broad Investment Grade Bond Index.

 198   MainStay Income Manager Fund
quality issues as credit spreads continued to tighten throughout much of the reporting period.(4) The Fund's cash position performed fairly well in comparison to bonds, since bonds have faced a particularly challenging environment in recent months.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

For the first portion of the reporting period, the Fund held a slightly overweighted position in international stocks and a very slightly overweighted position in fixed-income securities. As 2005 drew to a close, however, the international allocation was brought back to neutral in anticipation of the approaching transition period. At that time, the Fund's fixed-income weighting was lowered slightly and the Fund's domestic stock weighting was raised in preparation for the transition.

During the transition period, the Fund was rebalanced to achieve its new benchmark of 45% fixed income (up from 30%) and 55% equities (down from 60%). The cash portion of the benchmark was reduced to zero (from 10%). Because the transition was handled in stages, April 2006 was the first full month in which the Fund was invested at its new weights.

The composition of the equity portion of the Fund was shifted from an enhanced, broad-market index weighting to one oriented more strongly toward stocks that pay high current dividends. A separate, small component of the equity portion of Fund was diversified toward stocks expected to exhibit solid dividend growth (rather than stocks that simply provide high current income).

Though the majority of fixed-income portion of the Fund continues to be indexed toward the broad U.S. bond market, some of it has been diversified among higher-yielding assets. This smaller, higher-yielding component is divided between U.S.
domestic high-yield bonds, floating-rate products, and emerging-market bonds.



4. The term "spread" may refer to the difference in yield between a specific security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   www.mainstayfunds.com     199

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (41.4%)+
ASSET-BACKED SECURITIES (0.5%)
------------------------------------------------------------------------------
AIRLINES (0.0%)++
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20                               $    34,260   $     34,567
                                                                  ------------

AUTO COMPONENTS (0.1%)
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/17/13 (a)                                500,000        493,839
                                                                  ------------

CONSUMER FINANCE (0.4%)
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12                                   750,000        731,454
Residential Asset Mortgage Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33                                    500,000        488,692
Residential Asset Securities Corp.
  Series 2003-KS9, Class AI6
  4.71%, due 11/25/33                                   100,000         97,254
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33                                    96,707         92,497
                                                                  ------------
                                                                     1,409,897
                                                                  ------------
Total Asset-Backed Securities
  (Cost $1,978,866)                                                  1,938,303
                                                                  ------------

COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (1.7%)
------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.
  Series 2005-6, Class A4
  5.354%, due 9/10/47 (b)                             1,000,000        965,645
Bear Stearns Adjustable Rate Mortgage Trust
  Series 2005-8, Class A4
  5.096%, due 8/25/35 (a)(b)                            500,000        467,805
Citigroup/Deutsche Bank Commercial Mortgage Trust
  Series 2005-CD1, Class AM
  5.226%, due 7/15/44 (b)                             1,000,000        965,187
GMAC Commercial Mortgage Securities, Inc.
  Series 2006-C1, Class A4
  5.238%, due 11/10/45 (b)                            1,000,000        963,011

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
Merrill Lynch Mortgage Trust
  Series 2005-MKB2, Class A4
  5.204%, due 9/12/42 (b)                           $ 1,000,000   $    963,756
Structured Adjustable Rate Mortgage Loan Trust
  Series 2005-22, Class 5A2
  6.041%, due 12/25/35 (b)                              934,878        929,327
Wachovia Bank Commercial Mortgage Trust
  Series 2005-C18, Class A4
  4.935%, due 4/15/42                                 1,000,000        945,185
                                                                  ------------
Total Commercial Mortgage Loans
  (Cost $6,402,631)                                                  6,199,916
                                                                  ------------

CORPORATE BONDS (10.8%)
------------------------------------------------------------------------------
ADVERTISING (0.1%)
R.H. Donnelley Corp.
  8.875%, due 1/15/16 (a)                               400,000        411,500
                                                                  ------------

AEROSPACE & DEFENSE (0.2%)
DRS Technologies, Inc.
  7.625%, due 2/1/18                                    250,000        256,563
Goodrich Corp.
  7.00%, due 4/15/38                                     50,000         50,510
Lockheed Martin Corp.
  7.65%, due 5/1/16                                     100,000        112,987
Northrop Grumman Corp.
  7.125%, due 2/15/11                                   100,000        106,363
  7.875%, due 3/1/26                                     50,000         58,793
Raytheon Co.
  6.40%, due 12/15/18                                    50,000         51,517
  6.75%, due 8/15/07                                     58,000         58,761
                                                                  ------------
                                                                       695,494
                                                                  ------------
AGRICULTURE (0.0%)++
Archer-Daniels-Midland Co.
  8.125%, due 6/1/12                                    100,000        112,506
                                                                  ------------

AUTO MANUFACTURERS (0.1%)
DaimlerChrysler N.A. Holding Corp.
  7.30%, due 1/15/12                                    250,000        264,915
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 200   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
BANKS (0.9%)
Bank of America Corp.
  5.875%, due 2/15/09                               $   500,000   $    506,915
Bank One Corp.
  Series A
  6.00%, due 2/17/09                                    250,000        253,618
Compass Bank
  5.90%, due 4/1/26                                     200,000        189,699
Deutsche Bank Financial, Inc.
  7.50%, due 4/25/09                                    100,000        105,588
FleetBoston Financial Corp.
  3.85%, due 2/15/08                                    250,000        243,793
Key Bank N.A.
  5.80%, due 7/1/14                                     175,000        173,961
PNC Bank N.A.
  5.25%, due 1/15/17                                     75,000         71,036
Popular North America, Inc.
  5.65%, due 4/15/09                                    375,000        374,034
SunTrust Banks, Inc.
  5.45%, due 12/1/17                                     50,000         47,977
U.S. Bancorp
  Series N
  3.95%, due 8/23/07                                    250,000        245,429
Wachovia Bank N.A.
  4.875%, due 2/1/15                                    350,000        325,733
Wachovia Corp.
  6.25%, due 8/4/08                                     100,000        101,615
Wells Fargo & Co.
  5.125%, due 9/15/16                                   300,000        282,496
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                                     250,000        259,230
                                                                  ------------
                                                                     3,181,124
                                                                  ------------
BEVERAGES (0.2%)
Anheuser-Busch Cos., Inc.
  5.75%, due 4/1/10                                     100,000        101,164
Bottling Group LLC
  5.50%, due 4/1/16                                     150,000        145,974
Coca-Cola Enterprises, Inc.
  7.00%, due 5/15/98                                    100,000        104,153
Coors Brewing Co.
  6.375%, due 5/15/12                                    25,000         25,631
Le-Natures, Inc.
  10.00%, due 6/15/13 (a)                               250,000        262,500
                                                                  ------------
                                                                       639,422
                                                                  ------------
BUILDING MATERIALS (0.2%)
Goodman Global Holdings Co., Inc.
  7.875%, due 12/15/12                                  300,000        300,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BUILDING MATERIALS (CONTINUED)
Masco Corp.
  5.75%, due 10/15/08                               $   200,000   $    200,602
Nortek, Inc.
  8.50%, due 9/1/14                                     250,000        256,250
NTK Holdings, Inc.
  (zero coupon), due 3/1/14                             200,000        152,250
                                                                  ------------
                                                                       909,102
                                                                  ------------
CHEMICALS (0.1%)
Dow Chemical Co. (The)
  8.55%, due 10/15/09                                   100,000        109,411
PQ Corp.
  7.75%, due 2/15/13 (a)                                350,000        332,500
                                                                  ------------
                                                                       441,911
                                                                  ------------
COMMERCIAL SERVICES (0.4%)
Avis Budget Car Rental LLC/Avis Budget Finance,
  Inc.
  7.625%, due 5/15/14 (a)                               150,000        152,625
  7.75%, due 5/15/16 (a)                                150,000        153,000
Cendant Corp.
  6.25%, due 1/15/08                                    100,000        101,131
Concentra Operating Corp.
  9.125%, due 6/1/12                                    150,000        157,500
  9.50%, due 8/15/10                                    197,000        205,372
Hertz Corp. (The)
  8.875%, due 1/1/14 (a)                                300,000        318,750
United Rentals, Inc.
  7.75%, due 11/15/13                                   400,000        402,000
                                                                  ------------
                                                                     1,490,378
                                                                  ------------
COMPUTERS (0.2%)
Activant Solutions, Inc.
  9.50%, due 5/1/16 (a)                                 250,000        254,375
SunGard Data Systems, Inc.
  9.125%, due 8/15/13 (a)                               350,000        373,625
                                                                  ------------
                                                                       628,000
                                                                  ------------
COSMETICS & PERSONAL CARE (0.0%)++
Procter & Gamble Co. (The)
  4.85%, due 12/15/15                                   100,000         94,005
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.9%)
American General Finance Corp.
  Series H
  4.50%, due 11/15/07                                   250,000        247,304
Ameriprise Financial, Inc.
  5.35%, due 11/15/10                                    50,000         49,366
Bear Stearns Cos., Inc. (The)
  5.70%, due 1/15/07                                    250,000        250,680
Boeing Capital Corp.
  5.75%, due 2/15/07                                    250,000        250,734

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    201

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Capital One Bank
  5.125%, due 2/15/14                               $   100,000   $     95,437
Caterpillar Financial Services Corp.
  4.30%, due 6/1/10                                      50,000         47,831
Citigroup, Inc.
  3.50%, due 2/1/08                                     500,000        485,468
  5.875%, due 2/22/33                                   250,000        235,384
Countrywide Home Loans, Inc.
  5.625%, due 5/15/07                                   100,000        100,215
Credit Suisse First Boston USA, Inc.
  4.625%, due 1/15/08                                   250,000        247,154
General Electric Capital Corp.
  6.00%, due 6/15/12                                    500,000        511,292
  Series A
  6.75%, due 3/15/32                                    250,000        269,957
General Motors Acceptance Corp.
  6.875%, due 9/15/11                                   300,000        281,040
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                     150,000        149,823
  6.125%, due 2/15/33                                   100,000         96,263
HSBC Finance Corp.
  4.75%, due 7/15/13                                  1,000,000        936,948
  6.375%, due 10/15/11                                   50,000         51,708
John Deere Capital Corp.
  3.90%, due 1/15/08                                    250,000        244,144
Jostens IH Corp.
  7.625%, due 10/1/12                                   300,000        297,750
JPMorgan Chase & Co.
  5.75%, due 1/2/13                                     250,000        249,971
Lehman Brothers Holdings, Inc.
  5.50%, due 4/4/16                                     100,000         96,604
  7.00%, due 2/1/08                                     150,000        153,924
MBNA Corp.
  6.125%, due 3/1/13                                    100,000        102,393
Merrill Lynch & Co., Inc.
  Series B
  4.00%, due 11/15/07                                   250,000        245,126
Morgan Stanley
  6.60%, due 4/1/12                                     125,000        130,661
  6.75%, due 10/15/13                                   125,000        131,350
National Rural Utilities Cooperative Finance Corp.
  5.75%, due 8/28/09                                    250,000        252,291
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)                               200,000        188,924

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Rainbow National Services LLC
  10.375%, due 9/1/14 (a)                           $   300,000   $    336,750
Residential Capital Corp.
  6.375%, due 6/30/10                                    25,000         24,894
Textron Financial Corp.
  4.125%, due 3/3/08                                     25,000         24,447
Toyota Motor Credit Corp.
  4.25%, due 3/15/10                                     50,000         48,097
Vanguard Health Holding Co. II LLC
  9.00%, due 10/1/14                                    250,000        258,125
                                                                  ------------
                                                                     7,092,055
                                                                  ------------
ELECTRIC (0.9%)
Alabama Power Co.
  Series FF
  5.20%, due 1/15/16                                     50,000         47,833
American Electric Power Co., Inc.
  Series C
  5.375%, due 3/15/10                                   100,000         98,940
Constellation Energy Group, Inc.
  6.35%, due 4/1/07                                     100,000        100,739
Consumers Energy Co.
  Series C
  4.25%, due 4/15/08                                    125,000        121,942
  Series B
  5.375%, due 4/15/13                                   100,000         96,382
Dominion Resources, Inc.
  Series B
  6.25%, due 6/30/12                                    100,000        101,267
DTE Energy Co.
  Series A
  6.65%, due 4/15/09                                    100,000        102,736
Duke Energy Corp.
  6.25%, due 1/15/12                                    125,000        127,872
FirstEnergy Corp.
  Series A
  5.50%, due 11/15/06                                   100,000         99,992
  Series B
  6.45%, due 11/15/11                                   125,000        128,903
Florida Power & Light Co.
  5.40%, due 9/1/35                                      50,000         44,589
Illinois Power Co.
  7.50%, due 6/15/09                                    100,000        105,126
Niagara Mohawk Power Corp.
  7.75%, due 10/1/08                                    100,000        104,827
Northern States Power Co.
  6.875%, due 8/1/09                                    100,000        103,786
NRG Energy, Inc.
  7.375%, due 2/1/16                                    350,000        353,062
Pacific Gas & Electric Co.
  4.80%, due 3/1/14                                     100,000         93,897

 202   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
Peco Energy Co.
  3.50%, due 5/1/08                                 $   100,000   $     96,398
Pepco Holdings, Inc.
  7.45%, due 8/15/32                                     50,000         53,980
Progress Energy, Inc.
  5.625%, due 1/15/16                                    50,000         48,314
  6.85%, due 4/15/12                                     25,000         26,139
  7.10%, due 3/1/11                                     100,000        105,644
PSE&G Power LLC
  7.75%, due 4/15/11                                    100,000        108,363
Public Service Electric & Gas Co.
  6.375%, due 5/1/08                                    750,000        762,517
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                                     50,000         44,523
Southern California Edison Co.
  6.65%, due 4/1/29                                     100,000        102,429
TXU Electric Delivery Co.
  7.00%, due 9/1/22                                     100,000        104,408
Union Electric Co.
  5.40%, due 2/1/16                                      50,000         48,202
                                                                  ------------
                                                                     3,332,810
                                                                  ------------
ENTERTAINMENT (0.3%)
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                                     350,000        343,875
Marquee, Inc.
  Series B
  8.625%, due 8/15/12                                   300,000        313,500
Tunica-Biloxi Gaming Authority
  9.00%, due 11/15/15 (a)                               250,000        260,000
Warner Music Group
  7.375%, due 4/15/14                                   200,000        197,000
WMG Holdings Corp.
  (zero coupon), due 12/15/14
  9.50%, beginning 12/15/09                             200,000        147,000
                                                                  ------------
                                                                     1,261,375
                                                                  ------------
ENVIRONMENTAL CONTROL (0.2%)
Allied Waste North America
  7.875%, due 4/15/13                                   250,000        260,000
Republic Services, Inc.
  6.75%, due 8/15/11                                     25,000         26,069
Waste Services, Inc.
  9.50%, due 4/15/14                                    250,000        258,750
                                                                  ------------
                                                                       544,819
                                                                  ------------
FOOD (0.4%)
ConAgra Foods, Inc.
  6.75%, due 9/15/11                                    100,000        103,910
  7.00%, due 10/1/28                                     50,000         50,448

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOOD (CONTINUED)
Corn Products International, Inc.
  8.25%, due 7/15/07                                $   500,000   $    513,527
General Mills, Inc.
  3.875%, due 11/30/07                                  100,000         97,629
Kellogg Co.
  Series B
  7.45%, due 4/1/31                                     100,000        114,352
Kroger Co. (The)
  4.95%, due 1/15/15                                    100,000         91,745
Pepsi Bottling Holdings, Inc.
  5.625%, due 2/17/09 (a)                               100,000        100,739
Safeway, Inc.
  6.50%, due 3/1/11                                     100,000        102,583
Unilever Capital Corp.
  7.125%, due 11/1/10                                   100,000        106,214
                                                                  ------------
                                                                     1,281,147
                                                                  ------------
FOREST PRODUCTS & PAPER (0.1%)
Buckeye Technologies, Inc.
  8.00%, due 10/15/10                                   350,000        339,500
Weyerhaeuser Co.
  6.75%, due 3/15/12                                    100,000        103,504
                                                                  ------------
                                                                       443,004
                                                                  ------------
GAS (0.1%)
Atmos Energy Corp.
  4.00%, due 10/15/09                                    50,000         47,327
KeySpan Corp.
  5.875%, due 4/1/33                                     25,000         23,218
Michigan Consolidated Gas Co.
  Series B
  7.15%, due 5/30/06                                    125,000        125,164
ONEOK, Inc
  5.51%, due 2/16/08                                     50,000         49,940
                                                                  ------------
                                                                       245,649
                                                                  ------------
HEALTH CARE-SERVICES (0.1%)
Aetna, Inc.
  7.875%, due 3/1/11                                     50,000         54,639
Quest Diagnostics, Inc.
  5.125%, due 11/1/10                                    25,000         24,447
Res-Care, Inc.
  7.75%, due 10/15/13                                   350,000        351,750
WellPoint, Inc.
  5.00%, due 12/15/14                                    50,000         46,991
                                                                  ------------
                                                                       477,827
                                                                  ------------
HOME BUILDERS (0.1%)
Centex Corp.
  4.875%, due 8/15/08                                   100,000         98,261
Lennar Corp.
  Series B
  5.125%, due 10/1/10                                   100,000         97,091

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    203

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
HOME BUILDERS (CONTINUED)
Meritage Homes Corp.
  6.25%, due 3/15/15                                $   300,000   $    270,000
                                                                  ------------
                                                                       465,352
                                                                  ------------
HOME FURNISHINGS (0.1%)
ALH Finance LLC/ALH Finance Corp.
  8.50%, due 1/15/13                                    300,000        294,000
                                                                  ------------

INSURANCE (0.3%)
Allstate Corp. (The)
  7.20%, due 12/1/09                                    100,000        105,612
American International Group, Inc.
  4.70%, due 10/1/10 (a)                                100,000         96,748
  6.25%, due 5/1/36 (a)                                 450,000        442,459
ASIF Global Financing XVIII
  3.85%, due 11/26/07 (a)                                50,000         48,890
Berkshire Hathaway Finance Corp.
  4.625%, due 10/15/13                                  100,000         93,742
MetLife, Inc.
  5.50%, due 6/15/14                                    100,000         97,677
Nationwide Financial Services, Inc.
  5.10%, due 10/1/15                                     25,000         23,340
Principal Life Income Funding Trust
  5.20%, due 11/15/10                                    25,000         24,618
Prudential Financial, Inc.
  4.50%, due 7/15/13                                    100,000         92,643
                                                                  ------------
                                                                     1,025,729
                                                                  ------------
LEISURE TIME (0.1%)
Leslie's Poolmart, Inc.
  7.75%, due 2/1/13                                     300,000        300,000
Worldspan, L.P./W.S. Financing Corp.
  10.999%, due 2/15/11 (b)                              250,000        243,125
                                                                  ------------
                                                                       543,125
                                                                  ------------
LODGING (0.1%)
Boyd Gaming Corp.
  7.125%, due 2/1/16                                    300,000        300,375
Harrah's Operating Co., Inc.
  5.625%, due 6/1/15                                     50,000         47,459
                                                                  ------------
                                                                       347,834
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MACHINERY--CONSTRUCTION & MINING (0.0%)++
Caterpillar, Inc.
  7.25%, due 9/15/09                                $   100,000   $    105,573
                                                                  ------------

MEDIA (0.5%)
CBD Media Holdings/CBD Holdings Finance, Inc.
  9.25%, due 7/15/12                                    250,000        255,000
Charter Communications Operating LLC
  8.00%, due 4/30/12 (a)                                300,000        301,500
Clear Channel Communications, Inc.
  4.25%, due 5/15/09                                    100,000         95,719
  6.00%, due 11/1/06                                     50,000         50,113
Comcast Cable Communications Holdings, Inc.
  8.375%, due 3/15/13                                   150,000        167,922
Comcast Corp.
  6.50%, due 1/15/15                                    100,000        101,854
Houghton Mifflin Co.
  9.875%, due 2/1/13                                    200,000        214,000
News America Holdings, Inc.
  9.25%, due 2/1/13                                     100,000        116,802
Time Warner, Inc.
  7.625%, due 4/15/31                                   250,000        270,633
Walt Disney Co. (The)
  Series B
  5.875%, due 12/15/17                                  250,000        246,798
  7.00%, due 3/1/32                                     100,000        107,920
                                                                  ------------
                                                                     1,928,261
                                                                  ------------
MINING (0.1%)
Alcoa, Inc.
  4.25%, due 8/15/07                                    250,000        246,155
                                                                  ------------

OFFICE FURNISHINGS (0.1%)
Tempur-Pedic, Inc. and Tempur Production USA, Inc.
  10.25%, due 8/15/10                                   250,000        267,812
                                                                  ------------

OIL & GAS (0.7%)
Anadarko Petroleum Corp.
  7.20%, due 3/15/29                                    100,000        107,639
Chesapeake Energy Corp.
  6.625%, due 1/15/16                                   250,000        242,500
Comstock Resources, Inc.
  6.875%, due 3/1/12                                    300,000        293,250
Devon Financing Corp. LLC
  6.875%, due 9/30/11                                   125,000        132,111

 204   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Enterprise Products Operating, L.P.
  4.95%, due 6/1/10                                 $   100,000   $     96,807
Pemex Project Funding Master Trust
  5.75%, due 12/15/15 (a)                               500,000        474,000
  7.375%, due 12/15/14                                  800,000        848,000
USX Corp.
  6.85%, due 3/1/08                                     100,000        102,652
Valero Energy Corp.
  6.125%, due 4/15/07                                   100,000        100,557
                                                                  ------------
                                                                     2,397,516
                                                                  ------------
PACKAGING & CONTAINERS (0.1%)
Graham Packaging Co., Inc.
  8.50%, due 10/15/12                                   350,000        357,000
                                                                  ------------

PHARMACEUTICALS (0.1%)
Bristol-Myers Squibb Co.
  5.75%, due 10/1/11                                    150,000        150,970
Eli Lilly & Co.
  4.50%, due 3/15/18                                    100,000         88,377
Merck & Co., Inc.
  4.75%, due 3/1/15                                     100,000         91,895
Pfizer, Inc.
  4.65%, due 3/1/18                                      50,000         45,243
Pharmacia Corp.
  6.60%, due 12/1/28                                     50,000         53,359
Schering-Plough Corp.
  5.55%, due 12/1/13                                    100,000         97,887
                                                                  ------------
                                                                       527,731
                                                                  ------------
PIPELINES (0.3%)
Duke Capital LLC
  7.50%, due 10/1/09                                    350,000        370,050
Kinder Morgan Energy Partners, L.P.
  7.125%, due 3/15/12                                   125,000        132,949
MarkWest Energy Partners, L.P./ MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                                   250,000        237,500
Targa Resources, Inc.
  8.50%, due 11/1/13 (a)                                250,000        253,125
                                                                  ------------
                                                                       993,624
                                                                  ------------
REAL ESTATE (0.2%)
Archstone-Smith Operating Trust
  5.25%, due 5/1/15                                      25,000         23,692

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REAL ESTATE (CONTINUED)
Avalonbay Communities, Inc.
  6.125%, due 11/1/12                               $   250,000   $    254,538
Camden Property Trust
  4.375%, due 1/15/10                                    65,000         62,423
EOP Operating, L.P.
  7.00%, due 7/15/11                                    100,000        105,188
ERP Operating, L.P.
  7.125%, due 10/15/17                                  100,000        107,903
Simon Property Group, L.P.
  6.375%, due 11/15/07                                  100,000        101,333
                                                                  ------------
                                                                       655,077
                                                                  ------------
RETAIL (0.2%)
Lowe's Cos., Inc.
  5.50%, due 10/15/15                                    25,000         23,726
May Department Stores Co. (The)
  5.95%, due 11/1/08                                    100,000        100,923
Neiman Marcus Group, Inc. (The)
  9.00%, due 10/15/15 (a)                               300,000        318,750
Wal-Mart Stores, Inc.
  5.25%, due 9/1/35                                     100,000         87,833
Yum! Brands, Inc.
  6.25%, due 4/15/16                                    125,000        124,993
                                                                  ------------
                                                                       656,225
                                                                  ------------
SAVINGS & LOANS (0.2%)
Golden West Financial Corp.
  4.75%, due 10/1/12                                    100,000         95,174
Washington Mutual, Inc.
  4.20%, due 1/15/10                                    250,000        238,371
  7.50%, due 8/15/06                                    250,000        251,584
                                                                  ------------
                                                                       585,129
                                                                  ------------
TELECOMMUNICATIONS (0.9%)
ALLTEL Corp.
  4.656%, due 5/17/07                                   100,000         99,322
Ameritech Capital Funding Corp.
  6.55%, due 1/15/28                                    100,000         94,789
BellSouth Corp.
  6.00%, due 10/15/11                                   250,000        254,023
CenturyTel, Inc.
  Series F
  6.30%, due 1/15/08                                    250,000        252,452
Cincinnati Bell, Inc.
  8.375%, due 1/15/14                                   400,000        409,000
Cisco Systems, Inc.
  5.50%, due 2/22/16                                    200,000        194,960
GCI, Inc.
  7.25%, due 2/15/14                                    400,000        394,000
GTE South, Inc.
  Series C
  6.00%, due 2/15/08                                    300,000        300,318

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    205

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Motorola, Inc.
  4.608%, due 11/16/07                              $   100,000   $     98,883
New Cingular Wireless Services, Inc.
  7.875%, due 3/1/11                                    100,000        109,443
SBC Communications, Inc.
  5.75%, due 5/2/06                                     150,000        150,000
Sprint Capital Corp.
  6.125%, due 11/15/08                                  150,000        152,436
  8.75%, due 3/15/32                                    350,000        434,275
Verizon Global Funding Corp.
  5.85%, due 9/15/35                                    250,000        222,693
  7.75%, due 12/1/30                                    100,000        110,302
                                                                  ------------
                                                                     3,276,896
                                                                  ------------
TEXTILES (0.2%)
INVISTA B.V.
  9.25%, due 5/1/12 (a)                                 300,000        320,250
Simmons Co.
  7.875%, due 1/15/14                                   250,000        246,250
                                                                  ------------
                                                                       566,500
                                                                  ------------
TRANSPORTATION (0.1%)
Burlington Northern Santa Fe Corp.
  7.125%, due 12/15/10                                  100,000        106,204
CSX Corp.
  7.45%, due 5/1/07                                     100,000        101,955
FedEx Corp.
  2.65%, due 4/1/07                                      25,000         24,350
Norfolk Southern Corp.
  6.75%, due 2/15/11                                    100,000        104,603
  7.05%, due 5/1/37                                      25,000         27,304
Union Pacific Corp.
  6.65%, due 1/15/11                                    100,000        103,906
                                                                  ------------
                                                                       468,322
                                                                  ------------
TRUCKING & LEASING (0.0%)++
TTX Co.
  5.00%, due 4/1/12 (a)                                 100,000         96,322
                                                                  ------------
Total Corporate Bonds
  (Cost $40,050,994)                                                39,351,226
                                                                  ------------

FOREIGN BONDS (3.0%)
------------------------------------------------------------------------------
BANKS (0.2%)
Cathay United Bank Co., Ltd.
  5.50%, due 10/5/20 (a)(b)                             500,000        462,925
Kreditanstalt fuer Wiederaufbau
  3.375%, due 1/23/08                                   250,000        242,882

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BANKS (CONTINUED)
Royal Bank of Scotland Group PLC
  5.05%, due 1/8/15                                 $   100,000   $     94,640
                                                                  ------------
                                                                       800,447
                                                                  ------------
BEVERAGES (0.0%)++
Diageo Capital PLC
  3.375%, due 3/20/08                                   100,000         96,420
                                                                  ------------

CHEMICALS (0.1%)
Ineos Group Holdings PLC
  8.50%, due 2/15/16 (a)                                250,000        237,500
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
CIT Group Co. of Canada
  5.20%, due 6/1/15                                     250,000        235,168
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                                    100,000        105,027
                                                                  ------------
                                                                       340,195
                                                                  ------------
ELECTRIC (0.0%)++
Scottish Power PLC
  5.375%, due 3/15/15                                    50,000         47,808
                                                                  ------------

FOREIGN GOVERNMENTS (1.9%)
Federal Republic of Brazil
  7.875%, due 3/7/15                                    500,000        538,500
  8.75%, due 2/4/25                                     250,000        282,500
Lebanese Republic
  7.875%, due 5/20/11 (a)                               200,000        206,000
People's Republic of China
  4.75%, due 10/29/13                                   150,000        142,119
Province of Ontario
  5.50%, due 10/1/08                                    250,000        251,514
Republic of Argentina
  8.28%, due 12/31/33                                   163,354        162,537
Republic of Colombia
  8.25%, due 12/22/14                                   300,000        336,600
Republic of Ecuador
  12.00%, due 11/15/12 (a)                              175,000        178,500
Republic of Indonesia
  6.875%, due 3/9/17 (a)                                175,000        173,250
Republic of Italy
  5.625%, due 6/15/12                                   500,000        503,459
Republic of Panama
  7.25%, due 3/15/15                                    250,000        262,750
Republic of Peru
  8.375%, due 5/3/16                                     25,000         27,225
  9.875%, due 2/6/15                                    300,000        356,250
Republic of Philippines
  8.875%, due 3/17/15                                   500,000        565,000
  9.875%, due 1/15/19                                   100,000        120,250

 206   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
FOREIGN GOVERNMENTS (CONTINUED)
Republic of Poland
  5.25%, due 1/15/14                                $   200,000   $    194,600
Republic of South Africa
  6.50%, due 6/2/14                                     200,000        206,000
Republic of Turkey
  7.25%, due 3/15/15                                    300,000        311,250
  7.375%, due 2/5/25                                    400,000        409,000
Republic of Uruguay
  8.00%, due 11/18/22                                   125,000        129,062
Republic of Venezuela
  8.50%, due 10/8/14                                    600,000        672,000
Russian Federation
  5.00%, due 3/31/30
  7.50%, beginning 3/31/07 (a)                          700,000        759,500
Ukraine Government
  7.65%, due 6/11/13 (a)                                150,000        156,657
                                                                  ------------
                                                                     6,944,523
                                                                  ------------
HOLDING COMPANIES--DIVERSIFIED (0.1%)
JSG Funding PLC
  9.625%, due 10/1/12                                   350,000        369,250
                                                                  ------------
INVESTMENT COMPANIES (0.0%)++
Temasek Financial I, Ltd.
  4.50%, due 9/21/15 (a)                                150,000        137,777
                                                                  ------------

MEDIA (0.0%)++
Thomson Corp. (The)
  5.75%, due 2/1/08                                      75,000         75,287
                                                                  ------------

MINING (0.2%)
Alcan, Inc.
  5.00%, due 6/1/15                                      50,000         46,636
BHP Billiton Finance USA, Ltd.
  4.80%, due 4/15/13                                     50,000         47,600
Codelco, Inc.
  4.75%, due 10/15/14 (a)                               200,000        184,497
Novelis, Inc.
  7.75%, due 2/15/15 (a)                                300,000        291,000
                                                                  ------------
                                                                       569,733
                                                                  ------------
OIL & GAS (0.1%)
Petroliam Nasional Berhad
  7.75%, due 8/15/15 (a)                                325,000        368,982
                                                                  ------------
SEMICONDUCTORS (0.0%)++
Sensata Technologies B.V.
  8.00%, due 5/1/14 (a)                                  50,000         50,250
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TELECOMMUNICATIONS (0.3%)
Deutsche Telekom International Finance B.V.
  8.00%, due 6/15/10                                $   250,000   $    271,746
France Telecom S.A.
  8.50%, due 3/1/31                                     100,000        123,244
Intelsat Subsidiary Holding Co., Ltd.
  8.625%, due 1/15/15                                   300,000        312,000
Telecom Italia Capital S.A.
  6.375%, due 11/15/33                                  100,000         93,621
Vodafone Group PLC
  7.75%, due 2/15/10                                    100,000        106,869
                                                                  ------------
                                                                       907,480
                                                                  ------------
Total Foreign Bonds
  (Cost $11,222,625)                                                10,945,652
                                                                  ------------

LOAN ASSIGNMENTS & PARTICIPATIONS (5.9%) (c)
------------------------------------------------------------------------------
AUTOMOBILE (0.1%)
Goodyear Tire & Rubber Co. (The)
  Second Lien Term Loan
  7.954%, due 4/30/10                                   500,000        506,667
                                                                  ------------

BEVERAGE, FOOD & TOBACCO (0.4%)
Commonwealth Brands, Inc.
  New Term Loan
  7.00%, due 12/22/12                                   494,583        500,395
Dole Food Co., Inc.
  Credit Link Deposit
  6.67%, due 4/12/13                                     46,512         46,512
  Tranche C Term Loan
  6.724%, due 4/12/13                                   348,837        348,837
  Tranche B Term Loan
  6.808%, due 4/12/13                                   104,651        104,651
Pinnacle Foods Holdings Corp.
  Term Loan
  8.236%, due 11/25/10                                  488,118        495,073
                                                                  ------------
                                                                     1,495,468
                                                                  ------------
BROADCASTING & ENTERTAINMENT (0.3%)
CSC Holdings, Inc.
  Incremental Term Loan B
  6.664%, due 3/29/13                                   500,000        502,057
Gray Television, Inc.
  Incremental Term Loan
  6.48%, due 11/22/12                                   498,750        501,368
                                                                  ------------
                                                                     1,003,425
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    207

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
------------------------------------------------------------------------------
BUILDINGS & REAL ESTATE (0.3%)
General Growth Properties, Inc.
  Tranche A1 Term Loan
  6.20%, due 2/24/10                                $   500,000   $    498,681
Macerich Partnership, L.P.
  Term Loan
  6.375%, due 4/26/10                                   500,000        501,875
                                                                  ------------
                                                                     1,000,556
                                                                  ------------
CHEMICALS, PLASTICS AND RUBBER (0.9%)
Brenntag Holding GmbH and Co.
  Acquisition Term Loan
  7.44%, due 1/17/14                                    186,545        189,110
  Term Loan B2
  7.44%, due 1/17/14                                    763,455        774,715
Celanese AG
  Dollar Term Loan
  6.979%, due 4/6/11                                    498,750        505,982
Huntsman International LLC
  Term B Dollar Facility
  6.679%, due 8/16/12                                   487,994        490,510
INEOS Group Holdings, Ltd.
  Tranche A4 Term Loan
  7.339%, due 12/17/12                                  500,000        505,000
Rockwood Specialties Group, Inc.
  Tranche E Term Loan
  7.126%, due 7/30/12                                   668,000        675,828
                                                                  ------------
                                                                     3,141,145
                                                                  ------------
CONTAINERS, PACKAGING & GLASS (0.1%)
Graham Packaging Holdings Co.
  Incremental Term Loan B
  7.375%, due 10/7/11                                   500,000        505,313
                                                                  ------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS
  METALS & MINERALS (0.1%)
Georgia-Pacific Corp.
  Term Loan B
  6.884%, due 12/20/12                                  329,175        330,847
  Term Loan C
  7.939%, due 12/23/13                                  170,000        173,596
                                                                  ------------
                                                                       504,443
                                                                  ------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING (0.1%)
Invensys International Holdings, Ltd.
  Tranche B-1 Term Loan
  8.501%, due 9/4/09                                    248,249        250,732
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED/CONGLOMERATE SERVICE (0.3%)
Fidelity National Information Solutions, Inc.
  Term Loan A
  6.352%, due 3/9/11                                $   498,741   $    499,637
SunGard Data Systems, Inc.
  Term Loan
  7.215%, due 2/11/13                                   498,744        504,310
                                                                  ------------
                                                                     1,003,947
                                                                  ------------
FINANCE (0.1%)
Hertz Corp. (The)
  Delayed Draw Term Loan
  1.125%, due 8/15/07 (d)                                65,111         65,666
  Letter of Credit
  4.93%, due 12/21/12                                    55,556         56,074
  Tranche B Term Loan
  7.103%, due 12/21/12                                  378,385        381,914
                                                                  ------------
                                                                       503,654
                                                                  ------------
GROCERY (0.1%)
Roundy's Supermarkets, Inc.
  Term Loan
  7.795%, due 11/3/11                                   500,313        506,254
                                                                  ------------

HEALTHCARE, EDUCATION & CHILDCARE (1.0%)
Alliance Imaging, Inc.
  Tranche C1 Term Loan
  7.563%, due 12/29/11                                  500,000        501,875
CONMED Corp.
  Term Loan
  6.68%, due 4/13/13                                    497,115        501,776
DaVita, Inc.
  Term Loan B
  6.946%, due 10/5/12                                   491,203        496,012
Fresenius Medical Care Holdings, Inc.
  Term Loan
  6.384%, due 3/31/13                                   500,000        500,313
HealthSouth Corp.
  Term Loan B
  8.15%, due 3/10/13                                    500,000        505,357
Vanguard Health Holding Co., LLC
  Replacement Term Loan
  6.95%, due 9/23/11                                    498,750        504,673

 208   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
------------------------------------------------------------------------------
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Warner Chilcott Corp.
  Dovobet Delayed Draw Term Loan
  7.19%, due 1/12/12                                $    11,041   $     11,113
  Tranche B Term Loan
  7.393%, due 1/18/12                                   272,268        273,823
  Dovonex Delayed Draw Term Loan
  7.40%, due 1/12/12                                     55,205         55,567
  Tranche C Term Loan
  7.61%, due 1/18/12                                    109,711        110,337
  Tranche D Term Loan
  7.61%, due 1/18/12                                     50,683         50,973
                                                                  ------------
                                                                     3,511,819
                                                                  ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE CONSUMER PRODUCTS (0.1%)
Jarden Corp.
  Term Loan B2
  6.74%, due 1/24/12                                    477,672        480,419
                                                                  ------------

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (0.4%)
AMC Entertainment, Inc.
  Term Loan
  7.114%, due 1/26/13                                   498,750        503,660
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  6.804%, due 3/16/12                                   500,000        505,209
Regal Cinemas Corp.
  Term Loan
  6.479%, due 11/10/10                                  498,728        501,533
                                                                  ------------
                                                                     1,510,402
                                                                  ------------
MINING, STEEL, IRON & NON-PRECIOUS METALS (0.1%)
Magnum Coal Co.
  Term Loan
  8.45%, due 3/21/13                                    227,273        229,830
  Funded Letter of Credit
  8.50%, due 3/21/13                                     22,727         22,983
                                                                  ------------
                                                                       252,813
                                                                  ------------
OIL & GAS (0.1%)
Babcock & Wilcox Co. (The)
  Synthetic Letter of Credit
  7.729%, due 2/22/12                                   500,000        505,000
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PERSONAL & NONDURABLE CONSUMER PRODUCTS (MANUFACTURING ONLY) (0.3%)
JohnsonDiversey, Inc.
  New Term Loan B
  7.207%, due 12/16/11                              $   500,000   $    506,771
Solo Cup Co.
  Term Loan B1
  7.532%, due 2/27/11                                   450,000        454,312
                                                                  ------------
                                                                       961,083
                                                                  ------------
PERSONAL TRANSPORTATION (0.2%)
United Airlines, Inc.
  Delayed Draw Term Loan
  0.88%, due 2/1/12                                     250,000        253,625
  Tranche B Term Loan
  3.13%, due 2/1/12                                     250,000        253,625
                                                                  ------------
                                                                       507,250
                                                                  ------------
PRINTING & PUBLISHING (0.4%)
Hanley Wood LLC
  Delayed Draw Term Loan
  1.125%, due 8/1/12 (d)                                 53,338         53,427
  Closing Date Term Loan
  7.036%, due 8/1/12                                    446,662        447,407
Merrill Communications LLC
  Term Loan
  6.996%, due 5/15/11                                   500,000        504,063
R.H. Donnelley, Inc.
  Tranche D-2 Term Loan
  6.441%, due 6/30/11                                   498,734        500,509
                                                                  ------------
                                                                     1,505,406
                                                                  ------------
RETAIL STORE (0.3%)
Jean Coutu Group (PJC), Inc. (The)
  Term Loan B
  7.625%, due 7/30/11                                   498,744        502,970
Neiman Marcus Group, Inc. (The)
  Term Loan B
  7.34%, due 4/6/13                                     500,000        506,473
                                                                  ------------
                                                                     1,009,443
                                                                  ------------
TELECOMMUNICATIONS (0.1%)
PanAmSat Corp.
  Term Loan B1
  6.90%, due 8/22/11                                    498,737        504,016
                                                                  ------------

UTILITIES (0.1%)
NRG Energy, Inc.
  Term Loan B
  6.82%, due 2/1/13                                     407,168        411,522

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    209

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
------------------------------------------------------------------------------
UTILITIES (CONTINUED)
  Credit Link Deposit
  6.979%, due 2/1/13                                $    92,832   $     93,831
                                                                  ------------
                                                                       505,353
                                                                  ------------
Total Loan Assignments & Participations
  (Cost $21,658,792)                                                21,674,608
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (19.4%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.4%)
  2.875%, due 9/15/06 (e)                             3,000,000      2,974,758
  3.375%, due 9/14/07 (e)                             1,500,000      1,465,263
  5.25%, due 6/18/14 (e)                                500,000        496,984
                                                                  ------------
                                                                     4,937,005
                                                                  ------------
FEDERAL HOME LOAN BANK
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.3%)
  Series VN-2015, Class A
  5.46%, due 11/27/15 (e)                               952,042        937,761
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (0.5%)
  4.125%, due 7/12/10 (e)                             1,085,000      1,039,784
  4.875%, due 11/15/13 (e)                            1,000,000        972,635
                                                                  ------------
                                                                     2,012,419
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.9%)
  4.50%, due 7/1/18 (e)                                 322,620        307,622
  4.50%, due 8/1/20 (e)                                 367,852        350,476
  4.50%, due 3/1/21 (e)                                 900,000        856,561
  4.50%, due 8/1/33 (e)                                 401,285        368,782
  4.50%, due 8/1/35 (e)                                 480,167        439,467
  5.00%, due 12/1/18 (e)                                359,279        349,994
  5.00%, due 10/1/20 (e)                                481,664        468,419
  5.00%, due 12/1/20 (e)                                985,224        958,132
  5.00%, due 7/1/35 (e)                                 482,370        456,210
  5.00%, due 8/1/35 (e)                               2,220,177      2,099,771
  5.00%, due 10/1/35 (e)                                959,987        907,925
  5.50%, due 12/1/17 (e)                                284,688        282,455
  5.50%, due 1/1/18 (e)                                 221,589        219,851
  5.50%, due 2/1/21 (e)                               1,999,999      1,982,589
  5.50%, due 6/1/35 (e)                                 907,073        881,454
  5.50%, due 8/1/35 (e)                               1,369,873      1,331,182
  5.50%, due 1/1/36 (e)                                 195,414        189,894
  6.00%, due 5/1/16 (e)                                 363,702        367,676
  6.00%, due 12/1/35 (e)                                 43,039         42,925
  6.00%, due 5/1/36 TBA (f)                             250,000        249,141
  6.50%, due 11/1/16 (e)                                116,214        118,657
  6.50%, due 2/1/27 (e)                                   1,513          1,547

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 5/1/29 (e)                             $   104,303   $    106,597
  6.50%, due 6/1/29 (e)                                 157,013        160,466
  6.50%, due 7/1/29 (e)                                 259,516        265,222
  6.50%, due 8/1/29 (e)                                 117,685        120,273
  6.50%, due 9/1/29 (e)                                   9,733          9,947
  6.50%, due 10/1/29 (e)                                  1,139          1,164
  6.50%, due 6/1/32 (e)                                  90,619         92,461
  7.00%, due 3/1/26 (e)                                   1,222          1,259
  7.00%, due 9/1/26 (e)                                  32,274         33,252
  7.00%, due 10/1/26 (e)                                    311            318
  7.00%, due 7/1/30 (e)                                   6,137          6,312
  7.00%, due 7/1/32 (e)                                 131,707        135,472
  7.50%, due 7/1/11 (e)                                  12,076         12,441
  7.50%, due 9/1/11 (e)                                   9,570          9,855
  7.50%, due 5/1/32 (e)                                 137,468        143,313
  7.75%, due 10/1/07 (e)                                 10,884         10,962
  8.00%, due 10/1/11 (e)                                  5,183          5,351
  8.00%, due 11/1/11 (e)                                 25,703         26,741
                                                                  ------------
                                                                    14,372,136
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (5.7%)
  4.50%, due 7/1/20 (e)                                  73,533         70,048
  4.50%, due 12/1/20 (e)                                799,920        762,006
  4.50%, due 3/1/21 (e)                                  99,900         95,165
  5.00%, due 10/1/17 (e)                                287,721        280,770
  5.00%, due 1/1/18 (e)                                 315,630        308,006
  5.00%, due 3/1/18 (e)                                 282,351        275,461
  5.00%, due 1/1/19 (e)                                 431,339        420,514
  5.00%, due 10/1/20 (e)                                  3,532          3,440
  5.00%, due 6/1/21 TBA (f)                           1,000,000        972,812
  5.00%, due 6/1/35 (e)                                  50,374         47,660
  5.00%, due 4/1/36 (e)                               3,800,000      3,594,276
  5.50%, due 9/1/18 (e)                                 345,286        343,054
  5.50%, due 10/1/34 (e)                                927,261        901,987
  5.50%, due 8/1/35 (e)                                 991,068        962,833
  5.50%, due 10/1/35 (e)                              3,045,867      2,959,092
  5.50%, due 11/1/35 (e)                                964,782        937,296
  5.50%, due 2/1/36 (e)                                 992,294        963,808
  5.50%, due 4/1/36 (e)                               3,999,999      3,885,172
  6.00%, due 4/1/19 (e)                                  13,432         13,583
  6.00%, due 12/1/31 (e)                                 11,935         11,916
  6.00%, due 1/1/32 (e)                                  11,336         11,312
  6.00%, due 11/1/35 (e)                                 99,689         99,307
  6.00%, due 1/1/36 (e)                                  27,203         27,098
  6.00%, due 5/1/36 TBA (f)                           2,300,000      2,289,218
  6.50%, due 8/1/32 (e)                                 131,590        134,184
  6.50%, due 3/1/35 (e)                                 253,191        257,564
  7.00%, due 5/1/26 (e)                                  21,793         22,458
  7.00%, due 6/1/26 (e)                                   3,761          3,876

 210   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.00%, due 7/1/30 (e)                             $    59,439   $     61,218
  7.50%, due 7/1/11 (e)                                   1,638          1,669
  7.50%, due 8/1/11 (e)                                   4,523          4,565
  7.50%, due 10/1/11 (e)                                  7,231          7,456
  7.50%, due 10/1/15 (e)                                130,381        136,361
  8.00%, due 7/1/09 (e)                                   3,249          3,345
  8.00%, due 4/1/10 (e)                                  10,348         10,730
  8.00%, due 10/1/10 (e)                                  6,090          6,315
  8.00%, due 8/1/11 (e)                                   2,530          2,639
  8.00%, due 10/1/11 (e)                                 14,489         15,118
  8.00%, due 11/1/11 (e)                                  3,739          3,901
  8.50%, due 8/1/26 (e)                                   4,161          4,481
  8.50%, due 10/1/26 (e)                                    533            574
  9.00%, due 6/1/26 (e)                                   3,444          3,758
  9.00%, due 7/1/26 (e)                                   6,048          6,571
  9.00%, due 8/1/26 (e)                                   3,675          3,935
  9.00%, due 9/1/26 (e)                                     228            231
                                                                  ------------
                                                                    20,926,783
                                                                  ------------
FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.3%)
  Series R005, Class AB
  5.50%, due 12/15/18 (e)                               983,231        973,251
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.7%)
  5.00%, due 8/15/33 (e)                                 21,810         20,919
  5.00%, due 2/15/36 (e)                                299,246        286,836
  5.50%, due 9/15/35 (e)                                931,115        914,596
  6.00%, due 1/15/33 (e)                                239,798        240,865
  6.00%, due 11/15/33 (e)                               242,307        243,352
  6.50%, due 4/15/29 (e)                                    395            407
  6.50%, due 5/15/29 (e)                                  1,355          1,398
  6.50%, due 8/15/29 (e)                                     96             99
  6.50%, due 10/15/31 (e)                                26,302         27,096
  6.50%, due 5/1/36 TBA (f)                             250,000        257,110
  7.00%, due 7/15/11 (e)                                  3,545          3,607
  7.00%, due 10/15/11 (e)                                82,081         84,091
  7.00%, due 9/15/23 (e)                                  9,028          9,370
  7.00%, due 7/15/25 (e)                                 21,752         22,595
  7.00%, due 12/15/25 (e)                                16,737         17,385
  7.00%, due 5/15/26 (e)                                 11,387         11,833
  7.00%, due 11/15/27 (e)                                31,790         33,043
  7.00%, due 12/15/27 (e)                               153,936        160,005
  7.00%, due 6/15/28 (e)                                  9,317          9,672
  7.50%, due 3/15/26 (e)                                 11,966         12,580

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.50%, due 6/15/26 (e)                            $       641   $        674
  7.50%, due 10/15/30 (e)                                63,746         66,888
  8.00%, due 8/15/26 (e)                                  4,647          4,969
  8.00%, due 9/15/26 (e)                                  1,271          1,359
  8.00%, due 10/15/26 (e)                                31,864         34,075
  8.50%, due 11/15/26 (e)                                27,223         29,295
  9.00%, due 11/15/26 (e)                                 6,118          6,645
                                                                  ------------
                                                                     2,500,764
                                                                  ------------
UNITED STATES TREASURY BONDS (1.0%)
  5.25%, due 2/15/29 (e)                                500,000        496,250
  5.375%, due 2/15/31 (e)(g)                          2,070,000      2,101,050
  6.25%, due 8/15/23 (e)(g)                           1,000,000      1,105,156
                                                                  ------------
                                                                     3,702,456
                                                                  ------------
UNITED STATES TREASURY NOTES (5.6%)
  4.00%, due 6/15/09 (e)                              2,000,000      1,948,750
  4.00%, due 3/15/10 (e)                              2,075,000      2,009,590
  4.00%, due 2/15/14 (e)                              1,090,000      1,018,256
  4.00%, due 2/15/15 (e)                                500,000        463,281
  4.375%, due 8/15/12 (e)                                25,000         24,203
V    4.50%, due 2/15/09 (e)(g)                        7,440,000      7,366,761
  4.50%, due 2/15/16 (e)(g)                           1,880,000      1,798,043
  4.50%, due 2/15/36 (e)                                500,000        449,336
V    4.75%, due 3/31/11 (e)                           5,195,000      5,154,006
                                                                  ------------
                                                                    20,232,226
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $71,814,180)                                                70,594,801
                                                                  ------------

YANKEE BONDS (0.1%) (h)
------------------------------------------------------------------------------
MINING (0.0%)++
Teck Cominco, Ltd.
  5.375%, due 10/1/15                                    25,000         23,803
                                                                  ------------

OIL & GAS (0.1%)
EnCana Corp.
  6.30%, due 11/1/11                                    100,000        103,109
                                                                  ------------

PIPELINES (0.0%)++
Trans-Canada Pipelines
  5.85%, due 3/15/36                                    100,000         94,288
                                                                  ------------

TELECOMMUNICATIONS (0.0%)++
TELUS Corp.
  8.00%, due 6/1/11                                      50,000         54,886
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    211

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
------------------------------------------------------------------------------
TRANSPORTATION (0.0%)++
Canadian National Railway Co.
  7.625%, due 5/15/23                               $    50,000   $     57,630
                                                                  ------------
Total Yankee Bonds
  (Cost $349,471)                                                      333,716
                                                                  ------------
Total Long-Term Bonds
  (Cost $153,477,559)                                              151,038,222
                                                                  ------------

                                                         SHARES
COMMON STOCKS (50.2%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
Boeing Co. (The)                                         27,894      2,327,754
Northrop Grumman Corp.                                    9,804        655,888
Raytheon Co.                                             15,799        699,422
                                                                  ------------
                                                                     3,683,064
                                                                  ------------
AGRICULTURE (1.8%)
Altria Group, Inc.                                       12,259        896,868
Loews Corp.--Carolina Group                              31,488      1,613,445
Reynolds American, Inc.                                  23,984      2,629,846
UST, Inc.                                                35,723      1,569,311
                                                                  ------------
                                                                     6,709,470
                                                                  ------------
AUTO MANUFACTURERS (0.4%)
Ford Motor Co.                                          196,340      1,364,563
                                                                  ------------
BANKS (1.1%)
Bank of America Corp.                                    24,840      1,240,013
Comerica, Inc.                                           10,423        592,756
National City Corp.                                      42,283      1,560,243
TD Banknorth, Inc.                                       16,561        491,696
                                                                  ------------
                                                                     3,884,708
                                                                  ------------
BEVERAGES (0.7%)
Coca-Cola Co. (The)                                      23,200        973,472
PepsiCo, Inc.                                            29,948      1,744,172
                                                                  ------------
                                                                     2,717,644
                                                                  ------------
BUILDING MATERIALS (0.8%)
Masco Corp.                                              33,757      1,076,848
USG Corp. (i)                                            15,674      1,676,648
                                                                  ------------
                                                                     2,753,496
                                                                  ------------
CAPITAL MARKETS (1.2%)
TD Ameritrade Holding Corp. (i)                         238,921      4,434,374
                                                                  ------------
CHEMICALS (0.9%)
E.I. du Pont de Nemours & Co.                             2,821        124,406
Lyondell Chemical Co.                                    77,788      1,874,691
Monsanto Co.                                              9,408        784,627


                                                         SHARES          VALUE
CHEMICALS (CONTINUED)
Sigma-Aldrich Corp.                                       7,637   $    523,975
                                                                  ------------
                                                                     3,307,699
                                                                  ------------
COMMERCIAL SERVICES (0.5%)
Accenture, Ltd. Class A                                  19,552        568,377
McKesson Corp.                                           27,537      1,338,023
                                                                  ------------
                                                                     1,906,400
                                                                  ------------
COMPUTERS (1.2%)
Hewlett-Packard Co.                                      70,742      2,296,993
Imation Corp.                                            10,950        459,900
International Business Machines Corp.                    17,503      1,441,197
                                                                  ------------
                                                                     4,198,090
                                                                  ------------
COSMETICS & PERSONAL CARE (0.5%)
Procter & Gamble Co. (The)                               29,092      1,693,445
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (4.4%)
American Express Co.                                     13,992        752,910
Ameriprise Financial, Inc.                               43,235      2,120,235
BlackRock, Inc. Class A                                  10,632      1,611,173
Charles Schwab Corp. (The)                              136,131      2,436,745
CIT Group, Inc.                                           9,387        506,992
Citigroup, Inc.                                          84,487      4,220,126
Janus Capital Group, Inc.                                64,240      1,250,110
Morgan Stanley                                           11,261        724,082
Raymond James Financial, Inc.                            50,353      1,528,214
SLM Corp.                                                15,315        809,857
                                                                  ------------
                                                                    15,960,444
                                                                  ------------
ELECTRIC (3.9%)
American Electric Power Co., Inc.                        13,241        443,044
CenterPoint Energy, Inc.                                 78,318        941,382
Constellation Energy Group, Inc.                         17,177        943,361
Duke Energy Corp.                                        22,003        640,727
FPL Group, Inc.                                          37,081      1,468,408
Great Plains Energy, Inc.                                92,532      2,614,029
PG&E Corp.                                               26,827      1,068,788
Pinnacle West Capital Corp.                              11,597        465,040
SCANA Corp.                                              24,917        975,251
Southern Co. (The)                                       43,890      1,414,575
TXU Corp.                                                30,564      1,516,891
Westar Energy, Inc.                                      24,378        510,475
Xcel Energy, Inc.                                        68,301      1,286,791
                                                                  ------------
                                                                    14,288,762
                                                                  ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
Emerson Electric Co.                                     11,876      1,008,866
                                                                  ------------

ELECTRONICS (0.2%)
Applera Corp.--Applied Biosystems Group                  21,711        626,145
                                                                  ------------

 212   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION (0.4%)
Fluor Corp.                                              17,348   $  1,611,803
                                                                  ------------
ENTERTAINMENT (1.4%)
V  Regal Entertainment Group Class A                    245,304      5,156,290
                                                                  ------------

FOOD (0.3%)
General Mills, Inc.                                      12,789        631,009
Kraft Foods, Inc. Class A                                17,855        557,790
                                                                  ------------
                                                                     1,188,799
                                                                  ------------
HEALTH CARE-PRODUCTS (0.6%)
Becton, Dickinson & Co.                                  12,722        801,995
Johnson & Johnson                                        16,992        995,901
STERIS Corp.                                             24,038        553,355
                                                                  ------------
                                                                     2,351,251
                                                                  ------------
HEALTH CARE-SERVICES (0.3%)
UnitedHealth Group, Inc.                                 24,492      1,218,232
                                                                  ------------

HOUSEWARES (0.3%)
Newell Rubbermaid, Inc.                                  43,127      1,182,542
                                                                  ------------
INSURANCE (2.5%)
Allstate Corp. (The)                                     19,230      1,086,303
Ambac Financial Group, Inc.                               5,867        483,206
Aon Corp.                                                29,249      1,225,826
Arthur J. Gallagher & Co.                                34,325        941,878
Assurant, Inc.                                           13,741        661,904
Chubb Corp. (The)                                         9,982        514,472
Lincoln National Corp.                                   26,710      1,551,317
MetLife, Inc.                                             9,539        496,982
Prudential Financial, Inc.                                6,468        505,345
St. Paul Travelers Cos., Inc. (The)                      34,246      1,507,851
                                                                  ------------
                                                                     8,975,084
                                                                  ------------
INVESTMENT COMPANIES (4.1%)
V  Allied Capital Corp.                                 204,685      6,357,516
V  American Capital Strategies, Ltd.                    241,767      8,418,327
                                                                  ------------
                                                                    14,775,843
                                                                  ------------
IRON & STEEL (0.3%)
Nucor Corp.                                               8,950        973,939
                                                                  ------------
MACHINERY--DIVERSIFIED (0.1%)
Cummins, Inc.                                             5,105        533,472
                                                                  ------------
MEDIA (1.3%)
CBS Corp. Class B                                       146,980      3,743,581
McGraw-Hill Cos., Inc. (The)                             16,323        908,538
                                                                  ------------
                                                                     4,652,119
                                                                  ------------


                                                         SHARES          VALUE
MINING (2.9%)
Freeport-McMoRan Copper & Gold, Inc. Class B             24,903   $  1,608,236
Phelps Dodge Corp.                                       18,483      1,593,050
V  Southern Copper Corp.                                 74,880      7,416,864
                                                                  ------------
                                                                    10,618,150
                                                                  ------------
MISCELLANEOUS--MANUFACTURING (1.5%)
3M Co.                                                   13,122      1,121,012
Danaher Corp.                                            13,580        870,614
General Electric Co.                                     65,867      2,278,340
Illinois Tool Works, Inc.                                 6,460        663,442
Parker Hannifin Corp.                                     8,458        685,521
                                                                  ------------
                                                                     5,618,929
                                                                  ------------
OFFICE FURNISHINGS (0.3%)
Steelcase, Inc. Class A                                  59,401      1,111,987
                                                                  ------------

OIL & GAS (2.8%)
Devon Energy Corp.                                        9,349        561,968
V  ExxonMobil Corp.                                      94,097      5,935,639
Sunoco, Inc.                                             26,322      2,133,135
Tesoro Corp.                                             21,780      1,522,858
                                                                  ------------
                                                                    10,153,600
                                                                  ------------
PHARMACEUTICALS (2.8%)
AmerisourceBergen Corp.                                  44,823      1,934,112
AstraZeneca PLC, Sponsored ADR (j)                       12,694        699,820
V  Merck & Co., Inc.                                    132,043      4,544,920
Novartis AG, ADR (j)                                     11,253        647,160
Pfizer, Inc.                                             99,988      2,532,696
                                                                  ------------
                                                                    10,358,708
                                                                  ------------
PIPELINES (0.2%)
National Fuel Gas Co.                                    16,982        564,651
                                                                  ------------

RETAIL (2.5%)
Barnes & Noble, Inc.                                     32,183      1,450,810
Circuit City Stores, Inc.                                25,508        733,355
Claire's Stores, Inc.                                    86,732      3,054,701
Darden Restaurants, Inc.                                 16,974        672,170
Home Depot, Inc. (The)                                   36,423      1,454,370
J.C. Penney Co., Inc.                                    11,799        772,363
Wal-Mart Stores, Inc.                                    24,664      1,110,620
                                                                  ------------
                                                                     9,248,389
                                                                  ------------
SAVINGS & LOANS (0.8%)
Capitol Federal Financial                                83,408      2,810,850
                                                                  ------------

SEMICONDUCTORS (0.9%)
Intel Corp.                                              29,722        593,846
National Semiconductor Corp.                             44,821      1,343,734

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    213


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
SEMICONDUCTORS (CONTINUED)
Texas Instruments, Inc.                                  41,130   $  1,427,622
                                                                  ------------
                                                                     3,365,202
                                                                  ------------
SOFTWARE (1.0%)
Automatic Data Processing, Inc.                          17,601        775,852
Microsoft Corp.                                         113,092      2,731,172
                                                                  ------------
                                                                     3,507,024
                                                                  ------------
TELECOMMUNICATIONS (3.4%)
V  AT&T, Inc.                                           188,807      4,948,631
BellSouth Corp.                                          20,550        694,179
Citizens Communications Co.                             293,620      3,899,274
Harris Corp.                                             12,953        603,221
Nokia Oyj, Sponsored ADR (j)                             33,811        766,157
QUALCOMM, Inc.                                           15,757        808,964
Verizon Communications, Inc.                             22,069        728,939
                                                                  ------------
                                                                    12,449,365
                                                                  ------------
TRANSPORTATION (0.6%)
CSX Corp.                                                 5,422        371,353
Norfolk Southern Corp.                                    6,735        363,690
United Parcel Service, Inc. Class B                      15,663      1,269,799
                                                                  ------------
                                                                     2,004,842
                                                                  ------------
Total Common Stocks
  (Cost $161,960,728)                                              182,968,241
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (5.1%)
------------------------------------------------------------------------------
Arden Realty, Inc.                                       10,919        495,067
Crescent Real Estate Equities Co.                       162,669      3,253,380
Duke Realty Corp.                                        39,221      1,388,423
Equity Office Properties Trust                           69,861      2,256,510
Health Care Property Investors, Inc.                     36,069        989,012
Healthcare Realty Trust, Inc.                            57,676      2,184,190
V  iStar Financial, Inc.                                127,147      4,864,644
New Plan Excel Realty Trust                              40,605      1,000,913
Potlatch Corp.                                              610         23,753
Thornburg Mortgage, Inc.                                 71,309      2,061,543
                                                                  ------------
Total Real Estate Investment Trusts
  (Cost $18,073,686)                                                18,517,435
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (4.8%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (0.3%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (k)                            $   109,919   $    109,919
Den Danske Bank
  4.773%, due 5/5/06 (k)                                109,919        109,919
General Electric Capital Corp.
  5.001%, due 6/26/06 (k)                               313,314        313,314
Grampian Funding LLC
  4.785%, due 5/3/06 (k)                                109,919        109,919
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (k)                               109,919        109,919
Liberty Street Funding Co.
  4.87%, due 5/18/06 (k)                                109,919        109,919
                                                                  ------------
Total Commercial Paper
  (Cost $862,909)                                                      862,909
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (k)                 816,555        816,555
                                                                  ------------
Total Investment Company
  (Cost $816,555)                                                      816,555
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $395,785
  (Collateralized by various bonds
  with a Principal Amount of
  $410,407 and a Market Value
  of $407,317) (k)                                  $   395,621        395,621
                                                                  ------------
Total Repurchase Agreement
  (Cost $395,621)                                                      395,621
                                                                  ------------
TIME DEPOSITS (0.6%)
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (k)                                219,838        219,838
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (k)                               219,838        219,838
Bank of America
  4.77%, due 5/26/06 (b)(k)                             329,757        329,758
Bank of Montreal
  4.78%, due 5/8/06 (k)                                 109,919        109,919

 214   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Bank of Nova Scotia
  4.78%, due 5/10/06 (k)                            $   219,838   $    219,838
Barclays
  4.95%, due 6/20/06 (k)                                219,838        219,838
BNP Paribas
  4.80%, due 5/12/06 (k)                                164,879        164,879
Calyon
  4.955%, due 6/19/06 (k)                               109,919        109,919
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (k)                                 164,879        164,879
Fortis Bank
  4.77%, due 5/9/06 (k)                                 109,919        109,919
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (k)                                219,838        219,838
Societe Generale
  4.73%, due 5/9/06 (k)                                 219,838        219,838
                                                                  ------------
Total Time Deposits
  (Cost $2,308,301)                                                  2,308,301
                                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (3.6%)
Federal Home Loan Bank (Discount Note)
  4.63%, due 5/11/06 (e)                              1,500,000      1,498,071
Federal National Mortgage Association
  (Discount Note)
  4.715%, due 5/1/06 (e)                             10,290,000     10,290,000
United States Treasury Bills
  4.435%, due 5/4/06 (e)                                225,000        224,917
  4.56%, due 5/11/06 (e)                              1,000,000        998,734
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $13,011,722)                                                13,011,722
                                                                  ------------
Total Short-Term Investments
  (Cost $17,395,108)                                                17,395,108
                                                                  ------------
Total Investments
  (Cost $350,907,081) (l)                                 101.5%   369,919,006(m)
Liabilities in Excess of
  Cash and Other Assets                                    (1.5)    (5,635,576)
                                                    -----------   ------------
Net Assets                                                100.0%  $364,283,430
                                                    ===========   ============

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at
     April 30, 2006.
(c)  Floating Rate Loan--generally pays interest at rates
     which are periodically re-determined at a margin above
     the London Inter-Bank Offered Rate ("LIBOR") or other
     short-term rates. The rate shown is the rate(s) in
     effect at April 30, 2006. Floating Rate Loans are
     generally considered restrictive in that the Fund is
     ordinarily contractually obligated to receive consent
     from the Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(d)  This security has additional commitments and
     contingencies. Principal Amount and Value include
     unfunded commitment. (See Note 6 on page 280)
(e)  Segregated as collateral for TBAs.
(f)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement. The market value of these
     securities at April 30, 2006 is $3,768,281.
(g)  Represents security, or a portion thereof, which is out on loan.
(h)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(i)  Non-income producing security.
(j)  ADR--American Depositary Receipt.
(k)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(l)  The cost for federal income tax purposes is
     $354,208,457.
(m)  At April 30, 2006 net unrealized appreciation was
     $15,710,549, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $24,796,248 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $9,085,699.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    215

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $350,907,081) including
  $4,278,038 market value of securities loaned  $369,919,006
Cash                                               1,518,802
Receivables:
  Investment securities sold                       3,723,414
  Dividends and interest                           1,711,673
  Fund shares sold                                   122,878
Other assets                                          50,704
                                                -------------
    Total assets                                 377,046,477
                                                -------------
LIABILITIES:
Securities lending collateral                      4,383,386
Payables:
  Investment securities purchased                  7,702,938
  Fund shares redeemed                               182,371
  Transfer agent                                     180,772
  Manager                                            178,518
  NYLIFE Distributors                                 45,704
  Custodian                                           13,141
  Directors                                            2,178
Accrued expenses                                      74,039
                                                -------------
    Total liabilities                             12,763,047
                                                -------------
Net assets                                      $364,283,430
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                       $      6,104
  Class B                                              2,011
  Class C                                                474
  Class I                                             17,195
Additional paid-in capital                       336,996,971
Accumulated undistributed net investment
  income                                           2,057,363
Accumulated net realized gain on investments,
  futures contracts and foreign currency
  transactions                                     6,191,387
Net unrealized appreciation on investments        19,011,925
                                                -------------
Net assets                                      $364,283,430
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 85,962,975
                                                =============
Shares of capital stock outstanding                6,103,526
                                                =============
Net asset value per share outstanding           $      14.08
Maximum sales charge (5.50% of offering price)          0.82
                                                -------------
Maximum offering price per share outstanding    $      14.90
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 28,034,148
                                                =============
Shares of capital stock outstanding                2,011,464
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.94
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  6,602,583
                                                =============
Shares of capital stock outstanding                  473,576
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.94
                                                =============
CLASS I
Net assets applicable to outstanding shares     $243,683,724
                                                =============
Shares of capital stock outstanding               17,195,370
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.17
                                                =============

 216   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $  3,461,638
  Dividends (a)                                    3,274,180
  Income from securities loaned--net                  23,220
                                                ------------
    Total income                                   6,759,038
                                                ------------
EXPENSES:
  Manager                                          1,161,858
  Transfer agent--Classes A, B and C                 163,225
  Transfer agent--Class I                            177,290
  Distribution/Service--Class A                       99,935
  Service--Class B                                    37,494
  Service--Class C                                     7,642
  Distribution--Class B                              112,483
  Distribution--Class C                               22,925
  Custodian                                           60,559
  Professional                                        35,916
  Registration                                        34,175
  Shareholder communication                           19,614
  Directors                                           12,241
  Miscellaneous                                       60,653
                                                ------------
    Total expenses before reimbursement            2,006,010
  Expense reimbursement from Manager                (118,643)
                                                ------------
    Net expenses                                   1,887,367
                                                ------------
Net investment income                              4,871,671
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                           44,902,420
  Futures transactions                            (1,149,539)
  Foreign currency transactions                          337
                                                ------------
Net realized gain on investments and foreign
  currency transactions                           43,753,218
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                          (23,607,645)
  Futures transactions                               380,796
  Translation of other assets and liabilities
    in foreign currency transactions                  (5,061)
                                                ------------
Net change in unrealized appreciation on
  investments and foreign currency
  transactions                                   (23,231,910)
                                                ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                    20,521,308
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 25,392,979
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $3,714.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    217

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  4,871,671   $  5,472,399
 Net realized gain on investments
  and foreign currency transactions    43,753,218     21,009,942
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions       (23,231,910)    (1,739,961)
                                     ---------------------------
 Net increase in net assets
  resulting from operations            25,392,979     24,742,380
                                     ---------------------------
Dividends to shareholders:
 From net investment income:
   Class A                             (1,690,388)      (883,795)
   Class B                               (441,489)      (271,640)
   Class C                                (82,626)       (42,898)
   Class I                             (6,218,144)    (3,506,544)
                                     ---------------------------
    Total dividends to shareholders    (8,432,647)    (4,704,877)
                                     ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             20,249,354     27,147,132
   Class B                              3,417,474     16,869,238
   Class C                              1,438,710      3,844,235
   Class I                             19,638,264     30,813,805

                                             2006           2005
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                           $  1,585,858   $    836,197
   Class B                                414,255        257,606
   Class C                                 64,946         37,036
   Class I                              6,215,693      3,485,389
                                     ---------------------------
                                       53,024,554     83,290,638
 Cost of shares redeemed:
   Class A                            (13,936,532)   (13,295,310)
   Class B                            (12,181,425)    (3,885,353)
   Class C                             (1,204,233)    (1,352,258)
   Class I                            (33,388,812)   (43,142,283)
                                     ---------------------------
                                      (60,711,002)   (61,675,204)
    Increase (decrease) in net
     assets derived from capital
     share transactions                (7,686,448)    21,615,434
                                     ---------------------------
    Net increase in net assets          9,273,884     41,652,937

NET ASSETS:
Beginning of period                   355,009,546    313,356,609
                                     ---------------------------
End of period                        $364,283,430   $355,009,546
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  2,057,363   $  5,618,339
                                     ===========================

 218   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                   www.mainstayfunds.com     219

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                  CLASS A
                                --------------------------------------------
                                                                 JANUARY 2,
                                SIX MONTHS                          2004*
                                  ENDED         YEAR ENDED         THROUGH
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                  2006**           2005             2004
Net asset value at beginning
  of period                      $ 13.42          $ 12.67          $ 12.17
                                ----------      -----------      -----------
Net investment income               0.18(d)          0.18(d)(f)       0.12
Net realized and unrealized
  gain on investments               0.78             0.76             0.38
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            (0.00)(a)         0.00(a)          0.00(a)
                                ----------      -----------      -----------
Total from investment
  operations                        0.96             0.94             0.50
                                ----------      -----------      -----------
Less dividends and
  distributions:
    From net investment income     (0.30)           (0.19)              --
    From net realized gain on
      investments                     --               --               --
                                ----------      -----------      -----------
Total dividends and
  distributions                    (0.30)           (0.19)              --
                                ----------      -----------      -----------
Net asset value at end of
  period                         $ 14.08          $ 13.42          $ 12.67
                                ==========      ===========      ===========
Total investment return (b)         7.24%(c)         7.46%            4.11%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           2.69%(g)+        1.41%(f)         1.40%+
    Net expenses                    1.12%+           1.23%            1.02%+
    Expenses (before
      reimbursement)                1.31%+           1.31%            1.23%+
Portfolio turnover rate               97%(e)          100%(e)           89%
Net assets at end of period
  (in 000's)                     $85,963          $74,169          $55,796

                                                      CLASS C
                                ----------------------------------------------------
                                                                        DECEMBER 30,
                                SIX MONTHS                                 2002*
                                  ENDED             YEAR ENDED            THROUGH
                                APRIL 30,          OCTOBER 31,          OCTOBER 31,
                                  2006**         2005        2004           2003
Net asset value at beginning
  of period                       $13.22        $12.54      $11.86         $10.64
                                ----------      ------      ------      ------------
Net investment income               0.13(d)       0.08(d)(f)   0.11          0.06(d)
Net realized and unrealized
  gain (loss) on investments        0.78          0.75        0.76           1.16
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            (0.00)(a)      0.00(a)     0.00(a)       (0.00)(a)
                                ----------      ------      ------      ------------
Total from investment
  operations                        0.91          0.83        0.87           1.22
                                ----------      ------      ------      ------------
Less dividends and
  distributions:
    From net investment income     (0.19)        (0.15)      (0.19)            --
    From net realized gain on
      investments                     --            --          --             --
                                ----------      ------      ------      ------------
Total dividends and
  distributions                    (0.19)        (0.15)      (0.19)            --
                                ----------      ------      ------      ------------
Net asset value at end of
  period                          $13.94        $13.22      $12.54         $11.86
                                ==========      ======      ======      ============
Total investment return (b)         6.89%(c)      6.68%       7.39%         11.47%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           1.93%(g)+     0.65%(f)    0.65%          0.65%+
    Net expenses                    1.87%+        1.98%       1.77%          1.83%+
    Expenses (before
      reimbursement)                2.06%+        2.06%       1.98%          2.06%+
Portfolio turnover rate               97%(e)       100%(e)      89%           113%
Net assets at end of period
  (in 000's)                      $6,603        $5,976      $3,218         $   46

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Per share data based on average shares outstanding during the period.
(e)  The portfolio turnover rate not including mortgage dollar rolls were 92% and 76%, for the six months ended April 30, 2006 and the year ending October 31, 2006, respectively.
(f)  Net investment income and the ratio of net investment income includes $0.02 per share and
     0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(g)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 220   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                    CLASS B
------------------------------------------------
                                     JANUARY 2,
    SIX MONTHS                          2004*
      ENDED         YEAR ENDED         THROUGH
    APRIL 30,       OCTOBER 31,      OCTOBER 31,
      2006**           2005             2004
     $ 13.21          $ 12.54          $ 12.12
    ----------      -----------      -----------
        0.13(d)          0.08(d)(f)       0.04
        0.79             0.74             0.38
       (0.00)(a)         0.00(a)          0.00(a)
    ----------      -----------      -----------
        0.92             0.82             0.42
    ----------      -----------      -----------
       (0.19)           (0.15)              --
          --               --               --
    ----------      -----------      -----------
       (0.19)           (0.15)              --
    ----------      -----------      -----------
     $ 13.94          $ 13.21          $ 12.54
    ==========      ===========      ===========
        6.98%(c)         6.60%            3.47%(c)
        1.88%(g)+        0.65%(f)         0.65%+
        1.87%+           1.98%            1.77%+
        2.06%+           2.06%            1.98%+
          97%(e)          100%(e)           89%
     $28,034          $34,755          $20,087

                                      CLASS I
------------------------------------------------------------------------------------
    SIX MONTHS
      ENDED
    APRIL 30,                            YEAR ENDED OCTOBER 31,
      2006**          2005          2004          2003          2002          2001
     $  13.53       $  12.74      $  11.99      $  10.81      $  12.11      $  15.21
    ----------      --------      --------      --------      --------      --------
         0.20(d)        0.24(d)(f)     0.22         0.18(d)       0.22          0.37
         0.79           0.74          0.78          1.22         (1.25)        (2.09)
        (0.00)(a)       0.00(a)       0.00(a)      (0.00)(a)     (0.00)(a)     (0.00)(a)
    ----------      --------      --------      --------      --------      --------
         0.99           0.98          1.00          1.40         (1.03)        (1.72)
    ----------      --------      --------      --------      --------      --------
        (0.35)         (0.19)        (0.25)        (0.22)        (0.27)        (0.50)
           --             --            --            --            --         (0.88)
    ----------      --------      --------      --------      --------      --------
        (0.35)         (0.19)        (0.25)        (0.22)        (0.27)        (1.38)
    ----------      --------      --------      --------      --------      --------
     $  14.17       $  13.53      $  12.74      $  11.99      $  10.81      $  12.11
    ==========      ========      ========      ========      ========      ========
         7.42%(c)       7.76%         8.43%        13.17%        (8.78%)      (12.12%)
         2.86%(g)+      1.75%(f)      1.59%         1.65%         1.84%         2.66%
         0.91%+         0.88%         0.83%         0.83%         0.83%         0.83%
         0.92%+         0.96%         1.04%         1.06%         0.94%         0.87%
           97%(e)        100%(e)        89%          113%            4%           15%
     $243,684       $240,110      $234,256      $262,438      $399,199      $452,246

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    221

MAINSTAY CONSERVATIVE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
With sales charges       -0.90%   2.59%    1.46%
Excluding sales charges   4.87    8.57     6.97

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY          CONSERVATIVE                                               LEHMAN BROTHERS
                                  CONSERVATIVE         ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------      ------------        -------------         ---------        ---------------
4/04/05                                9450               10000               10000               10000               10000
                                       9356               10009                9846                9879               10114
4/06/06                               10157               10732               11364               13187               10186

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
With sales charges       -0.43%   2.86%    2.49%
Excluding sales charges   4.57    7.86     6.22

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY          CONSERVATIVE                                               LEHMAN BROTHERS
                                  CONSERVATIVE         ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------      ------------        -------------         ---------        ---------------
4/04/05                               10000               10000               10000               10000               10000
                                       9890               10009                9846                9879               10114
4/06/06                               10267               10732               11364               13187               10186

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
With sales charges        3.47%   6.76%    6.12%
Excluding sales charges   4.47    7.76     6.12

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY          CONSERVATIVE                                               LEHMAN BROTHERS
                                  CONSERVATIVE         ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------      ------------        -------------         ---------        ---------------
4/04/05                               10000               10000               10000               10000               10000
                                       9890               10009                9846                9879               10114
4/06/06                               10657               10732               11364               13187               10186

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2006. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 222   MainStay Conservative Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
                          5.29%   9.09%    7.45%

(PERFORMANCE GRAPH)

                                    MAINSTAY          CONSERVATIVE                                               LEHMAN BROTHERS
                                  CONSERVATIVE         ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------      ------------        -------------         ---------        ---------------
4/04/05                               10000               10000               10000               10000               10000
                                       9900               10009                9846                9879               10114
4/06/06                               10800               10732               11364               13187               10186



                                                                         SIX      ONE      SINCE
BENCHMARK PERFORMANCE                                                   MONTHS   YEAR    INCEPTION
--------------------------------------------------------------------------------------------------

Conservative Allocation Benchmark(1)                                     4.74%    7.23%     6.82%
S&P 500(R) Index(2)                                                      9.64    15.42     12.75
MSCI EAFE(R) Index(3)                                                   22.89    33.49     29.64
Lehman Brothers(R) Aggregate Bond Index(4)                               0.56     0.71      1.74
Average Lipper mixed-asset target allocation conservative fund(5)        4.15     6.51      5.60

1. The Conservative Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (35% weighted) are represented by the S&P 500(R) Index, international stocks (5% weighted) are represented by Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--and U.S. bonds (60% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Conservative Allocation Benchmark is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or a benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     223

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONSERVATIVE ALLOCATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,048.80            $2.64            $1,022.40             $2.61
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,045.95            $6.44            $1,018.65             $6.36
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,044.95            $6.44            $1,018.65             $6.36
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,052.95            $1.27            $1,023.75             $1.25
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.52% for Class A, 1.27% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 224   MainStay Conservative Allocation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.5
Cash and Other Assets Less Liabilities                                            0.5

See Portfolio of Investments on page 228 for specific holdings within these categories.

                                                   www.mainstayfunds.com     225

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY CONSERVATIVE ALLOCATION FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 4.87% for Class A shares, 4.57% for Class B shares, and 4.47% for Class C shares during the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 5.29%. Class A and Class I share classes outperformed--and Class B and Class C shares underperformed--the 4.74% return of the Conservative Allocation Benchmark,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes outperformed the 4.15% return of the average Lipper(2) mixed-asset target allocation conservative fund for the six months ended April 30, 2006.

HOW DID YOU ALLOCATE THE FUND'S PORTFOLIO AMONG THE UNDERLYING FUNDS?

MainStay Conservative Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds. During the reporting period, we substantially increased our allocation to MainStay Large Cap Growth Fund and slightly increased our exposure to MainStay International Equity Fund. We decreased our allocation to MainStay MAP Fund and MainStay Small Cap Opportunity Fund. These changes reflected our slight inclination toward large-cap stocks over small- and mid-cap stocks, not only for higher return potential but also as a hedge against any unexpected weakness in the equity markets. Changes in the mix of Underlying Funds also reflected our ongoing slight tilt toward a growth orientation in light of continuing economic strength in the United States and around the world.

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE REPORTING PERIOD?

The three strongest-performing Underlying Funds in which the Fund invested during the reporting period were MainStay International Equity Fund, MainStay Small Cap Opportunity Fund, and MainStay All Cap Growth Fund.

The weakest-performing Underlying Fund in which the Fund invested was MainStay Indexed Bond Fund. The second-weakest performer was MainStay Intermediate Term Bond Fund, and MainStay Floating Rate Fund was third.

The performance disparity between strong Underlying Funds and weak ones is hardly surprising since the equity markets--and international stocks in particular--outperformed the domestic fixed-income markets during the reporting period. Continued short-term interest-rate increases by the Federal Reserve undoubtedly contributed to the weakness of the fixed-income markets. The best-performing Underlying Bond Fund in which the Fund invested during the reporting period was MainStay High Yield Corporate Bond Fund.


THE DISCLOSURE AND FOOTNOTES ON PAGE 227 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

1. See footnote on page 223 for more information on the Fund's Conservative Allocation Benchmark.
2. See footnote on page 223 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 226   MainStay Conservative Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay Funds as well as the performance of those Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Conservative Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risk than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating-Rate Funds are generally considered to have speculative characteristics. These Underlying Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

                                                   www.mainstayfunds.com     227

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                        SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (99.5%)+
----------------------------------------------------------------------------
EQUITY FUNDS (40.8%)
MainStay All Cap Growth Fund (a)                        97,855   $ 2,499,225
MainStay Common Stock Fund                             532,028     7,357,944
MainStay International Equity Fund                     159,926     2,446,868
MainStay Large Cap Growth Fund (a)                     778,792     4,501,419
MainStay MAP Fund                                       17,642       670,397
MainStay Mid Cap Growth Fund (a)                        50,691       675,204
MainStay S&P 500 Index Fund                             26,606       807,490
MainStay Small Cap Opportunity Fund                     20,959       428,197
                                                                 -----------
                                                                  19,386,744
                                                                 -----------
FIXED INCOME FUNDS (58.7%)
MainStay Floating Rate Fund                            351,407     3,514,070
MainStay High Yield Corporate Bond Fund                563,344     3,537,802
MainStay Indexed Bond Fund (b)                       1,702,026    17,854,254
MainStay Intermediate Term Bond Fund                   314,432     3,005,967
                                                                 -----------
                                                                  27,912,093
                                                                 -----------
Total Affiliated Investment Companies
  (Cost $46,541,983) (c)                                  99.5%   47,298,837(d)
Cash and Other Assets,
  Less Liabilities                                         0.5       225,878
                                                    ----------   -----------
Net Assets                                               100.0%  $47,524,715
                                                    ==========   ===========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing security.
(b)  The Fund's ownership exceeds 5% of the outstanding
     shares of the underlying fund.
(c)  The cost for federal income tax purposes is $46,543,051.
(d)  At April 30, 2006 net unrealized appreciation was
     $755,786 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $1,350,787 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $595,001.

 228   MainStay Conservative Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $46,541,983)         $47,298,837
Cash                                                 275,069
Receivables:
  Fund shares sold                                   247,325
  Dividends and interest                             117,319
  Manager                                              8,135
Other assets                                          43,628
                                                 ------------
    Total assets                                  47,990,313
                                                 ------------
LIABILITIES:
Payables:
  Investment securities purchased                    391,895
  NYLIFE Distributors                                 18,558
  Shareholder communication                           17,773
  Fund shares redeemed                                16,303
  Professional                                        11,336
  Directors                                            7,114
  Transfer agent                                       1,895
  Custodian                                              574
Accrued expenses                                         150
                                                 ------------
    Total liabilities                                465,598
                                                 ------------
Net assets                                       $47,524,715
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                        $     2,987
  Class B                                                995
  Class C                                                529
  Class I                                                  7
Additional paid-in capital                        46,590,393
Accumulated undistributed net investment income       42,593
Accumulated net realized gain on investments         130,357
Net unrealized appreciation on investments           756,854
                                                 ------------
Net assets                                       $47,524,715
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $31,441,509
                                                 ============
Shares of capital stock outstanding                2,987,150
                                                 ============
Net asset value per share outstanding            $     10.53
Maximum sales charge (5.50% of offering price)          0.61
                                                 ------------
Maximum offering price per share outstanding     $     11.14
                                                 ============
CLASS B
Net assets applicable to outstanding shares      $10,456,010
                                                 ============
Shares of capital stock outstanding                  995,334
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.51
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $ 5,558,373
                                                 ============
Shares of capital stock outstanding                  529,155
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.50
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $    68,823
                                                 ============
Shares of capital stock outstanding                    6,516
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.56
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    229

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                          $  597,835
  Interest                                             1,349
                                                  -----------
    Total income                                     599,184
                                                  -----------
EXPENSES:
  Distribution--Class B                               33,217
  Distribution--Class C                               14,545
  Distribution/Service--Class A                       27,869
  Service--Class B                                    11,072
  Service--Class C                                     4,848
  Offering                                            20,271
  Registration                                        13,119
  Professional                                        10,214
  Custodian                                            9,559
  Directors                                            8,287
  Shareholder communication                            7,568
  Transfer agent--Classes A, B and C                   4,660
  Miscellaneous                                       16,779
                                                  -----------
    Total expenses before reimbursement              182,008
  Expense reimbursement from Manager                 (42,619)
                                                  -----------
    Total expenses                                   139,389
                                                  -----------
Net investment income                                459,795
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company transactions          (2,579)
  Capital gain distributions from affiliated
    investment companies                             133,886
                                                  -----------
Net realized gain on investments                     131,307
                                                  -----------
Net change in unrealized depreciation on
  investments                                        836,919
                                                  -----------
Net realized and unrealized gain on investments      968,226
                                                  -----------
Net increase in net assets resulting from
  operations                                      $1,428,021
                                                  ===========

 230   MainStay Conservative Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE PERIOD APRIL 4, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2005

                                              2006          2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                 $   459,795   $   140,553
 Net realized gain on investments          131,307         4,353
 Net change in unrealized
  appreciation (depreciation) on
  investments                              836,919       (80,065)
                                       -------------------------
 Net increase in net assets resulting
  from operations                        1,428,021        64,841
                                       -------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                (391,995)      (42,116)
   Class B                                 (93,189)      (16,565)
   Class C                                 (48,007)       (4,892)
   Class I                                    (524)          (48)
 From net realized gain on investments:
   Class A                                  (2,835)           --
   Class B                                  (1,886)           --
   Class C                                    (580)           --
   Class I                                      (2)           --
                                       -------------------------
 Total dividends and distributions to
  shareholders                            (539,018)      (63,621)
                                       -------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              19,151,640    13,659,478
   Class B                               6,227,696     9,356,234
   Class C                               2,920,877     2,973,430
   Class I                                  57,797        10,086

                                              2006          2005
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                             $   372,789   $    39,643
   Class B                                  91,303        15,826
   Class C                                  41,382         4,207
   Class I                                     526            48
                                       -------------------------
                                        28,864,010    26,058,952
 Cost of shares redeemed:
   Class A                              (1,924,749)     (352,445)
   Class B                              (5,255,740)     (281,606)
   Class C                                (407,658)      (66,198)
   Class I                                      --           (74)
                                       -------------------------
                                        (7,588,147)     (700,323)
    Increase in net assets derived
     from capital share transactions    21,275,863    25,358,629
                                       -------------------------
    Net increase in net assets          22,164,866    25,359,849

NET ASSETS:
Beginning of period                     25,359,849            --
                                       -------------------------
End of period                          $47,524,715   $25,359,849
                                       =========================
Accumulated undistributed net
 investment income at end of period    $    42,593   $   116,513
                                       =========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    231

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      CLASS A                          CLASS B
                                            ---------------------------      ---------------------------
                                                             APRIL 4,                         APRIL 4,
                                            SIX MONTHS         2005*         SIX MONTHS         2005*
                                              ENDED           THROUGH          ENDED           THROUGH
                                            APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                              2006**           2005            2006**           2005
Net asset value at beginning of period       $ 10.21          $ 10.00         $ 10.18          $10.00
                                            ----------      -----------      ----------      -----------
Net investment income (a)                       0.15             0.14            0.12            0.10
Net realized and unrealized gain on
  investments                                   0.34             0.11(b)         0.34            0.10(b)
                                            ----------      -----------      ----------      -----------
Total from investment operations                0.49             0.25            0.46            0.20
                                            ----------      -----------      ----------      -----------
Less dividends and distributions:
  From net investment income                   (0.17)           (0.04)          (0.13)          (0.02)
  From net realized gain on investments        (0.00)(f)           --           (0.00)(f)          --
                                            ----------      -----------      ----------      -----------
Total dividends and distributions              (0.17)           (0.04)          (0.13)          (0.02)
                                            ----------      -----------      ----------      -----------
Net asset value at end of period             $ 10.53          $ 10.21         $ 10.51          $10.18
                                            ==========      ===========      ==========      ===========
Total investment return (c)                     4.87%(d)         2.49%(d)        4.57%(d)        2.02%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       2.83%(g)+        2.43%+          2.30%(g)+       1.68%+
    Net expenses (e)                            0.52%+           0.60%+          1.27%+          1.35%+
    Expenses (before reimbursement) (e)         0.77%+           1.55%+          1.52%+          2.30%+
Portfolio turnover rate                            2%               3%              2%              3%
Net assets at end of period (in 000's)       $31,442          $13,350         $10,456          $9,100

*    Commencement of operations.
**   Unaudited.
+    Annualized
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Less than one cent per share.
(g)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 232   MainStay Conservative Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              CLASS C                          CLASS I
    ---------------------------      ---------------------------
                     APRIL 4,                         APRIL 4,
    SIX MONTHS         2005*         SIX MONTHS         2005*
      ENDED           THROUGH          ENDED           THROUGH
    APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
      2006**           2005            2006**           2005
      $10.18          $10.00           $10.21          $10.00
    ----------      -----------      ----------      -----------
        0.11            0.10             0.19            0.15
        0.34            0.10(b)          0.35            0.11(b)
    ----------      -----------      ----------      -----------
        0.45            0.20             0.54            0.26
    ----------      -----------      ----------      -----------
       (0.13)          (0.02)           (0.19)          (0.05)
       (0.00)(f)          --            (0.00)(f)          --
    ----------      -----------      ----------      -----------
       (0.13)          (0.02)           (0.19)          (0.05)
    ----------      -----------      ----------      -----------
      $10.50          $10.18           $10.56          $10.21
    ==========      ===========      ==========      ===========
        4.47%(d)        2.02%(d)         5.29%(d)        2.57%(d)
        2.17%(g)+       1.68%+           3.64%(g)+       2.78%+
        1.27%+          1.35%+           0.25%+          0.25%+
        1.52%+          2.30%+           0.50%+          1.20%+
           2%              3%               2%              3%
      $5,558          $2,900           $   69          $   10

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    233

MAINSTAY GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        5.43%   13.65%    10.06%
Excluding sales charges  11.57    20.27     16.03

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND           BENCHMARK            S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                          9450                  10000                  10000                  10000
                                                9214                   9853                   9846                   9879
4/30/06                                        11081                  11716                  11364                  13187

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        6.14%   14.35%    11.50%
Excluding sales charges  11.14    19.35     15.20

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND           BENCHMARK            S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9750                   9853                   9846                   9879
4/30/06                                        11237                  11716                  11364                  13187

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges       10.35%   18.45%    15.29%
Excluding sales charges  11.35    19.45     15.29

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND           BENCHMARK            S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9750                   9853                   9846                   9879
4/30/06                                        11647                  11716                  11364                  13187

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2006. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 234   MainStay Growth Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
                         12.25%   21.12%    16.79%

(PERFORMANCE GRAPH)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND           BENCHMARK            S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9750                   9853                   9846                   9879
4/30/06                                        11809                  11716                  11364                  13187



                                        SIX      ONE      SINCE
BENCHMARK PERFORMANCE                  MONTHS   YEAR    INCEPTION
-----------------------------------------------------------------

Growth Allocation Benchmark(1)         12.21%   18.91%    15.93%
S&P 500(R) Index(2)                     9.64    15.42     12.75
MSCI EAFE(R) Index(3)                  22.89    33.49     29.64
Average Lipper multi-cap core fund(4)  11.46    19.16     14.62

1. The Fund's Growth Allocation Benchmark was built using different weightings from two well-known indices that represent two asset classes. U.S. stocks (80% weighted) are represented by the S&P 500(R) Index and international stocks (20% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index. Results for all indices assume that all income and capital gains are reinvested in the index that produced them. The Fund's Growth Allocation Benchmark is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or a benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     235

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH ALLOCATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,116.00            $2.73            $1,022.40             $2.61
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,112.15            $6.65            $1,018.65             $6.36
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,114.15            $6.66            $1,018.65             $6.36
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,122.65            $1.32            $1,023.75             $1.25
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.52% for Class A, 1.27% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 236   MainStay Growth Allocation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  98.9
Cash and Other Assets Less Liabilities                                            1.1

See Portfolio of Investments on page 240 for specific holdings within these categories.

                                                   www.mainstayfunds.com     237

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Growth Allocation Fund returned 11.57% for Class A shares, 11.14% for Class B shares, and 11.35% for Class C shares during the six months ended April 30, 2006. For the same period, the Fund's Class I shares returned 12.25%. Class I shares outperformed--and Class A, Class B, and Class C shares underperformed--the 12.21% return of the Growth Allocation Benchmark,(1) the Fund's broad-based securities-market index, for the six-month period. Class A and Class I share classes outperformed--and Class B and Class C shares underperformed--the 11.46% return of the average Lipper(2) multi-cap core fund for the six months ended April 30, 2006.

HOW DID YOU ALLOCATE THE FUND'S PORTFOLIO AMONG THE UNDERLYING FUNDS?

MainStay Growth Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds. During the reporting period, we substantially increased our allocation to MainStay Large Cap Growth Fund and slightly increased exposure to MainStay International Equity Fund. We decreased our allocation to MainStay MAP Fund and MainStay Small Cap Opportunity Fund. These changes reflected our slight inclination toward large-cap stocks over small-and mid-cap stocks, not only for higher return potential but also as a hedge against any unexpected weakness in the equity markets. Changes in the mix of Underlying Funds also reflected our ongoing slight tilt toward a growth orientation in light of continuing economic strength in the United States and around the world.

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE REPORTING PERIOD?

The strongest-performing Underlying Funds in which the Fund invested during the period were MainStay International Equity Fund, MainStay Small Cap Opportunity Fund, and MainStay All Cap Growth Fund.

The weakest-performing Underlying Fund in which the Fund invested was MainStay Large Cap Growth Fund. The second-weakest was MainStay S&P 500 Index Fund, followed by MainStay Common Stock Fund.


THE DISCLOSURE AND FOOTNOTES ON PAGE 239 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

1. See footnote on page 235 for more information on the Fund's Growth Allocation Benchmark.
2. See footnote on page 235 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 238   MainStay Growth Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay Funds as well as the performance of those Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

Before making an investment in the Fund, you should consider all the risks associated with it.

                                                   www.mainstayfunds.com     239

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                       SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (98.9%)+
---------------------------------------------------------------------------
EQUITY FUNDS (98.9%)
MainStay All Cap Growth Fund (a)                      312,163   $ 7,972,636
MainStay Common Stock Fund                            704,851     9,748,086
MainStay International Equity Fund (a)                753,476    11,528,179
MainStay Large Cap Growth Fund (a)                  2,752,726    15,910,758
MainStay MAP Fund (a)                                 107,680     4,091,823
MainStay Mid Cap Growth Fund (a)                      244,238     3,253,255
MainStay S&P 500 Index Fund (a)                       120,343     3,652,420
MainStay Small Cap Opportunity Fund                    61,691     1,260,345
                                                                -----------
                                                                 57,417,502
                                                                -----------
Total Affiliated Investment Companies
  (Cost $54,084,852) (b)                                 98.9%   57,417,502(c)
Cash and Other Assets,
  Less Liabilities                                        1.1       642,412
                                                    ---------   -----------
Net Assets                                              100.0%  $58,059,914
                                                    =========   ===========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $54,087,395.
(c)  At April 30, 2006 net unrealized appreciation was
     $3,330,107 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $3,332,651 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $2,544.

 240   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $54,084,852)         $57,417,502
Cash                                                 336,396
Receivables:
  Fund shares sold                                   727,854
  Manager                                              5,380
  Dividends and Interest                                 849
Other assets                                          44,313
                                                 ------------
    Total assets                                  58,532,294
                                                 ------------
LIABILITIES:
Payables:
  Investment securities purchased                    336,396
  Fund shares redeemed                                74,852
  NYLIFE Distributors                                 25,334
  Shareholder communication                           17,374
  Professional                                        11,379
  Directors                                            3,731
  Transfer agent                                       1,779
  Custodian                                            1,194
Accrued expenses                                         341
                                                 ------------
    Total liabilities                                472,380
                                                 ------------
Net assets                                       $58,059,914
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                        $     2,866
  Class B                                              1,609
  Class C                                                553
  Class I                                                  2
Additional paid-in capital                        54,619,570
Accumulated distributions in excess of net
  investment income                                 (265,004)
Accumulated undistributed net realized gain on
  investments                                        367,668
Net unrealized appreciation on investments         3,332,650
                                                 ------------
Net assets                                       $58,059,914
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $33,156,894
                                                 ============
Shares of capital stock outstanding                2,865,769
                                                 ============
Net asset value per share outstanding            $     11.57
Maximum sales charge (5.50% of offering price)          0.67
                                                 ------------
Maximum offering price per share outstanding     $     12.24
                                                 ============
CLASS B
Net assets applicable to outstanding shares      $18,516,709
                                                 ============
Shares of capital stock outstanding                1,609,319
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.51
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $ 6,363,538
                                                 ============
Shares of capital stock outstanding                  552,588
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.52
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $    22,773
                                                 ============
Shares of capital stock outstanding                    1,956
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.64
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    241

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends distributions from affiliated
    investment companies                          $  113,036
  Interest                                             3,737
                                                  -----------
    Total income                                     116,773
                                                  -----------
EXPENSES:
  Distribution--Class B                               46,988
  Distribution--Class C                               15,704
  Distribution/Service--Class A                       25,002
  Service--Class B                                    15,663
  Service--Class C                                     5,235
  Offering                                            20,271
  Registration                                        12,865
  Professional                                        10,110
  Shareholder communication                            7,541
  Custodian                                            7,212
  Directors                                            4,825
  Transfer agent--Classes A, B and C                   4,789
  Miscellaneous                                       16,764
                                                  -----------
    Total expenses before reimbursement              192,969
  Expense reimbursement from Manager                 (34,713)
                                                  -----------
    Net expenses                                     158,256
                                                  -----------
Net investment loss                                  (41,483)
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company transactions         (76,778)
  Capital gain distributions from affiliated
    investment companies                             446,903
                                                  -----------
Net realized gain on investments                     370,125
                                                  -----------
Net change in unrealized appreciation on
  investments                                      3,080,119
                                                  -----------
Net realized and unrealized gain on investments    3,450,244
                                                  -----------
Net increase in net assets resulting from
  operations                                      $3,408,761
                                                  ===========

 242   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE PERIOD APRIL 4, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2005

                                              2006          2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                   $   (41,483)  $   (51,251)
 Net realized gain on investments          370,125       140,192
 Net change in unrealized
  appreciation on investments            3,080,119       252,531
                                       -------------------------
 Net increase in net assets resulting
  from operations                        3,408,761       341,472
                                       -------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                                (142,792)           --
   Class B                                 (58,496)           --
   Class C                                 (22,128)           --
   Class I                                    (105)           --
 From net realized gain on
  investments:
   Class A                                 (62,778)           --
   Class B                                 (51,982)           --
   Class C                                 (16,165)           --
   Class I                                     (54)           --
                                       -------------------------
 Total dividends and distributions to
  shareholders                            (354,500)           --
                                       -------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              21,671,637    10,648,023
   Class B                              12,441,323     8,106,966
   Class C                               5,463,406       963,872
   Class I                                  10,675        10,106

                                              2006          2005
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                             $   195,380   $        --
   Class B                                 105,939            --
   Class C                                  30,806            --
   Class I                                     159            --
                                       -------------------------
                                        39,919,325    19,728,967
 Cost of shares redeemed:
   Class A                              (1,091,397)     (157,473)
   Class B                              (3,239,561)      (77,214)
   Class C                                (349,095)      (69,298)
   Class I                                      --           (73)
                                       -------------------------
                                        (4,680,053)     (304,058)
    Increase in net assets derived
     from capital share transactions    35,239,272    19,424,909
                                       -------------------------
    Net increase in net assets          38,293,533    19,766,381

NET ASSETS:
Beginning of period                     19,766,381            --
                                       -------------------------
End of period                          $58,059,914   $19,766,381
                                       =========================
Accumulated distributions in excess
 of net investment income at end of
 period                                $  (265,004)  $        --
                                       =========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    243

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      CLASS A                          CLASS B
                                            ---------------------------      ---------------------------
                                                             APRIL 4,                         APRIL 4,
                                            SIX MONTHS         2005*         SIX MONTHS         2005*
                                              ENDED           THROUGH          ENDED           THROUGH
                                            APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                              2006**           2005            2006**           2005
Net asset value at beginning of period       $ 10.51          $ 10.00         $ 10.47          $10.00
                                            ----------      -----------      ----------      -----------
Net investment income (loss) (a)                0.00(f)         (0.04)          (0.03)          (0.08)
Net realized and unrealized gain on
  investments                                   1.20             0.55(b)         1.19            0.55(b)
                                            ----------      -----------      ----------      -----------
Total from investment operations                1.20             0.51            1.16            0.47
                                            ----------      -----------      ----------      -----------
Less dividends and distributions:
  From net investment income                   (0.09)              --           (0.07)             --
  From net realized gain on investments        (0.05)              --           (0.05)             --
                                            ----------      -----------      ----------      -----------
Total dividends and distributions              (0.14)              --           (0.12)             --
                                            ----------      -----------      ----------      -----------
Net asset value at end of period             $ 11.57          $ 10.51         $ 11.51          $10.47
                                            ==========      ===========      ==========      ===========
Total investment return (c)                    11.57%(d)         5.10%(d)       11.14%(d)        4.70%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                0.03%(g)+       (0.61%)+        (0.51%)(g)+     (1.36%)+
    Net expenses (e)                            0.52%+           0.62%+          1.27%+          1.37%+
    Expenses (before reimbursement) (e)         0.71%+           1.84%+          1.46%+          2.59%+
Portfolio turnover rate                            4%              21%              4%             21%
Net assets at end of period (in 000's)       $33,157          $10,709         $18,517          $8,142

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Less than one cent per share.
(g)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 244   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

               CLASS C                          CLASS I
     ---------------------------      ---------------------------
                      APRIL 4,                         APRIL 4,
     SIX MONTHS         2005*         SIX MONTHS         2005*
       ENDED           THROUGH          ENDED           THROUGH
     APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
       2006**           2005            2006**           2005
       $10.46          $10.00           $10.52          $10.00
     ----------      -----------      ----------      -----------
        (0.03)          (0.08)            0.02           (0.01)
         1.21            0.54(b)          1.25            0.53(b)
     ----------      -----------      ----------      -----------
         1.18            0.46             1.27            0.52
     ----------      -----------      ----------      -----------
        (0.07)             --            (0.10)             --
        (0.05)             --            (0.05)             --
     ----------      -----------      ----------      -----------
        (0.12)             --            (0.15)             --
     ----------      -----------      ----------      -----------
       $11.52          $10.46           $11.64          $10.52
     ==========      ===========      ==========      ===========
        11.35%(d)        4.60%(d)        12.25%(d)        5.20%(d)
        (0.62%)(g)+     (1.36%)+          0.40%(g)+      (0.24%)+
         1.27%+          1.37%+           0.25%+          0.25%+
         1.46%+          2.59%+           0.43%+          1.47%+
            4%             21%               4%             21%
       $6,364          $  904           $   23          $   11

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    245

MAINSTAY MODERATE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        1.15%    6.08%     4.58%
Excluding sales charges   7.03    12.26     10.25

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY            MODERATE                                                 LEHMAN BROTHERS
                                    MODERATE           ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                 9450               10000               10000               10000               10000
                                       9346                9957                9846                9879               10114
4/30/06                               10492               11053               11364               13187               10186

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        1.65%    6.35%    5.71%
Excluding sales charges   6.65    11.35     9.42

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY            MODERATE                                                 LEHMAN BROTHERS
                                    MODERATE           ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                       9890                9957                9846                9879               10114
4/30/06                               10612               11053               11364               13187               10186

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        5.65%   10.35%    9.42%
Excluding sales charges   6.65    11.35     9.42

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY            MODERATE                                                 LEHMAN BROTHERS
                                    MODERATE           ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                       9890                9957                9846                9879               10114
4/30/06                               11012               11053               11364               13187               10186

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2006. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 246   MainStay Moderate Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
                          7.34%   12.55%    10.62%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY            MODERATE                                                 LEHMAN BROTHERS
                                    MODERATE           ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                       9900                9957                9846                9879               10114
4/30/06                               11142               11053               11364               13187               10186



                                         SIX      ONE      SINCE
BENCHMARK PERFORMANCE                   MONTHS   YEAR    INCEPTION
------------------------------------------------------------------

Moderate Allocation Benchmark(1)         7.19%   11.02%     9.80%
S&P 500(R) Index(2)                      9.64    15.42     12.75
MSCI EAFE(R) Index(3)                   22.89    33.49     29.64
Lehman Brothers Aggregate Bond
  Index(4)                               0.56     0.71      1.74
Average Lipper mixed-asset target
  allocation moderate fund(5)            7.30    11.27      9.35

1. The Fund's Moderate Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (50% weighted) are represented by the S&P 500(R) Index, international stocks (10% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East--the MSCI EAFE(R) Index--and U.S. bonds (40% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Moderate Allocation Benchmark is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     247

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE ALLOCATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005 through April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                    ENDING ACCOUNT                         VALUE (BASED
                                                     VALUE (BASED                        ON HYPOTHETICAL
                                    BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                     ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                      VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                          11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,070.50            $2.57            $1,022.50             $2.51
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,066.95            $6.41            $1,018.75             $6.26
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,066.95            $6.41            $1,018.75             $6.26
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,073.50            $1.23            $1,023.80             $1.20
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class A, 1.25% for Class B and Class C, and 0.24% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 248   MainStay Moderate Allocation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.5
Cash and Other Assets Less Liabilities                                            0.5

See Portfolio of Investments on page 252 for specific holdings within these categories.

                                                   www.mainstayfunds.com     249

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY MODERATE ALLOCATION FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 7.03% for Class A shares, 6.65% for Class B shares, and 6.65% for Class C shares during the six months ended April 30, 2006. For the same period, the Fund's Class I shares returned 7.34%. Class I shares outperformed--and Class A, Class B, and Class C shares underperformed--the 7.19% return of the Moderate Allocation Benchmark,(1) the Fund's broad-based securities-market index, for the six-month period. Class I shares outperformed--and Class A, Class B, and Class C shares underperformed--the 7.30% return of the average Lipper(2) mixed-asset target allocation moderate fund for the six months ended April 30, 2006.

HOW DID YOU ALLOCATE THE FUND'S PORTFOLIO AMONG THE UNDERLYING FUNDS?

MainStay Moderate Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds. During the reporting period, we substantially increased our allocation to MainStay Large Cap Growth Fund and slightly increased the exposure to MainStay International Equity Fund. We decreased our allocation to MainStay MAP Fund and MainStay Small Cap Opportunity Fund. These changes reflected our slight inclination toward large-cap stocks over small- and mid-cap stocks, not only for higher return potential but also as a hedge against any unexpected weakness in the equity markets. Changes in the mix of Underlying Funds also reflected our ongoing slight tilt toward a growth orientation in light of continuing economic strength in the United States and around the world.

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE REPORTING PERIOD?

The three strongest-performing Underlying Funds in which the Fund invested during the reporting period were MainStay International Equity Fund, MainStay Small Cap Opportunity Fund, and MainStay All Cap Growth Fund.

The weakest-performing Underlying Fund in which the Fund invested was MainStay Indexed Bond Fund. The second-weakest performer was MainStay Intermediate Term Bond Fund, which was followed by MainStay Floating Rate Fund.

The performance disparity between strong Underlying Funds and weak ones is hardly surprising since the equity markets--and international stocks in particular--outperformed the domestic fixed-income markets during the reporting period. Continued short-term interest-rate increases by the Federal Reserve undoubtedly contributed to the weakness of the fixed-income markets. The best-performing Underlying Bond Fund in which the Fund invested during the reporting period was MainStay High Yield Corporate Bond Fund.


THE DISCLOSURE AND FOOTNOTES ON PAGE 251 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

1. See footnote on page 247 for more information on the Fund's Moderate Allocation Benchmark.
2. See footnote on page 247 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 250   MainStay Moderate Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay Funds as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Moderate Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating-Rate Funds are generally considered to have speculative characteristics. These Underlying Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

                                                   www.mainstayfunds.com     251

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.5%)+
----------------------------------------------------------------------------
EQUITY FUNDS (60.3%)
MainStay All Cap Growth Fund (a)                      339,334   $  8,666,584
MainStay Common Stock Fund (b)                      1,531,070     21,174,699
MainStay International Equity Fund                    746,172     11,416,425
MainStay Large Cap Growth Fund (a)                  2,750,099     15,895,572
MainStay MAP Fund                                      73,292      2,785,102
MainStay Mid Cap Growth Fund (a)                      201,373      2,682,291
MainStay S&P 500 Index Fund                            84,531      2,565,518
MainStay Small Cap Opportunity Fund                    49,896      1,019,366
                                                                ------------
                                                                  66,205,557
                                                                ------------
FIXED INCOME FUNDS (39.2%)
MainStay Floating Rate Fund                           532,444      5,324,440
MainStay High Yield Corporate Bond Fund               843,942      5,299,954
MainStay Indexed Bond Fund (b)                      2,643,599     27,731,352
MainStay Intermediate Term Bond Fund                  487,736      4,662,754
                                                                ------------
                                                                  43,018,500
                                                                ------------
Total Affiliated Investment Companies
  (Cost $105,846,576) (c)                                99.5%   109,224,057(d)
Cash and Other Assets
  Less Liabilities                                        0.5        527,682
                                                    ---------   ------------
Net Assets                                              100.0%  $109,751,739
                                                    =========   ============

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing security.
(b)  The Fund's ownership exceeds 5% of the outstanding
     shares of the underlying fund.
(c)  The cost for federal income tax purposes is
     $105,847,166.
(d)  At April 30, 2006 net unrealized appreciation was
     $3,376,891 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $4,220,775 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $843,884.

 252   MainStay Moderate Allocation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $105,846,576)       $109,224,057
Cash                                                 599,331
Receivables:
  Fund shares sold                                   591,275
  Dividends and interest                             180,346
Other assets                                          63,255
                                                -------------
    Total assets                                 110,658,264
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                    778,170
  Fund shares redeemed                                51,697
  NYLIFE Distributors                                 43,129
  Shareholder communication                           17,866
  Professional                                        10,214
  Directors                                            2,447
  Transfer agent                                       1,881
  Custodian                                            1,121
                                                -------------
    Total liabilities                                906,525
                                                -------------
Net assets                                      $109,751,739
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $      6,515
  Class B                                              2,506
  Class C                                              1,023
  Class I                                                  6
Additional paid-in capital                       105,978,600
Accumulated distributions in excess of net
  investment income                                  (60,919)
Accumulated undistributed net realized gain on
  investments                                        446,527
Net unrealized appreciation on investments         3,377,481
                                                -------------
Net assets                                      $109,751,739
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 71,215,463
                                                =============
Shares of capital stock outstanding                6,514,585
                                                =============
Net asset value per share outstanding           $      10.93
Maximum sales charge (5.50% of offering price)          0.64
                                                -------------
Maximum offering price per share outstanding    $      11.57
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 27,308,090
                                                =============
Shares of capital stock outstanding                2,505,723
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.90
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 11,157,295
                                                =============
Shares of capital stock outstanding                1,023,432
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.90
                                                =============
CLASS I
Net assets applicable to outstanding shares     $     70,891
                                                =============
Shares of capital stock outstanding                    6,476
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.95
                                                =============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    253

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                          $  932,752
  Interest                                             4,926
                                                  -----------
    Total income                                     937,678
                                                  -----------
EXPENSES:
  Distribution--Class B                               79,464
  Distribution--Class C                               25,475
  Distribution/Service--Class A                       57,576
  Service--Class B                                    26,488
  Service--Class C                                     8,492
  Offering                                            20,271
  Registration                                        17,298
  Professional                                        10,796
  Custodian                                            9,488
  Shareholder communication                            7,833
  Transfer agent--Classes A, B and C                   4,665
  Directors                                            4,378
  Miscellaneous                                       16,863
                                                  -----------
    Total expenses                                   289,087
                                                  -----------
Net investment income                                648,591
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company transactions         (75,993)
  Capital gain distributions from affiliated
    investment companies                             523,279
                                                  -----------
Net realized gain from affiliated investment
  companies                                          447,286
                                                  -----------
Net change in unrealized appreciation on
  investments                                      3,217,631
                                                  -----------
Net realized and unrealized gain on investments    3,664,917
                                                  -----------
Net increase in net assets resulting from
  operations                                      $4,313,508
                                                  ===========

 254   MainStay Moderate Allocation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE PERIOD APRIL 4, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2005

                                              2006          2005
INCREASE IN NET ASSETS:

Operations:
 Net investment income                $    648,591   $   143,616
 Net realized gain on investments          447,286        15,537
 Net change in unrealized
  appreciation on investments            3,217,631       159,850
                                      --------------------------
 Net increase in net assets
  resulting from operations              4,313,508       319,003
                                      --------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                (619,072)      (48,100)
   Class B                                (163,106)       (8,842)
   Class C                                 (52,071)       (1,110)
   Class I                                    (375)          (31)
 From net realized gain on investments:
   Class A                                  (8,494)           --
   Class B                                  (6,669)           --
   Class C                                  (1,130)           --
   Class I                                      (3)           --
                                      --------------------------
 Total dividends and distributions
  to shareholders                         (850,920)      (58,083)
                                      --------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              46,602,300    25,154,433
   Class B                              17,527,906    20,068,287
   Class C                               8,424,565     3,008,034
   Class I                                  59,321        10,087

                                              2006          2005
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions
   Class A                            $    583,171   $    42,995
   Class B                                 163,724         8,663
   Class C                                  45,807           855
   Class I                                     378            31
                                      --------------------------
                                        73,407,172    48,293,385
 Cost of shares redeemed:
   Class A                              (2,076,989)   (1,271,773)
   Class B                             (11,212,938)     (500,588)
   Class C                                (551,185)      (58,074)
   Class I                                    (705)          (74)
                                      --------------------------
                                       (13,841,817)   (1,830,509)
   Increase in net assets derived
    from capital share transactions     59,565,355    46,462,876
                                      --------------------------
   Net increase in net assets           63,027,943    46,723,796

NET ASSETS:
Beginning of period                     46,723,796            --
                                      --------------------------
End of period                         $109,751,739   $46,723,796
                                      ==========================
Accumulated (distributions in excess
 of) undistributed net investment
 income at end of period              $    (60,919)  $   125,114
                                      ==========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    255

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      CLASS A                          CLASS B
                                            ---------------------------      ---------------------------
                                                             APRIL 4,                         APRIL 4,
                                            SIX MONTHS         2005*         SIX MONTHS         2005*
                                              ENDED           THROUGH          ENDED           THROUGH
                                            APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                              2006**           2005            2006**           2005
Net asset value at beginning of period       $ 10.35          $ 10.00         $ 10.32          $ 10.00
                                            ----------      -----------      ----------      -----------
Net investment income (a)                       0.10             0.09            0.08             0.04
Net realized and unrealized gain on
  investments                                   0.62             0.28(b)         0.60             0.29(b)
                                            ----------      -----------      ----------      -----------
Total from investment operations                0.72             0.37            0.68             0.33
                                            ----------      -----------      ----------      -----------
Less dividends and distributions:
  From net investment income                   (0.14)           (0.02)          (0.10)           (0.01)
  From net realized gain on investments        (0.00)(f)           --           (0.00)(f)           --
                                            ----------      -----------      ----------      -----------
Total dividends and distributions              (0.14)           (0.02)          (0.10)           (0.01)
                                            ----------      -----------      ----------      -----------
Net asset value at end of period             $ 10.93          $ 10.35         $ 10.90          $ 10.32
                                            ==========      ===========      ==========      ===========
Total investment return (c)                     7.03%(d)         3.73%(d)        6.65%(d)         3.26%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       1.95%(g)+        1.42%+          1.47%(g)+        0.67%+
    Net expenses (e)                            0.50%+           0.55%+          1.25%+           1.30%+
    Expenses (before reimbursement) (e)         0.50%+           0.97%+          1.25%+           1.72%+
Portfolio turnover rate                            3%               2%              3%               2%
Net assets at end of period (in 000's)       $71,215          $24,080         $27,308          $19,676

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchase and redemptions of
     Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to a sales charge.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Less than on cent per share.
(g)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 256   MainStay Moderate Allocation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

               CLASS C                          CLASS I
     ---------------------------      ---------------------------
                      APRIL 4,                         APRIL 4,
     SIX MONTHS         2005*         SIX MONTHS         2005*
       ENDED           THROUGH          ENDED           THROUGH
     APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
       2006**           2005            2006**           2005
      $ 10.32          $10.00           $10.35          $10.00
     ----------      -----------      ----------      -----------
         0.07            0.04             0.12            0.10
         0.61            0.29(b)          0.63            0.28(b)
     ----------      -----------      ----------      -----------
         0.68            0.33             0.75            0.38
     ----------      -----------      ----------      -----------
        (0.10)          (0.01)           (0.15)          (0.03)
        (0.00)(f)          --            (0.00)(f)          --
     ----------      -----------      ----------      -----------
        (0.10)          (0.01)           (0.15)          (0.03)
     ----------      -----------      ----------      -----------
      $ 10.90          $10.32           $10.95          $10.35
     ==========      ===========      ==========      ===========
         6.65%(d)        3.26%(d)         7.34%(d)        3.80%(d)
         1.25%(g)+       0.67%+           2.14%(g)+       1.72%+
         1.25%+          1.30%+           0.24%+          0.25%+
         1.25%+          1.72%+           0.24%+          0.67%+
            3%              2%               3%              2%
      $11,157          $2,958           $   71          $   10

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    257

MAINSTAY MODERATE GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        3.46%   10.20%     7.65%
Excluding sales charges   9.48    16.62     13.49

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                        MODERATE
                                    MODERATE             GROWTH                                                  LEHMAN BROTHERS
                                     GROWTH            ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                 9450               10000               10000               10000               10000
                                       9280                9905                9846                9879               10114
4/30/06                               10822               11381               11364               13187               10186

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        3.95%   10.61%     8.87%
Excluding sales charges   8.95    15.61     12.57

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                        MODERATE
                                    MODERATE             GROWTH                                                  LEHMAN BROTHERS
                                     GROWTH            ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                       9820                9905                9846                9879               10114
4/30/06                               10953               11381               11364               13187               10186

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        7.95%   14.61%    12.57%
Excluding sales charges   8.95    15.61     12.57

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                        MODERATE
                                    MODERATE             GROWTH                                                  LEHMAN BROTHERS
                                     GROWTH            ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                       9820                9905                9846                9879               10114
4/30/06                               11353               11381               11364               13187               10186

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2006. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 258   MainStay Moderate Growth Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
                          9.88%   17.15%    13.97%

(PERFORMANCE GRAPH)

                                                        MODERATE
                                    MODERATE             GROWTH                                                  LEHMAN BROTHERS
                                     GROWTH            ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                       9820                9905                9846                9879               10114
4/30/06                               11504               11381               11364               13187               10186



                                                                         SIX      ONE      SINCE
BENCHMARK PERFORMANCE                                                   MONTHS   YEAR    INCEPTION
--------------------------------------------------------------------------------------------------

Moderate Growth Allocation Benchmark(1)                                  9.68%   14.91%    12.84%
S&P 500(R) Index(2)                                                      9.64    15.42     12.75
MSCI EAFE(R) Index(3)                                                   22.89    33.49     29.64
Lehman Brothers(R) Aggregate Bond Index(4)                               0.56     0.71      1.74
Average Lipper mixed-asset target allocation growth fund(5)              8.34    13.18     10.83

1. The Fund's Moderate Growth Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (65% weighted) are represented by the S&P 500(R) Index, international stocks (15% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--and U.S. bonds (20% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Moderate Growth Allocation Benchmark is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     259

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE GROWTH ALLOCATION
FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                    ENDING ACCOUNT                         VALUE (BASED
                                                     VALUE (BASED                        ON HYPOTHETICAL
                                    BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                     ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                      VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                          11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,095.20            $2.49            $1,022.60             $2.41
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,090.15            $6.37            $1,018.85             $6.16
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,090.15            $6.37            $1,018.85             $6.16
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,099.00            $1.14            $1,023.90             $1.10
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.48% for Class A, 1.23% for Class B and Class C, and 0.22% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 260   MainStay Moderate Growth Allocation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.4
Cash and Other Assets Less Liabilities                                            0.6

See Portfolio of Investments on page 264 for specific holdings within these categories.

                                                   www.mainstayfunds.com     261

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY MODERATE GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 9.48% for Class A shares, 8.95% for Class B shares, and 8.95% for Class C shares during the six months ended April 30, 2006. For the same period, the Fund's Class I shares returned 9.88%. Class I share classes outperformed--and Class A, Class B, and Class C shares underperformed--the 9.68% return of Moderate Growth Allocation Benchmark,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes outperformed the 8.34% return of the average Lipper(2) mixed-asset target allocation growth fund for the six months ended April 30, 2006.

HOW DID YOU ALLOCATE THE FUND'S PORTFOLIO AMONG THE UNDERLYING FUNDS?

MainStay Moderate Growth Allocation Fund invests in other Mainstay Funds, which are referred to as Underlying Funds. During the reporting period, we substantially increased our allocation to MainStay Large Cap Growth Fund and slightly increased exposure to MainStay International Equity Fund. We decreased our allocation to MainStay MAP Fund and MainStay Small Cap Opportunity Fund. These changes reflected our slight inclination toward large-cap stocks over small- and mid-cap stocks, not only for higher return potential but also as a hedge against any unexpected weakness in the equity markets. Changes in the mix of Underlying Funds also reflected our ongoing slight tilt toward a growth orientation in light of continuing economic strength in the United States and around the world.

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE REPORTING PERIOD?

The three strongest-performing Underlying Funds in which the Fund invested during the reporting period were MainStay International Equity Fund, MainStay Small Cap Opportunity Fund, and MainStay All Cap Growth Fund.

The weakest-performing Underlying Fund in which the Fund invested was MainStay Indexed Bond Fund. The second-weakest performer was MainStay Intermediate Term Bond Fund, which was followed by MainStay Floating Rate Fund.

The performance disparity between strong Underlying Funds and weak ones is hardly surprising since the equity markets--and international stocks in particular--outperformed the domestic fixed-income markets during the reporting period. Continued short-term interest-rate increases by the Federal Reserve undoubtedly contributed to the weakness of the fixed-income markets. The best-performing Underlying Bond Fund in which the Fund invested during the reporting period was MainStay High Yield Corporate Bond Fund.


THE DISCLOSURE AND FOOTNOTES ON PAGE 263 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

1. See footnote on page 259 for more information on the Fund's Moderate Growth Allocation Benchmark.
2. See footnote on page 259 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 262   MainStay Moderate Growth Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay Funds as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Moderate Growth Allocation Fund is a "fund-of-funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization stocks.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating-Rate Funds are generally considered to have speculative characteristics. These Underlying Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

                                                   www.mainstayfunds.com     263

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.4%)+
----------------------------------------------------------------------------
EQUITY FUNDS (79.5%)
MainStay All Cap Growth Fund (a)                      498,828   $ 12,740,064
MainStay Common Stock Fund (b)                      1,726,731     23,880,685
MainStay International Equity Fund                  1,134,465     17,357,309
MainStay Large Cap Growth Fund (a)(b)               4,146,060     23,964,229
MainStay MAP Fund                                     137,968      5,242,779
MainStay Mid Cap Growth Fund (a)                      334,966      4,461,745
MainStay S&P 500 Index Fund                           111,496      3,383,915
MainStay Small Cap Opportunity Fund                   104,032      2,125,373
                                                                ------------
                                                                  93,156,099
                                                                ------------
FIXED INCOME FUNDS (19.9%)
MainStay Floating Rate Fund                           571,938      5,719,384
MainStay High Yield Corporate Bond Fund               916,246      5,754,026
MainStay Indexed Bond Fund                            951,598      9,982,264
MainStay Intermediate Term Bond Fund                  190,216      1,818,468
                                                                ------------
                                                                  23,274,142
                                                                ------------
Total Affiliated Investment Companies
  (Cost $111,212,048) (c)                                99.4%   116,430,241(d)
Cash and Other Assets
  Less Liabilities                                        0.6        714,376
                                                    ---------   ------------
Net Assets                                              100.0%  $117,144,617
                                                    =========   ============

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing security.
(b)  The Fund's ownership exceeds 5% of the outstanding
     shares of the underlying fund.
(c)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(d)  At April 30, 2006 net unrealized appreciation was
     $5,218,193 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $5,504,779 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $286,586.

 264   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $111,212,048)       $116,430,241
Cash                                                 663,976
Receivables:
  Fund shares sold                                   790,364
  Dividends and interest                             109,415
Other assets                                          53,545
                                                -------------
    Total assets                                 118,047,541
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                    771,240
  Fund shares redeemed                                53,489
  NYLIFE Distributors                                 48,026
  Shareholder communication                           16,112
  Professional                                        10,391
  Transfer agent                                       1,882
  Directors                                              893
  Custodian                                              655
Accrued expenses                                         236
                                                -------------
    Total liabilities                                902,924
                                                -------------
Net assets                                      $117,144,617
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $      6,354
  Class B                                              2,981
  Class C                                              1,081
  Class I                                                  1
Additional paid-in capital                       112,030,278
Accumulated distributions in excess of net
  investment income                                 (704,032)
Accumulated undistributed net realized gain on
  investments                                        589,761
Net unrealized appreciation on investments         5,218,193
                                                -------------
Net assets                                      $117,144,617
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 71,584,420
                                                =============
Shares of capital stock outstanding                6,354,118
                                                =============
Net asset value per share outstanding           $      11.27
Maximum sales charge (5.50% of offering price)          0.66
                                                -------------
Maximum offering price per share outstanding    $      11.93
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 33,431,064
                                                =============
Shares of capital stock outstanding                2,981,267
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.21
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 12,117,629
                                                =============
Shares of capital stock outstanding                1,080,540
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.21
                                                =============
CLASS I
Net assets applicable to outstanding shares     $     11,504
                                                =============
Shares of capital stock outstanding                    1,017
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.31
                                                =============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    265

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                          $  638,874
  Interest                                             5,766
                                                  -----------
    Total income                                     644,640
                                                  -----------
EXPENSES:
  Distribution--Class B                               85,708
  Distribution--Class C                               26,535
  Distribution/Service--Class A                       56,131
  Service--Class B                                    28,569
  Service--Class C                                     8,845
  Offering                                            20,271
  Registration                                        15,055
  Professional                                        10,629
  Custodian                                            9,221
  Shareholder communication                            6,292
  Transfer agent--Classes A, B and C                   4,667
  Directors                                            2,779
  Miscellaneous                                       17,124
                                                  -----------
    Total expenses                                   291,826
                                                  -----------
Net investment income                                352,814
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company transactions         (99,788)
  Capital gain distributions from affiliated
    investment companies                             689,442
                                                  -----------
Net realized gain from affiliated company
  transactions                                       589,654
                                                  -----------
Net change in unrealized appreciation on
  investments                                      4,799,174
                                                  -----------
Net realized and unrealized gain on investments    5,388,828
                                                  -----------
Net increase in net assets resulting from
  operations                                      $5,741,642
                                                  ===========

 266   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE PERIOD APRIL 4, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2005

                                              2006          2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $    352,814   $    17,194
 Net realized gain on investments          589,654        17,637
 Net change in unrealized
  appreciation on investments            4,799,174       419,019
                                      --------------------------
 Net increase in net assets
  resulting from operations              5,741,642       453,850
                                      --------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                (757,611)           --
   Class B                                (263,571)           --
   Class C                                 (92,254)           --
   Class I                                    (185)           --
 From net realized gain on investments:
   Class A                                  (9,235)           --
   Class B                                  (6,850)           --
   Class C                                  (1,442)           --
   Class I                                      (3)           --
                                      --------------------------
 Total dividends and distributions
  to shareholders                       (1,131,151)           --
                                      --------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              48,341,420    22,822,836
   Class B                              23,167,621    17,556,999
   Class C                               8,896,571     3,379,583
   Class I                                      20        10,087

                                              2006          2005
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                            $    699,107   $        --
   Class B                                 262,319            --
   Class C                                  81,832            --
   Class I                                     188            --
                                      --------------------------
                                        81,449,078    43,769,505
 Cost of shares redeemed:
   Class A                              (2,774,362)     (498,588)
   Class B                              (8,961,067)     (240,874)
   Class C                                (607,062)      (56,281)
   Class I                                      --           (73)
                                      --------------------------
                                       (12,342,491)     (795,816)
    Increase in net assets derived
     from capital share transactions    69,106,587    42,973,689
                                      --------------------------
    Net increase in net assets          73,717,078    43,427,539

NET ASSETS:
Beginning of period                     43,427,539            --
                                      --------------------------
End of period                         $117,144,617   $43,427,539
                                      ==========================
Accumulated (distribution in excess
 of) undistributed net investment
 income at end of period              $   (704,032)  $    56,775
                                      ==========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    267

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       CLASS A                            CLASS B
                                            -----------------------------      -----------------------------
                                                              APRIL 4,                           APRIL 4,
                                            SIX MONTHS          2005*          SIX MONTHS          2005*
                                              ENDED            THROUGH           ENDED            THROUGH
                                            APRIL 30,        OCTOBER 31,       APRIL 30,        OCTOBER 31,
                                              2006**            2005             2006**            2005
Net asset value at beginning of period       $ 10.46           $ 10.00          $ 10.42           $ 10.00
                                            ----------      -------------      ----------      -------------
Net investment income (a)                       0.06              0.03             0.04             (0.01)
Net realized and unrealized gain on
  investments                                   0.92              0.43(b)          0.88              0.43(b)
                                            ----------      -------------      ----------      -------------
Total from investment operations                0.98              0.46             0.92              0.42
                                            ----------      -------------      ----------      -------------
Less dividends and distributions:
  From net investment income                   (0.17)               --            (0.13)               --
  From net realized gain on investments        (0.00)(f)            --            (0.00)(f)            --
                                            ----------      -------------      ----------      -------------
Total dividends and distributions              (0.17)               --            (0.13)               --
                                            ----------      -------------      ----------      -------------
Net asset value at end of period             $ 11.27           $ 10.46          $ 11.21           $ 10.42
                                            ==========      =============      ==========      =============
Total investment return (c)                     9.48%(d)          4.60%(d)         8.95%(d)          4.20%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.16%(g)+         0.48%+           0.65%(g)+        (0.27%)+
  Net expenses (e)                              0.48%+            0.56%+           1.23%+            1.31%+
  Expenses (before reimbursement) (e)           0.48%+            1.05%+           1.23%+            1.80%+
Portfolio turnover rate                            4%                2%               4%                2%
Net assets at end of period (in 000's)       $71,584           $22,617          $33,431           $17,453

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average outstanding shares during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Less than one cent per share.
(g)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 268   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                CLASS C                            CLASS I
     -----------------------------      -----------------------------
                       APRIL 4,                           APRIL 4,
     SIX MONTHS          2005*          SIX MONTHS          2005*
       ENDED            THROUGH           ENDED            THROUGH
     APRIL 30,        OCTOBER 31,       APRIL 30,        OCTOBER 31,
       2006**            2005             2006**            2005
      $ 10.42           $10.00            $10.47           $10.00
     ----------      -------------      ----------      -------------
         0.03            (0.01)             0.09             0.04
         0.89             0.43(b)           0.93             0.43(b)
     ----------      -------------      ----------      -------------
         0.92             0.42              1.02             0.47
     ----------      -------------      ----------      -------------
        (0.13)              --             (0.18)              --
        (0.00)(f)           --             (0.00)(f)           --
     ----------      -------------      ----------      -------------
        (0.13)              --             (0.18)              --
     ----------      -------------      ----------      -------------
      $ 11.21           $10.42            $11.31           $10.47
     ==========      =============      ==========      =============
         8.95%(d)         4.20%(d)          9.88%(d)         4.70%(d)
         0.50%(g)+       (0.27%)+           1.59%(g)+        0.79%+
         1.23%+           1.31%+            0.22%+           0.25%+
         1.23%+           1.80%+            0.22%+           0.74%+
            4%               2%                4%               2%
      $12,118           $3,347            $   12           $   10

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    269

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. Eclipse Funds (the "Trust"), a Massachusetts business trust, was established on July 30, 1986. The Company and the Trust (collectively the "Funds") are registered as open-end management investment companies under the Investment Company Act of 1940, as amended, ("Investment Company Act") and 18 separate investment portfolios (collectively, referred to as the "Funds" and individually, referred to as a "Fund") are offered. These notes relate only to the Funds listed below.

The Funds commenced operations on the dates indicated below:

COMMENCEMENT
OF OPERATIONS       FUNDS (THE COMPANY)
January 2, 1991     All Cap Growth, All Cap Value, S&P 500
                    Index, Cash Reserves, Indexed Bond,
                    Intermediate Term Bond, Short Term
                    Bond and Income Manager (formerly
                    known as Asset Manager) Funds
----------------------------------------------------------
May 3, 2004         Floating Rate Fund
----------------------------------------------------------
April 4, 2005       Conservative Allocation, Growth
                    Allocation, Moderate Allocation and
                    Moderate Growth Allocation Funds
----------------------------------------------------------

COMMENCEMENT
OF OPERATIONS       FUNDS (THE TRUST)
January 12, 1987    Small Cap Opportunity Fund
----------------------------------------------------------
May 1, 1989         Balanced Fund
----------------------------------------------------------
December 27, 1994   Mid Cap Opportunity Fund
----------------------------------------------------------

Each Fund offers one or more of the following seven classes of shares as indicated: Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. The Cash Reserves Fund also offers another class of shares, the Sweep Shares Class.

FUNDS                          CLASSES OFFERED
Balanced Fund                  Class A, Class B, Class C,
                               Class I, Class R1, Class R2
                               and Class R3 shares
-----------------------------------------------------------
All Cap Growth, All Cap        Class A, Class B, Class C
  Value, Small Cap             and Class I shares
  Opportunity, Floating
  Rate, Intermediate Term
  Bond, Income Manager,
  Conservative Allocation,
  Growth Allocation,
  Moderate Allocation, and
  Moderate Growth Allocation
  Funds
-----------------------------------------------------------
Mid Cap Opportunity Fund       Class A, Class B, Class C,
                               Class I and Class R3 shares
-----------------------------------------------------------
S&P 500 Index, Indexed Bond    Class A and Class I shares
  and Short Term Bond Funds
-----------------------------------------------------------
Cash Reserves Fund             Class I and Sweep Shares
                               Class shares
-----------------------------------------------------------

Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares (four years for Floating Rate) and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. The Class I, Class R1, Class R2 and Class R3 shares and the Sweep Shares Class are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. Distribution of Class A, Class B, Class C, Class R1 and Class R2 shares each commenced on January 2, 2004, except with respect to the Class L shares of Mid Cap Opportunity Fund, Small Cap Opportunity Fund, Income Manager and Balanced Fund, the L Class shares of which commenced operations on December 30, 2002 and were redesignated as the Class C shares on January 1, 2004. Distribution of Class R3 shares commenced on April 28, 2006. Each Fund's No-Load Class shares were redesignated as the Class I shares on January 1, 2004. Each Fund's (except the Floating Rate, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds, which were not in existence) Service Class shares ceased operations on January 9, 2004.

Each class of shares has similar voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution and/or service fee rates. Class A, Class B, Class C, Class R2 and Class R3 shares and the Sweep Shares Class each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Class R1, R2 and R3 shares and the Sweep Shares Class each bear service fee payments under shareholder service plans.

The investment objective for each of the Funds is as follows:

The ALL CAP GROWTH FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

The ALL CAP VALUE FUND seeks maximum long-term total return from a combination of capital growth and income.

The MID CAP OPPORTUNITY FUND seeks high total return.

The S&P 500 INDEX FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

 270   MainStay Funds

The SMALL CAP OPPORTUNITY FUND seeks high total return.

The CASH RESERVES FUND seeks a high level of current income while preserving capital and maintaining liquidity.

The FLOATING RATE FUND seeks to provide high current income.

The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the BIG Index.

The INTERMEDIATE TERM BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The SHORT TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The INCOME MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

The BALANCED FUND seeks high total return.

The CONSERVATIVE ALLOCATION FUND seeks current income and, secondarily, long-term growth of capital.

The GROWTH ALLOCATION FUND seeks long-term growth of capital.

The MODERATE ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The MODERATE GROWTH ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds (collectively the "Asset Allocation Funds") operate as "fund-of funds". The Asset Allocation Funds may invest in other Funds of the Company and/or Trust as well as funds of the MainStay Funds Trust, a Massachusetts business trust for which NYLIM also serves as manager ("underlying funds").

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

The Funds also invest in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal proceedings across borders. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Investments in underlying funds are valued at their net asset value at the close of business each day. Loans are valued at the average of bid quotations obtained from a pricing service. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities of Cash Reserves Fund are valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Directors/Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Balanced Fund held securities with a value of $4,075 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Funds principally trade, and the time at which the Funds' NAVs

                                                   www.mainstayfunds.com     271
are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Funds, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Fund within the allowable time limits. By so doing, the Funds will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Reserves and Floating Rate Funds, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Indexed Bond, Intermediate Term Bond and Short Term Bond Funds, income dividends are declared and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Balanced, Income Manager, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds, income dividends are declared and paid quarterly and capital gain distributions, if any, are declared and paid annually. Each of the other Funds intends to declare and pay, as dividends, substantially all of its net investment income at least once a year, as distributions, and net realized capital gains no more than once a year. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Dividends and distributions received by the Asset Allocation Funds from the underlying funds are recorded on the ex-dividend date. Discounts and premiums on securities, other than short-term securities, purchased for the Funds are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses with respect to the Funds are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the Shareholder Services Plans and the Distribution Plans) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown on each Fund's Statement of Operations.

In addition, each Asset Allocation Fund bears a pro rata share of the fees and expenses of the underlying funds in which they invest. Because the underlying funds have varied expense and fee levels and the Asset Allocation Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Fund will vary.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted, and unrealized appreciation and depreciation is recorded, to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are

 272   MainStay Funds
cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian. When writing a covered call option, the Funds, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Funds may purchase call and put options on its portfolio securities. A Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. A Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 7 on page 280.)

(H) LOAN COMMITMENTS. The Floating Rate Fund makes loans and loan assignments ("loans"), which are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR). The loans made by the Fund are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to sale.

The Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These commitments are disclosed in the accompanying Portfolio of Investments. (See Note 6 on page 280.)

(I) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Funds may enter into foreign currency forward contracts which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. A Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 7 on page 280.)

(J) FUTURES CONTRACTS. Certain Funds may enter into futures contracts which are agreements to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index, foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the

                                                   www.mainstayfunds.com     273
broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks. Futures contracts are used for hedging purposes or to seek to enhance returns. (See Note 5 on page 279.)

(K) REPURCHASE AGREEMENTS. When a Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income a Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Funds receive compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Funds. (See Note 7 on page 280.)

(O) RESTRICTED SECURITIES. Under certain conditions the Funds may purchase restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations

 274   MainStay Funds
and expense and prompt sale at an acceptable price may be difficult. (See Note 7 on page 280.)

(P) REDEMPTION FEE. The Floating Rate Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of the Fund's shares made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs to the Fund associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts, redemptions effected through the Systematic Withdrawal/ Exchange Plan or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and also as part of additional paid-in capital on the Statement of Assets and Liabilities. The redemption fees paid to the Floating Rate Fund for the six months ended April 30, 2006 totaled $53,394.

(Q) OFFERING COSTS. Costs incurred by a Fund in connection with the commencement of the Funds' operations are being amortized on a straight line basis over twelve months.

(R) INDEMNIFICATIONS. In the normal course of business the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the All Cap Growth, All Cap Value, Intermediate Term Bond and Short Term Bond Funds pursuant to a Sub-Advisory Agreement with the Manager.

Each Fund is contractually obligated to pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

All Cap Growth Fund                                    .85%
-----------------------------------------------------------
All Cap Value Fund                                     .85%
-----------------------------------------------------------
Mid Cap Opportunity Fund                               .90%
-----------------------------------------------------------
S&P 500 Index Fund(1)                                  .25%
-----------------------------------------------------------
Small Cap Opportunity Fund                            1.00%
-----------------------------------------------------------
Cash Reserves Fund(2)                                  .45%
-----------------------------------------------------------
Floating Rate Fund                                     .60%
-----------------------------------------------------------
Indexed Bond Fund(3)                                   .35%
-----------------------------------------------------------
Intermediate Term Bond Fund                            .60%
-----------------------------------------------------------
Short Term Bond Fund                                   .60%
-----------------------------------------------------------
Balanced Fund(4)                                       .75%
-----------------------------------------------------------
Income Manager Fund                                    .65%
-----------------------------------------------------------
Conservative Allocation Fund                           .00%
-----------------------------------------------------------
Growth Allocation Fund                                 .00%
-----------------------------------------------------------
Moderate Allocation Fund                               .00%
-----------------------------------------------------------
Moderate Growth Allocation Fund                        .00%
-----------------------------------------------------------

1. .25% on assets to $1 billion; .225% on next $2 billion; .20% on remainder of assets.
2. .45% on assets to $500 million; .40% on remainder of assets.
3. .35% on assets to $1 billion; .30% on remainder of assets.
4. The Manager has established a contractual waiver of 0.02% on assets in excess of $1 billion. (See Note 13--Subsequent Events for additional information)

Pursuant to the terms of the Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of the Company's Funds as follows:

All Cap Growth Fund                                    .25%
-----------------------------------------------------------
All Cap Value Fund                                     .25%
-----------------------------------------------------------
Intermediate Term Bond Fund                            .20%
-----------------------------------------------------------
Short Term Bond Fund                                   .15%
-----------------------------------------------------------

The Manager entered into a written expense limitation agreement to waive a portion of a Fund's management fee or reimburse a Fund so that the following Funds' Class I total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio securities) on an annualized basis do not exceed the indicated percentages for its Class I shares. An equivalent reduction will apply to Class A, Class B, Class C, Class R1, Class R2 and Class R3 shares as well as Sweep Class shares

                                                   www.mainstayfunds.com     275
for the Cash Reserves Fund. These expense limitations may be modified or terminated only with the approval of the Board of Directors/Trustees.

All Cap Growth Fund                                    .93%
-----------------------------------------------------------
All Cap Value Fund                                     .94%
-----------------------------------------------------------
Mid Cap Opportunity Fund                              1.04%
-----------------------------------------------------------
S&P 500 Index Fund                                     .30%
-----------------------------------------------------------
Small Cap Opportunity Fund                            1.19%
-----------------------------------------------------------
Cash Reserves Fund                                     .50%
-----------------------------------------------------------
Floating Rate Fund                                     .90%
-----------------------------------------------------------
Indexed Bond Fund                                      .43%
-----------------------------------------------------------
Intermediate Term Bond Fund                            .70%
-----------------------------------------------------------
Short Term Bond Fund                                   .60%
-----------------------------------------------------------
Balanced Fund                                          .94%
-----------------------------------------------------------
Income Manager Fund                                    .90%*
-----------------------------------------------------------

* Effective January 2, 2006. Prior to January 2, 2006 the percentage was .94%.

The Manager, until October 31, 2006, has also entered into a written expense limitation agreement to reimburse a Fund so that the total ordinary operating expenses for the following Funds (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio securities) on an annualized basis do not exceed the indicated percentages for its Class I shares. An equivalent reduction will apply to Class A, Class B and Class C shares:

Conservative Allocation Fund                           .25%
-----------------------------------------------------------
Growth Allocation Fund                                 .25%
-----------------------------------------------------------
Moderate Allocation Fund                               .25%
-----------------------------------------------------------
Moderate Growth Allocation Fund                        .25%
-----------------------------------------------------------

(See Note 13--Subsequent Events for additional information)

These expense limitations may be modified or terminated only with the approval of the Board of Directors/Trustees.

For the six months ended April 30, 2006, the Manager reimbursed the Funds pursuant to contractual expense limitations described above are as follows:

All Cap Growth Fund                                  $21,719
------------------------------------------------------------
All Cap Value Fund                                    56,577
------------------------------------------------------------
Mid Cap Opportunity Fund                              70,368
------------------------------------------------------------
Cash Reserves Fund                                    57,453
------------------------------------------------------------
Indexed Bond Fund                                     45,071
------------------------------------------------------------
Intermediate Term Bond Fund                           43,548
------------------------------------------------------------
Short Term Bond Fund                                  73,567
------------------------------------------------------------
Balanced Fund                                         17,532
------------------------------------------------------------
Conservative Allocation Fund                          42,619
------------------------------------------------------------
Growth Allocation Fund                                34,713
------------------------------------------------------------

It was not necessary for the Manager to reimburse the S&P 500 Index, Small Cap Opportunity, Floating Rate, Income Manager, Moderate Allocation, or the Moderate Growth Allocation Funds for expenses for the six months ended April 30, 2006.

The Manager has also entered into a written expense limitation, under which it agreed to reimburse the transfer agent expense of Class A, B and C shares of the following Funds so that total ordinary operating expenses of each Fund's Class A shares (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio securities) do not exceed the annualized percentages noted below. The Manager will apply an equivalent reimbursement, in an equal amount of basis points, to each Fund's Class B and C shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors/Trustees.

Mid Cap Opportunity Fund                              1.35%
-----------------------------------------------------------
Small Cap Opportunity Fund                            1.70%
-----------------------------------------------------------
Intermediate Term Bond Fund                           1.10%
-----------------------------------------------------------
Short Term Bond Fund                                   .90%
-----------------------------------------------------------
Income Manager Fund                                    .99%*
-----------------------------------------------------------

* Effective January 2, 2006.

For the six months ended April 30, 2006 NYLIM reimbursed the Funds' as follows pursuant to these expense limitations:

Mid Cap Opportunity Fund                            $ 56,263
------------------------------------------------------------
Intermediate Term Bond Fund                           10,991
------------------------------------------------------------
Short Term Bond Fund                                  11,480
------------------------------------------------------------
Income Manager Fund                                  118,643
------------------------------------------------------------

It was not necessary for the Manager to reimburse the Small Cap Opportunity Fund for transfer agent expenses for the six months ended April 30, 2006.

 276   MainStay Funds

Under all of the expense limitations described above, the Manager may recoup the amount of any management fee waivers or expense reimbursements from a Fund (except for the Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund and Moderate Growth Allocation Fund) (See Note 13--Subsequent Events for additional information) if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

As of April 30, 2006 the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager and the related expiration dates are as follows:

                                  OCTOBER 31,
                                  2008       2009      TOTAL
All Cap Growth Fund           $ 27,750   $ 21,719   $ 49,469
------------------------------------------------------------
All Cap Value Fund              34,914     56,557     91,471
------------------------------------------------------------
Mid Cap Opportunity Fund       156,672    126,631    283,303
------------------------------------------------------------
Cash Reserves Fund             164,717     57,453    222,170
------------------------------------------------------------
Indexed Bond Fund               89,759     45,071    134,830
------------------------------------------------------------
Intermediate Term Bond Fund     64,905     54,539    119,444
------------------------------------------------------------
Short Term Bond Fund            83,648     85,047    168,695
------------------------------------------------------------
Income Manager Fund              1,664    118,643    120,307
------------------------------------------------------------

During the period ended April 30, 2006 the Manager recouped $13,575 from the S&P 500 Index Fund.

At April 30, 2006, the S&P 500 Index, Small Cap Opportunity, Floating Rate, and Balanced Funds had no amounts available for recoupment.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Funds' distributor and principal underwriter to the Funds. The Company and the Trust, on behalf of the Funds, each has a Distribution Agreement with the Distributor. The Funds, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares and the Sweep Shares Class shares of the Cash Reserves Fund have adopted distribution and service plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the Investment Company Act. The Plans provide that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

Pursuant to the Class A Plan and Class R2 Plan, the Distributor receives a monthly fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, respectively, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, each applicable Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, for distribution activities as designated by the Distributor, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, respectively. The Class B and Class C Plans provide that the Class B and Class C shares of the Funds also incur a monthly fee, which is an expense of the Class B and Class C shares of the Funds for service activities as designated by the Distributor, at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Funds, respectively. Pursuant to the Class R3 Plan, the Distributor receives a monthly fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Sweep Shares Class Plan for the Cash Reserves Fund, the Distributor, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life, or any other broker-dealer or other financial institution, is entitled to receive a monthly fee, which is an expense of the Sweep Shares Class Plan of the Cash Reserves Fund for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Cash Reserves Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares and the Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares and the Sweep Shares Class shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, R2 and R3 shares and at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class shares of the Cash Reserves Fund.

(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $833,391 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $59,920, $265,403 and $144,576, respectively, for the six months ended April 30, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is

                                                   www.mainstayfunds.com     277
responsible. Transfer agent expenses incurred by the Funds for the six months ended April 30, 2006, were as follows:

All Cap Growth Fund                                 $ 88,616
------------------------------------------------------------
All Cap Value Fund                                   120,487
------------------------------------------------------------
Mid Cap Opportunity Fund                             161,074
------------------------------------------------------------
S&P 500 Index Fund                                   248,904
------------------------------------------------------------
Small Cap Opportunity Fund                           393,751
------------------------------------------------------------
Cash Reserves Fund                                    18,940
------------------------------------------------------------
Floating Rate Fund                                   245,487
------------------------------------------------------------
Indexed Bond Fund                                     42,789
------------------------------------------------------------
Intermediate Term Bond Fund                           30,269
------------------------------------------------------------
Short Term Bond Fund                                  23,004
------------------------------------------------------------
Balanced Fund                                        760,265
------------------------------------------------------------
Income Manager Fund                                  340,515
------------------------------------------------------------
Conservative Allocation Fund                           4,660
------------------------------------------------------------
Growth Allocation Fund                                 4,789
------------------------------------------------------------
Moderate Allocation Fund                               4,665
------------------------------------------------------------
Moderate Growth Allocation Fund                        4,667
------------------------------------------------------------

(E) INDEPENDENT DIRECTORS AND TRUSTEES FEES. Effective January 1, 2006, non-interested Directors and Trustees are paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The Chairman of the Board of Directors/Trustees receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and the Trust. Prior to January 1, 2006, non-interested Directors and Trustees were paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Chairman and the Audit Committee Chair each received an additional annual retainer of $10,000. The retainers were paid in the aggregate for the Company and the Trust.

(F) CAPITAL. At April 30, 2006 affiliates and employees of New York Life owned a significant number of shares of the Funds with the following values and percentages of net assets as follows:

All Cap Growth Fund                 $  261,135,288       70.2%
-------------------------------------------------------------
All Cap Value Fund                      91,104,824       62.6
-------------------------------------------------------------
Mid Cap Opportunity Fund                 2,492,404        1.7
-------------------------------------------------------------
S&P 500 Index Fund                   1,425,004,473       85.9
-------------------------------------------------------------
Small Cap Opportunity Fund             165,330,016       12.6
-------------------------------------------------------------
Cash Reserves Fund                     172,090,369       31.9
-------------------------------------------------------------
Floating Rate Fund                      24,845,395        2.9
-------------------------------------------------------------
Indexed Bond Fund                      253,412,449       72.2
-------------------------------------------------------------
Intermediate Term Bond Fund             97,083,291       71.4
-------------------------------------------------------------
Short Term Bond Fund                    75,141,000       84.3
-------------------------------------------------------------
Balanced Fund                          373,663,781       29.3
-------------------------------------------------------------
Income Manager Fund                    225,978,769       62.0
-------------------------------------------------------------
Conservative Allocation Fund                10,799        0.2
-------------------------------------------------------------
Growth Allocation Fund                      11,808        0.2
-------------------------------------------------------------
Moderate Allocation Fund                    11,142        0.1
-------------------------------------------------------------
Moderate Growth Allocation Fund             11,503        0.1
-------------------------------------------------------------

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

(G) OTHER. Pursuant to a Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds are payable directly by the Funds. For six months ended April 30, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were as follows:

All Cap Growth Fund                               $ 8,598
---------------------------------------------------------
All Cap Value Fund                                  3,898
---------------------------------------------------------
Mid Cap Opportunity Fund                            3,041
---------------------------------------------------------
S&P 500 Index Fund                                 43,178
---------------------------------------------------------
Small Cap Opportunity Fund                         15,769
---------------------------------------------------------
Cash Reserves Fund                                 14,073
---------------------------------------------------------
Floating Rate Fund                                 19,434
---------------------------------------------------------
Indexed Bond Fund                                   8,728
---------------------------------------------------------
Intermediate Term Bond Fund                         3,744
---------------------------------------------------------
Short Term Bond Fund                                2,501
---------------------------------------------------------
Balanced Fund                                      28,945
---------------------------------------------------------
Income Manager Fund                                 9,769
---------------------------------------------------------
Conservative Allocation Fund                          579
---------------------------------------------------------
Growth Allocation Fund                                459
---------------------------------------------------------
Moderate Allocation Fund                            1,081
---------------------------------------------------------
Moderate Growth Allocation Fund                       995
---------------------------------------------------------

NOTE 4--FEDERAL INCOME TAXES:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to

 278   MainStay Funds
offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                CAPITAL LOSS
                                    AVAILABLE         AMOUNT
                                     THROUGH         (000'S)
All Cap Growth Fund                      2009     $13,987
                                         2010      17,488
                                         2011       2,904
                                         2012       8,299
------------------------------------------------------------
                                                  $42,678
------------------------------------------------------------
All Cap Value Fund                       2010     $   897
                                         2011       6,872
------------------------------------------------------------
                                                  $ 7,769
------------------------------------------------------------
S&P 500 Index Fund                       2010     $26,182
                                         2013       5,335
------------------------------------------------------------
                                                  $31,517
------------------------------------------------------------
Cash Reserves Fund                       2012     $     3
                                         2013           1
------------------------------------------------------------
                                                  $     4
------------------------------------------------------------
Floating Rate Fund                       2012     $   229
                                         2013       3,166
------------------------------------------------------------
                                                  $ 3,395
------------------------------------------------------------
Indexed Bond Fund                        2007     $ 1,410
                                         2008       1,793
                                         2009         105
------------------------------------------------------------
                                                  $ 3,308
------------------------------------------------------------
Intermediate Term Bond Fund              2007     $ 4,032
                                         2008       3,661
                                         2010         898
------------------------------------------------------------
                                                  $ 8,591
------------------------------------------------------------
Short Term Bond Fund                     2006     $    63
                                         2007         572
                                         2008         758
                                         2009         159
                                         2010          35
                                         2011          --(a)
                                         2012         296
                                         2013       1,183
------------------------------------------------------------
                                                  $ 3,066
------------------------------------------------------------
Income Manager Fund                      2011     $34,183
------------------------------------------------------------

(a) Less than one thousand.

The All Cap Growth, All Cap Value, Indexed Bond, Intermediate Term Bond and Income Manager Funds utilized $10,156,504, $10,989,463, $210,127, $894,519 and
$19,969,747, respectively, of capital loss carryforwards during the year ended October 31, 2005. In addition, the Short Term Bond Fund had $192,144 of capital loss carryforwards that expired.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended October 31, 2005 represents tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Funds for which the tax components of the distributions are shown below.

                                          2005
                            ---------------------------------
                                TAX-BASED           TAX-BASED
                            DISTRIBUTIONS       DISTRIBUTIONS
                                     FROM                FROM
                                 ORDINARY           LONG-TERM
                                   INCOME               GAINS
Mid Cap Opportunity         $     232,682       $   1,159,326
-------------------------------------------------------------
Small Cap Opportunity
  Fund                         17,781,133          22,870,569
-------------------------------------------------------------
Cash Reserves Fund             10,727,700                  --
-------------------------------------------------------------
Balanced Fund                   9,280,146           9,086,982
-------------------------------------------------------------

NOTE 5--FINANCIAL INSTRUMENTS:

The S&P 500 Index Fund's, Indexed Bond Fund's and Income Manager Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

The S&P 500 Index Fund invests in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Income Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints.

                                                   www.mainstayfunds.com     279

NOTE 6--COMMITMENTS AND CONTINGENCIES:

At April 30, 2006 the following funds had unfunded loan commitments pursuant to the following loan agreements:

FLOATING RATE FUND                                                    UNFUNDED
BORROWER                                                            COMMITMENT
Hanley Wood LLC, due 8/1/12                                        $   423,841
------------------------------------------------------------------------------
Hertz Corp. (The), due 8/15/07                                         455,778
------------------------------------------------------------------------------

INCOME MANAGER FUND                                                   UNFUNDED
BORROWER                                                            COMMITMENT
Hanley Wood LLC, due 8/1/12                                        $    53,338
------------------------------------------------------------------------------
Hertz Corp. (The), due 8/15/07                                          65,111
------------------------------------------------------------------------------

Each of these commitments are available until the maturity date of the security.

NOTE 7--FUND SECURITIES LOANED, FOREIGN CURRENCY, FOREIGN CURRENCY FORWARD CONTRACTS, WRITTEN OPTIONS AND RESTRICTED SECURITIES:

As of April 30, 2006, the following Funds had securities on loan and received collateral as follows:

                                 MARKET VALUE
                                OF SECURITIES
                                      ON LOAN     COLLATERAL
All Cap Growth Fund             $ 20,939,568    $ 21,383,548
------------------------------------------------------------
All Cap Value Fund                12,387,485      12,915,946
------------------------------------------------------------
Mid Cap Opportunity Fund          21,949,532      22,722,493
------------------------------------------------------------
S&P 500 Index Fund                86,530,398      89,651,235
------------------------------------------------------------
Small Cap Opportunity Fund       238,934,670     248,306,738
------------------------------------------------------------
Indexed Bond Fund                 54,355,098      55,590,169
------------------------------------------------------------
Intermediate Term Bond Fund        7,557,752       7,745,845
------------------------------------------------------------
Short Term Bond Fund               7,153,254       7,302,883
------------------------------------------------------------
Balanced Fund                     69,506,626      72,312,623
------------------------------------------------------------
Income Manager Fund                4,278,038       4,383,386
------------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the lending procedures of the Funds. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

As of April 30, 2006, the Intermediate Term Bond Fund held the following currencies:

      CURRENCY               COST   VALUE
Euro                   E 193 $233   $244
-----------------------------------------

As of April 30, 2006, the Intermediate Term Bond Fund had the following open foreign currency forward contracts:

                         CONTRACT    CONTRACT
INTERMEDIATE TERM          AMOUNT      AMOUNT        UNREALIZED
BOND FUND                    SOLD   PURCHASED      DEPRECIATION
Foreign Currency Sale Contracts
---------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 7/6/06         E 8,700   $  10,722   $          (297)
---------------------------------------------------------------
Net unrealized
  depreciation on
  foreign currency
  forward contracts                             $          (297)
---------------------------------------------------------------

During the six months ended April 30, 2006, the All Cap Value Fund had the following transactions in Written Options:

                                                    NUMBER OF
                                                    CONTRACTS    PREMIUM
Options outstanding at October 31, 2005                    --   $     --
------------------------------------------------------------------------
Options--written                                         (122)   (37,744)
------------------------------------------------------------------------
Options--Canceled in Closing Transactions                 122     37,744
------------------------------------------------------------------------
Options outstanding at April 30, 2006                      --   $     --
------------------------------------------------------------------------

As of April 30, 2006, the Balanced Fund held restricted securities as follows:

                                                                          PRINCIPAL
                                                      DATE(S) OF            AMOUNT/                    4/30/06      PERCENTAGE OF
                  SECURITY                           ACQUISITION             SHARES    COST              VALUE         NET ASSETS
MMH Holdings, Inc. Common Stock                    3/5/99-6/4/02                 20    $202             $1,060             0.0%(a)
---------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc. Common Stock            4/21/04                130       1                  1             0.0 (a)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       $203             $1,061             0.0%(a)
---------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

 280   MainStay Funds

NOTE 8--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of each Fund of the Company and Trust. Custodial fees are charged to each Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by each Fund.

NOTE 9--LINE OF CREDIT:

The Funds, and certain affiliated funds, with the exception of the Cash Reserves Fund, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2006.

                                                   www.mainstayfunds.com     281

NOTE 10--PURCHASE AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchase and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                 ALL CAP GROWTH FUND   ALL CAP VALUE FUND    MID CAP OPPORTUNITY FUND     S&P 500 INDEX FUND
                 -------------------   -------------------   -------------------------   --------------------
                 PURCHASES    SALES    PURCHASES    SALES     PURCHASES       SALES      PURCHASES    SALES
U.S. Government   $    --    $    --    $    --    $    --     $    --       $    --      $    --    $     --
-------------------------------------------------------------------------------------------------------------
All Others         76,858     67,935     32,569     39,674      66,629        51,562       42,135     120,587
-------------------------------------------------------------------------------------------------------------
Total             $76,858    $67,935    $32,569    $39,674     $66,629       $51,562      $42,135    $120,587
-------------------------------------------------------------------------------------------------------------


                 SHORT TERM BOND FUND       BALANCED FUND       INCOME MANAGER FUND    CONSERVATIVE ALLOCATION FUND
                 ---------------------   --------------------   --------------------   -----------------------------
                 PURCHASES     SALES     PURCHASES    SALES     PURCHASES    SALES        PURCHASES         SALES
U.S. Government   $47,191     $51,909    $      5    $  3,172   $ 79,819    $ 78,462       $    --           $ --
--------------------------------------------------------------------------------------------------------------------
All Others             89       1,571     388,565     239,807    247,314     245,301        21,349            783
--------------------------------------------------------------------------------------------------------------------
Total             $47,280     $53,480    $388,570    $242,979   $327,133    $323,763       $21,349           $783
--------------------------------------------------------------------------------------------------------------------

NOTE 11--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares were as follows:

                                                                                 ALL CAP GROWTH FUND
                                                    -----------------------------------------------------------------------------
                                                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                                                    -------   -------   -------   -------   -------   -------   -------   -------
                                                              SIX MONTHS ENDED                           YEAR ENDED
                                                               APRIL 30, 2006*                        OCTOBER 31, 2005
Shares sold                                           651       213       134      1,440      411       301        89      1,811
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
 distributions                                         --        --        --         --       --        --        --         --
---------------------------------------------------------------------------------------------------------------------------------
                                                      651       213       134      1,440      411       301        89      1,811
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                       (75)     (175)      (22)    (1,478)    (449)      (50)      (12)    (2,494)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                               576        38       112        (38)     (38)      251        77       (683)
---------------------------------------------------------------------------------------------------------------------------------

                                                                     MID CAP OPPORTUNITY FUND
                                 ------------------------------------------------------------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS I      CLASS R3+       CLASS A   CLASS B   CLASS C   CLASS I
                                 -------   -------   -------   -------   ----------------   -------   -------   -------   -------
                                                                         APRIL 28, 2006**
                                           SIX MONTHS ENDED                  THROUGH                     YEAR ENDED
                                            APRIL 30, 2006*              APRIL 30, 2006*              OCTOBER 31, 2005
Shares sold                        887       173       353       176           360           1,468      820       732       405
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
 of dividends and distributions     82        53        42        49            --              10       10         7        22
---------------------------------------------------------------------------------------------------------------------------------
                                   969       226       395       225           360           1,478      830       739       427
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                   (334)     (413)      (66)     (134)           --            (139)    (100)      (66)     (324)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            635      (187)      329        91           360           1,339      730       673       103
---------------------------------------------------------------------------------------------------------------------------------

*   Unaudited.
**  Commencement of Operations.
+   Class R3 commenced operations on April 28, 2006.
(a) Less than one thousand shares.
(b) On February 11, 2005 and pursuant to shareholder approval, the assets and liabilities of the MainStay Strategic Value Fund were acquired by the MainStay Balanced Fund.

 282   MainStay Funds

    SMALL CAP OPPORTUNITY FUND    FLOATING RATE FUND     INDEXED BOND FUND     INTERMEDIATE TERM BOND FUND
    ---------------------------   -------------------   --------------------   ----------------------------
      PURCHASES        SALES      PURCHASES    SALES    PURCHASES    SALES       PURCHASES        SALES
     $       --      $     --     $     --    $    --   $190,643    $156,663      $ 94,871       $ 87,066
-----------------------------------------------------------------------------------------------------------
      1,069,334       502,445      278,523     26,588     15,175       7,322        18,935         13,880
-----------------------------------------------------------------------------------------------------------
     $1,069,334      $502,445     $278,523    $26,588   $205,818    $163,985      $113,806       $100,946
-----------------------------------------------------------------------------------------------------------


    GROWTH ALLOCATION FUND   MODERATE ALLOCATION FUND   MODERATE GROWTH ALLOCATION FUND
    ----------------------   ------------------------   --------------------------------
     PURCHASES     SALES      PURCHASES       SALES        PURCHASES           SALES
      $    --      $   --      $    --       $   --         $    --           $   --
----------------------------------------------------------------------------------------
       35,748       1,548       60,021        1,894          69,302            2,669
----------------------------------------------------------------------------------------
      $35,748      $1,548      $60,021       $1,894         $69,302           $2,669
----------------------------------------------------------------------------------------

                                 ALL CAP VALUE FUND
    -----------------------------------------------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------
              SIX MONTHS ENDED                           YEAR ENDED
               APRIL 30, 2006*                        OCTOBER 31, 2005
      366        90        38        598      383       344        72      1,310
---------------------------------------------------------------------------------
        3        --        --         82        6         1        --         97
---------------------------------------------------------------------------------
      369        90        38        680      389       345        72      1,407
---------------------------------------------------------------------------------
     (124)     (205)      (33)    (1,547)    (186)      (73)      (20)    (2,094)
---------------------------------------------------------------------------------
      245      (115)        5       (867)     203       272        52       (687)
---------------------------------------------------------------------------------

             S&P 500 INDEX FUND                                      SMALL CAP OPPORTUNITY FUND
    -------------------------------------   -----------------------------------------------------------------------------
    CLASS A   CLASS I   CLASS A   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
    SIX MONTHS ENDED       YEAR ENDED                 SIX MONTHS ENDED                           YEAR ENDED
     APRIL 30, 2006*    OCTOBER 31, 2005               APRIL 30, 2006*                        OCTOBER 31, 2005
     1,553     5,371     4,823    16,052    16,329       766     4,024    17,515     9,644     1,764     2,342     8,155
-------------------------------------------------------------------------------------------------------------------------
       117       689       124       588       854       250       159     1,659       206       164        49     1,634
-------------------------------------------------------------------------------------------------------------------------
     1,670     6,060     4,947    16,640    17,183     1,016     4,183    19,174     9,850     1,928     2,391     9,789
-------------------------------------------------------------------------------------------------------------------------
    (2,194)   (6,162)   (4,578)   (9,684)   (2,678)   (1,066)     (220)   (3,636)   (1,245)     (211)     (173)   (4,157)
-------------------------------------------------------------------------------------------------------------------------
      (524)     (102)      369     6,956    14,505       (50)    3,963    15,538     8,605     1,717     2,218     5,632
-------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com     283

                                                                         CASH RESERVES FUND
                                                              ----------------------------------------
                                                                          SWEEP                SWEEP
                                                                         SHARES                SHARES
                                                              CLASS I     CLASS    CLASS I     CLASS
                                                              -------    -------   -------    --------
                                                               SIX MONTHS ENDED        YEAR ENDED
                                                               APRIL 30, 2006*      OCTOBER 31, 2005
Shares sold                                                    317,376   107,403    625,554    283,633
------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and distributions     4,518     4,902      5,646      5,082
------------------------------------------------------------------------------------------------------
                                                               321,894   112,305    631,200    288,715
------------------------------------------------------------------------------------------------------
Shares redeemed                                               (312,346)  (84,959)  (645,555)  (278,490)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          9,548    27,346    (14,355)    10,225
------------------------------------------------------------------------------------------------------

                                                                             INTERMEDIATE TERM BOND FUND
                                                    -----------------------------------------------------------------------------
                                                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                                                    -------   -------   -------   -------   -------   -------   -------   -------
                                                              SIX MONTHS ENDED                           YEAR ENDED
                                                               APRIL 30, 2006*                        OCTOBER 31, 2005
Shares sold                                           260        37        33      1,403      380       275       140      1,933
---------------------------------------------------------------------------------------------------------------------------------
Share issued in connection with acquisition of
 Strategic Value Fund (b)                              --        --        --         --       --        --        --         --
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
 distributions                                         14         4         2        199       23         8         3        401
---------------------------------------------------------------------------------------------------------------------------------
                                                      274        41        35      1,602      403       283       143      2,334
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                      (176)     (177)      (76)      (589)    (384)     (109)      (61)    (5,955)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                98      (136)      (41)     1,013       19       174        82     (3,621)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                     BALANCED FUND
                                                              ------------------------------------------------------------
                                                              CLASS R1   CLASS R2      CLASS R3+       CLASS R1   CLASS R2
                                                              --------   --------   ----------------   --------   --------
                                                                                    APRIL 28, 2006**
                                                               SIX MONTHS ENDED         THROUGH            YEAR ENDED
                                                                APRIL 30, 2006*      APRIL 30, 2006     OCTOBER 31, 2005
Shares sold                                                    1,221      1,395           367           2,002       3,078
--------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and distributions     165        151            --              65          37
--------------------------------------------------------------------------------------------------------------------------
                                                               1,386      1,546           367           2,067       3,115
--------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                                 (350)      (603)           --            (388)     (1,242)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                        1,036        943           367           1,679       1,873
--------------------------------------------------------------------------------------------------------------------------

                                                                               GROWTH ALLOCATION FUND
                                                    -----------------------------------------------------------------------------
                                                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                                                    -------   -------   -------   -------   -------   -------   -------   -------
                                                              SIX MONTHS ENDED                   PERIOD FROM APRIL 4, 2005**
                                                               APRIL 30, 2006*                    THROUGH OCTOBER 31, 2005
Shares sold                                          1,926     1,115      494         1      1,034      785       93          1
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
 distributions                                          18        10        3        --(a)      --       --       --         --
---------------------------------------------------------------------------------------------------------------------------------
                                                     1,944     1,125      497         1      1,034      785       93          1
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                        (97)     (294)     (30)       --        (15)      (7)      (7)        --
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                         1,847       831      467         1      1,019      778       86          1
---------------------------------------------------------------------------------------------------------------------------------

*   Unaudited.
**  Commencement of Operations.
+   Class R3 commenced operations on April 28, 2006.
(a)  Less than one thousand shares.
(b) On February 11, 2005 and pursuant to shareholder approval, the assets and liabilities of the MainStay Strategic Value Fund were acquired by the MainStay Balanced Fund.

 284   MainStay Funds

                                 FLOATING RATE FUND                                           INDEXED BOND FUND
    -----------------------------------------------------------------------------   -------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS I   CLASS A   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
              SIX MONTHS ENDED                           YEAR ENDED                 SIX MONTHS ENDED       YEAR ENDED
               APRIL 30, 2006*                        OCTOBER 31, 2005               APRIL 30, 2006*    OCTOBER 31, 2005
     23,618    1,015     6,112     3,135     44,145    4,013    12,798       744     1,169     6,471     3,351     9,555
-------------------------------------------------------------------------------------------------------------------------
        918       94       270        94        933      140       280        18       101       591       206       925
-------------------------------------------------------------------------------------------------------------------------
     24,536    1,109     6,382     3,229     45,078    4,153    13,078       762     1,270     7,062     3,557    10,480
-------------------------------------------------------------------------------------------------------------------------
    (17,024)  (2,549)   (3,238)     (141)   (19,862)  (1,739)   (4,814)      (62)   (2,515)   (3,182)   (1,877)   (4,488)
-------------------------------------------------------------------------------------------------------------------------
      7,512   (1,440)    3,144     3,088     25,216    2,414     8,264       700    (1,245)    3,880     1,680     5,992
-------------------------------------------------------------------------------------------------------------------------

            SHORT TERM BOND FUND                                            BALANCED FUND
    -------------------------------------   -----------------------------------------------------------------------------
    CLASS A   CLASS I   CLASS A   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
    SIX MONTHS ENDED       YEAR ENDED                 SIX MONTHS ENDED                           YEAR ENDED
     APRIL 30, 2006*    OCTOBER 31, 2005               APRIL 30, 2006*                        OCTOBER 31, 2005
       89       704       352        878     5,271       846     1,356     3,717     8,053     4,414     4,412     4,686
-------------------------------------------------------------------------------------------------------------------------
       --        --        --         --        --        --        --        --       593     1,401        60        --
-------------------------------------------------------------------------------------------------------------------------
        7        65        12        110       556       362       200       582       157        75        32       269
-------------------------------------------------------------------------------------------------------------------------
       96       769       364        988     5,827     1,208     1,556     4,299     8,803     5,890     4,504     4,955
-------------------------------------------------------------------------------------------------------------------------
     (261)     (908)     (254)    (1,787)   (2,453)   (2,912)     (679)   (1,961)   (1,630)     (693)     (393)   (2,033)
-------------------------------------------------------------------------------------------------------------------------
     (165)     (139)      110       (799)    3,374    (1,704)      877     2,338     7,173     5,197     4,111     2,922
-------------------------------------------------------------------------------------------------------------------------

                                 INCOME MANAGER FUND                                    CONSERVATIVE ALLOCATION FUND
    -----------------------------------------------------------------------------   -------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
              SIX MONTHS ENDED                           YEAR ENDED                           SIX MONTHS ENDED
               APRIL 30, 2006*                        OCTOBER 31, 2005                         APRIL 30, 2006*
     1,471      250       105      1,406     2,069     1,305      295      2,327     1,826      595       279        6
-------------------------------------------------------------------------------------------------------------------------
       115       30         5        449        65        20        3        267        36        9         4       --(a)
-------------------------------------------------------------------------------------------------------------------------
     1,586      280       110      1,855     2,134     1,325      298      2,594     1,862      604       283        6
-------------------------------------------------------------------------------------------------------------------------
    (1,010)    (899)      (88)    (2,403)   (1,009)     (297)    (103)    (3,241)     (183)    (503)      (39)      --
-------------------------------------------------------------------------------------------------------------------------
       576     (619)       22       (548)    1,125     1,028      195       (647)    1,679      101       244        6
-------------------------------------------------------------------------------------------------------------------------

         CONSERVATIVE ALLOCATION FUND
     -------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS I
     -------   -------   -------   -------
          PERIOD FROM APRIL 4, 2005**
           THROUGH OCTOBER 31, 2005
      1,339      920       291        1
------------------------------------------
          4        2        --       --
------------------------------------------
      1,343      922       291        1
------------------------------------------
        (34)     (28)       (6)      --
------------------------------------------
      1,309      894       285        1
------------------------------------------

                              MODERATE ALLOCATION FUND                                 MODERATE GROWTH ALLOCATION FUND
    -----------------------------------------------------------------------------   -------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
              SIX MONTHS ENDED                   PERIOD FROM APRIL 4, 2005**                  SIX MONTHS ENDED
               APRIL 30, 2006*                    THROUGH OCTOBER 31, 2005                     APRIL 30, 2006*
     4,326     1,633      783         5      2,445     1,954      292         1      4,378     2,106      807        --
-------------------------------------------------------------------------------------------------------------------------
        55        15        4        --(a)       4         1       --        --         64        24        8        --(a)
-------------------------------------------------------------------------------------------------------------------------
     4,381     1,648      787         5      2,449     1,955      292         1      4,442     2,130      815        --(a)
-------------------------------------------------------------------------------------------------------------------------
      (192)   (1,049)     (51)       --(a)    (123)      (48)      (6)       --       (250)     (824)     (55)       --
-------------------------------------------------------------------------------------------------------------------------
     4,189       599      736         5      2,326     1,907      286         1      4,192     1,306      760        --(a)
-------------------------------------------------------------------------------------------------------------------------

        MODERATE GROWTH ALLOCATION FUND
     -------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS I
     -------   -------   -------   -------
          PERIOD FROM APRIL 4, 2005**
           THROUGH OCTOBER 31, 2005
      2,209     1,698      327         1
------------------------------------------
         --        --       --        --
------------------------------------------
      2,209     1,698      327         1
------------------------------------------
        (47)      (23)      (5)       --
------------------------------------------
      2,162     1,675      322         1
------------------------------------------

                                                   www.mainstayfunds.com     285

NOTE 12--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of the Eclipse Funds Inc. or the Eclipse Funds.

NOTE 13--SUBSEQUENT EVENTS:

Effective May 1, 2006, the Balanced Fund's management fee is 0.75% on assets up to $1 billion, and 0.70% on assets in excess of $1 billion. This contractual breakpoint replaces the 0.02% waiver that was in effect on assets in excess of $1 billion.

Also, effective May 1, 2006, the terms of the expense limitation agreement of the Asset Allocation Funds was revised to be consistent with other Funds that have expense limitations, in that the agreement will be in place for an indefinite term, to be modified or terminated only with the approval of the Board. Also, effective May 1, 2006, the Manager may recoup the amount of any expense reimbursements from each of the Asset Allocation Funds pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

 286   MainStay Funds

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its March 2006 meeting, the Board of Directors/Trustees of the Funds (the "Board"), which is comprised solely of Independent Directors, unanimously approved the renewal of the Funds' Management and Subadvisory Agreements (the "Agreements") for one additional year.

In reaching its decision to renew the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process which took place at various meetings between December 2005 and March 2006. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on each of the Funds prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment manager to the Funds, that were developed in consultation with the Board. The Board also receives throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on each Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on each Fund's investment performance, management and sub-advisory fees (if applicable) and ordinary operating expenses. The Board also requested and received information on the profitability of the Funds to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions prepared on behalf of the Board by independent legal counsel to the Board encompassing a variety of topics.

In determining to renew the Agreements for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Funds by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadvisor to the All Cap Growth, All Cap Value, Intermediate Term Bond and Short Term Bond Funds (collectively, the "Subadvised Funds"); (ii) the investment performance of each of the Funds, including the performance of NYLIM or MacKay Shields as investment advisor or subadvisor to the Funds, as appropriate; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of each Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreements was based on a comprehensive consideration of all of the information provided to the Board throughout the year and in connection with the contract renewal process, and was not based on any single factor noted above. Each member of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Funds, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Funds' shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the renewal of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Funds. The Board evaluated NYLIM's experience in serving as manager of the Funds, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Funds, as well as NYLIM's reputation and financial condition. The Board also noted recent staff additions to NYLIM's senior management and other personnel responsible for mutual fund operations, and resource enhancements supporting NYLIM's delivery of services to the Funds. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Funds' legal and compliance environment, in overseeing MacKay Shields' compliance with the subadvised Funds' policies and investment objectives, and in implementing Board directives as they relate to the Funds. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Funds' officers. The Board considered the scope and quality of NYLIM's services provided to the Funds' shareholders (including services provided

                                                   www.mainstayfunds.com     287
through its affiliate, NYLIM Service Company LLC, the Funds' transfer agent), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on multiple occasions. The Board further considered NYLIM's track record and experience in providing investment advisory services to those Funds that are not Subadvised Funds. In this regard, the Board considered the experience of each Fund's portfolio management team, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Funds' prospectuses. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Funds are likely to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Subadvised Funds. The Board evaluated MacKay Shields' experience in serving as subadvisor to the Subadvised Funds, noting that MacKay Shields advises other mutual funds, and serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Subadvised Funds, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel and product enhancements designed to benefit the Funds, including strengthened portfolio management teams. The Board further considered MacKay Shields' track record and experience in providing investment advisory services to the Subadvised Funds. In this regard, the Board considered the experience of each Subadvised Fund's portfolio management team, the number of accounts managed by portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Subadvised Funds are likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE FUNDS

In evaluating each Fund's investment performance, the Board considered investment performance results in light of each Fund's investment objective, strategies and risks, as disclosed in the Funds' prospectuses. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on each of the Funds throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on each Fund's gross and net returns, each Fund's investment performance relative to relevant investment categories and Fund benchmarks, each Fund's risk-adjusted investment performance, and each Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of each Fund as compared to similar mutual funds managed by other investment advisors.

In considering each Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Funds' portfolio managers and the Board that occurred at meetings throughout the year and in previous years. With respect to certain Funds, the Board considered specific actions that NYLIM or MacKay Shields had taken to improve investment performance, and the results of those actions. In evaluating the investment performance of each Fund, the Board also took into consideration whether a Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

With respect to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (the "Asset Allocation Funds"), which invest substantially all of their assets in other funds advised by NYLIM (including the Funds), the Board considered the rationale for selecting the underlying funds in which the Asset Allocation Funds invest including, in particular, the investment performance record of those underlying Funds overseen by the Board as well as the investment performance of those underlying funds which are overseen by a separate board in the MainStay Family of Funds.

As part of its evaluation of the Funds' investment performance, the Board gave particular attention to any information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and NYLIM's and/or MacKay Shields' explanations for such underperformance. With respect to the MainStay Mid Cap Opportunity Fund, the Board discussed with NYLIM reasons for the Fund's recent underperformance relative to its benchmark and peer group, and NYLIM's plans for enhancing the Fund's future investment performance. The Board also requested and received additional reports on the investment performance of the MainStay All Cap Value Fund, and MacKay Shields' ongoing efforts to improve this Fund's investment performance relative to peer funds. The Board agreed to continue to carefully

 288   MainStay Funds
monitor the investment performance of underperforming Funds over the coming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Fund's investment performance over time has been satisfactory or, in the case of the Funds mentioned above, that NYLIM and MacKay Shields are taking appropriate and reasonable actions to address the Board's concerns about investment performance. The Funds disclose more information about their performance in the Investment and Performance Comparison section and Portfolio Management Discussion and Analysis section of this Semiannual Report, as well as in the Funds' prospectuses.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Funds over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Funds is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Funds, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Funds, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee for the Subadvised Funds. The Board noted that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Funds, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Funds and their shareholders. The Board acknowledged, for example, the general costs to NYLIM and its affiliates of subsidizing expenses for some smaller Funds pending growth of their assets, and recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Funds, and with respect to each Fund individually. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to each of the Funds, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the funds it manages, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Funds was reasonable in all material respects.

In considering the costs and profitability of the Funds, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Funds. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Funds with respect to trades on the Funds' portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Funds, NYLIM affiliates also earn revenues from serving the Funds in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Funds to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Funds on a pre-tax basis without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Funds is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUNDS GROW

The Board also considered whether each Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how each Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Funds benefit from economies of scale through contractual breakpoints, expense waivers and reimbursements, as appropriate. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin on certain Funds as their assets grow over time. The Board also observed that NYLIM subsidizes many of the Funds' overall expenses through the operation of contractual and voluntary

                                                   www.mainstayfunds.com     289
expense limitations that may be lifted only with the prior approval of the Board.

The Board particularly noted those Funds whose assets had grown over recent periods, and approved a new contractual breakpoint on the management fee paid by the MainStay Balanced Fund on assets in excess of $1 billion. With respect to the MainStay Small Cap Opportunity Fund, the Board accepted NYLIM's rationale for the limited additional economies of scale associated with this Fund due to the nature of the Fund's portfolio holdings. Following discussions with the Board, the Board accepted NYLIM's proposal to close the MainStay Small Cap Opportunity Fund to new accounts, as described more fully in the Fund's prospectus.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Fund's expense structure as a Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Funds is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by each Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Funds. In this regard, the Board took into account the relative scope of services provided to the Funds as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisors. This comparative information assisted the Board in evaluating the reasonableness of each Fund's management fees when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisors to mutual funds in each Fund's peer group.

The Board particularly noted those Funds whose management fees or total ordinary operating expenses appeared to be materially above those paid by peer funds. With respect to the MainStay Indexed Bond Fund, the Board noted that the limited universe of mutual funds that have a similar investment profile as the Fund resulted in the creation of a smaller and less meaningful peer group which made it difficult to perform fee and expense comparisons. The Board also considered actions taken with respect to the MainStay Balanced and Small Cap Opportunity Funds, discussed in greater detail above.

In assessing the reasonableness of each Fund's management and subadvisory fees and total ordinary operating expenses, the Board also took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years, and observed that NYLIM has subsidized the total ordinary operating expenses of certain Funds and/or Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

With respect to the Asset Allocation Funds, the Board noted that the Asset Allocation Funds do not pay a management fee to NYLIM, but that shareholders of the Asset Allocation Funds indirectly pay the management fees of the underlying funds in which the Asset Allocation Funds invest. The Board considered NYLIM's process for monitoring and disclosing potential conflicts in its selection of underlying funds for the Asset Allocation Funds.

Based on these considerations, the Board concluded that each Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation of that information, the Board, which consists entirely of Independent Directors, unanimously approved the renewal of the Agreements for one additional year.

 290   MainStay Funds

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Funds' website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                   www.mainstayfunds.com     291

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager, and the Subadvisor. Information pertaining to the Board Members and officers, as of July 1, 2006, is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statements of Additional Information applicable to the Funds include additional information about the Board Members and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                                                                                               NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                                     IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                           OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                            BOARD MEMBER     BOARD MEMBER
        ---------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS

        LAWRENCE GLACKEN  Director since     Retired.                                                18         None
        10/22/27          1990 and Trustee
                          since 2000
        ---------------------------------------------------------------------------------------------------------------------
        PETER MEENAN(1)   Director and       Independent Consultant; President and Chief             18         Trustee, The
        12/5/41           Trustee since      Executive Officer, Babson-United, Inc., a                          Vantagepoint
                          2002               financial services firm (2000 to 2004);                            Funds
                                             Independent Consultant (1999 to 2000); Head of
                                             Global Funds, Citicorp (1995 to 1999).
        ---------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Director since     Retired.                                                18         None
        MULHEARN          1990 and Trustee
        3/11/47           since 2000
        ---------------------------------------------------------------------------------------------------------------------
        SUSAN B.          Director since     Partner, Strategic Management Advisors LLC (1990        18         Director,
        KERLEY(2)         1990 and Trustee   to present).                                                       Legg Mason
        8/12/51           since 2000                                                                            Partners
                                                                                                                Funds (an
                                                                                                                open-ended
                                                                                                                investment
                                                                                                                company)
        ---------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           Officer since      (including predecessor advisory organizations), and New York
        10/19/46          2003               Life Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company; Vice President and Secretary,
                                             McMorgan & Company LLC; Secretary, NYLIM Service Company
                                             LLC, NYLCAP Manager LLC, and Madison Capital Funding LLC;
                                             Chief Legal Officer, The MainStay Funds and MainStay VP
                                             Series Fund, Inc., and McMorgan Funds; Managing Director and
                                             Senior Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998).
        -------------------------------------------------------------------------------------------------
        ARPHIELA          Treasurer and      Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal          New York Life Investment Management LLC (since March 2003);
        10/26/56          Financial and      Treasurer and Principal Financial and Accounting Officer,
                          Accounting         The MainStay Funds, MainStay VP Series Fund, Inc., and
                          Officer since      McMorgan Funds (since December 2005); Assistant Treasurer,
                          2005               NYLIFE Distributors LLC; Assistant Treasurer, The MainStay
                                             Funds, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                                             Fund, Inc., and McMorgan Funds (1992 to December 2005).
        -------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since    Executive Vice President, New York Life Investment
        BLUNT             2005               Management LLC and New York Life Investment Management
        5/13/62                              Holdings LLC (since 2004); Manager and Executive Vice
                                             President, NYLIM Product Distribution, NYLIFE Distributors
                                             LLC (since January 2005); Chairman, NYLIM Service Company
                                             LLC (since March 2005); Chairman and Class C Director, New
                                             York Life Trust Company, FSB (since 2004); Chairman, New
                                             York Life Trust Company (since February 2005); President,
                                             The MainStay Funds (since May 2005); President, Mainstay VP
                                             Series Fund, Inc. (since June 2006); Chairman and Chief
                                             Executive Officer, Giving Capital, Inc. (2001 to 2004);
                                             Chief Marketing Officer--Americas, Merrill Lynch Investment
                                             Managers (1999 to 2001); President, Mercury Funds
                                             Distributors (1999 to 2001).
        -------------------------------------------------------------------------------------------------
        PATRICK G. BOYLE  Executive Vice     Executive Vice President, New York Life Investment
        11/24/53          President since    Management LLC (including predecessor advisory
                          2003               organizations) since 2002; Senior Managing Director, New
                                             York Life Investment Management LLC, (2000 to 2002); Senior
                                             Vice President, Pension Department, New York Life Insurance
                                             Company (1991 to 2000); Director, Eclipse Funds Inc. (1990
                                             to 2003); Trustee, New York Life Investment Management
                                             Institutional Funds (2002 to 2003).
        -------------------------------------------------------------------------------------------------

1. Mr. Meenan has been appointed Chairman of the Audit Committee.
2. Ms. Kerley has been appointed the Chairman of the Board.

 292   MainStay Funds

                          POSITION(S) HELD
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
        TONY ELAVIA       Senior Vice        Senior Managing Director, New York Life Investment
        1/11/56           President since    Management LLC; Chief Investment Officer of NYLIM Equity
                          2005               Investors Group; Managing Director and Senior Portfolio
                                             Manager of the Large Cap Growth team of Putnam Investments
                                             (1998 to 2004).
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations); Executive Vice
        2/8/59            since 2005         President, New York Life Trust Co. and New York Life Trust
                                             Company, FSB (since January 2006); Vice
                                             President--Administration, MainStay VP Series Fund, Inc.,
                                             and The MainStay Funds (since June 2005).
        -------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice        Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       President since    Financial Officer of Retail Investments, New York Life
        6/25/71           June 2006          Investment Management LLC (since July 2006); Senior Vice
                                             President, The MainStay Funds, and MainStay VP Series Fund,
                                             Inc. (since June 2006); Chief Financial Officer, Bear
                                             Stearns Asset Management (1999 to May 2006).
        -------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--   Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance 2004    March 2006), and Managing Director and Chief Compliance
        12/16/65          to 2006; Senior    Officer (2003 to February 2006), New York Life Investment
                          Vice President     Management LLC; Managing Director and Chief Compliance
                          and Chief          Officer, New York Life Investment Management Holdings LLC
                          Compliance         (2003 to present); Senior Managing Director, Compliance
                          Officer since      (since March 2006) and Managing Director, Compliance (2003
                          June 2006          to February 2006), NYLIFE Distributors LLC; Senior Vice
                                             President and Chief Compliance Officer, The MainStay Funds,
                                             and MainStay VP Series Fund, Inc. (since June 2006); Vice
                                             President--Compliance, The MainStay Funds, and MainStay VP
                                             Series Fund, Inc. (until June 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002).
        -------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON          2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                             The MainStay Funds and MainStay VP Series Fund, Inc.; Chief
                                             Legal Officer--Mutual Funds and Vice President and Corporate
                                             Counsel, The Prudential Insurance Company of America (2000
                                             to 2004).
        -------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive    Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since      and Chief Executive Officer (since July 2006), New York Life
                          July 2006          Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                             2004); Member of the Board of Managers, NYLCAP Manager LLC
                                             (since 2004); Chief Executive Officer, The MainStay Funds
                                             and MainStay VP Series Fund, Inc. (since July 2006); Chief
                                             Operating Officer, Merrill Lynch Investment Managers (2003
                                             to 2004); Chief Investment Officer, MLIM Europe and Asia
                                             (2001 to 2003); President of Merrill Japan and Chairman of
                                             MLIM's Pacific Region (1999 to 2001).
        -------------------------------------------------------------------------------------------------
        GARY E.           Chief Executive    Chairman and Manager, New York Life Investment Management
        WENDLANDT         Officer 2005 to    LLC (including predecessor advisory organizations) and New
        10/8/50           June 2006          York Life Investment Management Holdings LLC; Chief
                                             Executive Officer, New York Life Investment Management LLC
                                             and New York Life Investment Management Holdings LLC (2000
                                             to June 2006); Senior Executive Vice President for
                                             Investment and Finance, New York Life Insurance Company
                                             (since July 2006); Executive Vice President, New York Life
                                             Insurance Company (1999 to June 2006); Executive Vice
                                             President and Manager, NYLIFE LLC; Chairman, McMorgan &
                                             Company LLC, Madison Capital Funding LLC, and NYLCAP Manager
                                             LLC; Manager, MacKay Shields LLC; Executive Vice President,
                                             New York Life Insurance and Annuity Corporation; Chairman,
                                             and Director, MainStay VP Series Fund, Inc.; Chief Executive
                                             Officer, MainStay VP Series Fund, Inc. (2002 to June 2006);
                                             Chief Executive Officer, The MainStay Funds (2004 to June
                                             2006); Executive Vice President and Chief Investment
                                             Officer, MassMutual Life Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--   Vice President, New York Life Insurance Company; Vice
        ZUCCARO           Tax since 1993     President, New York Life Insurance and Annuity Corporation,
        12/12/49                             New York Life Trust Company, FSB, NYLIFE Insurance Company
                                             of Arizona, NYLIFE LLC, and NYLIFE Securities, Inc.; Vice
                                             President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                             New York Life International, LLC; New York Life Trust
                                             Company, and NYLIM Service Company LLC; Vice President--Tax,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             1991).
        -------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com     293

                       This page intentionally left blank

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                 SEC File Number: 811-04847 (Eclipse Funds)

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                 SEC File Number: 811-06175 (Eclipse Funds Inc.)

NYLIM-AO8855         (RECYCLE LOGO)                     MS229-06     MS10g-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GROWTH EQUITY FUND

                    Message from the President
                    and
                    Semiannual Report

                    Unaudited

                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GROWTH EQUITY FUND

                    MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

SEMIANNUAL REPORT

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          12
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 16
--------------------------------------------------------------------------------

Board Consideration and Approval of Management Agreements                     19
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  22
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        22
--------------------------------------------------------------------------------

Board Members and Officers                                                    23

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH, IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         0.17%
Excluding sales charges    6.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         0.60%
Excluding sales charges    5.60

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         4.60%
Excluding sales charges    5.60

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of ..25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
                           6.10%

                                                           SINCE
BENCHMARK PERFORMANCE                                    INCEPTION
------------------------------------------------------------------

Russell 1000(R) Growth Index(1)                            5.53%
Average Lipper multi-cap growth fund(2)                    9.03

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to the fee waivers and/or expense limitations through October 31, 2006. There is no guarantee that the contractual waiver/reimbursement will continue after that date. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the manager incurred the expense.
1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Growth Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH EQUITY FUND

The example below is intended to describe the fees and expenses borne by shareholders during the period from November 4, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from November 4, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                        ENDING ACCOUNT                         VALUE (BASED
                                                         VALUE (BASED                        ON HYPOTHETICAL
                                       BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                        ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                         VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           11/4/05(1)           4/30/06           PERIOD(2)           4/30/06            PERIOD(2)

CLASS A SHARES                         $1,000.00          $1,032.25            $6.19            $1,018.75             $6.15
-----------------------------------------------------------------------------------------------------------------------------


CLASS B SHARES                         $1,000.00          $1,027.80            $9.89            $1,015.00             $9.83
-----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                         $1,000.00          $1,027.80            $9.89            $1,015.00             $9.83
-----------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                         $1,000.00          $1,033.40            $4.96            $1,020.00             $4.93
-----------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.

2. Expenses are equal to the Fund's annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B and Class C, and 1.00% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 178 (to reflect the since inception period).

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    97.8
Cash and Other Assets, Less Liabilities                                           1.9
Investment Company                                                                0.3

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  Microsoft Corp.
 3.  Cisco Systems, Inc.
 4.  Procter & Gamble Co. (The)
 5.  Amgen, Inc.
 6.  Texas Instruments, Inc.
 7.  Home Depot, Inc. (The)
 8.  Boeing Co. (The)
 9.  International Business Machines Corp.
10.  Johnson & Johnson

 8 MainStay Growth Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harish Kumar, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY GROWTH EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS FROM NOVEMBER 4, 2005, THROUGH APRIL 30, 2006?

MainStay Growth Equity Fund commenced operations on November 4, 2005. Excluding all sales charges, the Fund returned 6.00% for Class A shares, 5.60% for Class B shares, and 5.60% for Class C shares from November 4, 2005, through April 30, 2006. Over the same period, the Fund's Class I shares returned 6.10%. All share classes outperformed the 5.53% return of Russell 1000(R) Growth Index,(1) the Fund's broad-based securities-market index, from the Fund's inception date through April 30, 2006. All share classes underperformed the 9.03% return of the average Lipper(2) multi-cap growth fund from November 4, 2005, through April 30, 2006.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE BIGGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SECTORS DETRACTED?

Industrials, information technology, and financials were the top-contributing sectors to the Fund's performance during the reporting period. Strong security selection helped the Fund's total return, as did an above-benchmark weighting in the financials sector.

Sectors that detracted from the Fund's performance during the reporting period included health care and telecommunication services. Adverse stock picks in these sectors hurt the Fund's performance. Health care stocks were also a drag on the return of the Russell 1000(R) Index. The Index and Fund both had an average weight of less than 1% in the telecommunication services sector, so the Fund's negative security selection did not have a material impact on total return.

WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD, AND WHICH STOCKS DETRACTED?

The strongest individual contributors to the Fund's performance during the reporting period were Cisco Systems, Boeing, and Akamai Technologies. Holdings that detracted from the Fund's performance included Amgen, Microsoft, and Intel.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Since the Fund began operations on November 4, 2005, all of the stocks in the Fund's portfolio were new holdings during the reporting period. The Fund selects securities based on its quantitative investment process. Among the stocks that fit the Fund's purchase criteria during the reporting period were computer and electronics retailer Circuit City and heavy machinery and trucks company Terex. Securities that were sold during the period included biotechnology company Genentech and Internet-auction company eBay.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE OVER THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security selection, stock and industry performance, and risk parameters. During the reporting period, the Fund's weightings in the industrials and financials sectors increased because stocks in these sectors had attractive valuations. The Fund's consumer discretionary and consumer staples weightings were reduced to allow the Fund to pursue potential opportunities elsewhere.

Sector positioning is a result of our bottom-up stock selection process, rather than a top-down, macro-economic viewpoint. As of April 30, 2006, the Fund held overweighted positions relative to the Russell 1000(R) Growth Index in the financials, information technology, and energy sectors. At the same time, the Fund held underweighted positions in the consumer discretionary, consumer staples, and materials sectors.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.
1. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.
2. See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                       www.mainstayfunds.com   9

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                    SHARES        VALUE
COMMON STOCKS (97.8%)+
-----------------------------------------------------------------------
AEROSPACE & DEFENSE (3.4%)
V  Boeing Co. (The)                                  2,085   $  173,993
Raytheon Co.                                         2,561      113,376
                                                             ----------
                                                                287,369
                                                             ----------
AIR FREIGHT & LOGISTICS (1.8%)
United Parcel Service, Inc. Class B                  1,844      149,493
                                                             ----------

BEVERAGES (2.6%)
Coca-Cola Co. (The)                                  1,511       63,402
PepsiCo, Inc.                                        2,640      153,754
                                                             ----------
                                                                217,156
                                                             ----------
BIOTECHNOLOGY (3.5%)
V  Amgen, Inc. (a)                                   2,926      198,090
Gilead Sciences, Inc. (a)                            1,670       96,025
                                                             ----------
                                                                294,115
                                                             ----------
CAPITAL MARKETS (3.3%)
Ameriprise Financial, Inc.                           1,296       63,556
Charles Schwab Corp. (The)                           6,054      108,367
Morgan Stanley                                       1,671      107,445
                                                             ----------
                                                                279,368
                                                             ----------
CHEMICALS (0.7%)
Sigma-Aldrich Corp.                                    845       57,976
Tronox, Inc. Class B                                   118        2,041
                                                             ----------
                                                                 60,017
                                                             ----------
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Corporate Executive Board Co. (The)                    762       81,633
Robert Half International, Inc.                      2,383      100,729
                                                             ----------
                                                                182,362
                                                             ----------
COMMUNICATIONS EQUIPMENT (5.9%)
V  Cisco Systems, Inc. (a)                          13,795      289,005
Harris Corp.                                         2,115       98,496
QUALCOMM, Inc.                                       2,082      106,890
                                                             ----------
                                                                494,391
                                                             ----------
COMPUTERS & PERIPHERALS (4.0%)
EMC Corp. (a)                                        6,894       93,138
Hewlett-Packard Co.                                  2,134       69,291
V  International Business Machines Corp.             2,058      169,456
                                                             ----------
                                                                331,885
                                                             ----------
CONSUMER FINANCE (2.6%)
American Express Co.                                 2,572      138,399
SLM Corp.                                            1,510       79,849
                                                             ----------
                                                                218,248
                                                             ----------
DIVERSIFIED CONSUMER SERVICES (1.0%)
ITT Educational Services, Inc. (a)                   1,314       83,505
                                                             ----------


                                                    SHARES        VALUE
DIVERSIFIED FINANCIAL SERVICES (0.8%)
CIT Group, Inc.                                      1,177   $   63,570
                                                             ----------

ELECTRICAL EQUIPMENT (1.4%)
Emerson Electric Co.                                 1,402      119,100
                                                             ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.1%)
Agilent Technologies, Inc. (a)                       2,358       90,594
Arrow Electronics, Inc. (a)                          1,733       62,735
Jabil Circuit, Inc. (a)                              2,687      104,766
Mettler-Toledo International, Inc. (a)               1,366       88,517
                                                             ----------
                                                                346,612
                                                             ----------
ENERGY EQUIPMENT & SERVICES (2.6%)
BJ Services Co.                                      2,687      102,240
ENSCO International, Inc.                            2,139      114,415
                                                             ----------
                                                                216,655
                                                             ----------
FOOD & STAPLES RETAILING (2.9%)
Costco Wholesale Corp.                               2,105      114,575
CVS Corp.                                            4,385      130,322
                                                             ----------
                                                                244,897
                                                             ----------
HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
Becton, Dickinson & Co.                              1,759      110,887
DENTSPLY International, Inc.                         1,835      109,494
Varian Medical Systems, Inc. (a)                     1,289       67,518
                                                             ----------
                                                                287,899
                                                             ----------
HEALTH CARE PROVIDERS & SERVICES (4.6%)
Caremark Rx, Inc. (a)                                1,875       85,406
Laboratory Corp. of America Holdings (a)             1,429       81,596
McKesson Corp.                                       1,657       80,514
UnitedHealth Group, Inc.                             2,735      136,039
                                                             ----------
                                                                383,555
                                                             ----------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Darden Restaurants, Inc.                             2,609      103,316
                                                             ----------

HOUSEHOLD PRODUCTS (3.3%)
Colgate-Palmolive Co.                                1,111       65,682
V  Procter & Gamble Co. (The)                        3,609      210,080
                                                             ----------
                                                                275,762
                                                             ----------
INDUSTRIAL CONGLOMERATES (4.3%)
V  General Electric Co.                             10,508      363,472
                                                             ----------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                    SHARES        VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------
INSURANCE (2.0%)
American International Group, Inc.                   1,478   $   96,440
Assurant, Inc.                                       1,401       67,486
                                                             ----------
                                                                163,926
                                                             ----------
IT SERVICES (2.3%)
Accenture, Ltd. Class A                              1,891       54,971
Automatic Data Processing, Inc.                      1,800       79,344
Paychex, Inc.                                        1,495       60,383
                                                             ----------
                                                                194,698
                                                             ----------
LIFE SCIENCES TOOLS & SERVICES (1.1%)
Pharmaceutical Product Development, Inc.             2,634       94,482
                                                             ----------

MACHINERY (3.0%)
Nordson Corp.                                        1,403       74,990
Parker Hannifin Corp.                                1,103       89,398
Terex Corp. (a)                                      1,039       89,925
                                                             ----------
                                                                254,313
                                                             ----------
MEDIA (1.0%)
McGraw-Hill Cos., Inc. (The)                         1,481       82,433
                                                             ----------
MULTILINE RETAIL (1.0%)
Dollar Tree Stores, Inc. (a)                         3,360       87,595
                                                             ----------

OIL, GAS & CONSUMABLE FUELS (1.9%)
Kerr-McGee Corp.                                       588       58,718
Sunoco, Inc.                                         1,237      100,247
                                                             ----------
                                                                158,965
                                                             ----------
PHARMACEUTICALS (5.1%)
AstraZeneca PLC, Sponsored ADR (b)                   1,238       68,251
V  Johnson & Johnson                                 2,879      168,738
Novartis AG, ADR (b)                                 1,095       62,973
Wyeth                                                2,625      127,759
                                                             ----------
                                                                427,721
                                                             ----------
ROAD & RAIL (0.7%)
CSX Corp.                                              907       62,120
                                                             ----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.7%)
Intel Corp.                                          5,965      119,181
Lam Research Corp. (a)                               1,426       69,703
Microchip Technology, Inc.                           2,270       84,580
National Semiconductor Corp.                         3,730      111,825
V  Texas Instruments, Inc.                           5,194      180,284
                                                             ----------
                                                                565,573
                                                             ----------


                                                    SHARES        VALUE
SOFTWARE (4.9%)
V  Microsoft Corp.                                  12,502   $  301,923
Synopsys, Inc. (a)                                   5,039      110,001
                                                             ----------
                                                                411,924
                                                             ----------
SPECIALTY RETAIL (6.3%)
Bed Bath & Beyond, Inc. (a)                          1,472       56,451
Circuit City Stores, Inc.                            4,516      129,835
V  Home Depot, Inc. (The)                            4,392      175,373
Staples, Inc.                                        3,569       94,257
Tiffany & Co.                                        1,963       68,489
                                                             ----------
                                                                524,405
                                                             ----------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
NIKE, Inc. Class B                                   1,139       93,216
                                                             ----------

TRADING COMPANIES & DISTRIBUTORS (1.1%)
W.W. Grainger, Inc.                                  1,169       89,920
                                                             ----------
Total Common Stocks
  (Cost $7,871,186)                                           8,214,038
                                                             ----------

INVESTMENT COMPANY (0.3%)
-----------------------------------------------------------------------
iShares Russell 1000 Growth Index Fund (c)             500       26,215
                                                             ----------
Total Investment Company
  (Cost $26,388)                                                 26,215
                                                             ----------
Total Investments
  (Cost $7,897,574) (d)                               98.1%   8,240,253(e)
Cash and Other Assets,
  Less Liabilities                                     1.9      157,943
                                                    ------   ----------
Net Assets                                           100.0%  $8,398,196
                                                    ======   ==========

(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.
(e)  At April 30, 2006 net unrealized appreciation was
     $342,679, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $531,164 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $188,485.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $7,897,574)                    $8,240,253
Cash                                                  96,606
Receivables:
  Investment securities sold                         496,157
  Dividends and interest                               3,647
Unamortized offering costs                            11,113
Other assets                                           6,190
                                                  -----------
    Total assets                                   8,853,966
                                                  -----------
LIABILITIES:
Payables:
  Investment securities purchased                    426,769
  Professional                                        11,635
  Transfer agent                                       8,771
  Manager                                              4,855
  Custodian                                            1,510
  Portfolio pricing                                      768
  NYLIFE Distributors                                    100
Accrued expenses                                       1,362
                                                  -----------
    Total liabilities                                455,770
                                                  -----------
Net assets                                        $8,398,196
                                                  ===========

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                         $        5
  Class B                                                  5
  Class C                                                  5
  Class I                                                777
Additional paid-in capital                         7,914,679
Net investment income                                  2,201
Net realized gain on investments                     137,845
Net unrealized appreciation on investments           342,679
                                                  -----------
Net assets                                        $8,398,196
                                                  ===========
CLASS A
Net assets applicable to outstanding shares       $   53,367
                                                  ===========
Shares of capital stock outstanding                    5,036
                                                  ===========
Net asset value per share outstanding             $    10.60
Maximum sales charge (5.50% of offering price)          0.62
                                                  -----------
Maximum offering price per share outstanding      $    11.22
                                                  ===========
CLASS B
Net assets applicable to outstanding shares       $   52,792
                                                  ===========
Shares of capital stock outstanding                    5,000
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    10.56
                                                  ===========
CLASS C
Net assets applicable to outstanding shares       $   52,795
                                                  ===========
Shares of capital stock outstanding                    5,000
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    10.56
                                                  ===========
CLASS I
Net assets applicable to outstanding shares       $8,239,242
                                                  ===========
Shares of capital stock outstanding                  776,509
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    10.61
                                                  ===========

 12 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE PERIOD NOVEMBER 4, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                     $ 38,792
  Interest                                             4,098
                                                    ---------
    Total income                                      42,890
                                                    ---------
EXPENSES:
  Manager                                             28,030
  Offering                                            14,328
  Professional                                        13,759
  Transfer agent                                       8,771
  Custodian                                            3,683
  Portfolio pricing                                    2,526
  Shareholder communication                              944
  Distribution--Class B                                  190
  Distribution--Class C                                  190
  Directors                                              222
  Distribution/Service--Class A                           63
  Service--Class B                                        63
  Service--Class C                                        63
  Registration                                            99
  Miscellaneous                                        1,533
                                                    ---------
    Total expenses before reimbursement               74,464
  Expense reimbursement from Manager                 (33,775)
                                                    ---------
    Net expenses                                      40,689
                                                    ---------
Net investment income                                  2,201
                                                    ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                     137,845
Net unrealized appreciation on investments           342,679
                                                    ---------
Net realized and unrealized gain on investments      480,524
                                                    ---------
Net increase in net assets resulting from
  operations                                        $482,725
                                                    =========

(a) Dividends recorded net of foreign withholding taxes in the amount of $148.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD NOVEMBER 4, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH APRIL 30, 2006 UNAUDITED

                                                        2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                            $    2,201
 Net realized gain on investments                    137,845
 Net unrealized appreciation on investments          342,679
                                                  ----------
 Net increase in net assets resulting from
  operations                                         482,725
                                                  ----------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                            50,385
   Class B                                            50,000
   Class C                                            50,000
   Class I                                         7,765,086
                                                  ----------
    Increase in net assets derived from capital
     share transactions                            7,915,471
                                                  ----------
    Net increase in net assets                     8,398,196

NET ASSETS:
Beginning of period                                       --
                                                  ----------
End of period                                     $8,398,196
                                                  ==========
Accumulated undistributed net investment income
 at end of period                                 $    2,201
                                                  ==========

 14 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                  CLASS A          CLASS B          CLASS C          CLASS I
                                -----------      -----------      -----------      -----------
                                NOVEMBER 4,      NOVEMBER 4,      NOVEMBER 4,      NOVEMBER 4,
                                   2005*            2005*            2005*            2005*
                                  THROUGH          THROUGH          THROUGH          THROUGH
                                 APRIL 30,        APRIL 30,        APRIL 30,        APRIL 30,
                                  2006**           2006**           2006**           2006**
Net asset value at beginning
  of period                       $10.00           $10.00           $10.00           $10.00
                                -----------      -----------      -----------      -----------
Net investment income (loss)
  (a)                              (0.01)           (0.05)           (0.05)            0.00(d)
Net realized and unrealized
  gain on investments               0.61             0.61             0.61             0.61
                                -----------      -----------      -----------      -----------
Total from investment
  operations                        0.60             0.56             0.56             0.61
                                -----------      -----------      -----------      -----------
Net asset value at end of
  period                          $10.60           $10.56           $10.56           $10.61
                                ===========      ===========      ===========      ===========
Total investment return (b)         6.00%(c)         5.60%(c)         5.60%(c)         6.10%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (0.18%)+         (0.93%)+         (0.93%)+          0.07%+
    Net expenses                    1.25% +          2.00% +          2.00% +          1.00%+
    Expenses (before
      reimbursement)                2.09% +          2.84% +          2.84% +          1.84%+
Portfolio turnover rate               67%              67%              67%              67%
Net assets at end of period
  (in 000's)                      $   53           $   53           $   53           $8,239

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Growth Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, Class B shares, Class C shares and Class I shares. Distribution of Class A shares, Class B shares, Class C shares and Class I shares commenced on November 4, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

 16 MainStay Growth Equity Fund

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) OFFERING COSTS. Costs incurred by a Fund in connection with the commencement of the Funds operations are being amortized on a straight line basis over twelve months.

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Fund pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of 0.70% of the Fund's average daily net assets. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed through October 31, 2006 to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.25% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. For the period ended April 30, 2006, the Manager earned fees from the Fund in the amount of $28,030, and reimbursed expenses in the amount of $33,775.

As of April 30, 2006, there is no amount of waived or reimbursed fees that are subject to possible recoupment by the Manager. For additional information about the Fund's expense limitation agreement, see Note 9--Subsequent Event.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor") an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for the distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is

                                                      www.mainstayfunds.com   17
responsible. Transfer agent expenses incurred by the Fund for the period ended April 30, 2006, amounted to $8,771.

(D) INDEPENDENT DIRECTORS FEES. Effective January 1, 2006, non-interested Directors are paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The Chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and Eclipse Funds ("Trust"), a Massachusetts business trust also overseen by the Board. Prior to January 1, 2006, non-interested Directors and Trustees were paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Chairman and the Audit Committee Chair each received an additional annual retainer of $10,000. The retainers were paid in the aggregate for the Company.

(E) CAPITAL. At April 30, 2006, New York Life and its affiliates owned a significant number of shares of the Fund with value and percentages of net assets of $8,397,361 and 100%, respectively.

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $439 for the period ended April 30, 2006.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the period ended April 30, 2006.

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $13,400 and $5,471 respectively.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares were as follows:

                                                 PERIOD FROM NOVEMBER 4*
                                                THROUGH APRIL 30, 2006**
                                          CLASS A   CLASS B   CLASS C   CLASS I

Shares sold                                  5         5         5        777
-------------------------------------------------------------------------------
Net increase                                 5         5         5        777
-------------------------------------------------------------------------------

NOTE 8--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of the Eclipse Funds Inc. or the Eclipse Funds.

NOTE 9--SUBSEQUENT EVENT:

Effective May 1, 2006, the terms of the expense limitation agreement of the Fund was revised to be consistent with other Funds that have expense limitations, in that the agreement will be in place for an indefinite term, to be modified or terminated only with the approval of the Board. The agreement continues to provide that the Manager may recoup the amount of the expense reimbursement pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

 18 MainStay Growth Equity Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its March 2006 meeting, the Board of Directors (the "Board"), which is comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process which took place at various meetings between December 2005 and March 2006. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment manager to the Fund, that were developed in consultation with the Board. The Board also receives throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions prepared on behalf of the Board by independent legal counsel to the Board encompassing a variety of topics.

In determining to renew the Agreements for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM; (ii) the investment performance of the Fund, including the performance of NYLIM as investment advisor to the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's the relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was based on a comprehensive consideration of all of the information provided to the Board throughout the year and in connection with the contract renewal process, and was not based on any single factor noted above. Each member of the Board may have weighed certain factors differently. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also noted recent staff additions to NYLIM's senior management and other personnel responsible for mutual fund operations, and resource enhancements supporting NYLIM's delivery of services to the Funds. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Funds' legal and compliance environment, and in implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC, the Fund's transfer agent), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on multiple occasions. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers.

                                                      www.mainstayfunds.com   19

In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Funds' gross and net returns, the Funds' investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisors.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings throughout the year and in previous years. In evaluating the investment performance of the Fund, the Board also took into consideration whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Investment and Performance Comparison section and Portfolio Management Discussion and Analysis section of this Semiannual Report, as well as in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board noted that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board acknowledged, for example, the general costs to NYLIM and its affiliates of subsidizing expenses for the Fund, and recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Eclipse Funds, and with respect to the Fund individually. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the funds it manages, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Funds, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the

 20 MainStay Growth Equity Fund
profitability of NYLIM's relationship with the Fund on a pre-tax basis without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from expense waivers and reimbursements, as appropriate. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin on certain Funds as their assets grow over time. The Board also observed that NYLIM may subsidize the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with the prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Fund's expense structure as a Fund continues to grow over time.

MANAGEMENT FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisors. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisors to mutual funds in the Fund's peer group.

In assessing the reasonableness of each Fund's management fees and total ordinary operating expenses, the Board also took note of fee and expense arrangements that had been negotiated by the Board with NYLIM during the contract renewal process, and observed that NYLIM has agreed to subsidize the total ordinary operating expenses of certain Eclipse Funds through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation of that information, the Board, which consists entirely of Independent Directors, unanimously approved the renewal of the Agreement for one additional year.

                                                      www.mainstayfunds.com   21

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 22 MainStay Growth Equity Fund

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager, and the Subadvisor. Information pertaining to the Board Members and officers, as of July 1, 2006, is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statements of Additional Information applicable to the Funds include additional information about the Board Members and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                                                                                               NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                                     IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                           OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                            BOARD MEMBER     BOARD MEMBER
        ---------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS

        LAWRENCE GLACKEN  Director since     Retired.                                                18         None
        10/22/27          1990 and Trustee
                          since 2000
        ---------------------------------------------------------------------------------------------------------------------
        PETER MEENAN(1)   Director and       Independent Consultant; President and Chief             18         Trustee, The
        12/5/41           Trustee since      Executive Officer, Babson-United, Inc., a                          Vantagepoint
                          2002               financial services firm (2000 to 2004);                            Funds
                                             Independent Consultant (1999 to 2000); Head of
                                             Global Funds, Citicorp (1995 to 1999).
        ---------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Director since     Retired.                                                18         None
        MULHEARN          1990 and Trustee
        3/11/47           since 2000
        ---------------------------------------------------------------------------------------------------------------------
        SUSAN B.          Director since     Partner, Strategic Management Advisors LLC (1990        18         Director,
        KERLEY(2)         1990 and Trustee   to present).                                                       Legg Mason
        8/12/51           since 2000                                                                            Partners
                                                                                                                Funds (an
                                                                                                                open-ended
                                                                                                                investment
                                                                                                                company)
        ---------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           Officer since      (including predecessor advisory organizations), and New York
        10/19/46          2003               Life Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company; Vice President and Secretary,
                                             McMorgan & Company LLC; Secretary, NYLIM Service Company
                                             LLC, NYLCAP Manager LLC, and Madison Capital Funding LLC;
                                             Chief Legal Officer, Eclipse Funds, The MainStay Funds,
                                             MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                             Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                             1999); General Counsel and Managing Director, JP Morgan
                                             Investment Management Inc. (1986 to 1998).
        -------------------------------------------------------------------------------------------------
        ARPHIELA          Treasurer and      Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal          New York Life Investment Management LLC (since March 2003);
        10/26/56          Financial and      Treasurer and Principal Financial and Accounting Officer,
                          Accounting         Eclipse Funds, The MainStay Funds, MainStay VP Series Fund,
                          Officer since      Inc., and McMorgan Funds (since December 2005); Assistant
                          2005               Treasurer, NYLIFE Distributors LLC; Assistant Treasurer, The
                                             MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay
                                             VP Series Fund, Inc., and McMorgan Funds (1992 to December
                                             2005).
        -------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since    Executive Vice President, New York Life Investment
        BLUNT             2005               Management LLC and New York Life Investment Management
        5/13/62                              Holdings LLC (since 2004); Manager and Executive Vice
                                             President, NYLIM Product Distribution, NYLIFE Distributors
                                             LLC (since January 2005); Chairman, NYLIM Service Company
                                             LLC (since March 2005); Chairman and Class C Director, New
                                             York Life Trust Company, FSB (since 2004); Chairman, New
                                             York Life Trust Company (since February 2005); President,
                                             Eclipse Funds (since June 2005); President, The MainStay
                                             Funds (since May 2005); President, Mainstay VP Series Fund,
                                             Inc. (since June 2006); Chairman and Chief Executive
                                             Officer, Giving Capital, Inc. (2001 to 2004); Chief
                                             Marketing Officer--Americas, Merrill Lynch Investment
                                             Managers (1999 to 2001); President, Mercury Funds
                                             Distributors (1999 to 2001).
        -------------------------------------------------------------------------------------------------
        PATRICK G. BOYLE  Executive Vice     Executive Vice President, New York Life Investment
        11/24/53          President since    Management LLC (including predecessor advisory
                          2003               organizations) since 2002; Senior Managing Director, New
                                             York Life Investment Management LLC, (2000 to 2002); Senior
                                             Vice President, Pension Department, New York Life Insurance
                                             Company (1991 to 2000); Director, Eclipse Funds Inc. (1990
                                             to 2003); Trustee, New York Life Investment Management
                                             Institutional Funds (2002 to 2003).
        -------------------------------------------------------------------------------------------------

1. Mr. Meenan has been appointed Chairman of the Audit Committee.
2. Ms. Kerley has been appointed the Chairman of the Board.

                                                      www.mainstayfunds.com   23

                          POSITION(S) HELD
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
        TONY ELAVIA       Senior Vice        Senior Managing Director, New York Life Investment
        1/11/56           President since    Management LLC; Chief Investment Officer of NYLIM Equity
                          2005               Investors Group; Managing Director and Senior Portfolio
                                             Manager of the Large Cap Growth team of Putnam Investments
                                             (1998 to 2004).
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations); Executive Vice
        2/8/59            since 2005         President, New York Life Trust Co. and New York Life Trust
                                             Company, FSB (since January 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since June 2005).
        -------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice        Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       President since    Financial Officer of Retail Investments, New York Life
        6/25/71           June 2006          Investment Management LLC (since July 2006); Senior Vice
                                             President, Eclipse Funds, The MainStay Funds, and MainStay
                                             VP Series Fund, Inc. (since June 2006); Chief Financial
                                             Officer, Bear Stearns Asset Management (1999 to May 2006).
        -------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--   Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance 2004    March 2006), and Managing Director and Chief Compliance
        12/16/65          to 2006; Senior    Officer (2003 to February 2006), New York Life Investment
                          Vice President     Management LLC; Managing Director and Chief Compliance
                          and Chief          Officer, New York Life Investment Management Holdings LLC
                          Compliance         (2003 to present); Senior Managing Director, Compliance
                          Officer since      (since March 2006) and Managing Director, Compliance (2003
                          June 2006          to February 2006), NYLIFE Distributors LLC; Senior Vice
                                             President and Chief Compliance Officer, Eclipse Funds, The
                                             MainStay Funds, and MainStay VP Series Fund, Inc. (since
                                             June 2006); Vice President--Compliance, Eclipse Funds, The
                                             MainStay Funds, and MainStay VP Series Fund, Inc. (until
                                             June 2006); Deputy Chief Compliance Officer, New York Life
                                             Investment Management LLC (2002 to 2003); Vice President and
                                             Compliance Officer, Goldman Sachs Asset Management (1999 to
                                             2002).
        -------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON          2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                             President and Corporate Counsel, The Prudential Insurance
                                             Company of America (2000 to 2004).
        -------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive    Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since      and Chief Executive Officer (since July 2006), New York Life
                          July 2006          Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                             2004); Member of the Board of Managers, NYLCAP Manager LLC
                                             (since 2004); Chief Executive Officer, Eclipse Funds, The
                                             MainStay Funds and MainStay VP Series Fund, Inc. (since July
                                             2006); Chief Operating Officer, Merrill Lynch Investment
                                             Managers (2003 to 2004); Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003); President of Merrill Japan
                                             and Chairman of MLIM's Pacific Region (1999 to 2001).
        -------------------------------------------------------------------------------------------------
        GARY E.           Chief Executive    Chairman and Manager, New York Life Investment Management
        WENDLANDT         Officer 2005 to    LLC (including predecessor advisory organizations) and New
        10/8/50           June 2006          York Life Investment Management Holdings LLC; Chief
                                             Executive Officer, New York Life Investment Management LLC
                                             and New York Life Investment Management Holdings LLC (2000
                                             to June 2006); Senior Executive Vice President for
                                             Investment and Finance, New York Life Insurance Company
                                             (since July 2006); Executive Vice President, New York Life
                                             Insurance Company (1999 to June 2006); Executive Vice
                                             President and Manager, NYLIFE LLC; Chairman, McMorgan &
                                             Company LLC, Madison Capital Funding LLC, and NYLCAP Manager
                                             LLC; Manager, MacKay Shields LLC; Executive Vice President,
                                             New York Life Insurance and Annuity Corporation; Chairman,
                                             and Director, MainStay VP Series Fund, Inc.; Chief Executive
                                             Officer, Eclipse Funds (June 2005 to June 2006); Chief
                                             Executive Officer, MainStay VP Series Fund, Inc. (2002 to
                                             June 2006); Chief Executive Officer, The MainStay Funds
                                             (2004 to June 2006); Executive Vice President and Chief
                                             Investment Officer, MassMutual Life Insurance Company (1993
                                             to 1999).
        -------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--   Vice President, New York Life Insurance Company; Vice
        ZUCCARO           Tax since 1993     President, New York Life Insurance and Annuity Corporation,
        12/12/49                             New York Life Trust Company, FSB, NYLIFE Insurance Company
                                             of Arizona, NYLIFE LLC, and NYLIFE Securities, Inc.; Vice
                                             President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                             New York Life International, LLC; New York Life Trust
                                             Company, and NYLIM Service Company LLC; Vice President--Tax,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc. (since 1991).
        -------------------------------------------------------------------------------------------------

 24 MainStay Growth Equity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A08929 MS229-06         (RECYCLE LOGO)                        MSGE10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP OPPORTUNITY FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP OPPORTUNITY FUND

                    MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Board Consideration and Approval of Management Agreements                     22
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

Board Members and Officers                                                    26

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH, IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX       SINCE
TOTAL RETURNS            MONTHS   INCEPTION
-------------------------------------------
With sales charges        5.80%      3.37%
Excluding sales charges  11.96       9.38

(LINE GRAPH FOR CLASS A SHARES IN $)                        (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
7/29/05                                                    9450                       10000                       10000
4/30/06                                                   10337                       11106                       10805

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX       SINCE
TOTAL RETURNS            MONTHS   INCEPTION
-------------------------------------------
With sales charges        6.43%      3.65%
Excluding sales charges  11.43       8.65

(LINE GRAPH FOR CLASS B SHARES IN $)                        (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
7/29/05                                                   10000                       10000                       10000
4/30/06                                                   10365                       11106                       10805

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX       SINCE
TOTAL RETURNS            MONTHS   INCEPTION
-------------------------------------------
With sales charges       10.42%      7.75%
Excluding sales charges  11.42       8.75

(LINE GRAPH FOR CLASS C SHARES IN $)                        (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
7/29/05                                                   10000                       10000                       10000
4/30/06                                                   10775                       11106                       10805

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of ..25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX       SINCE
TOTAL RETURNS            MONTHS   INCEPTION
-------------------------------------------
                         11.96%      9.49%

(LINE GRAPH FOR CLASS I SHARES IN $)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
7/29/05                                                   10000                       10000                       10000
4/30/06                                                   10949                       11106                       10805

                                                          SIX       SINCE
BENCHMARK PERFORMANCE                                    MONTHS   INCEPTION
---------------------------------------------------------------------------

Russell 1000(R) Value Index(1)                           12.87%     11.06%
Average Lipper multi-cap value fund(2)                   11.99       9.54

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to the fee waivers and/or expense limitations through October 31, 2006. There is no guarantee that the contractual waiver/reimbursement will continue after that date. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the manager incurred the expense.
1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Large Cap Opportunity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP OPPORTUNITY FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,120.25           $ 6.57            $1,018.75             $6.26
---------------------------------------------------------------------------------------------------------------------------


CLASS B SHARES                        $1,000.00         $1,115.40           $10.49            $1,015.00             $9.99
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,115.30           $10.49            $1,015.00             $9.99
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,120.10           $ 5.26            $1,020.00             $5.01
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B and Class C, and 1.00% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     99.4
Short-Term Investments (collateral from securities lending                         8.9
  is 8.9%)
Liabilities in Excess of Cash and Other Assets                                    (8.3)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Pfizer, Inc.
 3.  Citigroup, Inc.
 4.  Chevron Corp.
 5.  Hewlett-Packard Co.
 6.  Altria Group, Inc.
 7.  American International Group, Inc.
 8.  Merrill Lynch & Co., Inc.
 9.  Morgan Stanley
10.  U.S. Bancorp

 8   MainStay Large Cap Opportunity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Kathy A O'Connor, CFA, and Jeffrey D. Sanders, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY LARGE CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30, 2006?

Excluding all sales charges, MainStay Large Cap Opportunity Fund returned 11.96% for Class A shares, 11.43% for Class B shares, and 11.42% for Class C shares for the six months ended April 30, 2006. Over the same period, Class I shares returned 11.96%. All share classes underperformed the 12.87% return of the Russell 1000(R) Value Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes underperformed the 11.99% return of the average Lipper(2) multi-cap value fund for the six months ended April 30, 2006.

WHY DID THE FUND UNDERPERFORM?

The Fund utilizes a proprietary quantitative investment process that focuses on a combination of valuation, operating, and trading factors. During the reporting period, security selection in some sectors helped the Fund's relative performance, but the Fund's sector allocation, which is a residual of the Fund's investment process, detracted from the Fund's results.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED?

The sectors that contributed the most to the Fund's performance relative to the Russell 1000(R) Value Index were industrials, financials, and information technology. Overall, strong security selection benefited the Fund's relative performance.

The Fund had no holdings in materials, a sector that performed strongly in the Russell 1000(R) Value Index. The Fund's lack of exposure to the sector hurt the Fund's performance relative to the benchmark. Although the Fund's energy holdings posted positive results, the Fund's overweighted position detracted from relative performance because the Fund failed to own some of the stronger names included in the Index. Adverse stock selection in the consumer staples sector detracted from the Fund's relative results.

WHICH STOCKS WERE STRONG CONTRIBUTORS TO PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES WERE WEAK?

Of the securities held in the Fund, ExxonMobil, Pfizer, and CSX, were the top contributors to the Fund's absolute performance. The greatest detractors included ConocoPhillips, Lear, and Ford Motor, all of which provided negative returns for the reporting period.

Since the Fund holds approximately 75 securities and weightings are typically within one percentage point of the corresponding position in the benchmark, no single stock will have a significant impact on the Fund's performance relative to the Index.

WERE THERE ANY PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund selects securities based on its quantitative investment process. Among the stocks that fit the Fund's purchase criteria during the reporting period were Goldman Sachs and Circuit City. Securities that were sold included Americredit and Dillard.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance, industry performance, and the Fund's proprietary quantitative security-selection process. During the period, the Fund increased its exposure to the financials and health care sectors as valuations became more attractive. To make room for these investments, the Fund reduced its weightings in the consumer discretionary and consumer staples sectors.

Sector allocations in the Fund typically remain relatively close to corresponding sector weights in the Russell 1000(R) Value Index. At the end of April 2006, the Fund had overweighted allocations to health care and energy and an underweight exposure to materials and telecommunication services.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.
1. See footnote on page 6 for more information on the Russell 1000(R) Value
   Index.
2. See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                       SHARES        VALUE
COMMON STOCKS (99.4%)+
--------------------------------------------------------------------------
AUTO COMPONENTS (0.6%)
Lear Corp. (a)                                         1,148    $   27,070
                                                                ----------
AUTOMOBILES (0.8%)
Ford Motor Co. (a)                                     5,312        36,918
                                                                ----------
BEVERAGES (1.3%)
Coca-Cola Co. (The)                                    1,416        59,415
                                                                ----------
BIOTECHNOLOGY (1.1%)
Biogen Idec, Inc. (b)                                  1,169        52,430
                                                                ----------

BUILDING PRODUCTS (0.4%)
Masco Corp.                                              626        19,969
                                                                ----------

CAPITAL MARKETS (13.2%)
A.G. Edwards, Inc.                                       960        50,726
Bear Stearns Cos., Inc. (The) (a)                        420        59,854
Goldman Sachs Group, Inc. (The)                          515        82,549
Lehman Brothers Holdings, Inc.                           494        74,668
Mellon Financial Corp.                                 1,575        59,267
V  Merrill Lynch & Co., Inc.                           1,226        93,495
V  Morgan Stanley                                      1,395        89,698
Northern Trust Corp.                                     901        53,060
State Street Corp.                                       923        60,290
                                                                ----------
                                                                   623,607
                                                                ----------
COMMERCIAL BANKS (4.1%)
Commerce Bancshares, Inc.                                932        48,697
M&T Bank Corp.                                           468        55,879
V  U.S. Bancorp                                        2,777        87,309
                                                                ----------
                                                                   191,885
                                                                ----------
COMMERCIAL SERVICES & SUPPLIES (2.1%)
Equifax, Inc.                                          1,207        46,518
Republic Services, Inc.                                1,172        51,580
                                                                ----------
                                                                    98,098
                                                                ----------
COMPUTERS & PERIPHERALS (2.3%)
V  Hewlett-Packard Co.                                 3,320       107,800
                                                                ----------
DIVERSIFIED FINANCIAL SERVICES (4.3%)
CIT Group, Inc.                                          685        36,997
V  Citigroup, Inc.                                     3,289       164,286
                                                                ----------
                                                                   201,283
                                                                ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
CenturyTel, Inc.                                       1,257        47,389
PanAmSat Holding Corp.                                 1,891        46,991
                                                                ----------
                                                                    94,380
                                                                ----------


                                                       SHARES        VALUE
ELECTRIC UTILITIES (3.5%)
American Electric Power Co., Inc.                      1,635    $   54,707
Edison International                                   1,354        54,715
Entergy Corp.                                            809        56,581
                                                                ----------
                                                                   166,003
                                                                ----------
ELECTRICAL EQUIPMENT (1.0%)
Emerson Electric Co.                                     587        49,866
                                                                ----------

FOOD PRODUCTS (1.9%)
General Mills, Inc.                                    1,109        54,718
Hershey Co. (The)                                        641        34,191
                                                                ----------
                                                                    88,909
                                                                ----------
GAS UTILITIES (0.9%)
Equitable Resources, Inc.                              1,232        43,748
                                                                ----------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
Aetna, Inc.                                            1,045        40,232
AmerisourceBergen Corp.                                1,135        48,975
CIGNA Corp.                                              456        48,792
                                                                ----------
                                                                   137,999
                                                                ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.1%)
NRG Energy, Inc. (b)                                   1,055        50,207
                                                                ----------

INSURANCE (16.4%)
AFLAC, Inc.                                            1,044        49,632
Allstate Corp. (The)                                   1,365        77,109
V  American International Group, Inc.                  1,471        95,983
American National Insurance Co.                          351        41,857
Cincinnati Financial Corp.                               541        23,068
Hanover Insurance Group, Inc. (The)                      918        48,562
Lincoln National Corp.                                   934        54,247
Loews Corp.                                              568        60,293
MetLife, Inc. (a)                                      1,205        62,781
Old Republic International Corp.                       2,150        47,838
Principal Financial Group, Inc.                        1,125        57,724
Progressive Corp. (The)                                  461        50,032
Prudential Financial, Inc.                               939        73,364
SAFECO Corp.                                             514        26,677
StanCorp Financial Group, Inc.                           137         6,760
                                                                ----------
                                                                   775,927
                                                                ----------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES        VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
MEDIA (3.5%)
CBS Corp. Class B (a)                                  2,208    $   56,238
Clear Channel Communications, Inc. (a)                 1,820        51,925
Liberty Media Corp. Class A (b)                        6,832        57,047
                                                                ----------
                                                                   165,210
                                                                ----------
MULTILINE RETAIL (1.3%)
Federated Department Stores, Inc.                        780        60,723
                                                                ----------
MULTI-UTILITIES (1.1%)
KeySpan Corp.                                          1,258        50,798
                                                                ----------

OIL, GAS & CONSUMABLE FUELS (14.4%)
Amerada Hess Corp. (a)                                   376        53,870
Anadarko Petroleum Corp.                                 606        63,521
V  Chevron Corp.                                       2,021       123,321
Devon Energy Corp.                                     1,078        64,799
V  ExxonMobil Corp.                                    5,125       323,285
Sunoco, Inc.                                             615        49,840
                                                                ----------
                                                                   678,636
                                                                ----------
PHARMACEUTICALS (5.6%)
Merck & Co., Inc.                                      2,534        87,220
V  Pfizer, Inc.                                        7,032       178,121
                                                                ----------
                                                                   265,341
                                                                ----------
REAL ESTATE INVESTMENT TRUSTS (1.2%)
Annaly Mortgage Management, Inc. (a)                     784        10,560
New Century Financial Corp. (a)                          901        46,149
                                                                ----------
                                                                    56,709
                                                                ----------
ROAD & RAIL (2.6%)
Burlington Northern Santa Fe Corp.                       804        63,942
CSX Corp.                                                878        60,134
                                                                ----------
                                                                   124,076
                                                                ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Freescale Semiconductor, Inc. Class B (b)              1,833        58,051
                                                                ----------
SPECIALTY RETAIL (1.2%)
Circuit City Stores, Inc.                              1,970        56,638
                                                                ----------

THRIFTS & MORTGAGE FINANCE (2.8%)
Astoria Financial Corp.                                1,574        49,298
Freddie Mac                                            1,168        71,318
Washington Mutual, Inc.                                  246        11,085
                                                                ----------
                                                                   131,701
                                                                ----------
TOBACCO (2.2%)
V  Altria Group, Inc.                                  1,435       104,985
                                                                ----------


                                                       SHARES        VALUE
TRADING COMPANIES & DISTRIBUTORS (1.1%)
GATX Corp.                                             1,090    $   51,012
                                                                ----------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
ALLTEL Corp.                                             942        60,637
                                                                ----------
Total Common Stocks
  (Cost $4,345,428)                                              4,690,031
                                                                ----------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (8.9%)
--------------------------------------------------------------------------
COMMERCIAL PAPER (1.7%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (c)                             $10,493        10,493
Den Danske Bank
  4.773%, due 5/5/06 (c)                              10,493        10,493
General Electric Capital Corp.
  5.001%, due 6/26/06 (c)                             29,909        29,909
Grampian Funding LLC
  4.785%, due 5/3/06 (c)                              10,493        10,493
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (c)                             10,493        10,493
Liberty Street Funding Co.
  4.87%, due 5/18/06 (c)                              10,493        10,493
                                                                ----------
Total Commercial Paper
  (Cost $82,374)                                                    82,374
                                                                ----------

                                                       SHARES
INVESTMENT COMPANY (1.7%)
BGI Institutional Money Market Fund (c)               77,948        77,948
                                                                ----------
Total Investment Company
  (Cost $77,948)                                                    77,948
                                                                ----------
                                                    PRINCIPAL
                                                       AMOUNT
REPURCHASE AGREEMENT (0.8%)
Morgan Stanley & Co. 4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $37,781 (Collateralized by various
  bonds with
  a Principal Amount of $39,177 and
  Market Value of $38,882) (c)                       $37,766        37,766
                                                                ----------
Total Repurchase Agreement
  (Cost $37,766)                                                    37,766
                                                                ----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                    PRINCIPAL
                                                       AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------
TIME DEPOSITS (4.7%)
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (c)                             $20,985    $   20,985
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (c)                             20,985        20,985
Bank of America
  4.77%, due 5/26/06 (c)(d)                           31,478        31,478
Bank of Montreal
  4.78%, due 5/8/06 (c)                               10,493        10,493
Bank of Nova Scotia
  4.78%, due 5/10/06 (c)                              20,985        20,985
Barclays
  4.95%, due 6/20/06 (c)                              20,985        20,985
BNP Paribas
  4.80%, due 5/12/06 (c)                              15,739        15,739
Calyon
  4.955%, due 6/19/06 (c)                             10,493        10,493
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (c)                               15,739        15,739
Fortis Bank
  4.77%, due 5/9/06 (c)                               10,493        10,493
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (c)                              20,985        20,985
Societe Generale
  4.73%, due 5/9/06 (c)                               20,986        20,986
                                                                ----------
Total Time Deposits
  (Cost $220,346)                                                  220,346
                                                                ----------
Total Short-Term Investments
  (Cost $418,434)                                                  418,434
                                                                ----------
Total Investments
  (Cost $4,763,862) (e)                                108.3%    5,108,465(f)
Liabilities in Excess of
  Cash and Other Assets                                 (8.3)     (391,247)
                                                     -------    ----------
Net Assets                                             100.0%   $4,717,218
                                                     =======    ==========

(a) Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(e)  The cost for federal income tax purposes is $4,764,138.
(f)  At April 30, 2006 net unrealized appreciation was
     $344,327, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $432,319 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $87,992.

 12   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $4,763,862) including
  $401,883 market value of securities loaned      $5,108,465
Cash                                                  11,163
Receivables:
  Dividends and interest                               4,881
  Manager                                                322
Unamortized offering costs                            41,513
                                                  -----------
    Total assets                                   5,166,344
                                                  -----------
LIABILITIES:
Securities lending collateral                        418,434
Payables:
  Professional                                        18,939
  Custodian                                            1,655
  Portfolio pricing                                      942
  NYLIFE Distributors                                    116
  Directors                                               63
Accrued expenses                                       8,977
                                                  -----------
    Total liabilities                                449,126
                                                  -----------
Net assets                                        $4,717,218
                                                  ===========

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                         $        6
  Class B                                                  5
  Class C                                                  6
  Class I                                                416
Additional paid-in capital                         4,332,939
Accumulated undistributed net investment income       15,718
Accumulated net realized gain on investments          23,525
Net unrealized appreciation on investments           344,603
                                                  -----------
Net assets                                        $4,717,218
                                                  ===========
CLASS A
Net assets applicable to outstanding shares       $   65,536
                                                  ===========
Shares of capital stock outstanding                    6,031
                                                  ===========
Net asset value per share outstanding             $    10.87
Maximum sales charge (5.50% of offering price)          0.63
                                                  -----------
Maximum offering price per share outstanding      $    11.50
                                                  ===========
CLASS B
Net assets applicable to outstanding shares       $   59,261
                                                  ===========
Shares of capital stock outstanding                    5,470
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    10.83
                                                  ===========
CLASS C
Net assets applicable to outstanding shares       $   68,378
                                                  ===========
Shares of capital stock outstanding                    6,311
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    10.84
                                                  ===========
CLASS I
Net assets applicable to outstanding shares       $4,524,043
                                                  ===========
Shares of capital stock outstanding                  416,108
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    10.87
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                         $ 51,335
  Interest                                               499
  Income from securities loaned--net                     332
                                                    ---------
    Total income                                      52,166
                                                    ---------
EXPENSES:
  Manager                                             15,573
  Professional                                        15,345
  Offering                                            14,411
  Custodian                                            4,194
  Shareholder communication                            1,088
  Portfolio pricing                                      955
  Registration                                           574
  Directors                                              564
  Distribution--Class B                                  202
  Distribution--Class C                                  223
  Distribution/Service--Class A                           69
  Service--Class B                                        67
  Service--Class C                                        74
  Miscellaneous                                        6,366
                                                    ---------
    Total expenses before reimbursement               59,705
  Expense reimbursement from Manager                 (36,710)
                                                    ---------
    Net expenses                                      22,995
                                                    ---------
Net investment income                                 29,171
                                                    ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                      31,837
Net change in unrealized depreciation on
  investments                                        440,864
                                                    ---------
Net realized and unrealized gain on investments      472,701
                                                    ---------
Net increase in net assets resulting from
  operations                                        $501,872
                                                    =========

 14   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE PERIOD JULY 29, 2005 THROUGH OCTOBER 31, 2005

                                               2006         2005
INCREASE IN NET ASSETS:

Operations:
 Net investment income                   $   29,171   $   10,291
 Net realized gain (loss) on
  investments                                31,837       (8,312)
 Net change in unrealized depreciation
  on investments                            440,864      (96,261)
                                         -----------------------
 Net increase (decrease) in net assets
  resulting from operations                 501,872      (94,282)
                                         -----------------------

Dividends to shareholders:
 From net investment income:
   Class A                                     (321)          --
   Class B                                     (163)          --
   Class C                                     (173)          --
   Class I                                  (30,651)          --
                                         -----------------------
 Total dividends to shareholders:           (31,308)          --
                                         -----------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                   16,315       50,000
   Class B                                    4,743       50,000
   Class C                                   10,190       53,000
   Class I                                      121    4,130,964
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                                      321           --
   Class B                                      163           --
   Class C                                      173           --
   Class I                                   30,651           --
                                         -----------------------
                                             62,677    4,283,964
 Cost of shares redeemed:
   Class A                                   (5,619)          --
   Class I                                       --          (86)
                                         -----------------------
                                             (5,619)         (86)
   Increase in net assets derived from
    capital share transactions               57,058    4,283,878
                                         -----------------------
   Net increase in net assets               527,622    4,189,596

NET ASSETS:
Beginning of period                       4,189,596            0
                                         -----------------------
End of period                            $4,717,218   $4,189,596
                                         =======================
Accumulated undistributed net
 investment income at end of period      $   15,718   $   17,855
                                         =======================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      CLASS A                          CLASS B
                                            ---------------------------      ---------------------------
                                                             JULY 29,                         JULY 29,
                                            SIX MONTHS         2005*         SIX MONTHS         2005*
                                              ENDED           THROUGH          ENDED           THROUGH
                                            APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                              2006**           2005            2006**           2005
Net asset value at beginning of period        $ 9.77          $10.00           $ 9.75          $10.00
                                            ----------      -----------      ----------      -----------
Net investment income (loss)                    0.05            0.02             0.02           (0.00)(a)
Net realized and unrealized gain (loss) on
  investments                                   1.11           (0.25)            1.09           (0.25)
                                            ----------      -----------      ----------      -----------
Total from investment operations                1.16           (0.23)            1.11           (0.25)
                                            ----------      -----------      ----------      -----------
Less dividends:
  From net investment income                   (0.06)             --            (0.03)             --
                                            ----------      -----------      ----------      -----------
Net asset value at end of period              $10.87          $ 9.77           $10.83          $ 9.75
                                            ==========      ===========      ==========      ===========
Total investment return (b)                    11.96%(c)       (2.30%)(c)       11.43%(c)       (2.50%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                1.06%(d)+       0.71%+           0.33%(d)+      (0.04%)+
    Net expenses                                1.25%+          1.25%+           2.00%+          2.00% +
    Expenses (before reimbursement)             2.90%+          3.39%+           3.65%+          4.14%+
Portfolio turnover rate                           30%             17%              30%             17%
Net assets at end of period (in 000's)        $   66          $   49           $   59          $   49

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return in calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 16   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

               CLASS C                          CLASS I
     ---------------------------      ---------------------------
                      JULY 29,                         JULY 29,
     SIX MONTHS         2005*         SIX MONTHS         2005*
       ENDED           THROUGH          ENDED           THROUGH
     APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
       2006**           2005            2006**           2005
       $ 9.76          $10.00           $ 9.78          $10.00
     ----------      -----------      ----------      -----------
         0.02           (0.00)(a)         0.07            0.02
         1.09           (0.24)            1.09           (0.24)
     ----------      -----------      ----------      -----------
         1.11           (0.24)            1.16           (0.22)
     ----------      -----------      ----------      -----------
        (0.03)             --            (0.07)             --
     ----------      -----------      ----------      -----------
       $10.84          $ 9.76           $10.87          $ 9.78
     ==========      ===========      ==========      ===========
        11.42%(c)       (2.40%)(c)       11.96%(c)       (2.20%)(c)
         0.34%(d)+      (0.04%)+          1.34%(d)+       0.96%+
         2.00%+          2.00% +          1.00%+          1.00%+
         3.65%+          4.14% +          2.65%+          3.14%+
           30%             17%              30%             17%
       $   68          $   52           $4,524          $4,040

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Large Cap Opportunity Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, Class B shares, Class C shares and Class I shares. Distribution of Class A shares, Class B shares, Class C shares and Class I shares commenced on July 29, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek high total return.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne

 18   MainStay Large Cap Opportunity Fund
by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 18.)

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(H) OFFERING COSTS. Costs incurred by a Fund in connection with the commencement of the Funds operations are being amortized on a strait line basis over twelve months.

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage rate of 0.70% of the Fund's average daily net assets. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed through October 31, 2006 to reimburse the expenses of the Fund so that total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.25% of the average daily net assets of Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. For the six months ended April 30, 2006 the manager earned fees from the Fund in the amount of $15,573 and reimbursed expenses in the amount of $36,710.

As of April 30, 2006, there is no amount of waived or reimbursed fees that are subject to possible recoupment by the Manager. For additional information about the Fund's expense limitation agreement, see Note 11--Subsequent Event.

(B) DISTRIBUTION OF SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for the distribution of the Fund's shares and service activities.

                                                    www.mainstayfunds.com     19

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $29 for the six months ended April 30, 2006. The Fund was also advised that the Distributor did not retain any contingent deferred sales charges on redemptions of Class A, Class B and Class C shares, for the six months ended April 30, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. The Fund did not have any transfer agent expenses for the six months ended April 30, 2006.

(E) INDEPENDENT DIRECTORS FEES. Effective January 1, 2006, non-interested Directors and Trustees are paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The Chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and Eclipse Funds ("Trust"), a Massachusetts business trust also overseen by the Board. Prior to January 1, 2006, non-interested Directors were paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Chairman and the Audit Committee Chair each receive an additional annual retainer of $10,000. The retainers were paid in the aggregate for the Company and the Trust.

(F) CAPITAL. At April 30, 2006, New York Life and its affiliates owned a significant number of shares of the Fund with value and percentages of net assets of $4,686,479 and 99.3%, respectively.

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $117 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $8,036 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS       CAPITAL LOSS AMOUNT
        AVAILABLE THROUGH           (000'S)
               2013                    $8
       -------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $401,883. The Fund received $418,434 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $1,347 and $1,297, respectively.

 20   MainStay Large Cap Opportunity Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares were as follows:

                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2006*
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                   2        --(a)      1        --(a)
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 --(a)     --(a)     --(a)      3
-------------------------------------------------------------------------------
                                              2        --         1         3
-------------------------------------------------------------------------------
Shares redeemed                              (1)       --        --        --
-------------------------------------------------------------------------------
Net increase (decrease)                       1        --(a)      1         3
-------------------------------------------------------------------------------

                                                  PERIOD FROM JULY 29**
                                                THROUGH OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                   5         5         5       413
-------------------------------------------------------------------------------
Shares redeemed                              --        --        --        --(a)
-------------------------------------------------------------------------------
Net increase                                  5         5         5       413
-------------------------------------------------------------------------------

*   Unaudited.
**  Commencement of Operations.
(a) Less than one-thousand.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of the Eclipse Funds Inc. or the Eclipse Funds.

NOTE 11--SUBSEQUENT EVENT:

Effective May 1, 2006, the terms of the expense limitation agreement of the Fund was revised to be consistent with other Funds that have expense limitations, in that the agreement will be in place for an indefinite term, to be modified or terminated only with the approval of the Board. The agreement continues to provide that the Manager may recoup the amount of the expense reimbursement pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

                                                    www.mainstayfunds.com     21

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its March 2006 meeting, the Board of Directors (the "Board"), which is comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process which took place at various meetings between December 2005 and March 2006. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment manager to the Fund, that were developed in consultation with the Board. The Board also receives throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions prepared on behalf of the Board by independent legal counsel to the Board encompassing a variety of topics.

In determining to renew the Agreements for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM; (ii) the investment performance of the Fund, including the performance of NYLIM as investment advisor to the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's the relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was based on a comprehensive consideration of all of the information provided to the Board throughout the year and in connection with the contract renewal process, and was not based on any single factor noted above. Each member of the Board may have weighed certain factors differently. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also noted recent staff additions to NYLIM's senior management and other personnel responsible for mutual fund operations, and resource enhancements supporting NYLIM's delivery of services to the Funds. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Funds' legal and compliance environment, and in implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC, the Fund's transfer agent), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on multiple occasions. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds,

 22   MainStay Large Cap Opportunity Fund
including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Funds' gross and net returns, the Funds' investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisors.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings throughout the year and in previous years. In evaluating the investment performance of the Fund, the Board also took into consideration whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Investment and Performance Comparison section and Portfolio Management Discussion and Analysis section of this Semiannual Report, as well as in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board noted that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board acknowledged, for example, the general costs to NYLIM and its affiliates of subsidizing expenses for the Fund, and recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Eclipse Funds, and with respect to the Fund individually. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the funds it manages, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Funds, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the

                                                    www.mainstayfunds.com     23
profitability of NYLIM's relationship with the Fund on a pre-tax basis without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from expense waivers and reimbursements, as appropriate. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin on certain Funds as their assets grow over time. The Board also observed that NYLIM may subsidize the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with the prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Fund's expense structure as a Fund continues to grow over time.

MANAGEMENT FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisors. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisors to mutual funds in the Fund's peer group.

In assessing the reasonableness of each Fund's management fees and total ordinary operating expenses, the Board also took note of fee and expense arrangements that had been negotiated by the Board with NYLIM during the contract renewal process, and observed that NYLIM has agreed to subsidize the total ordinary operating expenses of certain Eclipse Funds through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation of that information, the Board, which consists entirely of Independent Directors, unanimously approved the renewal of the Agreement for one additional year.

 24   MainStay Large Cap Opportunity Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     25

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager, and the Subadvisor. Information pertaining to the Board Members and officers, as of July 1, 2006, is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statements of Additional Information applicable to the Funds include additional information about the Board Members and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                                                                                               NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                                     IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                           OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                            BOARD MEMBER     BOARD MEMBER
        ---------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS

        LAWRENCE GLACKEN  Director since     Retired.                                                18         None
        10/22/27          1990 and Trustee
                          since 2000
        ---------------------------------------------------------------------------------------------------------------------
        PETER MEENAN(1)   Director and       Independent Consultant; President and Chief             18         Trustee, The
        12/5/41           Trustee since      Executive Officer, Babson-United, Inc., a                          Vantagepoint
                          2002               financial services firm (2000 to 2004);                            Funds
                                             Independent Consultant (1999 to 2000); Head of
                                             Global Funds, Citicorp (1995 to 1999).
        ---------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Director since     Retired.                                                18         None
        MULHEARN          1990 and Trustee
        3/11/47           since 2000
        ---------------------------------------------------------------------------------------------------------------------
        SUSAN B.          Director since     Partner, Strategic Management Advisors LLC (1990        18         Director,
        KERLEY(2)         1990 and Trustee   to present).                                                       Legg Mason
        8/12/51           since 2000                                                                            Partners
                                                                                                                Funds (an
                                                                                                                open-ended
                                                                                                                investment
                                                                                                                company)
        ---------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           Officer since      (including predecessor advisory organizations), and New York
        10/19/46          2003               Life Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company; Vice President and Secretary,
                                             McMorgan & Company LLC; Secretary, NYLIM Service Company
                                             LLC, NYLCAP Manager LLC, and Madison Capital Funding LLC;
                                             Chief Legal Officer, Eclipse Funds, The MainStay Funds,
                                             MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                             Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                             1999); General Counsel and Managing Director, JP Morgan
                                             Investment Management Inc. (1986 to 1998).
        -------------------------------------------------------------------------------------------------
        ARPHIELA          Treasurer and      Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal          New York Life Investment Management LLC (since March 2003);
        10/26/56          Financial and      Treasurer and Principal Financial and Accounting Officer,
                          Accounting         Eclipse Funds, The MainStay Funds, MainStay VP Series Fund,
                          Officer since      Inc., and McMorgan Funds (since December 2005); Assistant
                          2005               Treasurer, NYLIFE Distributors LLC; Assistant Treasurer, The
                                             MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay
                                             VP Series Fund, Inc., and McMorgan Funds (1992 to December
                                             2005).
        -------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since    Executive Vice President, New York Life Investment
        BLUNT             2005               Management LLC and New York Life Investment Management
        5/13/62                              Holdings LLC (since 2004); Manager and Executive Vice
                                             President, NYLIM Product Distribution, NYLIFE Distributors
                                             LLC (since January 2005); Chairman, NYLIM Service Company
                                             LLC (since March 2005); Chairman and Class C Director, New
                                             York Life Trust Company, FSB (since 2004); Chairman, New
                                             York Life Trust Company (since February 2005); President,
                                             Eclipse Funds (since June 2005); President, The MainStay
                                             Funds (since May 2005); President, Mainstay VP Series Fund,
                                             Inc. (since June 2006); Chairman and Chief Executive
                                             Officer, Giving Capital, Inc. (2001 to 2004); Chief
                                             Marketing Officer--Americas, Merrill Lynch Investment
                                             Managers (1999 to 2001); President, Mercury Funds
                                             Distributors (1999 to 2001).
        -------------------------------------------------------------------------------------------------
        PATRICK G. BOYLE  Executive Vice     Executive Vice President, New York Life Investment
        11/24/53          President since    Management LLC (including predecessor advisory
                          2003               organizations) since 2002; Senior Managing Director, New
                                             York Life Investment Management LLC, (2000 to 2002); Senior
                                             Vice President, Pension Department, New York Life Insurance
                                             Company (1991 to 2000); Director, Eclipse Funds Inc. (1990
                                             to 2003); Trustee, New York Life Investment Management
                                             Institutional Funds (2002 to 2003).
        -------------------------------------------------------------------------------------------------

1. Mr. Meenan has been appointed Chairman of the Audit Committee.
2. Ms. Kerley has been appointed the Chairman of the Board.

 26 MainStay Growth Equity Fund

                          POSITION(S) HELD
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
        TONY ELAVIA       Senior Vice        Senior Managing Director, New York Life Investment
        1/11/56           President since    Management LLC; Chief Investment Officer of NYLIM Equity
                          2005               Investors Group; Managing Director and Senior Portfolio
                                             Manager of the Large Cap Growth team of Putnam Investments
                                             (1998 to 2004).
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations); Executive Vice
        2/8/59            since 2005         President, New York Life Trust Co. and New York Life Trust
                                             Company, FSB (since January 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since June 2005).
        -------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice        Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       President since    Financial Officer of Retail Investments, New York Life
        6/25/71           June 2006          Investment Management LLC (since July 2006); Senior Vice
                                             President, Eclipse Funds, The MainStay Funds, and MainStay
                                             VP Series Fund, Inc. (since June 2006); Chief Financial
                                             Officer, Bear Stearns Asset Management (1999 to May 2006).
        -------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--   Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance 2004    March 2006), and Managing Director and Chief Compliance
        12/16/65          to 2006; Senior    Officer (2003 to February 2006), New York Life Investment
                          Vice President     Management LLC; Managing Director and Chief Compliance
                          and Chief          Officer, New York Life Investment Management Holdings LLC
                          Compliance         (2003 to present); Senior Managing Director, Compliance
                          Officer since      (since March 2006) and Managing Director, Compliance (2003
                          June 2006          to February 2006), NYLIFE Distributors LLC; Senior Vice
                                             President and Chief Compliance Officer, Eclipse Funds, The
                                             MainStay Funds, and MainStay VP Series Fund, Inc. (since
                                             June 2006); Vice President--Compliance, Eclipse Funds, The
                                             MainStay Funds, and MainStay VP Series Fund, Inc. (until
                                             June 2006); Deputy Chief Compliance Officer, New York Life
                                             Investment Management LLC (2002 to 2003); Vice President and
                                             Compliance Officer, Goldman Sachs Asset Management (1999 to
                                             2002).
        -------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON          2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                             President and Corporate Counsel, The Prudential Insurance
                                             Company of America (2000 to 2004).
        -------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive    Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since      and Chief Executive Officer (since July 2006), New York Life
                          July 2006          Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                             2004); Member of the Board of Managers, NYLCAP Manager LLC
                                             (since 2004); Chief Executive Officer, Eclipse Funds, The
                                             MainStay Funds and MainStay VP Series Fund, Inc. (since July
                                             2006); Chief Operating Officer, Merrill Lynch Investment
                                             Managers (2003 to 2004); Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003); President of Merrill Japan
                                             and Chairman of MLIM's Pacific Region (1999 to 2001).
        -------------------------------------------------------------------------------------------------
        GARY E.           Chief Executive    Chairman and Manager, New York Life Investment Management
        WENDLANDT         Officer 2005 to    LLC (including predecessor advisory organizations) and New
        10/8/50           June 2006          York Life Investment Management Holdings LLC; Chief
                                             Executive Officer, New York Life Investment Management LLC
                                             and New York Life Investment Management Holdings LLC (2000
                                             to June 2006); Senior Executive Vice President for
                                             Investment and Finance, New York Life Insurance Company
                                             (since July 2006); Executive Vice President, New York Life
                                             Insurance Company (1999 to June 2006); Executive Vice
                                             President and Manager, NYLIFE LLC; Chairman, McMorgan &
                                             Company LLC, Madison Capital Funding LLC, and NYLCAP Manager
                                             LLC; Manager, MacKay Shields LLC; Executive Vice President,
                                             New York Life Insurance and Annuity Corporation; Chairman,
                                             and Director, MainStay VP Series Fund, Inc.; Chief Executive
                                             Officer, Eclipse Funds (June 2005 to June 2006); Chief
                                             Executive Officer, MainStay VP Series Fund, Inc. (2002 to
                                             June 2006); Chief Executive Officer, The MainStay Funds
                                             (2004 to June 2006); Executive Vice President and Chief
                                             Investment Officer, MassMutual Life Insurance Company (1993
                                             to 1999).
        -------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--   Vice President, New York Life Insurance Company; Vice
        ZUCCARO           Tax since 1993     President, New York Life Insurance and Annuity Corporation,
        12/12/49                             New York Life Trust Company, FSB, NYLIFE Insurance Company
                                             of Arizona, NYLIFE LLC, and NYLIFE Securities, Inc.; Vice
                                             President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                             New York Life International, LLC; New York Life Trust
                                             Company, and NYLIM Service Company LLC; Vice President--Tax,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc. (since 1991).
        -------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A08928 MS229-06         (RECYCLE LOGO)                        MSLR10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CASH RESERVES FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt

                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CASH RESERVES FUND

                    MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          12
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Board Consideration and Approval of Management Agreements                     21
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  24
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        24
--------------------------------------------------------------------------------

Board Members and Officers                                                    25

MAINSTAY CASH RESERVES FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS I SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          1.95%   3.44%  1.88%   3.60%

7-DAY CURRENT YIELD: 4.34%
(PERFORMANCE GRAPH)

                                                                                                   AVERAGE LIPPER INSTITUTIONAL
                                                                MAINSTAY CASH RESERVES FUND             MONEY MARKET FUND
                                                                ---------------------------        ----------------------------
4/30/96                                                                    10000                              10000
                                                                           10509                              10523
                                                                           11071                              11095
                                                                           11628                              11661
                                                                           12235                              12281
                                                                           12976                              13035
                                                                           13330                              13393
                                                                           13493                              13571
                                                                           13581                              13678
                                                                           13771                              13889
4/30/06                                                                    14245                              14393

SWEEP SHARES CLASS SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          1.71%   2.94%  1.38%   3.06%

7-DAY CURRENT YIELD: 3.84%
(PERFORMANCE GRAPH)

                                                                                                   AVERAGE LIPPER INSTITUTIONAL
                                                                MAINSTAY CASH RESERVES FUND             MONEY MARKET FUND
                                                                ---------------------------        ----------------------------
4/30/96                                                                    10000                              10000
                                                                           10439                              10523
                                                                           10943                              11095
                                                                           11424                              11661
                                                                           11961                              12281
                                                                           12623                              13035
                                                                           12902                              13393
                                                                           12995                              13571
                                                                           13014                              13678
                                                                           13130                              13889
4/30/06                                                                    13517                              14393

                                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------------------------------------

Average Lipper institutional money market fund(2)         1.98%   3.51%  1.95%   3.71%

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fees, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .25%, and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (1/2/91) through 12/7/98, performance for the Sweep Shares Class shares (first offered 12/8/98) includes the performance of Class I shares.
1. As of 4/30/06, MainStay Cash Reserves Fund had an effective 7-day yield of 4.45% and a 7-day current yield of 4.34% for Class I shares and an effective 7-day yield of 3.93% and a 7-day current yield of 3.84% for Sweep Shares Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been 4.45% and 4.34% for Class I shares and 3.93% and 3.84% for Sweep Shares Class shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested. The average Lipper institutional money market fund is considered to be the Fund's broad-based securities-market index for comparison purposes.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                 ENDING ACCOUNT                           VALUE (BASED
                                                  VALUE (BASED                          ON HYPOTHETICAL
                                 BEGINNING         ON ACTUAL          EXPENSES           5% ANNUALIZED           EXPENSES
                                  ACCOUNT         RETURNS AND           PAID               RETURN AND              PAID
                                   VALUE           EXPENSES)           DURING           ACTUAL EXPENSES)          DURING
SHARE CLASS                       11/1/05           4/30/06           PERIOD(1)             4/30/06              PERIOD(1)

CLASS I SHARES                   $1,000.00         $1,019.50            $2.50              $1,022.50               $2.51
--------------------------------------------------------------------------------------------------------------------------

SWEEP SHARES                     $1,000.00         $1,017.10            $5.00              $1,020.00               $5.01
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class I and 1.00% for Sweep Shares Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 6   MainStay Cash Reserves Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                                                  65.6
Corporate Bonds                                                                   19.6
Repurchase Agreement                                                               8.2
Federal Agencies                                                                   2.7
Certificate of Deposit                                                             1.9
Asset-Backed Securities                                                            1.4
Medium-Term Note                                                                   0.9
Liabilities in Excess of Cash and Other Assets                                    (0.3)

See Portfolio of Investments on page 9 for specific holdings within these categories.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Mark C. Boyce and David Clement, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY CASH RESERVES FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30, 2006?

For the seven-day period ended April 30, 2006, MainStay Cash Reserves Fund's Class I shares provided a current yield of 4.34% and an effective yield of 4.45%, while sweep Shares Class shares provided a current yield of 3.84% and an effective yield of 3.93%. For the six months ended April 30, 2006, Class I shares returned 1.95% and Sweep Shares Class shares returned 1.71%. Both share classes underperformed the 1.98% return of the average Lipper(1) institutional money market fund over the six-month period. Class I shares outperformed and Sweep Shares Class shares underperformed the 1.74% return of the average Lipper money market fund for the six months ended April 30, 2006.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the six months ended April 30, 2006, the Federal Reserve was determined to keep inflationary pressures in check. The Federal Open Market Committee raised the targeted federal funds rate four times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April, the federal funds target rate stood at 4.75%, its highest level since March 2001, when it was 5%.

During the period, the Fund maintained a targeted weighted average maturity range of 40 to 45 days, which was shorter than that of its peer group. Actual maturities ranged between 36 and 51 days. The Fund's shorter average maturity allowed it to benefit from rising short-term rates during the reporting period.

DID YOU TRY TO CAPITALIZE ON THE CHANGING YIELD CURVE DURING THE REPORTING
PERIOD?

The money market yield curve, measured as the difference between one-month LIBOR and 12-month LIBOR, maintained an upward slope during the reporting period.(2) Given this trend, we were able to pick up yield by opportunistically moving further along the curve.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

We continued to invest in corporate floating-rate securities from issuers such as Southtrust Bank, Suntrust Bank, and Caterpillar Financial Services. This allowed the Fund to benefit from higher short-term rates. As the period progressed and the one-year LIBOR rate increased, we opportunistically increased the Fund's weighting in the fixed-rate short corporate-bond sector. During the reporting period, we increased the Fund's exposure to such issuers as Pitney Bowes, Pan American Energy, Baltimore Gas & Electric, Marshall & Ilsley Bank, and Nike.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

In addition to the previously mentioned securities, other key investments included holdings in such issuers as Honeywell International, International Business Machines, Minnesota, Mining and Manufacturing, and General Electric. There were no significant sales during the reporting period.

WERE THERE ANY SHIFTS IN THE FUND'S SECTOR WEIGHTINGS?

We increased the Fund's exposure to the corporate bond sector through investments in both fixed- and floating-rate securities. We decreased the Fund's weighting in bank deposits, because we felt we could better utilize our bank exposure by investing in the floating-rate corporate debt of banks.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 5 for more information about Lipper Inc.
2. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8   MainStay Cash Reserves Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (100.3%)+
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.4%)
Honda Auto Receivables Owner Trust
  Series 2005-6, Class A1
  4.512%, due 12/18/06                              $ 2,483,076   $  2,483,076
M&I Auto Loan Trust
  Series 2005-1, Class A1
  4.406%, due 11/20/06                                1,743,486      1,743,486
Nissan Auto Receivables Owner Trust
  Series 2006-A, Class A1
  4.663%, due 2/15/07                                 3,238,449      3,238,449
                                                                  ------------
                                                                     7,465,011
                                                                  ------------
CERTIFICATE OF DEPOSIT (1.9%)
SunTrust Banks, Inc.
  4.773%, due 10/2/06 (a)                            10,000,000     10,000,000
                                                                  ------------

COMMERCIAL PAPER (65.6%)
Abbott Laboratories
  4.75%, due 5/10/06 (b)                             10,000,000      9,988,125
ABN AMRO North America Finance, Inc.
  4.80%, due 5/15/06                                 10,000,000      9,981,333
Alcoa, Inc.
  4.94%, due 5/22/06                                 15,000,000     14,956,775
Barton Capital Corp.
  4.83%, due 6/5/06 (b)                              10,000,000      9,953,041
Becton Dickinson & Co.
  4.87%, due 5/30/06                                 10,000,000      9,960,770
Colgate-Palmolive Co.
  4.81%, due 5/23/06 (b)                             10,000,000      9,970,605
Countrywide Financial Corp.
  4.95%, due 5/26/06                                 15,000,000     14,948,438
CRC Funding LLC
  4.85%, due 6/7/06 (b)                              12,000,000     11,940,183
Edison Asset Securitization LLC
  4.70%, due 5/9/06 (b)                              10,000,000      9,989,556
Eli Lilly & Co.
  4.70%, due 5/2/06 (b)                              10,000,000      9,998,694
FPL Group Capital, Inc.
  4.78%, due 5/8/06 (b)                              10,000,000      9,990,706
Govco, Inc.
  4.87%, due 5/31/06 (b)                             15,000,000     14,939,125
Hershey Co. (The)
  4.72%, due 5/3/06 (b)                               5,000,000      4,998,689
  4.74%, due 5/3/06 (b)                               5,000,000      4,998,684
Kimberly-Clark Worldwide, Inc.
  4.70%, due 5/4/06 (b)                               5,000,000      4,998,042
  4.73%, due 5/15/06 (b)                              5,000,000      4,990,803

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Marshall & Ilsley Corp.
  4.82%, due 5/17/06                                $10,000,000   $  9,978,578
McGraw-Hill Cos., Inc. (The)
  4.72%, due 5/5/06                                  15,000,000     14,992,133
Minnesota Mining & Manufacturing Co.
  4.65%, due 5/18/06                                  7,750,000      7,732,982
Morgan Stanley
  4.82%, due 9/12/06 (a)                              5,000,000      5,000,000
  4.84%, due 5/8/06                                  10,000,000      9,990,589
National City Credit Corp.
  4.84%, due 5/22/06                                  5,000,000      4,985,883
National Rural Utilities Cooperative Finance Corp.
  4.89%, due 5/25/06                                 15,000,000     14,951,100
Pitney Bowes, Inc.
  4.73%, due 5/3/06                                  11,770,000     11,766,907
Private Export Funding Corp.
  4.80%, due 8/15/06 (b)                              5,000,000      4,929,333
Procter & Gamble Co.
  4.73%, due 5/2/06 (b)                              15,000,000     14,998,029
Siemens Capital Co. LLC
  4.70%, due 5/3/06                                  10,000,000      9,997,389
South Carolina Electric & Gas
  4.88%, due 5/17/06                                 10,000,000      9,978,311
Stanley Works (The)
  4.80%, due 5/31/06 (b)                              9,609,000      9,570,564
Three Pillars Funding Corp.
  4.85%, due 5/16/06 (b)                             10,000,000      9,979,791
Three Rivers Funding Corp.
  5.00%, due 7/26/06 (b)                             15,000,000     14,820,834
Windmill Funding I Corp.
  4.83%, due 6/2/06 (b)                              15,000,000     14,935,600
Wm. Wrigley Jr. Co.
  4.53%, due 5/22/06 (b)                             10,000,000      9,973,575
  4.88%, due 7/28/06 (b)                              4,500,000      4,446,320
World Omni Leasing, Inc.
  4.79%, due 5/12/06 (b)                             15,000,000     14,978,046
                                                                  ------------
                                                                   354,609,533
                                                                  ------------
CORPORATE BONDS (19.6%)
3M Co.
  5.645%, due 12/12/06 (b)(c)                         3,500,000      3,518,979
Abbott Laboratories
  5.625%, due 7/1/06                                  5,000,000      5,011,906
American Express Credit Corp.
  4.991%, due 12/15/06 (a)                           11,465,000     11,473,241

+ Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
yBaltimore Gas & Electric
  5.25%, due 12/15/06                               $ 3,385,000   $  3,389,890
Bottling Group LLC
  2.45%, due 10/16/06                                 5,080,000      5,027,918
Campbell Soup Co.
  5.50%, due 3/15/07                                  3,195,000      3,200,604
Caterpillar Financial Services Corp. Series F
  4.89%, due 9/8/06 (a)                               6,250,000      6,251,434
Fifth Third Bancorp
  2.70%, due 1/30/07                                  5,000,000      4,908,349
General Dynamics Corp.
  2.125%, due 5/15/06 (c)                             6,000,000      5,995,680
General Electric Capital Corp.
  4.86%, due 12/8/06 (a)                              3,000,000      3,000,888
Honeywell International, Inc.
  5.125%, due 11/1/06                                 1,500,000      1,502,444
International Business Machines Corp.
  4.875%, due 10/1/06                                 2,038,000      2,039,306
M&I Marshall & Ilsley Bank
  2.625%, due 2/9/07                                  2,000,000      1,962,563
Manufacturers & Traders Trust Co.
  4.918%, due 6/20/06 (a)                            10,000,000     10,000,443
National City Bank
  4.79%, due 7/7/06 (a)                              10,000,000      9,999,814
National Rural Utilities Cooperative Finance Corp.
  6.00%, due 5/15/06                                  5,000,000      5,003,973
Nike, Inc.
  5.50%, due 8/15/06                                  4,425,000      4,433,517
Pan American Energy LLC
  6.75%, due 2/1/07                                   3,000,000      3,043,855
Pitney Bowes, Inc.
  5.875%, due 5/1/06                                  4,850,000      4,849,757
SouthTrust Bank
  4.85%, due 6/1/06 (a)                              10,000,000     10,000,273

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
State Street Bank & Trust Co.
  4.82%, due 12/11/06 (a)                           $ 1,175,000   $  1,175,000
                                                                  ------------
                                                                   105,789,834
                                                                  ------------
FEDERAL AGENCIES (2.7%)
Federal Agricultural Mortgage Corp.
  5.35%, due 7/26/06                                  5,000,000      5,014,726
Federal Home Loan Bank
  3.25%, due 8/11/06                                  5,000,000      4,989,444
  3.625%, due 6/8/06                                  4,595,000      4,593,950
                                                                  ------------
                                                                    14,598,120
                                                                  ------------
MEDIUM-TERM NOTE (0.9%)
Bank of America N.A.
  4.815%, due 2/23/07 (a)                             5,000,000      5,000,000
                                                                  ------------

REPURCHASE AGREEMENT (8.2%)
Citibank
  4.77%, dated 4/28/06
  due 5/1/06 Proceeds at Maturity $44,332,615
  (Collateralized by various bonds with a
  Principal Amount of $46,260,000 and a Market
  Value
  of $45,201,943)                                    44,315,000     44,315,000
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $541,777,498) (d)                       100.3%   541,777,498
Liabilities in Excess of
  Cash and Other Assets                                    (0.3)    (1,657,493)
                                                    -----------   ------------
Net Assets                                                100.0%  $540,120,005
                                                    ===========   ============

(a)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(b)  May be sold to institutional investors only.
(c) Illiquid security. The total market value of this security at April 30, 2006 is $9,514,659, which represents 1.8% of the Fund's net assets.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

 10   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST              PERCENT+
Aerospace/Defense                                     $5,995,680                   1.1%
Athletic Footwear                                      4,433,517                   0.8
Automobile--Sequential                                 7,465,011                   1.4
Beverages--Non-Alcoholic                               5,027,918                   0.9
Commercial Banks--Central U.S.                        31,940,955                   5.9
Commercial Banks--Eastern U.S.                        11,175,443                   2.1
Commercial Banks--Southern U.S.                       10,000,273                   1.9
Computers                                              2,039,306                   0.4
Cosmetics & Toiletries                                34,957,479                   6.5
Diversified Financial Services                         3,000,888                   0.5
Diversified Manufacturing Operations                  22,751,794                   4.2
Electric--Integrated                                  23,358,907                   4.3
Finance--Commercial                                   11,237,317                   2.1
Finance--Credit Card                                  11,473,241                   2.1
Finance--Investment Banker/Broker                     14,990,589                   2.8
Finance--Mortgage Loan/Banker                         14,948,438                   2.8
Finance--Other Services                               34,865,738                   6.4
Finance--Receivables                                 101,536,177                  18.8
Food--Confectionery                                   24,417,268                   4.5
Food--Miscellaneous/Diversified                        3,200,604                   0.6
Medical--Drugs                                        24,998,725                   4.6
Medical Products                                       9,960,770                   1.8
Metal--Aluminum                                       14,956,775                   2.8
Multimedia                                            14,992,133                   2.8
Office Automation & Equipment                         16,616,664                   3.1
Oil & Gas Drilling                                     3,043,855                   0.6
Sovereign                                             44,315,000                   8.2
Sovereign Agency                                      14,598,120                   2.7
Super-Regional Banks--U.S.                             9,908,349                   1.8
Tools--Hand Held                                       9,570,564                   1.8
                                                    ------------   -------------------
                                                     541,777,498                 100.3
Liabilities in Excess of
  Cash and Other Assets                               (1,657,493)                 (0.3)
                                                    ------------   -------------------
Net Assets                                          $540,120,005                 100.0%
                                                    ============   ===================

+    Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (amortized cost $541,777,498)                 $541,777,498
Cash                                                      13
Receivables:
  Interest                                         1,250,198
  Fund shares sold                                 1,223,343
Other assets                                          41,718
                                                -------------
    Total assets                                 544,292,770
                                                -------------
LIABILITIES:
Payables:
  Fund shares redeemed                             3,722,102
  Manager                                            251,237
  NYLIFE Distributors                                122,053
  Transfer agent                                      17,560
  Custodian                                           16,318
  Directors                                            2,330
Accrued expenses                                      31,337
Dividends payable                                      9,828
                                                -------------
    Total liabilities                              4,172,765
                                                -------------
Net assets                                      $540,120,005
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  8 billion shares authorized:
  Class I                                       $    241,750
  Sweep Shares Class                                 298,371
Additional paid-in capital                       539,583,381
Accumulated net realized loss on investments          (3,497)
                                                -------------
Net assets                                      $540,120,005
                                                =============
CLASS I
Net assets applicable to outstanding shares     $241,734,914
                                                =============
Shares of capital stock outstanding              241,749,891
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============
SWEEP SHARES CLASS
Net assets applicable to outstanding shares     $298,385,091
                                                =============
Shares of capital stock outstanding              298,371,449
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============

 12   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $11,486,270
                                                 ------------
EXPENSES:
  Manager                                          1,166,561
  Distribution--Sweep Shares Class                   358,204
  Service--Sweep Shares Class                        358,204
  Shareholder communication                           62,233
  Professional                                        42,933
  Registration                                        21,122
  Transfer agent--Class I                              8,541
  Transfer agent--Sweep Shares Class                  10,399
  Directors                                           18,300
  Custodian                                           12,149
  Miscellaneous                                       17,126
                                                 ------------
    Total expenses before reimbursement            2,075,772
  Expense reimbursement from Manager                 (57,453)
                                                 ------------
    Net expenses                                   2,018,319
                                                 ------------
Net investment income                              9,467,951
                                                 ------------
Net increase in net assets resulting from
  operations                                     $ 9,467,951
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                              2006            2005
INCREASE (DECREASE) IN NET ASSETS:

Operations:
 Net investment income               $   9,467,951   $  10,727,700
 Net realized loss on investments               --            (789)
                                     -----------------------------
 Net increase in net assets
  resulting from operations              9,467,951      10,726,911
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Class I                              (4,565,740)     (5,645,755)
   Sweep Shares Class                   (4,902,211)     (5,081,945)
                                     -----------------------------
 Total dividends to shareholders        (9,467,951)    (10,727,700)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class I                             317,375,541     625,554,688
   Sweep Shares Class                  107,403,233     283,632,518
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class I                               4,518,192       5,645,755
   Sweep Shares Class                    4,902,077       5,081,945
                                     -----------------------------
                                       434,199,043     919,914,906

 Cost of shares redeemed:
   Class I                            (312,345,935)   (645,555,155)
   Sweep Shares Class                  (84,958,765)   (278,489,784)
                                     -----------------------------
                                      (397,304,700)   (924,044,939)
    Increase (decrease) in net
     assets derived from capital
     share transactions                 36,894,343      (4,130,033)
                                     -----------------------------
    Net increase (decrease) in net
     assets                             36,894,343      (4,130,822)

NET ASSETS:
Beginning of period                    503,225,662     507,356,484
                                     -----------------------------
End of period                        $ 540,120,005   $ 503,225,662
                                     =============================

 14   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                   CLASS I
                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                               APRIL 30,                               YEAR ENDED OCTOBER 31,
                                                 2006*              2005          2004          2003          2002          2001
Net asset value at beginning of period          $   1.00          $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ----------------      --------      --------      --------      --------      --------
Net investment income                               0.02              0.02          0.01          0.01          0.02          0.04
Net realized and unrealized gain (loss) on
  investments                                         --             (0.00)(a)      0.00 (a)      0.00 (a)      0.00 (a)        --
                                            ----------------      --------      --------      --------      --------      --------
Total from investment operations                    0.02              0.02          0.01          0.01          0.02          0.04
                                            ----------------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                       (0.02)            (0.02)        (0.01)        (0.01)        (0.02)        (0.04)
  From net realized gain on investments               --                --         (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                            ----------------      --------      --------      --------      --------      --------
Total dividends and distributions                  (0.02)            (0.02)        (0.01)        (0.01)        (0.02)        (0.04)
                                            ----------------      --------      --------      --------      --------      --------
Net asset value at end of period                $   1.00          $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ================      ========      ========      ========      ========      ========
Total investment return                             1.95%(b)          2.42%         0.77%         0.83%         1.65%         4.67%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                           3.89%+            2.40%         0.77%         0.84%         1.61%         4.50%
    Net expenses                                    0.50%+            0.50%         0.50%         0.50%         0.50%         0.50%
    Expenses (before reimbursement)                 0.52%+            0.59%         0.60%         0.60%         0.62%         0.61%
Net assets at end of period (in 000's)          $241,735          $232,187      $246,542      $221,058      $329,921      $199,495

*    Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

 16   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           SWEEP SHARES CLASS
---------------------------------------------------------------------------------------------------------
    SIX MONTHS ENDED
       APRIL 30,                                        YEAR ENDED OCTOBER 31,
         2006*                 2005             2004             2003             2002             2001
        $   1.00             $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
    ----------------         --------         --------         --------         --------         --------
            0.02                 0.02             0.00 (a)         0.00 (a)         0.01             0.04
              --                (0.00)(a)         0.00 (a)         0.00 (a)         0.00 (a)           --
    ----------------         --------         --------         --------         --------         --------
            0.02                 0.02             0.00 (a)         0.00 (a)         0.01             0.04
    ----------------         --------         --------         --------         --------         --------
           (0.02)               (0.02)           (0.00)(a)        (0.00)(a)        (0.01)           (0.04)
              --                   --            (0.00)(a)        (0.00)(a)        (0.00)(a)           --
    ----------------         --------         --------         --------         --------         --------
           (0.02)               (0.02)           (0.00)(a)        (0.00)(a)        (0.01)           (0.04)
    ----------------         --------         --------         --------         --------         --------
        $   1.00             $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
    ================         ========         ========         ========         ========         ========
            1.71%(b)             1.91%            0.27%            0.33%            1.14%            4.15%
            3.39%+               1.90%            0.27%            0.34%            1.11%            4.00%
            1.00%+               1.00%            1.00%            1.00%            1.00%            1.00%
            1.02%+               1.09%            1.10%            1.10%            1.12%            1.11%
        $298,385             $271,039         $260,814         $272,856         $291,312         $285,034

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990 and commenced operations on January 2, 1991. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act") and is comprised of eighteen separate investment portfolios (collectively referred to as the "Funds"). These notes relate only to the Company's Cash Reserves Fund (the "Fund").

The Fund offers two classes of shares. Class I shares and the Sweep Shares Class are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. The Fund's No-Load Class shares were redesignated as the Class I shares on January 1, 2004. The Fund's Service Class shares ceased operations on January 9, 2004.

Each class of shares has similar voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution fee rates. The Sweep Shares Class bears distribution and service fee payments under a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Sweep Shares Class bears service fee payments under a shareholder service plan.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Pursuant to Rule 2a-7 of the Investment Company Act, portfolio securities of the Fund are valued at their amortized cost, which approximates market value in order to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) FEDERAL INCOME TAXES. The Fund is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned and discounts and premiums on securities, are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses with respect to the Funds are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the Shareholder Services Plans and the Distribution Plans) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown on the Fund's Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 18   MainStay Cash Reserves Fund

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) INDEMNIFICATIONS. In the normal course of business the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager and provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. The Fund is advised by NYLIM directly, without a subadvisor.

The Company, on behalf of the Fund, pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.45% on assets up to $500 million and 0.40% on assets in excess of $500 million. The Manager entered into a written expense limitation agreement to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's Class I total ordinary operating expenses (total annual fund operating expenses excluding service fees and distribution fees) on an annualized basis do not exceed 0.50% for the Class I Shares. An equivalent reduction will apply to the Sweep Shares Class. These expense limitations may be modified or terminated only with the approval of the Board of Directors.

For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $1,166,561.

In connection with this expense limitation, the Manager assumed expenses of $57,453, which is shown on the Fund's Statement of Operations, for the six months ended April 30, 2006.

The Manager may recoup the amount of any management fee waiver or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. As of April 30, 2006 the amount of waived or reimbursed fees that are subject to possible recoupment by the Manager and the related expiration dates are as follows:

               OCTOBER 31,
        2008                  2009               TOTAL
      $164,717              $57,453             $222,170
-------------------------------------------------------------

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life, serves as the Company's distributor and principal underwriter to the Sweep Share Class, pursuant to a Distribution Agreement. The Company, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Company, with respect to the Sweep Shares Class shares of the Fund, has adopted a distribution and service plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act. The Plan provides that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's Sweep Shares Class and service activities.

Pursuant to the Plan, the Distributor, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life or any other broker-dealer or other financial institution, is entitled to receive a monthly fee, which is an expense of the Plan of the Fund for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

In accordance with the Shareholder Services Plan for the Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Sweep Shares Class shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class shares of the Fund.

                                                    www.mainstayfunds.com     19

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service, for the six months ended April 30, 2006 were $18,940.

(D) INDEPENDENT DIRECTORS AND TRUSTEES FEES. Non-interested Directors are paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Director/Trustee and the Audit Committee Chair each receive an additional annual retainer of $10,000. The retainers are paid in the aggregate for the Company.

(E) CAPITAL. At April 30, 2006 affiliates and employees of New York Life owned a significant number of shares of the Funds with a market value of $172,090,369 which represents 31.9% of net assets.

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

(F) OTHER. Pursuant to a Management Agreement between the Company and NYLIM, the cost of legal services provided to the Company are payable directly by the Fund. For six months ended April 30, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $14,073.

NOTE 4--FEDERAL INCOME TAXES:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $2,708 and $789 were available to the extent provided by regulations to offset future realized gains of the respective Fund through the years 2012 and 2013, respectively. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended October 31, 2005 represents tax-based distributions of ordinary income in the amount of $10,727,700.

NOTE 5--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of each Fund of the Company. Custodial fees are charged to each Fund based on the market value of securities in each Fund and the number of certain cash transactions incurred by each Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares were as follows:

                                     SWEEP                SWEEP
                                    SHARES                SHARES
                         CLASS I     CLASS    CLASS I     CLASS
                             SIX MONTHS              YEAR
                               ENDED                 ENDED
                             APRIL 30,            OCTOBER 31,
                               2006*                 2005
Shares sold               317,376   107,403    625,554    283,633
-----------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             4,518     4,902      5,646      5,082
-----------------------------------------------------------------
                          321,894   112,305    631,200    288,715
-----------------------------------------------------------------
Shares redeemed          (312,346)  (84,959)  (645,555)  (278,490)
-----------------------------------------------------------------
Net increase (decrease)     9,548    27,346    (14,355)    10,225
-----------------------------------------------------------------

*   Unaudited.

NOTE 7--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of the Eclipse Funds Inc. or the Eclipse Funds.

 20   MainStay Cash Reserves Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its March 2006 meeting, the Board of Directors (the "Board"), which is comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process which took place at various meetings between December 2005 and March 2006. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment manager to the Fund, that were developed in consultation with the Board. The Board also receives throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions prepared on behalf of the Board by independent legal counsel to the Board encompassing a variety of topics.

In determining to renew the Agreements for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM; (ii) the investment performance of the Fund, including the performance of NYLIM as investment advisor to the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's the relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was based on a comprehensive consideration of all of the information provided to the Board throughout the year and in connection with the contract renewal process, and was not based on any single factor noted above. Each member of the Board may have weighed certain factors differently. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also noted recent staff additions to NYLIM's senior management and other personnel responsible for mutual fund operations, and resource enhancements supporting NYLIM's delivery of services to the Funds. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Funds' legal and compliance environment, and in implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC, the Fund's transfer agent), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on multiple occasions. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds,

                                                    www.mainstayfunds.com     21
including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Funds' gross and net returns, the Funds' investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisors.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings throughout the year and in previous years. In evaluating the investment performance of the Fund, the Board also took into consideration whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Investment and Performance Comparison section and Portfolio Management Discussion and Analysis section of this Semiannual Report, as well as in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board noted that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board acknowledged, for example, the general costs to NYLIM and its affiliates of subsidizing expenses for the Fund, and recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Eclipse Funds, and with respect to the Fund individually. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the funds it manages, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Funds, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis without regard to distribution expenses.

 22   MainStay Cash Reserves Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from expense waivers and reimbursements, as appropriate. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin on certain Funds as their assets grow over time. The Board also observed that NYLIM may subsidize the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with the prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Fund's expense structure as a Fund continues to grow over time.

MANAGEMENT FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisors. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisors to mutual funds in the Fund's peer group.

In assessing the reasonableness of each Fund's management fees and total ordinary operating expenses, the Board also took note of fee and expense arrangements that had been negotiated by the Board with NYLIM during the contract renewal process, and observed that NYLIM has agreed to subsidize the total ordinary operating expenses of certain Eclipse Funds through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation of that information, the Board, which consists entirely of Independent Directors, unanimously approved the renewal of the Agreement for one additional year.

                                                    www.mainstayfunds.com     23

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Funds' website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 24   MainStay Cash Reserves Fund

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager, and the Subadvisor. Information pertaining to the Board Members and officers, as of July 1, 2006, is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statements of Additional Information applicable to the Funds include additional information about the Board Members and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                                                                                               NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                                     IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                           OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                            BOARD MEMBER     BOARD MEMBER
        ---------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS

        LAWRENCE GLACKEN  Director since     Retired.                                                18         None
        10/22/27          1990 and Trustee
                          since 2000
        ---------------------------------------------------------------------------------------------------------------------
        PETER MEENAN(1)   Director and       Independent Consultant; President and Chief             18         Trustee, The
        12/5/41           Trustee since      Executive Officer, Babson-United, Inc., a                          Vantagepoint
                          2002               financial services firm (2000 to 2004);                            Funds
                                             Independent Consultant (1999 to 2000); Head of
                                             Global Funds, Citicorp (1995 to 1999).
        ---------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Director since     Retired.                                                18         None
        MULHEARN          1990 and Trustee
        3/11/47           since 2000
        ---------------------------------------------------------------------------------------------------------------------
        SUSAN B.          Director since     Partner, Strategic Management Advisors LLC (1990        18         Director,
        KERLEY(2)         1990 and Trustee   to present).                                                       Legg Mason
        8/12/51           since 2000                                                                            Partners
                                                                                                                Funds (an
                                                                                                                open-ended
                                                                                                                investment
                                                                                                                company)
        ---------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           Officer since      (including predecessor advisory organizations), and New York
        10/19/46          2003               Life Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company; Vice President and Secretary,
                                             McMorgan & Company LLC; Secretary, NYLIM Service Company
                                             LLC, NYLCAP Manager LLC, and Madison Capital Funding LLC;
                                             Chief Legal Officer, Eclipse Funds, The MainStay Funds,
                                             MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                             Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                             1999); General Counsel and Managing Director, JP Morgan
                                             Investment Management Inc. (1986 to 1998).
        -------------------------------------------------------------------------------------------------
        ARPHIELA          Treasurer and      Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal          New York Life Investment Management LLC (since March 2003);
        10/26/56          Financial and      Treasurer and Principal Financial and Accounting Officer,
                          Accounting         Eclipse Funds, The MainStay Funds, MainStay VP Series Fund,
                          Officer since      Inc., and McMorgan Funds (since December 2005); Assistant
                          2005               Treasurer, NYLIFE Distributors LLC; Assistant Treasurer, The
                                             MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay
                                             VP Series Fund, Inc., and McMorgan Funds (1992 to December
                                             2005).
        -------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since    Executive Vice President, New York Life Investment
        BLUNT             2005               Management LLC and New York Life Investment Management
        5/13/62                              Holdings LLC (since 2004); Manager and Executive Vice
                                             President, NYLIM Product Distribution, NYLIFE Distributors
                                             LLC (since January 2005); Chairman, NYLIM Service Company
                                             LLC (since March 2005); Chairman and Class C Director, New
                                             York Life Trust Company, FSB (since 2004); Chairman, New
                                             York Life Trust Company (since February 2005); President,
                                             Eclipse Funds (since June 2005); President, The MainStay
                                             Funds (since May 2005); President, Mainstay VP Series Fund,
                                             Inc. (since June 2006); Chairman and Chief Executive
                                             Officer, Giving Capital, Inc. (2001 to 2004); Chief
                                             Marketing Officer--Americas, Merrill Lynch Investment
                                             Managers (1999 to 2001); President, Mercury Funds
                                             Distributors (1999 to 2001).
        -------------------------------------------------------------------------------------------------
        PATRICK G. BOYLE  Executive Vice     Executive Vice President, New York Life Investment
        11/24/53          President since    Management LLC (including predecessor advisory
                          2003               organizations) since 2002; Senior Managing Director, New
                                             York Life Investment Management LLC, (2000 to 2002); Senior
                                             Vice President, Pension Department, New York Life Insurance
                                             Company (1991 to 2000); Director, Eclipse Funds Inc. (1990
                                             to 2003); Trustee, New York Life Investment Management
                                             Institutional Funds (2002 to 2003).
        -------------------------------------------------------------------------------------------------

1. Mr. Meenan has been appointed Chairman of the Audit Committee.
2. Ms. Kerley has been appointed the Chairman of the Board.

                                                      www.mainstayfunds.com   25

                          POSITION(S) HELD
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
        TONY ELAVIA       Senior Vice        Senior Managing Director, New York Life Investment
        1/11/56           President since    Management LLC; Chief Investment Officer of NYLIM Equity
                          2005               Investors Group; Managing Director and Senior Portfolio
                                             Manager of the Large Cap Growth team of Putnam Investments
                                             (1998 to 2004).
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations); Executive Vice
        2/8/59            since 2005         President, New York Life Trust Co. and New York Life Trust
                                             Company, FSB (since January 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since June 2005).
        -------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice        Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       President since    Financial Officer of Retail Investments, New York Life
        6/25/71           June 2006          Investment Management LLC (since July 2006); Senior Vice
                                             President, Eclipse Funds, The MainStay Funds, and MainStay
                                             VP Series Fund, Inc. (since June 2006); Chief Financial
                                             Officer, Bear Stearns Asset Management (1999 to May 2006).
        -------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--   Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance 2004    March 2006), and Managing Director and Chief Compliance
        12/16/65          to 2006; Senior    Officer (2003 to February 2006), New York Life Investment
                          Vice President     Management LLC; Managing Director and Chief Compliance
                          and Chief          Officer, New York Life Investment Management Holdings LLC
                          Compliance         (2003 to present); Senior Managing Director, Compliance
                          Officer since      (since March 2006) and Managing Director, Compliance (2003
                          June 2006          to February 2006), NYLIFE Distributors LLC; Senior Vice
                                             President and Chief Compliance Officer, Eclipse Funds, The
                                             MainStay Funds, and MainStay VP Series Fund, Inc. (since
                                             June 2006); Vice President--Compliance, Eclipse Funds, The
                                             MainStay Funds, and MainStay VP Series Fund, Inc. (until
                                             June 2006); Deputy Chief Compliance Officer, New York Life
                                             Investment Management LLC (2002 to 2003); Vice President and
                                             Compliance Officer, Goldman Sachs Asset Management (1999 to
                                             2002).
        -------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON          2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                             President and Corporate Counsel, The Prudential Insurance
                                             Company of America (2000 to 2004).
        -------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive    Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since      and Chief Executive Officer (since July 2006), New York Life
                          July 2006          Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                             2004); Member of the Board of Managers, NYLCAP Manager LLC
                                             (since 2004); Chief Executive Officer, Eclipse Funds, The
                                             MainStay Funds and MainStay VP Series Fund, Inc. (since July
                                             2006); Chief Operating Officer, Merrill Lynch Investment
                                             Managers (2003 to 2004); Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003); President of Merrill Japan
                                             and Chairman of MLIM's Pacific Region (1999 to 2001).
        -------------------------------------------------------------------------------------------------
        GARY E.           Chief Executive    Chairman and Manager, New York Life Investment Management
        WENDLANDT         Officer 2005 to    LLC (including predecessor advisory organizations) and New
        10/8/50           June 2006          York Life Investment Management Holdings LLC; Chief
                                             Executive Officer, New York Life Investment Management LLC
                                             and New York Life Investment Management Holdings LLC (2000
                                             to June 2006); Senior Executive Vice President for
                                             Investment and Finance, New York Life Insurance Company
                                             (since July 2006); Executive Vice President, New York Life
                                             Insurance Company (1999 to June 2006); Executive Vice
                                             President and Manager, NYLIFE LLC; Chairman, McMorgan &
                                             Company LLC, Madison Capital Funding LLC, and NYLCAP Manager
                                             LLC; Manager, MacKay Shields LLC; Executive Vice President,
                                             New York Life Insurance and Annuity Corporation; Chairman,
                                             and Director, MainStay VP Series Fund, Inc.; Chief Executive
                                             Officer, Eclipse Funds (June 2005 to June 2006); Chief
                                             Executive Officer, MainStay VP Series Fund, Inc. (2002 to
                                             June 2006); Chief Executive Officer, The MainStay Funds
                                             (2004 to June 2006); Executive Vice President and Chief
                                             Investment Officer, MassMutual Life Insurance Company (1993
                                             to 1999).
        -------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--   Vice President, New York Life Insurance Company; Vice
        ZUCCARO           Tax since 1993     President, New York Life Insurance and Annuity Corporation,
        12/12/49                             New York Life Trust Company, FSB, NYLIFE Insurance Company
                                             of Arizona, NYLIFE LLC, and NYLIFE Securities, Inc.; Vice
                                             President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                             New York Life International, LLC; New York Life Trust
                                             Company, and NYLIM Service Company LLC; Vice President--Tax,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc. (since 1991).
        -------------------------------------------------------------------------------------------------

 26 MainStay Cash Reserves Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                 SEC File Number: 811-06175 (Eclipse Funds Inc.)

NYLIM-AO8855         (RECYCLE LOGO)                        MS229-06 MSCR10-06/06

ITEM 2. CODE OF ETHICS.

     Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS INC.


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President

Date: July 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President

Date: July 7, 2006


By: /s/ Arphiela Arizmendi
    ---------------------------------
    ARPHIELA ARIZMENDI
    Treasurer and Principal Financial
    and Accounting Officer

Date: July 7, 2006

                                  EXHIBIT INDEX

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.